UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number   811-05518

                             The RBB Fund, Inc.

(Exact name of registrant as specified in charter)

Bellevue Park Corporate Center

103 Bellevue Parkway

                                     Wilmington, DE  19809

(Address of principal executive offices) (Zip code)

Salvatore Faia

BNY Mellon Investment Servicing (US) Inc.

103 Bellevue Parkway

                                     Wilmington, DE  19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  302-791-1851

Date of fiscal year end:  August 31

Date of reporting period:  August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ABBEY CAPITAL FUTURES STRATEGY FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2014

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

ABBEY CAPITAL FUTURES STRATEGY FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Summary

The Abbey Capital Futures Strategy Fund (the “Fund”) was up +3.60% from inception to August 31, 2014 with gains in currency, bond and several commodity markets outweighing losses in energy and equities. Diversified Trendfollowing (“Trendfollowing”) and Global Macro managers drove gains, while the Fund’s Value manager also contributed positively.

Market Review

Central bank policy and commentary, and divergences in the health of regional economies, were the key drivers for markets in the period. Evidence of a strengthening US recovery was bolstered by positive employment and GDP growth and an improving housing market. In contrast, the eurozone’s economic recovery struggled to gain traction, demonstrated by weak GDP data, a decline in industrial production and a drop in inflation to close to a five-year low. The diverging economic performance prompted differing responses from the US Federal Reserve (the “Fed”) and the European Central Bank (the “ECB”). The former continued to taper its stimulus program and shift to a marginally more hawkish stance, while speculation increased that the latter would increase stimulus measures further by using unconventional policy tools. This speculation triggered a rally in eurozone fixed income markets. In the US, bonds also rallied, despite signs of a strengthening economy, as the decline in European core and periphery yields helped spur a reach for yield across G7 bond markets. Shorter-term rates in the US did rise, resulting in a flattening of the yield curve, as the stronger economic data prompted a re-evaluation of the expected pace of Fed tightening. The differing economic performance and outlook for central bank policies between the US and the eurozone was reflected in the widening interest-rate differential, which had begun to widen in June when the ECB lowered rates for the first time this year. The higher yield spread drove a strong and persistent trend in currency markets with EUR/USD falling from 1.37 to 1.31 over the period, and the USD advancing by a similar magnitude against the JPY and CHF. Periodic bouts of risk aversion, due to unrest in Ukraine, Israel and Iraq, weighed on risk assets at times, while Argentina’s selective default and difficulties in the Portuguese banking sector were also temporary concerns. These events, however, ultimately had little impact on the direction of most markets over the period. Global equities were mixed with the S&P 500 rising, eurozone indices declining and Japanese stocks advancing on the weaker JPY. Within commodities, energy markets were sharply lower as data showed a notable increase in stockpiles of crude oil, while precious metals declined on the back of gains in the USD and generally improving economic fundamentals in the US. Agricultural commodities experienced significant declines as reports indicated record wheat, corn and soybean yields would be harvested this year.

Performance Attribution Analysis

The Fund captured gains from the USD rally against the EUR, JPY and CHF, with all trading styles profiting in the sector. Trading in bonds also contributed positively, with Trendfollowing managers’ gains from long exposure to European and US instruments outweighing losses incurred by the Value manager’s short position in the Euro Bund 10-Year contract. Trendfollowing managers added to Fund gains due to short exposure to grain and soft commodity markets and long positions in base metals. Energy markets were the largest detractor from performance, primarily driven by Trendfollowing managers’ long crude oil exposure in July. The Fund also incurred losses in equity markets, driven by primarily long exposure to European markets. Gains for Trendfollowing managers from long exposure to the Hang Seng and Nasdaq 100 indices were outweighed by losses from Global Macro and Value managers, with the former incurring losses from a long S&P 500 position in July and the latter from a short position in the same index in August.

1G7 Bonds refer to bonds that are issued by governments of the following seven countries: United States, Canada, France, Italy, United Kingdom, Germany, and Japan.

1

ABBEY CAPITAL FUTURES STRATEGY FUND

PERFORMANCE DATA

(UNAUDITED)

TOTAL RETURNS AS OF AUGUST 31, 2014*
Since Inception**
Abbey Capital Futures Strategy Fund, I Shares	3.60%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%
Barclay CTA Index	1.64%

*	Not annualized.

**	Inception date of the Fund is July 1, 2014.

Class A Shares inception date was August 29, 2014.

    Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call Abbey Capital Limited at 1-844-261-6484 for returns current to the most recent month-end.

    An investment in the Abbey Capital Futures Strategy Fund is speculative and involves substantial risk. The Fund is not suitable for all investors. It is possible that an investor may lose some or all of their investment. The Fund invests in long and short positions in futures, forwards, spot contracts, swaps, and options, each of which may be tied to commodities, financial indices and instruments, foreign currencies, or equity indices. The Fund also invests in investment grade fixed income securities of all durations and maturities. The Fund may be more volatile than investments in traditional securities. Losses on futures and other derivatives can be caused by unanticipated market movements and may be potentially unlimited. Commodities, currencies, foreign investments, and interest rate-linked instruments each entail special risks. The Fund is non-diversified; therefore gains or losses on a single holding may have a relatively great impact on the Fund. A more complete description of the Fund’s risks can be found in its prospectus, which should read carefully before investing.

    The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 2.38% and the Fund’s net operating expense ratio is 1.99%. Abbey Capital Limited has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) to 1.99% of the Fund’s average daily net assets attributable to Class I Shares. This contractual limitation is in effect until June 30, 2016 and may not be terminated without the approval of the Board of Directors.

    The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

    The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

    Portfolio composition is subject to change.

2

ABBEY CAPITAL FUTURES STRATEGY FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period from July 1, 2014 (date of commencement of operations) through August 31, 2014, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	I SHARES
	BEGINNING ACCOUNT VALUE*	ENDING ACCOUNT VALUE AUGUST 31, 2014	EXPENSES PAID DURING PERIOD
Actual**	$1,000.00	$1,036.00	$3.42
Hypothetical
(5% return before expenses)***	1,000.00	1,015.07	10.21

*	The Fund commenced operations on July 1, 2014.

**

Expenses equal to an annualized expense ratio for the period July 1, 2014 to August 31, 2014 of 2.01% for the I Shares of the Fund, which includes waived fees or reimbursed expenses (including dividend and interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent period (61) then divided by 365 days. The annualized amount of interest expense was 0.02% for the period July 1, 2014 to August 31, 2014. Without this expense, the annualized expense ratio would have been 1.99%. The Fund’s ending account value on the first line in the table is based on the actual total return since inception for the I Shares of the Fund of 3.60%.

***

For comparison purposes, the hypothetical expenses are as if the Fund had been in existence from March 1, 2014 and are equal to the I Shares annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by 365.

3

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2014

(UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund.

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE

SHORT-TERM INVESTMENTS:
U.S. Treasury Obligations	64.0%	$15,588,967
PURCHASED OPTIONS	0.6	150,006
WRITTEN OPTIONS	(0.2)	(61,878)
OTHER ASSETS IN EXCESS OF LIABILITIES	35.6	8,671,435

NET ASSETS	100.0%	$24,348,530

Portfolio holdings are subject to change at any time.

Refer to the Consolidated Portfolio of Investments for a detailed listing of the Fund’s holdings.

The accompanying notes are an integral part of the financial statements.

4

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS

AUGUST 31, 2014

	PAR (000’S)	VALUE
SHORT-TERM INVESTMENTS — 64.0%
U.S. TREASURY OBLIGATIONS—64.0%
U.S. Treasury Bills
0.085% 09/25/14	$2,500	$2,499,972
0.075% 10/23/14	2,500	2,499,938
0.081% 11/20/14	2,500	2,499,933
0.068% 12/18/14	3,090	3,089,839
0.056% 01/15/15	2,500	2,499,765
0.034% 02/12/15	2,500	2,499,520

		15,588,967

TOTAL SHORT-TERM INVESTMENTS (Cost $ 15,588,622)		15,588,967

	NUMBER OF CONTRACTS
PURCHASED OPTIONS — 0.6%
CALL OPTIONS PURCHASED — 0.2%
Nikkei 225 Symbiotic
Microfinance Index
Expires 12/12/14
Strike Price 15,000	15	52,261

TOTAL CALL OPTIONS PURCHASED (Cost $ 63,691)		52,261

PUT OPTIONS PURCHASED — 0.4%
90-Day Eurodollar Futures
Expires 03/16/15
Strike Price 100	180	24,750
90-Day Eurodollar Futures
Expires 06/15/15
Strike Price 99	60	13,875
AUD USD Currency Futures
Expires 09/05/14
Strike Price 91	42	420
EUR Foreign Exchange Currency Futures
Expires 09/05/14
Strike Price 1	28	31,150
EUR Foreign Exchange Currency Futures
Expires 10/03/14
Strike Price 1	21	6,037
JPY Currency Futures
Expires 10/03/14
Strike Price 95	40	14,500
JPY Currency Futures
Expires 09/05/14
Strike Price 96	17	7,013

TOTAL PUT OPTIONS PURCHASED (Cost $ 88,063)		97,745

TOTAL PURCHASED OPTIONS — 0.6%
(Cost $ 151,754)		150,006

TOTAL INVESTMENTS — 64.6%
(Cost $ 15,740,376)		15,738,973

	NUMBER OF CONTRACTS	VALUE
WRITTEN OPTIONS — (0.2)%
CALL OPTIONS WRITTEN—(0.2)%
Nikkei 225 Symbiotic
Microfinance Index
Expires 12/12/14
Strike Price 14,000	(8)	$(57,091)

TOTAL CALL OPTIONS WRITTEN (Premiums Received $ 60,271)		(57,091)

PUT OPTIONS WRITTEN—0.0%
90-Day Eurodollar Futures
Expires 06/15/15
Strike Price 99	(31)	(3,100)
90-Day Eurodollar Futures
Expires 03/16/15
Strike Price 99	(54)	(1,687)

TOTAL PUT OPTIONS WRITTEN (Premiums Received $ 5,513)		(4,787)

TOTAL WRITTEN OPTIONS — (0.2)%
(Premiums Received $ 65,784)		(61,878)

OTHER ASSETS IN EXCESS OF LIABILITIES — 35.6%		8,671,435

NET ASSETS — 100.0%		$24,348,530

The accompanying notes are an integral part of the financial statements.

5

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

FUTURES CONTRACTS

LONG CONTRACTS	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL COST	UNREALZED APPRECIATION (DEPRECIATION)
10-Year Mini Japanese Government Bond Futures	September 2014	30	$4,210,832	$4,940
3-Month Euro Euribor	June 2015	57	18,696,571	4,845
3-Month Euro Euribor	September 2015	6	1,967,355	1,018
3-Month Euro Euribor	December 2015	14	4,589,241	2,710
3-Month Euro Euribor	March 2016	2	655,320	509
3-Month Euro Euribor	June 2016	4	1,310,245	1,084
90-DAY Bank Bill	March 2015	1	928,093	(23)
90-DAY Bank Bill	June 2015	3	2,783,982	91
90-DAY Eurodollar Futures	June 2015	5	1,245,487	(2,238)
90-DAY Eurodollar Futures	September 2015	4	992,587	(238)
90-DAY Eurodollar Futures	December 2015	8	1,982,938	(2,838)
90-DAY Eurodollar Futures	March 2016	3	741,025	(325)
90-DAY Eurodollar Futures	June 2016	4	985,537	(588)
90-DAY Eurodollar Futures	September 2016	1	245,588	(25)
90-DAY Sterling Futures	June 2015	60	12,292,732	25,691
90-DAY Sterling Futures	September 2015	3	613,898	809
90-DAY Sterling Futures	March 2016	1	203,533	633
90-DAY Sterling Futures	June 2016	2	406,900	747
90-DAY Sterling Futures	September 2016	1	202,972	529
Amsterdam Index Futures	September 2014	1	103,874	4,686
AUD/CAD X-Rate Futures	September 2014	1	185,965	570
AUD/JPY X-Rate Futures	September 2014	1	181,960	4,633
AUD/NZD X-Rate Futures	September 2014	1	183,450	3,480
AUD/USD Currency Futures	September 2014	3	279,820	(70)
Australian 3-Year Bond Futures	September 2014	2	205,005	(170)
Bank Acceptance Futures	March 2015	86	19,511,744	2,972
Bank Acceptance Futures	June 2015	1	226,869	(23)
CAC 40 10 Euro Futures	September 2014	4	225,449	4,757
Canadian 10-Year Bond Futures	December 2014	19	2,382,544	17,226
Cocoa Futures	December 2014	5	159,240	2,210
Cocoa Futures - London International Financials Futures Exchange	September 2014	2	66,356	1,942
Cocoa Futures - London International Financials Futures Exchange	December 2014	5	165,217	2,208
Coffee ‘C’ Futures	December 2014	3	217,012	9,338
DAX Index Futures	September 2014	2	621,994	(1,774)
Dollar Index	September 2014	6	489,310	7,388
Dow Jones Industrial Average E-Mini Chicago Board of Trade	September 2014	9	764,145	4,680
Euro BUXL 30-Year Bond	September 2014	1	180,669	10,748
Euro STOXX 50	September 2014	7	292,250	(1,143)
Euro-Bobl Futures	September 2014	32	5,398,891	34,794
Euro-Bund Futures	September 2014	12	2,326,991	62,413
EURO-SCHATZ Futures	September 2014	14	2,037,165	861
FTSE 100 Index Futures	September 2014	9	1,009,654	6,574
FTSE 250 Y2	September 2014	2	105,518	(332)
FTSE/JSE Top 40	September 2014	2	86,750	(1,275)
Hang Seng Index Futures	September 2014	10	1,608,441	(16,000)
H-Shares Index Futures	September 2014	1	71,174	(568)
IBEX 35 Index Futures	September 2014	1	136,691	3,885
JPY 10-Year Bond (Osaka Securities Exchange)	September 2014	3	4,207,795	8,554
Live Cattle Futures	December 2014	1	60,770	810
London Mercantile Exchange Aluminum Forward	September 2014	1	25,370	26,668
London Mercantile Exchange Aluminum Forward	October 2014	2	99,487	5,038
London Mercantile Exchange Aluminum Forward	November 2014	2	103,477	1,448
London Mercantile Exchange Aluminum Forward	December 2014	9	461,688	11,544
London Mercantile Exchange Copper Forward	September 2014	—	16,491	(16,491)

The accompanying notes are an integral part of the financial statements.

6

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

LONG CONTRACTS	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL COST	UNREALZED APPRECIATION (DEPRECIATION)
London Mercantile Exchange Copper Forward	October 2014	—	$3,407	$(3,408)
London Mercantile Exchange Copper Forward	December 2014	2	352,000	(2,975)
London Mercantile Exchange Lead Forward	September 2014	—	(1,600)	1,600
London Mercantile Exchange Lead Forward	October 2014	1	54,925	994
London Mercantile Exchange Lead Forward	November 2014	1	56,050	(19)
London Mercantile Exchange Lead Forward	December 2014	1	56,575	(456)
London Mercantile Exchange Zinc Forward ($)	September 2014	1	46,367	12,464
London Mercantile Exchange Zinc Forward ($)	October 2014	1	57,541	1,340
London Mercantile Exchange Zinc Forward ($)	November 2014	1	58,475	525
Long Gilt Futures	December 2014	15	2,805,166	22,213
Mini Hang Seng Index Futures	September 2014	2	64,788	(1,090)
MSCI Singapore Exchange ETS	September 2014	2	121,612	(753)
MSCI Taiwan Index	September 2014	5	170,835	1,265
MXN Futures	September 2014	1	38,110	100
Nasdaq 100 E-Mini	September 2014	23	1,840,295	37,425
Nikkei 225 (Chicago Mercantile Exchange)	September 2014	1	75,225	2,025
Nikkei 225 (Singapore Exchange)	September 2014	10	741,554	(769)
Nikkei 225 Mini	September 2014	7	103,249	495
Russell 2000 Mini	September 2014	1	114,080	3,260
S&P 500 E-Mini Futures	September 2014	17	1,677,562	23,628
S&P Mid 400 E-Mini	September 2014	2	285,130	2,290
S&P/ASX 200 Index (Australia)	September 2014	1	126,714	4,390
S&P/TSX 60 IX Futures	September 2014	2	318,146	11,956
SGX CNX Nifty	September 2014	7	111,561	894
Soybean Meal Futures	December 2014	1	36,320	(1,250)
Tokyo Price Index Futures	September 2014	2	244,173	1,105
U.S. Long Bond (Chicago Board of Trade)	December 2014	6	833,109	7,453
U.S. Treasury 10-Year Notes (Chicago Board of Trade)	December 2014	40	5,014,258	16,992
U.S. Treasury 5-Year Notes (Chicago Board of Trade)	December 2014	41	4,861,492	10,781
USD/SEK Futures	September 2014	1	97,077	2,914

			$119,618,258	$394,301

SHORT CONTRACTS
90-DAY Sterling Futures	March 2015	27	$(5,553,137)	$(799)
90-DAY Sterling Futures	December 2015	7	(1,425,788)	(5,842)
Australian 10-Year Bond Futures	September 2014	2	(234,014)	4,295
Bank Acceptance Futures	September 2015	85	(19,253,489)	(14,767)
Brent Crude Futures	September 2014	2	(207,100)	720
Brent Crude Futures	October 2014	1	(103,390)	(380)
CAD Currency Futures	September 2014	4	(367,860)	60
Canola Futures (Winnipeg Commodity Exchange)	November 2014	7	(56,535)	2,481
CHF Currency Futures	September 2014	18	(2,499,688)	49,663
Copper Futures	December 2014	2	(157,568)	(457)
Corn Futures	December 2014	12	(230,087)	11,237
Corn Futures	March 2015	2	(38,938)	1,163
Corn Futures	July 2015	1	(19,812)	175
Cotton No.2 Futures	December 2014	3	(105,200)	5,345
E-Mini Crude Oil	September 2014	1	(48,375)	395
E-Mini Crude Oil	October 2014	1	(46,450)	(1,060)
E-Mini Crude Oil	November 2014	1	(46,312)	(873)
E-Mini Natural Gas	September 2014	1	(9,512)	(650)
E-Mini Natural Gas	November 2014	1	(10,200)	(293)
EUR/AUD Futures	September 2014	1	(170,341)	5,896
EUR/CHF Futures	September 2014	4	(661,361)	4,371
EUR/GBP Futures	September 2014	1	(165,329)	737
EUR/JPY Futures	September 2014	1	(164,640)	360
EUR/JPY Futures	September 2014	2	(328,932)	372

The accompanying notes are an integral part of the financial statements.

7

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

SHORT CONTRACTS	EXPIRATION DATE	NUMBER OF CONTRACTS	NOTIONAL COST	UNREALZED APPRECIATION (DEPRECIATION)
Euro E-Mini Futures	September 2014	2	$(167,688)	$3,500
EURO FX CURR Futures	September 2014	48	(8,121,438)	240,438
Gas Oil Futures (Intercontinental Exchange)	September 2014	1	(89,000)	2,525
Gas Oil Futures (Intercontinental Exchange)	October 2014	12	(1,046,625)	4,425
Gas Oil Futures (Intercontinental Exchange)	November 2014	1	(87,025)	(150)
Gas Oil Futures (Intercontinental Exchange)	December 2014	1	(89,650)	2,325
Gas Oil Futures (Intercontinental Exchange)	January 2015	1	(87,550)	25
Gasoline RBOB Futures	September 2014	2	(218,047)	(2,276)
GBP Currency Futures	September 2014	18	(1,866,162)	3,050
Gold 100 Oz Futures	December 2014	2	(254,910)	(2,570)
JPY Currency Futures	September 2014	32	(3,863,264)	20,864
JPY E-Mini Futures	September 2014	3	(183,544)	3,431
Lean Hogs Futures	October 2014	1	(38,860)	(390)
Lean Hogs Futures	December 2014	1	(35,310)	(1,490)
Mill Wheat Euro	November 2014	2	(23,060)	164
Natural Gas Futures	September 2014	3	(118,640)	(3,310)
Natural Gas Futures	December 2014	1	(40,600)	(2,060)
New York Harbor Ultra-Low Sulfur Diesel Futures	September 2014	3	(359,465)	(907)
New York Harbor Ultra-Low Sulfur Diesel Futures	November 2014	1	(121,603)	945
Silver Futures	December 2014	6	(587,100)	2,340
Soybean Futures	November 2014	2	(102,600)	175
Soybean Oil Futures	October 2014	2	(41,082)	2,670
Soybean Oil Futures	December 2014	6	(128,994)	13,290
Sugar No.11 (World)	September 2014	8	(148,266)	9,475
Sugar No.11 (World)	February 2015	5	(100,744)	3,080
U.S. Treasury 2-Year Bonds (Chicago Board of Trade)	December 2014	15	(3,284,469)	(1,234)
West Texas Intermediate Crude Futures	September 2014	6	(568,960)	(6,800)
West Texas Intermediate Crude Futures	November 2014	1	(92,700)	(1,670)
Wheat Futures (Chicago Board of Trade)	December 2014	5	(144,887)	4,013
Wheat Futures (Chicago Board of Trade)	March 2015	1	(29,938)	813
Wheat Futures (Kansas City Board of Trade)	December 2014	2	(66,912)	2,638

			$(54,013,151)	$359,478

Total Futures Contracts			$65,605,107	$753,779

Forward foreign currency contracts outstanding as of August 31, 2014 were as follows:

CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	UNREALIZED APPRECIATION (DEPRECIATION)
AUD	1,428,494	USD	1,332,082	September 2014	BOA	$ 767
AUD	832,290	USD	781,751	September 2014	BOA	(5,295)
AUD	2,700,000	USD	2,513,783	September 2014	BOA	4,565
AUD	288,000	USD	268,395	September 2014	BOA	98
BRL	535,017	USD	235,891	September 2014	BOA	2,146
CAD	487,904	USD	453,066	September 2014	BOA	(4,480)
CAD	497,846	USD	462,149	September 2014	BOA	(4,444)
CAD	2,018,864	USD	1,850,000	September 2014	BOA	5,958
CAD	881,000	USD	807,034	September 2014	BOA	2,746
CHF	341,910	USD	384,853	September 2014	BOA	(12,375)
CHF	312,000	USD	341,243	September 2014	BOA	(1,322)
CLP	559,791	USD	1,011	September 2014	BOA	(58)
CZK	305,997	USD	14,799	September 2014	BOA	(301)
EUR	244,659	USD	327,093	September 2014	BOA	(5,598)
EUR	235,301	USD	315,119	September 2014	BOA	(5,917)

The accompanying notes are an integral part of the financial statements.

8

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	100,000	USD	131,864	September 2014	BOA	$ (455)
EUR	288,500	USD	380,766	September 2014	BOA	(1,638)
GBP	167,686	USD	285,678	September 2014	BOA	(7,324)
GBP	621,485	USD	1,062,736	September 2014	BOA	(31,105)
GBP	550,000	USD	912,197	September 2014	BOA	754
GBP	20,000	USD	33,084	September 2014	BOA	112
HUF	13,593,687	USD	58,519	September 2014	BOA	(1,816)
INR	4,918,989	USD	81,078	September 2014	BOA	(317)
JPY	15,609,904	EUR	114,000	September 2014	BOA	249
JPY	11,042,271	USD	108,060	September 2014	BOA	(1,918)
JPY	56,568,400	USD	556,871	September 2014	BOA	(13,112)
JPY	20,787,932	USD	200,000	September 2014	BOA	(173)
JPY	3,080,000	USD	29,607	September 2014	BOA	1
KRW	257,134,701	USD	252,476	September 2014	BOA	947
MXN	4,628,415	USD	353,798	September 2014	BOA	(189)
MXN	3,516,370	USD	269,148	September 2014	BOA	(535)
MYR	95,840	USD	30,083	September 2014	BOA	289
NOK	2,163,777	USD	349,767	September 2014	BOA	(825)
NOK	15,379,350	USD	2,500,000	September 2014	BOA	(20,275)
NZD	1,699,492	USD	1,465,287	September 2014	BOA	(45,657)
NZD	366,067	USD	314,980	September 2014	BOA	(9,254)
NZD	1,400,000	USD	1,172,541	September 2014	BOA	(3,646)
NZD	18,000	USD	14,945	September 2014	BOA	74
PLN	577,972	USD	188,397	September 2014	BOA	(8,105)
RUB	6,469,855	USD	183,078	September 2014	BOA	(8,858)
SEK	639,504	USD	93,006	September 2014	BOA	(1,511)
SGD	166,843	USD	134,093	September 2014	BOA	(519)
SGD	269,000	USD	215,756	September 2014	BOA	(396)
TRY	967,263	USD	447,880	September 2014	BOA	(1,731)
TWD	786,693	USD	26,228	September 2014	BOA	94
USD	358,960	AUD	385,545	September 2014	BOA	(771)
USD	217,312	AUD	234,249	September 2014	BOA	(1,222)
USD	373,684	AUD	400,000	September 2014	BOA	596
USD	90,196	AUD	97,000	September 2014	BOA	(234)
USD	95,021	BRL	217,433	September 2014	BOA	(1,717)
USD	410,045	CAD	445,827	September 2014	BOA	145
USD	542,644	CAD	592,318	September 2014	BOA	(1,916)
USD	150,000	CAD	164,277	September 2014	BOA	(1,021)
USD	520,898	CAD	573,000	September 2014	BOA	(5,780)
USD	425,000	CHF	387,389	September 2014	BOA	3,011
USD	692,288	CHF	623,825	September 2014	BOA	12,690
USD	668,601	CHF	612,000	September 2014	BOA	1,832
USD	10,155	CLP	5,812,520	September 2014	BOA	262
USD	98,843	CZK	2,014,387	September 2014	BOA	3,401
USD	935,660	EUR	705,000	September 2014	BOA	9,291
USD	1,282,063	EUR	951,538	September 2014	BOA	31,691
USD	1,278,819	EUR	948,094	September 2014	BOA	32,960
USD	3,531,348	EUR	2,650,000	September 2014	BOA	49,014
USD	698,410	EUR	529,000	September 2014	BOA	3,231

The accompanying notes are an integral part of the financial statements.

9

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

CURRENCY PURCHASED		CURRENCY SOLD		EXPIRATION	COUNTERPARTY	UNREALIZED APPRECIATION (DEPRECIATION)
USD	227,024	GBP	134,555	September 2014	BOA	$ 3,665
USD	282,526	GBP	167,564	September 2014	BOA	4,378
USD	2,080,721	GBP	1,250,000	September 2014	BOA	5,834
USD	253,626	GBP	153,000	September 2014	BOA	(328)
USD	92,935	HUF	21,561,933	September 2014	BOA	2,995
USD	25,562	INR	1,563,264	September 2014	BOA	(104)
USD	703,990	JPY	72,123,586	September 2014	BOA	10,719
USD	1,402,889	JPY	144,168,000	September 2014	BOA	17,086
USD	1,200,000	JPY	123,379,770	September 2014	BOA	13,995
USD	224,167	JPY	23,293,000	September 2014	BOA	247
USD	98,819	KRW	101,887,061	September 2014	BOA	(1,597)
USD	172,654	MXN	2,279,301	September 2014	BOA	(1,484)
USD	85,223	MXN	1,122,840	September 2014	BOA	(550)
USD	5,803	MYR	18,600	September 2014	BOA	(91)
USD	108,585	NOK	675,217	September 2014	BOA	(304)
USD	200,000	NOK	1,229,713	September 2014	BOA	1,724
USD	393,877	NZD	464,165	September 2014	BOA	6,149
USD	475,834	NZD	565,789	September 2014	BOA	3,306
USD	665,661	NZD	800,000	September 2014	BOA	(2,279)
USD	103,934	NZD	125,000	September 2014	BOA	(362)
USD	161,904	PLN	505,226	September 2014	BOA	4,305
USD	142,474	RUB	5,145,585	September 2014	BOA	3,914
USD	385,755	SEK	2,643,014	September 2014	BOA	7,616
USD	1,600,000	SEK	11,000,485	September 2014	BOA	26,172
USD	74,115	SGD	92,572	September 2014	BOA	2
USD	250,933	TRY	543,989	September 2014	BOA	18
USD	44,988	TWD	1,346,933	September 2014	BOA	(78)
USD	103,129	ZAR	1,108,135	September 2014	BOA	(529)
ZAR	3,274,944	USD	304,865	September 2014	BOA	1,483
Total Forward Foreign Currency Contracts						$ 61,016

AUD	Australian Dollar	MSCI	Morgan Stanley Capital International
BOA	Bank of America	MXN	Mexican Peso
BRL	Brazilian Real	MYR	Malaysian Ringgit
CAD	Canadian Dollar	NOK	Norwegian Krone
CHF	Swiss Franc	NZD	New Zealand Dollar
CLP	Chilean Peso	PLN	Polish Zloty
CZK	Czech Koruna	RBOB	Reformulated Blendstock for Oxygenate Blending
DAX	Deutscher Aktienindex	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HUF	Hungarian Forint	TRY	Turkish Lira
IBEX	Index of the Bolsa de Madrid	TSX	Toronto Stock Exchange
INR	Indian Rupee	TWD	Taiwan Dollar
JPY	Japanese Yen	USD	United States Dollar
KRW	Korean Won	ZAR	South African Rand

The accompanying notes are an integral part of the financial statements.

10

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2014

ASSETS
Investments, at value (cost $15,740,376)	$15,738,973
Cash	3,509,218
Deposits with broker for forward foreign currency contracts and futures contracts	2,817,408
Receivables for:
Capital shares sold	1,758,250
Variation margin	753,779
Investment Advisor	13,426
Prepaid expenses and other assets	996
Unrealized appreciation on forward foreign currency contracts	280,532

Total assets	24,872,582

LIABILITIES
Options written, at value (premiums received $65,784)	61,878
Foreign currency, at value (cost $167,463)	164,634
Payables for:
Directors’ and officers’ fees	1,419
Registration and filing fees	4,009
Administration and accounting fees	12,952
Printing and shareholder reporting fees	1,671
Unrealized depreciation on forward foreign currency contracts	219,516
Other accrued expenses and liabilities	57,973

Total liabilities	524,052

Net Assets	$24,348,530

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$2,350
Paid-in capital	23,592,000
Accumulated net investment loss	(51,195)
Net unrealized appreciation on investments, futures transactions, foreign currency translations, forward foreign currency contracts and written options	805,375

Net assets	$24,348,530

A SHARES
Net assets	$1,000,000

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	96,525

Net asset value, offering and redemption price per share	$10.36

I SHARES
Net assets	$23,348,530

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,253,340

Net asset value, offering and redemption price per share	$10.36

The accompanying notes are an integral part of the financial statements.

11

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED

AUGUST 31, 2014(1)

INVESTMENT INCOME
Interest	693

Total investment income	693

EXPENSES
Advisory fees (Note 2)	68,803
Audit and tax service fees	43,990
Administration and accounting fees (Note 2)	24,985
Transfer agent fees (Note 2)	5,264
Registration and filing fees	4,414
Interest expense	799
Other expenses	16,306

Total expenses before waivers and reimbursements	164,561
Less: waivers and reimbursements (Note 2)	(94,261)

Net expenses after waivers and reimbursements	70,300

Net investment loss	(69,607)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(16,240)
Futures	(38,003)
Foreign currency transactions	(44,507)
Forward foreign currency contracts	121,012
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,403)
Futures	739,027
Foreign currency translation	2,829
Forward foreign currency contracts	61,016
Written options	3,906

Net realized and unrealized gain from investments	827,637

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$758,030

(1)	The Fund commenced investment operations on July 1, 2014.

The accompanying notes are an integral part of the financial statements.

12

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD ENDED AUGUST 31, 2014(1)
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(69,607)
Net realized gain from investments, futures transactions, foreign currency transactions, forward foreign currency contracts and written options	22,262
Net change in unrealized appreciation/(depreciation) on investments, futures transactions, foreign currency translation, forward foreign currency contracts and written options	805,375

Net increase in net assets resulting from operations	758,030

CAPITAL TRANSACTIONS:
A Shares
Proceeds from shares sold	1,000,000

Total A Shares	1,000,000

I Shares
Proceeds from shares sold	23,590,500
Shares redeemed	(1,000,000)

Total I Shares	22,590,500

Net increase in net assets from capital share transactions	23,590,500

Total increase in net assets	24,348,530

NET ASSETS
Beginning of period	—

End of period	$24,348,530

Accumulated net investment loss, end of period	$(51,195)

SHARE TRANSACTIONS:
A Shares
Shares sold	96,525

Total A Shares	96,525

I Shares
Shares sold	2,349,865
Shares redeemed	(96,525)

Total I Shares	2,253,340

Net increase in shares	2,349,865

(1)	The Fund commenced investment operations on July 1, 2014.

The accompanying notes are an integral part of the financial statements.

13

ABBEY CAPITAL FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	I SHARES
	FOR THE PERIOD ENDED AUGUST 31, 2014(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$10.00

Net investment loss(2)	(0.03)
Net realized and unrealized gain from investments	0.39

Total from operations	0.36

Net asset value, end of period	$10.36

Total investment return(3)	3.60	%(4)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$24,349
Ratio of expenses to average net assets with waivers and reimbursements (including interest expense)	2.01	%(5)
Ratio of expenses to average net assets with waivers and reimbursements (excluding interest expense)	1.99	%(5)
Ratio of expenses to average net assets without waivers and reimbursements (including interest expense)	4.71	%(5)
Ratio of net investment loss to average net assets	(1.99	)%(5)
Portfolio turnover rate	0.00	%(4)

(1)	The Fund commenced investment operations on July 1, 2014.
(2)	Calculated based on average shares outstanding for the period.
(3)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.

Class A shares inception date was August 29, 2014.

The accompanying notes are an integral part of the financial statements.

14

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

August 31, 2014

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Abbey Capital Futures Strategy Fund (the “Fund”), which commenced investment operations on July 1, 2014. The Fund offers three classes of shares, Class I Shares, Class A Shares and Class C Shares. As of August 31, 2014, Class C Shares have not been offered to the public.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

The Fund seeks to achieve its investment objective by allocating its assets between a “Managed Futures” strategy and a “Fixed Income” strategy.

CONSOLIDATION OF SUBSIDIARY — The Managed Futures strategy will be achieved by the Fund investing up to 25% of its total assets in Abbey Capital Offshore Fund Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The consolidated financial statements of the Fund include the Subsidiary. The Fund consolidates the results of subsidiaries in which the Fund holds a controlling economic interest (greater than 50%). All inter-company accounts and transactions have been eliminated. As of August 31, 2014, the net assets of the Subsidiary were $5,833,631, which represented 24.0% of the Fund’s net assets.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Forward exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

15

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Fund’s investments carried at fair value:

	TOTAL FAIR VALUE AT AUGUST 31, 2014	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Short-Term Investments	$15,588,967	$—	$15,588,967	$—
Commodity Contracts
Futures	148,548	148,548	—	—
Equity Contracts
Futures	113,315	113,315	—	—
Purchased Options	52,261	52,261	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	280,532	—	280,532	—
Futures	351,827	351,827	—	—
Purchased Options	59,120	59,120	—	—
Interest Rate Contracts
Futures	242,908	242,908	—	—
Purchased Options	38,625	38,625	—	—
Total Assets	$16,876,103	$1,006,604	$15,869,499	$—

	TOTAL FAIR VALUE AT AUGUST 31, 2014	LEVEL 1 QUOTED PRICE	LEVEL 2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Commodity Contracts
Futures	$(49,935)	$ (49,935)	$ —	$—
Equity Contracts
Futures	(23,704)	(23,704)	—	—
Written Options	(57,091)	(57,091)	—	—
Foreign Exchange Contracts
Forward Foreign Currency Contracts	(219,516)	—	(219,516)	—
Futures	(70)	(70)	—	—
Interest Rate Contracts
Futures	(29,110)	(29,110)	—	—
Written Options	(4,787)	(4,787)	—	—
Total Liabilities	$(384,213)	$(164,697)	$ (219,516)	$—

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

16

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended August 31, 2014, the Fund had no transfers between Level 1, 2 and 3.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The following tables provide quantitative disclosures about fair value amounts of and gains and losses on the Fund’s derivative instruments as of August 31, 2014.

The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2014 grouped by contract type and risk exposure category.

DERIVATIVE TYPE	BALANCE SHEET LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL

		Asset Derivatives
Purchased Options	Investments, at value	$52,261	$38,625	$59,120	$—	$150,006
Forward Contracts	Unrealized appreciation on forward foreign currency contracts	—	—	280,532	—	280,532
Futures Contracts	Receivable: Variation Margin	113,315	228,156	351,827	148,548	841,846
Total Value - Assets		$165,576	$266,781	$691,479	$148,548	$1,272,384

17

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

DERIVATIVE TYPE	BALANCE SHEET LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL

		Liability Derivatives
Written Options	Options written, at value	$(57,091)	$(4,787)	$—	$—	$ (61,878)
Forward Contracts	Unrealized depreciation on forward foreign currency contracts	—	—	(219,516)	—	(219,516)
Futures Contracts	Receivable: Variation Margin	(23,704)	(29,110)	(70)	(49,935)	(102,819)
Total Value - Liabilities		$(80,795)	$(33,897)	$(219,586)	$(49,935)	$ (384,213)

The following table lists the amounts of realized gains or (losses) included in net increase in net assets resulting from operations for the period ended August 31, 2014, grouped by contract type and risk exposure.

DERIVATIVE TYPE	INCOME STATEMENT LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL

		Realized Gain (Loss)
Purchased Options	Net realized gain (loss) from Investments	$—	$—	$(9,355)	$(6,885)	$ (16,240)
Futures Contracts	Net realized gain (loss) from Futures	(144,190)	55,499	68,510	(17,822)	(38,003)
Forward Contracts	Net realized gain (loss) from Forward Foreign Currency Contracts	—	—	121,012	—	121,012
Total Realized Gain (Loss)		$(144,190)	$55,499	$180,167	$(24,707)	$ 66,769

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the period ended August 31, 2014, grouped by contract type and risk exposure.

DERIVATIVE TYPE	INCOME STATEMENT LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL

Change in unrealized appreciation (depreciation)
Purchased Options	Net change in unrealized appreciation (depreciation) from Investments	$(11,430)	$(7,875)	$17,557	$—	$ (1,748)
Futures Contracts	Net change in unrealized appreciation (depreciation) from Futures	89,611	199,046	351,757	98,613	739,027

18

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

DERIVATIVE TYPE	INCOME STATEMENT LOCATION	EQUITY CONTRACTS	INTEREST RATE CONTRACTS	FOREIGN CURRENCY CONTRACTS	COMMODITY CONTRACTS	TOTAL
Forward Contracts	Net change in unrealized appreciation (depreciation) from Forward Foreign Currency Contracts	—	—	61,016	—	61,016
Written Options	Net change in unrealized appreciation (depreciation) from Written Options	3,180	726	—	—	3,906
Total change in unrealized appreciation (depreciation)		$81,361	$191,897	$430,330	$98,613	$802,201

For the period ended August 31, 2014, the Fund’s average volume of derivatives is as follows:

PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)	LONG FUTURES NOTIONAL COST	SHORT FUTURES NOTIONAL COST	FORWARD FOREIGN CURRENCY CONTRACTS — PAYABLE (VALUE AT TRADE DATE)	FORWARD FOREIGN CURRENCY CONTRACTS — RECEIVABLE (VALUE AT TRADE DATE)
$150,682	$(70,509)	$117,441,084	$(62,762,799)	$(38,407,771)	$38,392,884

For financial reporting purposes, the Fund does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

The following is a summary of financial and derivative instruments that are subject to enforceable master netting agreements (or similar arrangements) and collateral received and pledged in connection with the master netting agreements (or similar arrangements).

	Gross Amount Presented in the	Gross Amount Not Offset in Statement of Assets and Liabilities			Gross Amount Presented in the	Gross Amount Not Offset in Statement of Assets and Liabilities
Description	Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount

		Assets				Liabilities

Forward Foreign Currency
Contracts	$280,532	($219,516)	$—	$61,016	$219,516	($219,516)	$—	$—

19

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

20

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

COMMODITY SECTOR RISK — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s Share value to fluctuate.

FOREIGN SECURITIES MARKET RISK — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

PURCHASED OPTIONS — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against changes in interest rates, foreign exchange rates and values of equities. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

OPTIONS WRITTEN — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of August 31, 2014, all of the Fund’s written options are exchange-traded options.

21

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

The Fund had transactions in options written during the fiscal period ended August 31, 2014 as follows:.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at July 1, 2014	—	$ —
Options written	93	65,784

Options outstanding at August 31, 2014	93	$65,784

FUTURES CONTRACTS — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

FORWARD FOREIGN CURRENCY CONTRACTS — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Foreign Currency Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

22

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

2. INVESTMENT ADVISER AND OTHER SERVICES

Abbey Capital Limited (“Abbey Capital” or the “Adviser”) serves as the investment adviser to the Fund. The Fund is managed by the Adviser and one or more Trading Advisers unaffiliated with the Adviser. The Adviser also has the ultimate responsibility to oversee the Trading Advisers, and to recommend their hiring, termination, and replacement, subject to approval by the Board of Directors. The Fund compensates the Adviser for its services at the annual rate of 1.97% of its average annual net assets, payable on a monthly basis in arrears. The Adviser compensates the Trading Advisers out of the advisory fee that it receives from the Fund.

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.99%, 2.24% and 2.99% of the Fund’s average daily net assets attributable to Class I Shares, Class A Shares and Class C Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 1.99%, 2.24% or 2.99%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until June 30, 2016 and may not be terminated without the approval of the Board of Directors. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 1.99%, 2.24% or 2.99%, as applicable, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations. For the period ended August 31, 2014, investment advisory fees accrued and waived were $68,803 and fees reimbursed by the Adviser were $25,458. At August 31, 2014, the amount of potential recovery by the Adviser was as follows:

EXPIRATION
2017
$94,261

Altis Partners (Jersey) Limited, Cantab Capital Partners LLP, Eclipse Capital Management, Inc., Graham Capital Management, LP, Harmonic Capital Partners LLP, P/E Investments, LLC, Revolution Capital Management, LLC, and Trigon Investment Advisors LLC each serves as a Trading Adviser to the Fund.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimums, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimums, and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

23

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

3. DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the period ended August 31, 2014 was $62. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

For the period ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	PURCHASES	SALES
Investments in Non-U.S. Government Securities	$—	$—
Investments in U.S. Government Securities	—	—

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION
$21,419,592	$1,100,000	$(1,096,928)	$3,072

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2014, primarily attributable to disallowed income from the Subsidiary, were reclassified to the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
$18,412	$(22,262)	$3,850

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED APPRECIATION	QUALIFIED LATE-YEAR LOSSES	OTHER TEMPORARY DIFFERENCES
$769,775	$—	$(15,595)	$—	$—

24

ABBEY CAPITAL FUTURES STRATEGY FUND

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONCLUDED)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains of the Subsidiary for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

There were no dividends and distributions paid during the period ended August 31, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2014, the Fund had no capital loss carryforwards.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following were subsequent events.

APPROVAL OF NEW TRADING ADVISORY AGREEMENT

On September 16, 2014, the Board of Directors of the Company approved a new Trading Advisory Agreement among Revolution Capital Management LLC (“Revolution”), the Fund’s subsidiary, Abbey Capital Offshore Limited, and Abbey Capital Limited, the Fund’s investment adviser. The prior Trading Advisory Agreement with Revolution automatically terminated on September 4, 2014 as a result of a change in control of Revolution. The new Trading Advisory Agreement contains substantially the same terms as the prior Trading Advisory Agreement. Shareholders approved the new Trading Advisory Agreement at a special meeting of shareholders of the Fund held on October 17, 2014 (the “Special Meeting of Shareholders”).

25

ABBEY CAPITAL FUTURES STRATEGY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The RBB Fund, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Abbey Capital Futures Strategy Fund (one of the portfolios constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2014, and the related consolidated statement of operations, the consolidated statement of changes in net assets and consolidated financial highlights for the period July 1, 2014 (commencement of operations) to August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Abbey Capital Futures Strategy Fund (one of the portfolios constituting The RBB Fund, Inc.) at August 31, 2014, and the consolidated results of its operations, the consolidated changes in its net assets and its consolidated financial highlights for the period of July 1, 2014 (commencement of operations) to August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 29, 2014

26

ABBEY CAPITAL FUTURES STRATEGY FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

    Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2014. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014. During the period ended August 31, 2014, there were no distributions paid.

    Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

    Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

    In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

    Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

27

ABBEY CAPITAL FUTURES STRATEGY FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

    Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (844) 261-6484 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

    The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

    The following are the results of the Special Meeting of Shareholders of the Fund referred to in Note 6:

    As of the close of business on September 16, 2014, the record date for shareholders entitled to vote at the Special Meeting of Shareholders, there were 2,462,698.041 shares outstanding and entitled to vote. The result of the voting of shares of the Fund at the Special Meeting of Shareholders with respect to the proposal to approve the new Trading Advisory Agreement was as follows:

Voted For	2,025,020.663
Voted Against	0
Abstained	0

    As a result, the new Trading Advisory Agreement was approved by a majority of the Fund’s shareholders and Revolution was reappointed as a trading adviser.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

    As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the approval of the investment advisory agreement between Abbey Capital and the Company on behalf of the Fund (the “Investment Advisory Agreement”), (2) the approval of the investment advisory agreement between Abbey Capital and Abbey Capital Offshore Limited (“ACOL”) (together with the Investment Advisory Agreement, the “Advisory Agreements”), (3) the approval of the trading advisory agreements among Abbey Capital and ACOL and each of Atlis Partners (Jersey) Limited, Cantab Partners LLP, Eclipse Capital Management, Inc., Graham Capital Management L.P., Harmonic Capital Partners LLP, P/E Investments & Affiliates, Revolution Capital Management LLC, and Trigon Investment Advisors LLC (collectively, the “Trading Advisers”) (the “Trading Advisory Agreements”), at a meeting of the Board held on May 13, 2014 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements and the Trading Advisory Agreements for initial periods ending August 16, 2015. The Board’s decision to approve the Advisory Agreements and the Trading Advisory Agreements reflects the exercise of its business judgment to approve the arrangements. In approving the Advisory Agreements and the Trading Advisory Agreements, the Board considered information provided by Abbey Capital and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

    In considering the approval of the Investment Advisory Agreement between the Company and Abbey Capital with respect to the Fund, the investment advisory agreement between Abbey Capital and ACOL, and the Trading Advisory Agreements among Abbey Capital, ACOL and each of the Trading Advisers, the Directors took into account all the materials provided prior to and during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Abbey Capital’s services to be provided to the Fund by Abbey Capital and each Trading Adviser; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Abbey Capital’s and the Trading Advisers’ investment philosophies and processes; (iv) Abbey Capital’s and the Trading Advisers’ assets under management and client descriptions; (v) Abbey Capital’s and

28

ABBEY CAPITAL FUTURES STRATEGY FUND

OTHER INFORMATION

(UNAUDITED)

the Trading Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Abbey Capital’s and the Trading Advisers’ advisory fee arrangement with the Company and other similarly managed clients, as applicable; (vii) Abbey Capital’s and the Trading Advisers’ compliance procedures; (viii) Abbey Capital’s and the Trading Advisers’ financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper, Inc. (“Lipper”) comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group; and (xi) performance information provided by Abbey Capital regarding a similarly managed account.

    As part of their review, the Directors considered the nature, extent and quality of the services provided by Abbey Capital and each Trading Adviser. The Directors concluded that Abbey Capital and each Trading Adviser had substantial resources to provide services to the Fund.

    The Board also considered the advisory fee rate payable by the Fund under the proposed Investment Advisory Agreement between Abbey Capital and the Company. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. In addition, the Directors noted that Abbey Capital has contractually agreed to waive management fees and reimburse expenses through June 30, 2016 to the extent that total annual Fund operating expenses exceed 1.99% of the Fund’s average daily net assets for the Class I Shares, 2.24% of the Fund’s average daily net assets for Class A Shares and 2.99% of the Fund’s average daily net assets for Class C Shares. The Directors also considered the fees payable to each Trading Adviser under the Trading Advisory Agreements. In this regard, the Directors noted that the fees for each Trading Adviser would be payable by Abbey Capital.

    After reviewing the information regarding the Fund’s costs, the Adviser’s estimated profitability and economies of scale, and after considering the services to be provided by Abbey Capital and each Trading Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Abbey Capital and the trading advisory fees to be paid by Abbey Capital to each Trading Adviser were fair and reasonable and that the Advisory Agreements and Trading Advisory Agreements should be approved for initial periods ending August 16, 2015.

29

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (866) 882-1226.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

30

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS [2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None

31

ABBEY CAPITAL FUTURES STRATEGY FUND

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

[1]Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Messrs. Brodsky, Carnall and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

32

ABBEY CAPITAL FUTURES STRATEGY FUND

PRIVACY NOTICE

(UNAUDITED)

Abbey Capital Futures Strategy Fund

FACTS	WHAT DOES THE ABBEY CAPITAL FUTURES STRATEGY FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Abbey Capital Futures Strategy Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Abbey Capital Futures Strategy Fund Share?	Can you limit this sharing?
For our everyday business purpose —such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-844-261-6484 or go to www.abbeycapital.com

33

ABBEY CAPITAL FUTURES STRATEGY FUND

PRIVACY NOTICE

(UNAUDITED)

What we do
How does the Abbey Capital Futures Strategy Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Abbey Capital Futures Strategy Fund collect my personal information?

We collect your personal information, for example, when you

• open an account

• provide account information

• give us your contact information

• make a wire transfer

• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Abbey Capital Futures Strategy Fund’s investment adviser, Abbey Capital Limited, and each sub-adviser.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The Abbey Capital Futures Strategy Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Abbey Capital Futures Strategy Fund does not jointly market.

34

[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

Investment Adviser

Abbey Capital Limited

1-2 Cavendish Row

Dublin 1, Ireland

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

www.foreside.com

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

The Bedford Class

of

The RBB Fund, Inc.

Money Market

Portfolio

Annual Report

August 31, 2014

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it’s possible to lose money by investing in the Portfolio.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Portfolio.

THE RBB FUND, INC.

Money Market Portfolio

Fund Expense Examples

(Unaudited)

As a shareholder of the Money Market Portfolio (the “Portfolio”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees that may be incurred by shareholders of other funds. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Money Market Portfolio – Bedford Class
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,000.10	$0.81
Hypothetical (5% return before expenses)	1,000.00	1,024.40	0.82

	Money Market Portfolio – Sansom Street Class
	Beginning Account Value March 1, 2013	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,000.20	$0.81
Hypothetical (5% return before expenses)	1,000.00	1,024.40	0.82

*	Expenses are equal to the Portfolio’s annualized six month expense ratio of 0.16% for the Bedford Class shares and 0.16% for the Sansom Street Class shares, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Portfolio’s ending account value on the first line in each table is based on the actual six-month total return of 0.01% for the Bedford Class shares and 0.02% for the Sansom Street Class shares.

1

THE RBB FUND, INC.

Money Market Portfolio

Portfolio Holdings Summary Table

August 31, 2014

(Unaudited)

Security Type	% of Net Assets	Value

Short Term Investments:
Commercial Paper	38.5%	$222,439,918
Certificates of Deposit	37.7	217,573,022
U.S. Treasury Obligations	9.0	52,208,300
Municipal Bonds	6.7	38,650,000
Repurchase Agreements	5.4	31,000,000
Agency Obligations	1.9	10,999,089
Variable Rate Obligations	0.8	4,900,000
Other Assets in Excess of Liabilities	0.0	61,043

NET ASSETS	100.0%	$577,831,372

Portfolio holdings are subject to change at any time.

2

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments

August 31, 2014

	Par (000)	Value
CERTIFICATES OF DEPOSIT—37.7%
Domestic Certificates Of Deposit—5.5%
Citibank N.A.
0.230%, 11/07/14	$5,000	$5,000,000
State Street Bank and Trust Co.
0.200%, 09/08/14	4,000	4,000,000
Wells Fargo Bank NA(a)
0.225%, 11/26/14	8,000	8,000,000
0.260%, 02/17/15	4,000	4,000,000
0.250%, 03/13/15	6,000	6,000,000
0.246%, 06/12/15	5,000	5,000,000

		32,000,000

Euro Dollar Certificates Of Deposit—1.1%
National Australia Bank Ltd., London(a)
0.230%, 10/23/14	6,000	6,000,000

Yankee Dollar Certificates Of Deposit—31.1%(b)
Australia & New Zealand Banking Ltd., New York(a)
0.225%, 02/25/15	5,000	5,000,000
Bank of Montreal, Chicago(a)
0.226%, 09/05/14	8,000	8,000,000
0.199%, 12/08/14	3,000	3,000,000
0.237%, 04/09/15	4,000	4,000,000
Bank of Nova Scotia, Houston(a)
0.227%, 12/01/14	5,000	5,000,000
0.207%, 03/09/15	5,000	5,000,000
0.249%, 08/04/15	4,000	4,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.250%, 02/25/15	3,000	3,000,000
Canadian Imperial Bank of Commerce, New York(a)
0.225%, 06/17/15	4,000	4,000,000
Credit Agricole CIB, New York
0.250%, 09/04/14	6,000	6,000,000
Credit Agricole Corporate & Investment Bank, New York
0.090%, 09/02/14	8,923	8,923,000
Credit Suisse, New York
0.295%, 11/14/14	7,000	7,000,000
0.265%, 12/08/14	8,000	8,000,000
Mizuho Bank Ltd., New York
0.200%, 09/03/14	2,000	2,000,000
National Bank of Canada, New York
0.260%, 12/19/14	1,900	1,900,000
0.265%, 05/22/15(a)	4,000	4,000,000
Natixis, New York(a)(c)
0.277%, 09/08/14	6,000	5,999,988
Nordea Bank Finland PLC, New York
0.240%, 02/17/15	3,000	3,000,000
Norinchukin Bank, New York
0.100%, 09/03/14	10,000	10,000,000
Rabobank Nederland NV, New York
0.266%, 09/16/14(a)	12,000	12,000,000
0.350%, 01/12/15	6,000	6,000,000
0.284%, 04/14/15(a)	4,000	4,000,000

	Par (000)	Value
CERTIFICATES OF DEPOSIT—(Continued)
Yankee Dollar Certificates Of Deposit—(Continued)
Royal Bank of Canada, New York
0.280%, 10/10/14(a)	$4,000	$4,000,000
0.235%, 10/23/14	3,000	3,000,000
0.260%, 12/05/14(a)	6,000	6,000,000
0.260%, 01/21/15(a)	5,000	5,000,000
0.260%, 02/04/15(a)	3,000	3,000,000
Skandinaviska Enskilda Banken, New York
0.250%, 10/06/14	4,000	4,000,000
Societe Generale, New York(a)(c)
0.326%, 09/19/14	3,000	3,000,000
Sumitomo Mitsui Banking Corp., New York
0.250%, 09/12/14	2,750	2,749,992
0.250%, 10/14/14	7,000	7,000,042
0.250%, 12/11/14	4,000	4,000,000
Sumitomo Mitsui Trust Bank Ltd., New York
0.250%, 10/22/14	5,000	5,000,000
Toronto Dominion Bank, New York
0.250%, 10/08/14	3,000	3,000,000
Westpac Banking Corp., New York(a)
0.229%, 10/08/14	10,000	10,000,000

		179,573,022

TOTAL CERTIFICATES OF DEPOSIT
(Cost $217,573,022)		217,573,022

COMMERCIAL PAPER—38.5%
Asset Backed—13.5%
Barton Capital LLC(d)
0.180%, 10/23/14	8,000	7,997,920
Bedford Row Funding Corp.(d)
0.300%, 11/25/14	5,000	4,996,458
CHARTA LLC(d)
0.180%, 11/10/14	4,000	3,998,600
0.250%, 02/04/15	6,000	5,993,500
Collateralized Commercial Paper II Co. LLC(d)
0.300%, 02/09/15	5,000	4,993,292
0.300%, 03/16/15	5,000	4,991,833
Fairway Finance Co. LLC(d)
0.220%, 02/06/15	4,000	3,996,138
Matchpoint Master Trust(d)
0.100%, 09/04/14	8,000	7,999,933
Old Line Funding LLC(d)
0.220%, 12/05/14	4,000	3,997,678
0.220%, 12/22/14	5,000	4,996,578
0.220%, 01/26/15	4,000	3,996,407
Sheffield Receivables Corp.(d)
0.180%, 10/22/14	5,000	4,998,725
Starbird Funding Corp.(d)
0.100%, 09/02/14	10,000	9,999,972
Thunder Bay Funding LLC(d)
0.220%, 02/06/15	5,000	4,995,172

		77,952,206

The accompanying notes are an integral part of the financial statements.

3

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments (Continued)

August 31, 2014

	Par (000)	Value
COMMERCIAL PAPER—(Continued)
Banks—24.4%
ANZ New Zealand International, Ltd.(a)
0.245%, 04/15/15	$5,000	$5,000,000
0.246%, 06/04/15	5,000	5,000,000
Bank of Nova Scotia(d)
0.245%, 02/10/15	4,000	3,995,590
0.270%, 05/15/15	2,000	1,996,160
BNZ International(d)
0.165%, 09/26/14	3,000	2,999,656
BPCE SA(d)
0.230%, 11/03/14	3,000	2,998,793
Commonwealth Bank of Australia(a)
0.235%, 11/20/14	1,450	1,450,000
0.236%, 03/23/15	5,000	5,000,000
0.242%, 05/20/15	3,000	3,000,000
Credit Agricole North America, Inc.(d)
0.250%, 09/12/14	4,000	3,999,695
Credit Suisse, New York(d)
0.300%, 11/25/14	5,000	4,996,517
DNB Bank ASA(d)
0.050%, 09/02/14	8,000	7,999,989
Generale Electric Capital Corp.(d)
0.210%, 02/10/15	8,000	7,992,440
HSBC Bank PLC(a)
0.257%, 09/09/14	3,000	3,000,000
0.257%, 09/11/14	3,000	3,000,000
0.246%, 11/19/14	5,000	5,000,000
0.229%, 05/08/15	3,000	3,000,000
ING US Funding LLC(d)
0.250%, 09/02/14	10,000	9,999,931
0.230%, 11/10/14	5,000	4,997,764
0.250%, 12/05/14	4,000	3,997,361
Macquarie Bank Ltd.(d)
0.321%, 02/19/15	4,000	3,993,920
National Australia Bank Ltd., Delaware(a)
0.234%, 08/11/15	5,000	5,000,000
National Australia Bank Ltd., New York(a)
0.248%, 08/27/15	3,000	3,000,000
Natixis US Finance Co., LLC, New York(d)
0.100%, 09/02/14	6,000	5,999,983
Nederlandse Waterschapsbank NV(a)
0.227%, 07/09/15	5,000	5,000,000
Nordea Bank AB(d)
0.215%, 01/21/15	4,000	3,996,608
0.210%, 01/27/15	5,000	4,995,683
Skandinaviska Enskilda Banken AB, New York(d)
0.220%, 10/31/14	3,430	3,428,742
0.235%, 01/13/15	5,460	5,455,224

	Par (000)	Value
COMMERCIAL PAPER—(Continued)
Banks—(Continued)
Westpac Banking Corp.
0.227%, 10/30/14(a)	$4,000	$4,000,000
0.300%, 01/02/15(d)	2,000	1,997,950
0.243%, 04/17/15(a)	5,000	5,000,000

		141,292,006

Other Commercial Paper—0.6%
CPPIB Capital, Inc.(d)
0.300%, 02/09/15	3,200	3,195,706

TOTAL COMMERCIAL PAPER
(Cost $222,439,918)		222,439,918

MUNICIPAL BONDS—6.7%
California—1.1%
California Housing Finance Agency Revenue, Series A, RB (LOC: Fannie Mae, Freddie Mac)(a)(c) 0.040%, 09/03/14	2,700	2,700,000
San Francisco, City & County Redevelopment Agency, Multifamily Revenue, Series A, RB (LOC: Fannie Mae)(a)(c) 0.050%, 09/04/14	3,700	3,700,000

		6,400,000

New Jersey—0.8%
New Jersey State, Housing & Mortgage Financial Agency Revenue, Variable Amount Single Family Housing, Series V (SPA—BNP Paribas)(a)(c) 0.060%, 09/04/14	4,800	4,800,000

New York—3.4%
New York City, Industrial Development Agency Civic Facility Revenue, New York Law School Project, Series A, RB (LOC: JPMorgan Chase Bank)(a)(c) 0.050%, 09/04/14	4,335	4,335,000
New York State Dormitory Authority, City University, Series D, RB (LOC: TD Bank NA)(a)(c) 0.040%, 09/04/14	4,950	4,950,000
New York State, Housing Finance Agency Revenue, RB (LOC: Freddie Mac)(a)(c) 0.040%, 09/03/14	5,200	5,200,000
Westchester County, Health Care Revenue, RB (LOC: TD Bank NA)(a)(c) 0.080%, 09/03/14	5,000	5,000,000

		19,485,000

The accompanying notes are an integral part of the financial statements.

4

THE RBB FUND, INC.

Money Market Portfolio

Schedule of Investments (Concluded)

August 31, 2014

	Par (000)	Value
MUNICIPAL BONDS—(Continued)
Tennessee—1.4%
Eclipse Funding Trust, Various 2007-0005-Solar Eclipse-Blount, RB (LOC: U.S. Bank NA) 144A(a)(c) 0.050%, 09/04/14	$7,965	$7,965,000

TOTAL MUNICIPAL BONDS
(Cost $38,650,000)		38,650,000

VARIABLE RATE OBLIGATIONS—0.8%
Banks—0.8%
Svenska Handelsbanken AB(a)
0.285%, 02/13/15	4,900	4,900,000

TOTAL VARIABLE RATE OBLIGATIONS
(Cost $4,900,000)		4,900,000

AGENCY OBLIGATIONS—1.9%
Fannie Mae
0.125%, 02/27/15(a)	6,000	5,999,260
Federal Home Loan Bank(d)
0.077%, 09/17/14	5,000	4,999,829

TOTAL AGENCY OBLIGATIONS
(Cost $10,999,089)		10,999,089

U.S. TREASURY OBLIGATIONS—9.0%
U.S. Treasury Bills(d)
0.080%, 09/11/14	8,000	7,999,817
0.050%, 10/16/14	5,000	4,999,681
0.110%, 01/08/15	3,190	3,188,654
0.120%, 04/02/15	5,000	4,996,421
0.101%, 05/28/15	5,000	4,996,245
0.113%, 06/25/15	5,000	4,995,359
U.S. Treasury Notes
0.250%, 10/31/14	13,000	13,003,170
2.375%, 10/31/14	8,000	8,028,953

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $52,208,300)		52,208,300

REPURCHASE AGREEMENTS—5.4%
Deutsche Bank Securities, Inc. (Tri-Party Agreement dated 08/29/14 to be repurchased at $16,000,107, collateralized by $14,935,000 par value, Federal National Mortgage Backed Security, 5.000%, due 03/15/2016, Fair Value of the collateral is $16,320,188) 0.060%, 09/02/14	16,000	16,000,000

	Par (000)	Value
REPURCHASE AGREEMENTS—(Continued)
Morgan Stanley & Co., LLC (Tri-Party Agreement dated 08/29/14 to be repurchased at $15,000,100, collateralized by $17,987,361 par value, various U.S. Government Sponsored Agency Obligations, 1.500%-6.000%, due 02/19/2020-05/15/2040, Fair Value of the collateral is $15,300,000) 0.060%, 09/02/14	$15,000	$15,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $31,000,000)		31,000,000

TOTAL INVESTMENTS AT VALUE—100.0%
(Cost $577,770,329)*		577,770,329

OTHER ASSETS IN EXCESS OF LIABILITIES—0.0%		61,043

NET ASSETS (APPLICABLE TO 577,274,472 BEDFORD SHARES AND 550,778 SANSOM STREET SHARES)—100.0%		$577,831,372

*	Aggregate cost is the same for financial reporting and Federal tax purposes.

(a)	Variable Rate Security. Rate shown is as of report date.

(b)	Issuer is a US branch of a foreign domiciled bank.

(c)	Rate shown is as of report date and the date shown is date on which principal and accrued interest may be recovered through demand.

(d)	Rate disclosed represents the discount rate at the time of purchase.

LOC	Line of Credit
PLC	Public Liability Company
RB	Revenue Bond
SPA	Stand-by Purchase Agreement

The accompanying notes are an integral part of the financial statements.

5

THE RBB FUND, INC.

Money Market Portfolio

Statement of Assets and Liabilities

August 31, 2014

ASSETS
Investments, at value (Cost $ 546,770,329)	$546,770,329
Repurchase agreements, at value (Cost $31,000,000)	31,000,000
Receivables
Interest receivable	192,137
Prepaid expenses and other assets	25,204

Total assets	577,987,670

LIABILITIES
Payables
Due to custodian	4,178
Distribution to shareholders	43
Investment advisory and administration fees	58,697
Professional fees	36,322
Printing fees	13,561
Transfer agent fees	11,148
Distribution fees (Bedford Class)	9,796
Regulatory administration fees	8,065
Custodian fees	7,662
Directors’ and officers’ fees	2,242
Other accrued expenses and liabilities	4,584

Total liabilities	156,298

Net Assets	$577,831,372

NET ASSETS CONSIST OF
Par Value	$577,825
Paid-in Capital	577,247,401
Accumulated net realized gain from investments	6,146

Net Assets	$577,831,372

BEDFORD CLASS
Net assets	$577,280,614

Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized)	577,274,472

Net asset value, offering and redemption price per share	$1.00

SANSOM STREET CLASS
Net assets	$550,758

Shares outstanding ($0.001 par value, 1,500,000,000 shares authorized)	550,778

Net asset value, offering and redemption price per share	$1.00

The accompanying notes are an integral part of these financial statements.

6

THE RBB FUND, INC.

Money Market Portfolio

Statement of Operations

For the Year Ended August 31, 2014

Investment Income
Interest	$1,233,986

Total investment income	1,233,986

Expenses
Distribution fees (Bedford Class)(1)	4,044,422
Investment advisory and administration fees	2,554,548
Custodian fees	138,338
Professional fees	96,447
Directors’ and officers’ fees	49,939
Transfer agent fees	49,043
Printing and shareholder reporting fees	45,783
Regulatory administration fees	45,079
Registration and filing fees	35,213
Insurance fees	22,395
Other expenses	16,655

Total expenses before waivers	7,097,862
Less: Advisory and administration waivers	(2,062,868)
Less: Distribution fee waivers (Bedford Class)	(3,919,978)

Net expenses after waivers	1,115,016

Net investment income	118,970

Net realized gain from investments	9,732

Net increase in net assets resulting from operations	$128,702

(1)	See Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

THE RBB FUND, INC.

Money Market Portfolio

Statements of Changes in Net Assets

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase in net assets:
From operations:
Net investment income	$118,970	$74,478
Net realized gain from investments	9,732	16,418

Net increase in net assets resulting from operations	128,702	90,896

Dividends and distributions to shareholders from:
Net investment income:
Bedford Class	(118,780)	(74,298)
Sansom Street Class	(190)	(180)
Net realized gains:
Bedford Class	(14,277)	(16,199)
Sansom Street Class	(24)	(16)

Net decrease in net assets from dividends and distributions to shareholders	(133,271)	(90,693)

Capital transactions (at $1.00 per share):
Proceeds from shares sold:
Bedford Class	346,384,760	457,230,576
Sansom Street Class	1,720,768	1,025,683
Shares issued on reinvestment of distributions:
Bedford Class	131,670	89,452
Sansom Street Class	175	175
Shares repurchased:
Bedford Class	(424,543,678)	(443,718,982)
Sansom Street Class	(1,787,703)	(648,367)

Increase/(decrease) in net assets derived from capital transactions	(78,094,008)	13,978,537

Total increase/(decrease) in net assets	(78,098,577)	13,978,740
Net assets:
Beginning of year	655,929,949	641,951,209

End of year	$577,831,372	$655,929,949

Share Transactions:
Shares sold
Bedford Class	346,384,760	457,230,576
Sansom Street Class	1,720,768	1,025,683
Shares reinvested
Bedford Class	131,670	89,452
Sansom Street Class	175	175
Shares repurchased
Bedford Class	(424,543,678)	(443,718,982)
Sansom Street Class	(1,787,703)	(648,367)

Net increase/(decrease) in shares outstanding	(78,094,008)	13,978,537

The accompanying notes are an integral part of the financial statements.

8

THE RBB FUND, INC.

Money Market Portfolio

Financial Highlights

(For a Share Outstanding Throughout each Year)

	The Bedford Class

	For the Year Ended August 31, 2014		For the Year Ended August 31, 2013		For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0002		0.0001		0.0003	0.0002	0.0003
Net gains (losses) on securities	—	(a)	—	(a)	— (a)	— (a)	— (a)

Total net income from investment operations	0.0002		0.0001		0.0003	0.0002	0.0003

Dividends and distributions to shareholders from:
Net investment income	(0.0002)		(0.0001)		(0.0003)	(0.0002)	(0.0003)
Net realized gains	—	(a)	—	(a)	—	—	—

Total dividends and distribution to shareholders	(0.0002)		(0.0001)		(0.0003)	(0.0002)	(0.0003)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return	0.02%		0.02%		0.03%	0.02%	0.03%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$577,281		$655,312		$641,711	$721,145	$593,570
Ratios of expenses to average net assets(b)	0.18%		0.24%		0.25%	0.27%	0.31%
Ratios of net investment income to average net assets	0.02%		0.01%		0.02%	0.02%	0.02%

(a)	Amount is less than $0.00005 per share.

(b)	Without the waiver of advisory fees, distribution fees, and/or reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Bedford Class of the Money Market Portfolio would have been 1.14%, 1.15%, 1.15%, 1.12% and 1.18% for the years ended August 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying notes are an integral part of the financial statements.

9

THE RBB FUND, INC.

Money Market Portfolio

Financial Highlights (Concluded)

(For a Share Outstanding Throughout each Year)

	The Sansom Street Class

	For the Year Ended August 31, 2014		For the Year Ended August 31, 2013		For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0004		0.0004		0.0004	0.0006	0.0010
Net gains (losses) on securities	—	(a)	—	(a)	— (a)	— (a)	— (a)

Total net income from investment operations	0.0004		0.0004		0.0004	0.0006	0.0010

Dividends and distributions to shareholders from:
Net investment income	(0.0004)		(0.0004)		(0.0004)	(0.0006)	(0.0010)
Net realized gains	—	(a)	—	(a)	—	—	—

Total dividends and distributions to shareholders	(0.0004)		(0.0004)		(0.0004)	(0.006)	(0.0010)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total Return	0.04%		0.04%		0.05%	0.06%	0.10%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$551		$618		$240	$19,520	$37,708
Ratios of expenses to average net assets(b)	0.16%		0.21%		0.23%	0.23%	0.24%
Ratios of net investment income to average net assets	0.04%		0.04%		0.04%	0.06%	0.09%

(a)	Amount is less than $0.00005 per share.

(b)	Without the waiver of advisory fees and reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Sansom Street Class of the Money Market Portfolio would have been 0.49%, 0.50%, 0.50%, 0,47% and 0.54% for the years ended August 31, 2014, 2013, 2012, 2011 and 2010, respectively.

The accompanying notes are an integral part of the financial statements.

10

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements

August 31, 2014

1. Summary of Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Money Market Portfolio (“Portfolio”).

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Portfolio has issued shares with a par value of $0.001.

SECURITY VALUATION — Securities held in the Portfolio are valued under the amortized cost method, which approximates fair value. Under this method, securities are valued at cost when purchased and thereafter a constant accretion of discount or amortization of premium is recorded until maturity of the security. Regular review and monitoring of the valuation is performed to ensure that cost continues to approximate fair value and to avoid dilution or other unfair results to shareholders. The Portfolio seeks to maintain net asset value (“NAV”) per share at $1.00.

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Portfolio’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of net assets).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Portfolio’s net assets carried at fair value:

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$577,770,329	$—	$577,770,329	$—

*	Please refer to the Schedule of Investments for further details on portfolio holdings.

Securities held in the Portfolio are valued at amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolio’s investments may fluctuate from period to period. Additionally, the fair value of

11

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements (Continued)

August 31, 2014

investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolio may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Portfolio to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Portfolio.

SECURITY TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES — The Portfolio records security transactions based on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued when earned. Certain expenses, such as distribution fee and service organization fees, are class specific expenses and vary by class. Expenses not directly attributable to a specific portfolio or class are allocated based on relative net assets of each portfolio and class. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all portfolios within the Company (such as director or professional fees) are charged to all portfolios in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Portfolio.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared daily, recorded on the ex-dividend date and paid monthly. All dividends from net investment income are taxed as ordinary income. Any net realized capital gains are distributed at least annually. Income subject to dividends and capital gain subject to distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

FEDERAL INCOME TAXES — No provision is made for federal income taxes. It is the Company’s intention to have the Portfolio continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

REPURCHASE AGREEMENTS — Money market instruments may be purchased from financial institutions, such as banks and non-bank dealers, subject to the seller’s agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments, provided the repurchase agreements themselves mature in 13 months or less. The seller is required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a separate account by the Portfolio’s custodian or an authorized securities depository. In the event the counterparty defaults and the fair value of the collateral declines, the Portfolio could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRA”) permit the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolio receives or posts

12

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements (Continued)

August 31, 2014

securities as collateral with a market value in excess of the repurchase price to be paid or received by the Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Portfolio would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The Portfolio had investments in repurchase agreements. The gross value and related collateral received for these investments are presented in the Portfolio’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral held by the Portfolio exceeded the value of the repurchase agreements as of August 31, 2014.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

CASH AND CASH EQUIVALENTS — The Portfolio considers liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Portfolio expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolio may enter into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on claims that may be made against the Portfolio in the future and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2. Investment Adviser and Other Services

Pursuant to an Investment Advisory and Administration Agreement, BlackRock Advisors LLC (the “Adviser” or “BALLC”), an indirect wholly owned subsidiary of BlackRock, Inc., serves as investment adviser and administrator for the Portfolio.

BALLC (assignee of BlackRock Institutional Management Corporation) and BNY Mellon Investment Servicing (US) Inc, (“BNY Mellon”), have entered into a delegation agreement on behalf of the Portfolio, wherein BNY Mellon has agreed to perform administration and accounting services for an annual fee of 0.10% of the average net assets of the Portfolio, paid out of the fee paid to BALLC.

For its advisory services, BALLC is entitled to receive the following fees, computed daily and payable monthly, and based on the Portfolio’s average daily net assets:

Annual Rate
0.45% of first $250 million of net assets;
0.40% of next $250 million of net assets; and
0.35% of net assets in excess of $500 million.

The Adviser has contractually agreed to waive fees and/or reimburse expenses for the Portfolio such that total annual Portfolio operating expenses after fee waivers and/or expense reimbursements (excluding certain Portfolio expenses) do not exceed 0.25%. The following expenses are excluded from the contractual limitation: dividend expenses, interest expenses, acquired fund fees and expenses, distribution and service (12b-1) fees and certain other Portfolio expenses. This contractual limitation is in effect through December 31, 2014 and may not be terminated without the approval of the Company’s Board of Directors. The Adviser may terminate this arrangement at any time after December 31, 2014.

13

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements (Continued)

August 31, 2014

For each class of shares within the Portfolio, the net advisory fee charged to each class is the same on a relative basis. For the year ended August 31, 2014, advisory fees and waivers were as follows:

Gross Advisory and Administration Fee	Waiver	Net Advisory and Administration Fee
$2,554,548	$(2,062,868)	$491,680

As of August 31, 2014, the Portfolio owed BALLC $58,697 in advisory and administration fees.

For providing regulatory administration services to RBB, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Portfolio’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon.

The Bank of New York Mellon provides certain custodian services to the Portfolio and is entitled to receive compensation as agreed to by the Company and BNY Mellon.

BNY Mellon may also voluntarily waive a portion of their fees and/or reimburse expenses.

The Portfolio, on behalf of the Bedford Class of shares of the Portfolio, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Portfolio has entered into a Distribution Agreement with Foreside Funds Distributors LLC (“Foreside Distributors”).

The Plan provides for the Bedford Class to make monthly payments, based on average net assets, to Foreside Distributors of up to 0.65% on an annualized basis. Foreside Distributors may voluntarily waive these fees at its discretion. For the year ended August 31, 2014, distribution fees received by Foreside Distributors for the Bedford Class were as follows:

	Gross Distribution Fee	Waiver	Net Distribution Fee
Bedford Class	$4,044,422	$(3,919,978)	$124,444

The Portfolio will not pay BALLC, BNY Mellon or Foreside Distributors at a later time for any amounts waived or assumed.

3. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Portfolio during the year ended August 31, 2014 was $28,337. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Portfolio or the Company.

4. Federal Income Tax Information

The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Therefore, no federal tax provision is required.

The Portfolio has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolio to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolio has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolio is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

14

THE RBB FUND, INC.

Money Market Portfolio

Notes to Financial Statements (Concluded)

August 31, 2014

The tax-basis cost of investments equals the book-basis cost of investments of $577,770,329.

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

As of August 31, 2014, the Portfolio had $6,146 of undistributed ordinary income for federal tax purposes.

The difference between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for Federal income tax purposes. Short-term capital gains are reported as ordinary income dividends for Federal income tax purposes.

The tax character of dividends and distributions paid during the last two fiscal years was as follows:

Ordinary Income
2014	$133,271
2013	90,693

Dividends paid from net investment income and short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2014, the Portfolio had no capital loss carryforwards.

5. New Accounting Pronouncement

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Portfolio’s financial statement disclosures.

On July 23, 2014, the U.S. Securities and Exchange Commission adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. These amendments are generally not effective until sometime in 2016, but when implemented may affect the Portfolio’s operations and may affect the Portfolio’s return potential.

6. Other

As of August 31, 2014, the Portfolio had one omnibus shareholder account (comprising a group of individual shareholders) which held 98.36% of the total shares outstanding of the Bedford Class of the Portfolio and represents 98.26% of the total net assets of the Portfolio.

7. Subsequent Event

Management has evaluated the impact of all subsequent events on the Portfolio through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

15

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of The RBB Fund, Inc. Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The RBB Fund, Inc. Money Market Portfolio, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the one year in the period ended August 31, 2010 were audited by other independent accountants whose report, dated October 25, 2010, expressed an unqualified opinion on those statements.

Philadelphia, Pennsylvania

October 27, 2014

16

THE RBB FUND, INC.

Money Market Portfolio

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended August 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014. During the year ended August 31, 2014, the Portfolio paid $133,271 of ordinary income dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

A total of 0.31% of dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is exempt from state income tax.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 99.21%.

Because the Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolio, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolio.

17

THE RBB FUND, INC.

Money Market Portfolio

Additional Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling the number shown below and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Bedford	(800) 888-9723
Sansom Street	(800) 430-9618

Quarterly Portfolio Schedules

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarter of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory and administration agreement between BALLC and the Company (the “Investment Advisory and Administration Agreement”) on behalf of the Portfolio at a meeting of the Board held on May 13, 2014 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Investment Advisory and Administration Agreement for an additional one-year term. The Board’s decision to approve the Investment Advisory and Administration Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory and Administration Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Investment Advisory and Administration Agreement between the Company and BALLC with respect to the Portfolio, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of BALLC’s services provided to the Portfolio; (ii) descriptions of the experience and qualifications of BALLC’s personnel providing those services; (iii) BALLC’s investment philosophies and processes; (iv) BALLC’s assets under management and client descriptions; (v) BALLC’s trade allocation policies; (vi) BALLC’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) BALLC’s compliance procedures; (viii) BALLC’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Portfolio; (ix) the extent to which economies of scale are relevant to the Portfolio; (x) a report prepared by Lipper/Thompson Reuters (“Lipper”) comparing the Portfolio’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Portfolio to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Portfolio to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by BALLC. The Directors concluded that BALLC had substantial resources to provide services to the Portfolio and that BALLC’s services had been acceptable.

The Directors also considered the investment performance of the Portfolio and BALLC. Information on the Portfolio’s investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2014. The Directors noted that the performance of the Portfolio was comparable to the primary benchmark for the aforementioned periods. The Directors also reviewed the detailed information in the Lipper Report, for the one-year, two-year, three-year, four-year and five-year periods ended February 28, 2014, noting that the Fund’s performance ranked in the 1st quintile in its Lipper performance group for all periods and in the 1st quintile of its performance universe for all periods except the five-year period, where it ranked in the 2nd quintile. The Directors considered the Portfolio’s investment performance in light of

18

THE RBB FUND, INC.

Money Market Portfolio

Additional Information (Concluded)

(Unaudited)

its investment objective and investment strategies. The Directors concluded that the investment performance of the Portfolio as compared to its benchmark was acceptable.

The Directors also considered the advisory fee rate payable by the Portfolio under the Investment Advisory and Administration Agreement. In this regard, information on the fees paid by the Portfolio and the Portfolio’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors also considered a Lipper comparison of the performance and expenses of the Portfolio to funds in its peer group, and noted BALLC’s agreement to waive advisory fees, and its intent to continue doing so.

After reviewing the information regarding BALLC’s costs, profitability and economies of scale, and after considering BALLC’s services, the Directors concluded that the investment advisory fees paid by the Portfolio were fair and reasonable and that the Investment Advisory and Administration Agreement should be approved and continued for an additional one-year period ending August 16, 2015.

19

THE RBB FUND, INC.

Money Market Portfolio

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (800) 430-9618.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

20

THE RBB FUND, INC.

Money Market Portfolio

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	Kensington Funds (registered investment company) (until 2009).
OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

21

THE RBB FUND, INC.

Money Market Portfolio

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE MONEY MARKET PORTFOLIO (the “Portfolio”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•          Social Security number

•          account balances

•          account transactions

•          transaction history

•          wire transfer instructions

•          checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Money Market Portfolio chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Portfolio share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 888-9723

22

THE RBB FUND, INC.

Money Market Portfolio

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Money Market Portfolio protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Money Market Portfolio collect my personal information?

We collect your personal information, for example, when you

•          open an account

•          provide account information

•          give us your contact information

•          make a wire transfer

•          tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•          sharing for affiliates’ everyday business purposes – information about your creditworthiness

•          affiliates from using your information to market to you

•          sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include BlackRock Advisors LLC and other companies with a BlackRock name.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Money Market Portfolio doesn’t share with nonaffiliates so they can market to you. The Portfolio may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Money Market Portfolio may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

23

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

BlackRock Advisors LLC

100 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

BOGLE INVESTMENT MANAGEMENT

SMALL CAP

GROWTH FUND

of THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2014

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Fellow Shareholder:

For the fiscal year ended August 31, 2014, the Bogle Investment Management Small Cap Growth Fund (the “Fund”) Investor Class of shares advanced +29.28%, the Institutional Class of shares gained +29.34%, both net of fees, outperforming by over eleven percentage points the Fund’s benchmark, the unmanaged Russell 2000® Index of small cap stocks, which returned +17.68%. The Fund’s periodic returns and returns since inception are shown in the charts on pages five and six (returns are calculated as the growth of the dollar value of a minimum investment made at the inception of the Fund, compared to the same investment in the benchmark). The balance of this letter covers the market environment, performance attribution, Fund characteristics, and a Bogle Investment Management, L.P. business update.

Market Environment. U.S. equity markets delivered positive performance for the fiscal year in a period that exhibited relatively lower volatility. The fiscal year started strongly with both the Fund and its benchmark Russell 2000® Index delivering positive performance in five out of the first six months of the period, and by February 28, 2014 the Fund’s Investor shares had risen +21.34% while the Russell 2000® Index was up +17.75%. Volatility increased slightly in the last six months of the period as the Russell 2000® Index see-sawed down -4.53% over March and April, up +6.16% over May and June, down -6.05% in July, and up +4.96% in August. Although the Fund’s net returns exhibited a similar up and down pattern, it outperformed its benchmark in five out of the last six months of the fiscal year delivering +6.54% compared to the -0.06% return for the Russell 2000® Index.

For much of the fiscal year investors tended to favor stable stocks with lower betas and price volatility over more volatile, higher beta stocks. These preferences are reflected in the large cap Russell 1000® Index outperforming the small cap Russell 2000® Index by over seven percentage points (up +25.36% versus +17.68%), and by value stocks generally outperforming growth stocks, with the Russell 2000® Value Index advancing +18.10%, compared with the Russell 2000® Growth Index returning +17.30%. The entire amount of small cap underperformance took place in the last five months of the fiscal year. Market volatility, as measured by the VIX level of implied, expected, volatility, remained below longer-term averages, though we observed a few spikes during the fiscal year when investors suffered from some bouts of increased anxiety. Volatilities of the Fund and the Russell 2000® Index, as measured by standard deviation of returns, were also below long-term averages.

Performance Attribution. For the fiscal year, the Fund’s Investor Class of shares outperformed the benchmark Russell 2000® Index by +11.60%, net of all fees, and the Institutional Class of shares outperformed by +11.66%, net of all fees. The Fund’s outperformance is attributed largely to positive stock selection, as common factor exposure effects were minimal. The economic sectors of the stocks that were most productive for the Fund were finance and technology services (names with large positive contributions were Interactive Brokers Group, Inc. (IBKR), Euronet Worldwide Inc. (EEFT), and Manhattan Associates, Inc. (MANH)). As usual, we also suffered our share of losers, notably Multimedia Games Holding Company, Inc. (MGAM), Ligand Pharmaceuticals Incorporated (LGND), and Nu Skin Enterprises Inc. (NUS), and while consumer services stocks had the worst overall performance, losses did not have any strong tendency to be concentrated in any one or two sectors.

While we provide this information on specific stock and sector performance, it is also important to evaluate the various components of the decision process that led to these results. Our investment process, viewed through a wide angle lens, continues to be driven by a proprietary stock selection model that combines insights from longer-term fundamental financial data with non-fundamental, often shorter-term data. This combination can be thought of, conceptually, as the exploitation of investment opportunities created, primarily, by stocks with attractive financial characteristics that are not fully understood by the market, and secondarily, by opportunistically trading these securities when market data indicate that there is a statistical probability that their current prices will either revert toward, or start to diverge from, their short-term equilibrium price levels.

1

Stocks that our model finds attractive will typically have some or many of the following characteristics when compared to their closest peers: more attractive free cash flow, less leverage and more transparent financial statements, more conservative accounting, organic improvement in their underlying businesses, less expensive share prices, improving earnings outlooks, and less controversy. Our non-fundamental models consider recent share price volatility and direction, trading volume, and other market data to determine whether or not a stock is likely to diverge from or regress toward its shorter-term equilibrium level. Our fundamental models tend to work best when markets are focused more on discriminating between similar stocks than on broader macroeconomic themes that tend to result in investors moving into or out of groups or portfolios of stocks in unison. During these latter environments we expect our non-fundamental signals to add value by finding both a greater number of opportunities from, and greater likelihood of success with, mispricings caused by structurally-driven trading. Although fundamental and non-fundamental models both added value during the fiscal year, different models paid off at different points in time. Given the market environment during the fiscal year, and consistent with model tendencies, our fundamental models contributed the most to our outperformance.

While the wide angle view of our investment process has been consistent over our fifteen year history of managing assets, zooming in on the details shows significant enhancements to what data we analyze, how we process the data to try to separate information from noise, and how we effect the portfolio changes that are determined by our investment signals. Over the almost fifteen year life of the Fund we have added many new sources of company and stock data, attempting to glean insights into not-fully-discounted changes in future corporate financial performance and stock price movements. Certain data have been collected and archived in real-time due to not being available from conventional data vendors, and as our history with these data deepens with the passage of time, we are able to more robustly evaluate its effectiveness in complementing and improving our stock selection process. Technological improvements have allowed us to evaluate more and larger data sets more efficiently than before, giving us a greater number of testing results per unit of time. But while we are in some sense more productive in testing new ideas, we are as careful and deliberate as ever in our discipline in making changes to the investment process. We continue to set high hurdles for the level of confidence in our understanding of the behavioral underpinnings and their persistence that create investment opportunities, statistical evidence consistent with this understanding, and the amount of time, particularly out-of-sample, that must pass before we add a new idea to the model. Of course, this care is applied equally to decisions about removing a component from the model. Through decades of experience managing assets, we appreciate more than less-seasoned investors the dynamism of markets and how easy it is to be fooled into thinking “the world has changed.” Our entire investment process has gone through, and will certainly again experience periods, perhaps quite long and painful, of underperformance. Likewise, individual model components can deliver extended periods of negative contributions to the overall process. We have probably a greater tendency than most to be patient with these episodes, and not quickly make changes to what we are doing, believing that the more painful the experience, the more likely it is to be driven by temporarily manic market behavior that will inevitably abate, providing uncommonly good opportunities to be rewarded for that patience. This conviction comes not from tests; it comes from experiencing it with your and our real world investments. The discipline applied to our stock selection models is also seen in our implementation of the investment process. In the early days of the strategy, we managed portfolios by assessing the data underlying stocks’ rankings compared with other stocks, then created trade lists that were traded over the course of each day by various trading desks. While it was a disciplined process then, we have made it even more systematic by developing software to do the data validation more quickly and with more rigor. We have also extended our research deeper into the trading process to identify better methods of seeking market liquidity in the names we are trading. Many of these advancements, along with our discipline and deliberation in making decisions have contributed to our recent performance. But despite gratifying returns, we know that contentedness is the enemy of future success, so the investment team continues to spend most of its time researching new ideas that we hope will continue to add value for our shareholders.

2

Fund Characteristics. As of the end of the fiscal year, the Fund held 214 stocks, with the largest holding representing 1.58% of net assets. As shown in the table to the right, the Fund looks similar to the benchmark across a variety of fundamental risk characteristics. As of August 31, 2014, the Fund’s median market capitalization was somewhat larger than the benchmark. We attribute this to holding on to some of our top performing stocks which have increased in market capitalization as they have grown, while the Russell 2000® Index gets reconstituted each year by having its largest stocks “graduate” to the larger cap Russell 1000® Index. Compared to the Russell 2000® Index, the Fund continued to have a small exposure, at the median, toward companies with modestly higher expected long-term earnings growth rates, and a below-benchmark allocation to slower growing stocks (8% of Fund assets were invested in stocks with expected earnings growth less than 9%/year, while the benchmark allocation was 22%). We believe this modest growth bias provides a long-term benefit to investment returns as our investment models tend to perform better among higher growth stocks. Finally, the Fund’s median price-to-earnings and price-to-sales ratios were below benchmark, reflecting the influence of our relative valuation model.

FUNDAMENTAL CHARACTERISTICS AUGUST 31, 2014
Median	BOGLX*	Russell 2000® Index
Median Market Cap. ($mil.)	$2,501	$1,640
Price/Historical Earnings	20.2x	21.8x
Price/Forward Earnings	17.4x	18.0x
Price/Sales	1.4x	2.2x
* The Bogle Small Cap Growth Fund Investor Shares. Median characteristics refer to the Fund’s holdings, not the Fund itself.

RISK STATISTICS* FISCAL YEAR PERIOD
Measurement	BOGLX	Russell 2000® Index
Standard Deviation	16.8%	15.0%
Active Volatility	4.9%
Beta with Russell 2000® Index	1.08
* Risk statistics apply to the Fund and benchmark. Standard deviation is a statistical measure of the range of performance. Active risk is the standard deviation of the difference between the Fund and benchmark performance. Beta is a measure of a portfolio’s sensitivity to market movements.

The Fund’s annualized active volatility (the variability of the difference between Fund and benchmark performance, also called “tracking error”) was 4.9% in the fiscal year ended August 31, 2014, below the Fund’s long-term average of 6.8%. The lower number indicates that the value we added in the fiscal year over the benchmark was more consistent than average. The Fund’s beta with the Russell 2000® Index, at approximately 1.1, was slightly higher than its long-term average of 1.0.

Self-Assessment. As part of our belief in candor and honesty, each year we take a hard, objective look at how well we have performed for you, both in investment results and the quality of service the Fund’s operations team provides. For the most recent fiscal year, we give ourselves high marks for investment performance. We added value over our benchmark, and this relative performance accrued steadily over the course of the year. Investment ideas and implementation enhancements we have been making over the past five years have helped improve investment returns compared to the benchmark and increased the consistency of those relative returns. The effectiveness of our core investment concepts, and enhancements we have made over time to the details and implementation, can be seen in longer periods as well. As of the end of this fiscal year, the Fund has beaten the Russell 2000® Index by an average of five percentage points, per year, over the past three and five year periods, and by over four percentage points per year since the inception of the Fund almost fifteen years ago. This long-term performance has resulted in a cumulative net return of 496% for the Fund’s Investor Class of shares, more than twice the 234% cumulative return to the Russell 2000® Index.

While investment results are critical to your investor experience with us, our shareholder and investor services are important as well. We continue to work with BNY Mellon, giving them feedback that we have gotten from you as well as feedback from us directly based on our own experiences as fellow shareholders. We continue to encourage you to let us know how we can improve your shareholder experience.

Progress at Bogle Investment Management. At the end of August 2014, assets in the Fund were $234.5 million. This 33% increase from the end of fiscal year 2013 is due to investment performance as well as existing and new investors demonstrating their confidence and trust in us by adding to or making initial investments. Our investment team remains unchanged; the same five analysts we have always had continue to work together coming up with new ideas for improving our investment process. We enjoy working together and developing

3

together a virtually infinite series of ideas that we hope will make us better tomorrow than we are today. While delivering added value over long periods of time in this business is exceedingly difficult, we are committed to doing everything we can to be among the few firms that are able to do it.

More information about the Fund, including historical NAVs, sector allocation, fundamental characteristics, and top ten holdings, can be viewed on our website, www.boglefunds.com. NAVs are updated daily while other Fund information is updated quarterly. Fund information is also available on Morningstar.com and other internet-based financial data providers. We thank you for your ongoing support and, moreover, for the trust and confidence you have placed in us.

Respectfully,

Bogle Investment Management, L.P.

Management Office: 781-283-5000

Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s investment adviser, Bogle Investment Management, L.P., has contractually agreed to waive management fees and reimburse expenses through December 31, 2014 to the extent that total annual Fund operating expenses (excluding certain expenses) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. The Adviser, in its discretion, has the right to extend this waiver. The total expense ratios for the Institutional Class and Investor Class are 1.39% and 1.49%, respectively.

The Russell 2000® Index is an index of stocks 1001 through 3000 in the Russell 3000® Index as ranked by total market capitalization. A direct investment in the index is not possible. The Russell ® Indexes are a trademark of the Frank Russell Company (“FRC”). FRC is the owner of the copyrights relating to the Russell Indexes and is the source of the Performance Values for the Russell Indexes.

Investing in small companies can involve more volatility, less liquidity and less available information than investing in large companies.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

4

COMPARISON OF CHANGE IN VALUE OF $1,000,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS. RUSSELL 2000® INDEX (UNAUDITED)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2013, is 1.39% for the Institutional Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $1,000,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2014.

5

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND INVESTOR CLASS(1)(2) VS. RUSSELL 2000® INDEX (UNAUDITED)

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at 1-877-264-5346. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s annual operating expense ratio, as stated in the current prospectus dated December 31, 2013, is 1.49% for the Investor Class prior to fee waivers.

(1)	The chart and table assume a hypothetical $10,000 minimum initial investment in the Fund made on October 1, 1999 (inception) and reflect Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the index is unmanaged, does not incur expenses and is not available for investment. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3)	For the period October 1, 1999 (commencement of operations) through August 31, 2014.

6

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014, and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	INSTITUTIONAL CLASS
	BEGINNING ACCOUNT VALUE MARCH 1, 2014	ENDING ACCOUNT VALUE AUGUST 31, 2014	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$1,065.80	$6.51
Hypothetical (5% return before expenses)	1,000.00	1,018.90	6.36

	INVESTOR CLASS
	BEGINNING ACCOUNT VALUE MARCH 1, 2014	ENDING ACCOUNT VALUE AUGUST 31, 2014	EXPENSES PAID DURING PERIOD*
Actual	$1,000.00	$1,065.40	$7.03
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 1.25% for the Institutional Class and 1.35% for the Investor Class, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total investment return for each class of 6.58% for the Institutional Class and 6.54% for the Investor Class.

7

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2014

(UNAUDITED)

The following table presents a summary by security type of the portfolio holdings of the Fund:

SECURITY TYPE & SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE

COMMON STOCKS:
Consumer Growth	18.2%	$42,718,109
Financial	17.5	41,017,480
Technology	16.1	37,779,275
Consumer Cyclical	13.9	32,467,053
Industrial	11.0	25,800,380
Energy	10.6	24,826,000
Communications	8.1	19,049,012
Basic Industry	3.5	8,262,252
Utility	1.0	2,375,935
SHORT-TERM INVESTMENTS	1.3	3,044,026
LIABILITIES IN EXCESS OF OTHER ASSETS	(1.2)	(2,747,726)

NET ASSETS	100.0%	$234,591,796

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

AUGUST 31, 2014

	NUMBER OF SHARES	VALUE

COMMON STOCKS—99.9%
BASIC INDUSTRY—3.5%
Clearwater Paper Corp. *	379	$26,226
Constellium NV, Class A *	42,463	1,209,346
Endeavour Silver Corp. *	422,828	2,355,152
United States Steel Corp.	51,299	1,982,706
US Silica Holdings, Inc.	33,158	2,381,076
Xerium Technologies, Inc. *	20,585	307,746

		8,262,252

COMMUNICATIONS—8.1%
ARRIS Group, Inc. *	52,858	1,617,982
Bitauto Holdings Ltd., ADR *	42,112	3,698,697
CDW Corp.	53,545	1,769,127
Constant Contact. Inc. *	70,205	2,188,290
CTC Media, Inc.	123,075	1,117,521
Earthlink Holdings Corp.	39,117	161,553
EchoStar Corp., Class A *	35,272	1,778,767
ePlus, Inc. *	9,691	566,633
Infosonics Corp. *	3,099	6,570
Intelsat SA *	115	2,017
Lee Enterprises, Inc. *	14,139	57,404
Liberty Ventures, Series A *	31,160	1,186,884
LogMein, Inc. *	21,036	889,402
Marchex, Inc., Class B	15,042	129,060
Orbitz Worldwide, Inc. *	42,151	345,638
Radio One, Inc., Class D *	4,659	14,024
RF Micro Devices, Inc. *	210,732	2,627,828
ShoreTel, Inc. *	18,344	122,905
Sohu.com, Inc. *	12,989	767,130
VASCO Data Security International, Inc. *	107	1,580

		19,049,012

CONSUMER CYCLICAL—13.9%
Arctic Cat, Inc.	53,510	1,980,939
Barnes & Noble, Inc. *	82,449	1,967,233
Big Lots, Inc.	41,862	1,940,304
Build-A-Bear Workshop, Inc. *	412	5,372
Citi Trends, Inc. *	5,733	133,350
Core-Mark Holding Co., Inc.	55,850	2,689,736
Dominion Diamond Corp. *	41,786	565,365
Fuel Systems Solutions, Inc. *	2,054	20,807
Gentherm, Inc. *	46,825	2,287,401
Gol Linhas Aereas Inteligentes SA, ADR	87,264	536,674
Harbinger Group, Inc. *	7,036	91,116
Kimball International, Inc., Class B	19,829	314,885

	NUMBER OF SHARES	VALUE

CONSUMER CYCLICAL—(CONTINUED)
Liberty TripAdvisor Holdings, Inc., Class A *	31,160	$1,114,593
Marriott Vacations Worldwide Corp. *	19,152	1,141,268
Meritor, Inc. *	71,792	978,525
Motorcar Parts of America, Inc. *	1,523	46,177
Pantry, Inc., (The) *	32,350	684,850
Penn National Gaming, Inc. *	120,432	1,359,677
Rite Aid Corp. *	355,519	2,211,328
Ruth’s Hospitality Group, Inc.	74,079	825,981
SeaWorld Entertainment, Inc.	101,930	2,119,125
Skechers U.S.A., Inc., Class A *	48,497	2,830,770
Strattec Security Corp.	534	42,848
Tenneco, Inc. *	33,783	2,164,815
Tower International, Inc. *	42,748	1,433,340
Universal Electronics, Inc. *	36,700	2,006,389
VOXX International Corp. *	1,774	17,563
Zumiez, Inc. *	29,571	956,622

		32,467,053

CONSUMER GROWTH—18.2%
Affymetrix, Inc. *	116,918	1,013,678
Alliance HealthCare Services, Inc. *	5,548	157,841
Anika Therapeutics, Inc. *	40,678	1,708,476
ARC Document Solutions, Inc. *	4,485	36,418
Avis Budget Group, Inc. *	30,500	2,059,055
Bio-Rad Laboratories, Inc., Class A *	5,000	601,300
Biocryst Pharmaceuticals, Inc. *	41,537	560,750
BioTelemetry, Inc. *	5,750	42,090
Cal-Maine Foods, Inc.	8,357	661,122
China Biologic Products, Inc. *	380	20,186
CONMED Corp.	44,921	1,774,380
Corvel Corp. *	6,124	250,472
CRA International, Inc. *	6,617	178,064
CTPartners Executive Search, Inc. *	2,933	52,647
Cytokinetics, Inc. *	42,739	182,923
Dyax Corp. *	108,541	1,108,204
Enzo Biochem, Inc. *	12,557	74,714
Enzon Pharmaceuticals, Inc.	67,546	110,775
EPIRUS Biopharmaceuticals, Inc. *	3,096	28,824

The accompanying notes are an integral part of the financial statements.

9

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

	NUMBER OF SHARES	VALUE

CONSUMER GROWTH—(CONTINUED)
Euronet Worldwide, Inc. *	35,668	$1,901,104
Farmer Bros. Co. *	1,138	26,595
Five Prime Therapeutics, Inc. *	146	1,698
Global Cash Access Holdings, Inc. *	58,207	454,597
Health Net, Inc. *	48,716	2,299,395
HealthSouth Corp.	57,586	2,268,313
Hill International, Inc. *	14,118	62,119
ICON PLC *	46,029	2,280,277
Information Services Group, Inc. *	18,283	77,703
Ingles Markets, Inc., Class A	718	18,122
K12, Inc. *	36,096	679,688
Korn/Ferry International, Inc. *	71,089	2,150,442
Lannett Co., Inc. *	25,499	1,004,151
Live Nation Entertainment, Inc. *	89,859	1,973,304
Mannatech, Inc. *	422	5,600
Manpowergroup, Inc.	25,350	1,966,653
MoneyGram International, Inc. *	68,346	960,945
Natus Medical, Inc. *	23,041	647,683
Nektar Therapeutics *	169,157	2,412,179
OncoGenex Pharmaceutical, Inc. *	14,590	48,293
OraSure Technologies, Inc. *	21,476	178,895
Orthofix International, N.V. *	4,306	146,016
Pacific Biosciences of California, Inc. *	2,466	14,451
PAREXEL International Corp. *	5,448	307,485
Pilgrim’s Pride Corp. *	119,891	3,581,144
Prothena Corp PLC *	9,389	215,008
RadNet, Inc. *	10,328	68,991
Repligen Corp. *	27,472	523,616
Sanderson Farms, Inc.	25,407	2,370,981
SEI Investments Co.	51,157	1,938,595
Sinovac Biotech Ltd. *	7,493	41,436
Symmetry Medical, Inc. *	23,230	214,181
Thoratec Corp. *	39,054	976,350
Vascular Solutions, Inc. *	167	3,991
VIVUS, Inc. *	6,733	28,885
Willdan Group, Inc. *	23,005	247,304

		42,718,109

ENERGY—10.6%
Abraxas Petroleum Corp. *	71,490	422,505
Callon Petroleum Co. *	23,744	254,773

	NUMBER OF SHARES	VALUE

ENERGY—(CONTINUED)
Carrizo Oil & Gas, Inc. *	16,800	$1,053,696
Clayton Williams Energy, Inc. *	5,826	690,031
Comstock Resources, Inc.	108,286	2,640,013
EnLink Midstream LLC	42,882	1,762,450
Jones Energy, Inc., Class A *	24,719	475,099
Murphy USA, Inc. *	47,918	2,610,093
Newfield Exploration Co. *	45,558	2,041,910
PetroQuest Energy, Inc. *	216,508	1,441,943
Pioneer Energy Services Corp. *	127,351	1,958,658
Precision Drilling Corp.	155,027	1,970,393
REX American Resources Corp. *	21,166	2,261,164
Seventy Seven Energy, Inc. *	2,791	65,505
SM Energy Co.	26,570	2,365,793
Superior Energy Services, Inc.	63,537	2,277,166
Warren Resources, Inc. *	82,916	534,808

		24,826,000

FINANCIAL—17.5%
AerCap Holdings N.V. *	76,839	3,646,010
Argo Group International Holdings Ltd.	27,242	1,434,019
Artisan Partners Asset Management, Inc., Class A	700	38,836
Assurant, Inc.	29,682	1,981,274
Assured Guaranty Ltd.	34,312	828,635
Axis Capital Holdings Ltd.	43,678	2,106,153
Calamos Asset Management, Inc., Class A	94,124	1,213,258
E*TRADE Financial Corp. *	46,906	1,044,128
Employers Holdings, Inc.	11,348	242,961
Erie Indemnity Co., Class A	13,100	1,002,281
FBR & Co. *	18,008	514,669
Federated National Holding Co.	18,962	468,361
First BanCorp Puerto Rico *	10,700	55,747
GAMCO Investors, Inc., Class A	641	50,197
Genworth Financial, Inc., Class A *	178,518	2,533,170
Interactive Brokers Group, Inc., Class A	89,448	2,096,661
INTL. FCStone, Inc. *	21,075	404,219
Investment Technology Group, Inc. *	104,547	1,780,435
Janus Capital Group, Inc.	9,891	120,176
Legg Mason, Inc.	7,000	345,240

The accompanying notes are an integral part of the financial statements.

10

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

	NUMBER OF SHARES	VALUE

FINANCIAL—(CONTINUED)
Manning & Napier, Inc.	20,521	$381,075
MBIA, Inc. *	216,318	2,256,197
Navigators Group, Inc., (The) *	26,408	1,696,714
Nelnet, Inc., Class A	37,335	1,641,620
OneBeacon Insurance Group Ltd., Class A	29,677	475,722
PartnerRe Ltd.	19,300	2,155,617
Piper Jaffray Cos., Inc. *	47,588	2,539,296
Reinsurance Group of America, Inc.	24,449	2,028,778
Santander Consumer USA Holdings, Inc.	54,226	1,009,688
Selective Insurance Group, Inc.	14,288	342,483
Symetra Financial Corp.	98,776	2,404,208
Talmer Bancorp Inc., Class A	960	14,074
United Insurance Holdings Corp.	20,498	330,838
Waddell & Reed Financial, Inc., Class A	26,799	1,460,546
WSFS Financial Corp.	5,016	374,194

		41,017,480

INDUSTRIAL—11.0%
AEP Industries, Inc. *	764	32,353
AMERCO, Inc.	7,946	2,207,478
ArcBest Corp.	54,289	1,948,975
Argan, Inc.	21,715	869,686
Arotech Corp. *	24,434	87,474
Blount International, Inc. *	21,670	346,287
Broadwind Energy, Inc. *	26,730	244,847
China Digital TV Holding Co., Ltd., ADR	40,687	166,410
Federal Signal Corp.	64,589	950,750
Flextronics International Ltd. *	186,673	2,060,870
Graphic Packaging Holding Co. *	191,665	2,451,395
Greenbrier Cos., Inc., (The)	36,800	2,631,936
Huntington Ingalls Industries Inc.	18,372	1,875,965
IDEX Corp.	23,200	1,785,008
ITT Corp.	37,946	1,816,096
Mueller Water Products, Inc., Class A	175,378	1,618,739
Navigator Holdings Ltd. *	4,463	131,614
Orbotech Ltd. *	3,926	63,680
PAM Transportation Services, Inc. *	2,454	90,111
Patrick Industries, Inc. *	3,645	151,960
Standex International Corp.	100	7,463

	NUMBER OF SHARES	VALUE

INDUSTRIAL—(CONTINUED)
Tech Data Corp. *	2,377	$160,448
Trinity Industries, Inc.	45,478	2,200,226
VSE Corp.	324	19,223
Woodward, Inc.	35,882	1,874,117
ZAGG, Inc. *	1,232	7,269

		25,800,380

TECHNOLOGY—16.1%
Aspen Technology, Inc. *	49,066	2,016,120
Brocade Communications Systems, Inc.	277,156	2,923,996
Cascade Microtech, Inc. *	451	4,961
ChipMOS Technologies Bermuda Ltd.	8,850	211,781
Digital River, Inc. *	93,154	1,422,462
Dot Hill Systems Corp. *	2,677	9,744
DST Systems, Inc.	20,000	1,856,200
EPAM Systems, Inc. *	12,565	473,072
Fair Isaac Corp.	27,637	1,607,644
Fairchild Semiconductor International, Inc. *	121,657	2,135,080
FormFactor, Inc. *	24,115	169,770
Infoblox, Inc. *	89,584	1,204,905
Insight Enterprises, Inc. *	21,713	569,749
Integrated Device Technology, Inc. *	169,090	2,781,531
Intersil Corp., Class A	126,568	1,904,216
Jive Software, Inc. *	31,570	220,359
Lattice Semiconductor Corp. *	71,225	534,900
Manhattan Associates, Inc. *	75,279	2,174,058
Marvell Technology Group Ltd.	134,645	1,872,912
NetScout Systems, Inc. *	22,720	1,046,710
Omnicell, Inc. *	69,283	1,950,316
OmniVision Technologies, Inc. *	106,124	2,877,022
ON Semiconductor Corp. *	212,998	2,078,860
Silicon Image, Inc. *	132,353	669,706
Skyworks Solutions, Inc.	45,300	2,566,698
Take-Two Interactive Software, Inc. *	106,189	2,496,503

		37,779,275

UTILITY—1.0%
Dynegy, Inc. *	68,527	2,239,462
Pampa Energia SA, SP ADR *	15,334	136,473

		2,375,935

TOTAL COMMON STOCKS (Cost $195,828,788)		234,295,496

The accompanying notes are an integral part of the financial statements.

11

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2014

	NUMBER OF SHARES	VALUE

SHORT-TERM INVESTMENTS—1.3%
BofA Cash Reserves Fund	3,044,026	$3,044,026

TOTAL SHORT-TERM INVESTMENTS (Cost $3,044,026)		3,044,026

TOTAL INVESTMENTS—101.2% (Cost $198,872,814)		237,339,522

LIABILITIES IN EXCESS OF OTHER ASSETS—(1.2)%		(2,747,726)

NET ASSETS—100.0%		$234,591,796

* Non-income producing.

ADR—American Depositary Receipt.

PLC—Public Limited Company

SP ADR—Sponsored American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

12

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2014

ASSETS
Investments, at value (cost $198,872,814)	$237,339,522
Receivables for:
Investments sold	2,960,723
Capital shares sold	218,839
Dividends and interest	73,601
Prepaid expenses and other assets	23,370

Total assets	240,616,055

LIABILITIES
Payables for:
Investments purchased	4,536,285
Capital shares redeemed	1,183,051
Investment advisory fees and shareholder servicing fees	176,481
Other accrued expenses and liabilities	128,442

Total liabilities	6,024,259

Net assets	$234,591,796

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$6,213
Paid-in capital	172,213,369
Accumulated net realized gain from investments	23,905,506
Net unrealized appreciation on investments	38,466,708

Net assets	$234,591,796

INSTITUTIONAL CLASS
Net assets	$117,922,559

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,097,543

Net asset value, offering and redemption price per share	$38.07

INVESTOR CLASS
Net assets	$116,669,237

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,115,502

Net asset value, offering and redemption price per share	$37.45

The accompanying notes are an integral part of the financial statements.

13

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $11,944)	$1,288,715

Total investment income	1,288,715

EXPENSES
Advisory fees	2,195,800
Administration and accounting fees	311,319
Transfer agent fees	169,454
Shareholder servicing fees (Investor Class)	98,711
Custodian fees	75,561
Professional fees	58,109
Registration and filing fees	39,134
Directors’ and officers’ fees	28,430
Insurance fees	9,662
Printing and shareholder reporting fees	8,690
Other expenses	10,390

Total expenses before waivers	3,005,260
Less: waivers	(161,799)

Net expenses after waivers	2,843,461

Net investment loss	(1,554,746)

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investments	36,367,817
Net change in unrealized appreciation on investments	18,834,972

Net realized and unrealized gain from investments	55,202,789

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,648,043

The accompanying notes are an integral part of the financial statements.

14

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED AUGUST 31, 2014	FOR THE YEAR ENDED AUGUST 31, 2013
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(1,554,746)	$444,946
Net realized gain from investments	36,367,817	27,538,811
Net change in unrealized appreciation on investments	18,834,972	12,575,436

Net increase in net assets resulting from operations	53,648,043	40,559,193

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Institutional Class	(211,232)	–
Investor Class	(92,941)	–

Net decrease in net assets from dividends and distributions to shareholders	(304,173)	–

INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM CAPITAL TRANSACTIONS:
Institutional Class
Proceeds from shares sold	37,241,140	42,247,780
Reinvestment of distributions	205,141	–
Distributions for shares redeemed	(47,869,174)	(12,679,166)

Total from Institutional Class	(10,422,893)	29,568,614
Investor Class
Proceeds from shares sold	31,368,704	11,489,567
Reinvestment of distributions	87,771	–
Distributions for shares redeemed	(16,267,560)	(11,672,816)

Total from Investor Class	15,188,915	(183,249)

Net increase in net assets from capital share transactions	4,766,022	29,385,365

Total increase in net assets	58,109,892	69,944,558
NET ASSETS
Beginning of year	176,481,904	106,537,346

End of year	$234,591,796	$176,481,904

Undistributed net investment income, end of year	$–	$304,173

The accompanying notes are an integral part of the financial statements.

15

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS (CONCLUDED)

	FOR THE YEAR ENDED AUGUST 31, 2014	FOR THE YEAR ENDED AUGUST 31, 2013
INCREASE/(DECREASE) IN SHARES OUTSTANDING DERIVED FROM SHARE TRANSACTIONS:
Institutional Class
Shares sold	1,084,194	1,605,385
Shares reinvested	6,207	–
Shares redeemed	(1,346,938)	(481,557)

Total from Institutional Class	(256,537)	1,123,828

Investor Class
Shares sold	913,039	432,705
Shares reinvested	2,698	–
Shares redeemed	(475,125)	(465,512)

Total from Investor Class	440,612	(32,807)

Net increase in shares outstanding	184,075	1,091,021

The accompanying notes are an integral part of the financial statements.

16

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	INSTITUTIONAL CLASS
	FOR THE YEAR ENDED 8/31/14	FOR THE YEAR ENDED 8/31/13	FOR THE YEAR ENDED 8/31/12	FOR THE YEAR ENDED 8/31/11	FOR THE YEAR ENDED 8/31/10
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$29.49	$21.76	$19.38	$14.81	$14.03

Net investment income/(loss)*	(0.23)	0.10	(0.04)	(0.10)	(0.07)
Net realized and unrealized gain from investments	8.87	7.63	2.42	4.67	0.85

Net increase in net assets resulting from operations	8.64	7.73	2.38	4.57	0.78

Dividends and distributions to shareholders from:
Net investment income	(0.06)	—	—	—	—

Total dividends and distributions to shareholders	(0.06)	—	—	—	—

Net asset value, end of year	$38.07	$29.49	$21.76	$19.38	$14.81

Total investment return(1)	29.34%	35.52%	12.28%	30.86%	5.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$117,923	$98,898	$48,526	$38,274	$31,714
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements	1.32%	1.39%	1.51%	1.44%	1.51%
Ratio of net investment income/(loss) to average net assets	(0.66)%	0.37%	(0.21)%	(0.48)%	(0.48)%
Portfolio turnover rate	175.06%	237.59%	288.88%	302.71%	196.03%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

17

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	INVESTOR CLASS
	FOR THE YEAR ENDED 8/31/14	FOR THE YEAR ENDED 8/31/13	FOR THE YEAR ENDED 8/31/12	FOR THE YEAR ENDED 8/31/11	FOR THE YEAR ENDED 8/31/10
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$29.00	$21.42	$19.10	$14.61	$13.86

Net investment income/(loss)*	(0.26)	0.07	(0.07)	(0.12)	(0.09)
Net realized and unrealized gain from investments	8.74	7.51	2.39	4.61	0.84

Net increase in net assets resulting from operations	8.48	7.58	2.32	4.49	0.75

Dividends and distributions to shareholders from:
Net investment income	(0.03)	—	—	—	—

Total dividends and distributions to shareholders	(0.03)	—	—	—	—

Net asset value, end of year	$37.45	$29.00	$21.42	$19.10	$14.61

Total investment return(1)	29.28%	35.39%	12.15%	30.73%	5.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s omitted)	$116,669	$77,584	$58,011	$74,155	$48,446
Ratio of expenses to average net assets with waivers and reimbursements	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets without waivers and reimbursements	1.43%	1.49%	1.60%	1.54%	1.62%
Ratio of net investment income/(loss) to average net assets	(0.76)%	0.27%	(0.36)%	(0.58)%	(0.58)%
Portfolio turnover rate	175.06%	237.59%	288.88%	302.71%	196.03%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

The accompanying notes are an integral part of the financial statements.

18

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the “Fund”), which commenced investment operations on October 1, 1999. As of August 31, 2014, the Fund offers two classes of shares, Institutional Class and Investor Class.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by RBB’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities;

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
TOTAL INVESTMENTS*	$237,339,522	$237,339,522	$ —	$ —

*	See Portfolio of Investments for detail on portfolio holdings.

19

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund that require disclosure.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. The Fund’s net investment income (other than class specific shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

20

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2.	INVESTMENT ADVISER AND OTHER SERVICES

Bogle Investment Management, L.P. (the “Adviser” or “Bogle”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2014 and may not be terminated without the approval of the Company’s Board. The Adviser may discontinue these arrangements at any time after December 31, 2014.

The contractual fee waiver does not provide for recoupment of fees that were waived or expenses that were reimbursed. For the year ended August 31, 2014, investment advisory fees and waivers of the Fund were as follows:

GROSS ADVISORY FEES	WAIVERS	NET ADVISORY FEES
$2,195,800	$134,352	$2,061,448

The Fund will not pay the Adviser at a later time for any amounts waived or any amounts assumed.

In addition to serving as the Fund’s investment adviser, Bogle provides certain shareholder services to the Investor Class of the Fund. As compensation for such services, the Adviser receives a monthly fee equal to an annual rate of 0.10% of the average daily net assets of the Fund’s Investor Class.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

BNY Mellon has voluntarily agreed to waive a portion of its administration and accounting fees for the Fund. For the year ended August 31, 2014, administration and accounting fees and waivers of the Fund were as follows:

GROSS ADMINISTRATION AND ACCOUNTING FEES	WAIVERS	NET ADMINISTRATION AND ACCOUNTING FEES
$311,319	$27,447	$283,872

21

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum monthly fees and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

The Fund will not pay The Bank of New York Mellon Corporation or any of its members or BNY Mellon’s affiliates at a later time for any amounts waived or any amounts assumed.

3.	DIRECTOR COMPENSATION

The Directors of the Company receive an annual retainer, meeting fees and reimbursement of out-of-pocket expenses for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2014 was $14,281. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

4.	INVESTMENT IN SECURITIES

For the year ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

INVESTMENT SECURITIES
PURCHASES	SALES
$382,955,295	$378,798,659

5.	FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION
$199,271,935	$41,194,183	$(3,126,596)	$38,067,587

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net

22

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2014, primarily attributable to short-term capital gains netted against net operating loss, were reclassified among the following accounts:

UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID-IN CAPITAL
$1,554,746	$(1,554,746)	$—

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

CAPITAL LOSS CARRYFORWARD	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED APPRECIATION
$—	$11,234,764	$13,069,863	$38,067,587

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividend and distributions paid during the fiscal year ended August 31, 2014 and 2013 was as follows:

ORDINARY INCOME
2014	$304,173
2013	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2014.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2014, the Fund did not have any pre- or post-enactment capital loss carryforwards. During the fiscal year ended August 31, 2014, the Fund utilized $10,532,621 of pre-enactment capital loss carryforwards.

6.	SUBSEQUENT EVENT

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

23

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Bogle Investment Management Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the “Fund”) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 27, 2014

24

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014. During the fiscal year ended August 31, 2014, the Fund paid $304,173 of ordinary income dividends to its shareholders. During the fiscal year ended August 31, 2014, the Fund did not pay any long-term capital gains dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 100.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 100.00%.

The percentage of qualified interest related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.07%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

25

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (877) 264-5346 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (202) 551-8090.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Bogle and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 13, 2014 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement between the Company and Bogle with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Bogle’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Bogle’s personnel providing those services; (iii) Bogle’s investment philosophies and processes; (iv) Bogle’s assets under management and client descriptions; (v) Bogle’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Bogle’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Bogle’s compliance procedures; (viii) Bogle’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

26

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

OTHER INFORMATION (CONCLUDED)

(UNAUDITED)

As part of their review, the Directors considered the nature, extent and quality of the services provided by Bogle. The Directors concluded that Bogle had substantial resources to provide services to the Fund and that Bogle’s services were acceptable.

The Directors also considered the investment performance of the Fund and Bogle. Information on the Fund’s investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2014. The Directors noted that each class of the Fund had outperformed the Fund’s primary benchmark for all periods. The Directors noted that the investment performance of the Fund was in the top quintile as compared to its Lipper peer group and Lipper universe for the one-, two-, three-, four-, and five-year periods ended February 28, 2014.

The Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) was compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the contractual advisory fees of the Fund were equal to the peer group median, and the actual advisory fees of the Fund were slightly lower than the peer group median. In addition, the Directors noted that Bogle has contractually agreed to waive management fees and reimburse expenses through December 31, 2014 to the extent that total annual Fund operating expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively, and that Bogle expects to continue these fee waivers and expense reimbursements.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Bogle’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2015.

27

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

COMPANY MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (877) 264-5346.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to Present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

28

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to Present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

29

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PRIVACY NOTICE

(UNAUDITED)

FACTS	WHAT DOES THE BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•          Social Security number

•          account balances

•          account transactions

•          transaction history

•          wire transfer instructions

•          checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Bogle Small Cap Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Bogle Investment Management Small Cap Growth Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 264-5346 or go to www.boglefunds.com

30

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

PRIVACY NOTICE (CONCLUDED)

(UNAUDITED)

What we do

How does the Bogle Investment Management Small Cap Growth Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Bogle Investment Management Small Cap Growth Fund collect my personal information?

We collect your personal information, for example, when you

•          open an account

•          provide account information

•          give us your contact information

•          make a wire transfer

•          tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•          sharing for affiliates’ everyday business purposes – information about your creditworthiness

•          affiliates from using your information to market to you

•          sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include Bogle Investment Management, L.P.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Bogle Investment Management Small Cap Growth Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Bogle Investment Management Small Cap Growth Fund does not jointly market.

31

Investment Adviser

Bogle Investment Management, L.P.

2310 Washington Street

Suite 310

Newton Lower Falls, MA 02462

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square

Suite 2000

Philadelphia, PA 19103-6996

FREE MARKET U.S. EQUITY FUND

FREE MARKET INTERNATIONAL EQUITY FUND

FREE MARKET FIXED INCOME FUND

of

THE RBB FUND, INC.

ANNUAL REPORT

August 31, 2014

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

FREE MARKET FUNDS

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

Dear Fellow Shareholder,

Enclosed is your annual report for the twelve-month period ended August 31, 2014.

Domestic and international, both developed and emerging markets, financial markets over the past year experienced significant positive returns. Markets over the past year have been influenced by several factors. The end of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as the Federal Reserve (the “Fed”) tapering became increasingly imminent. When the central bank ultimately announced its tapering plans, equity investors reacted positively, as this action signaled the Fed’s perception of improvement in the economy. Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging market economies showed signs of stress due to currency weakness, debt problems and uneven growth rates. This stress caused bond markets to find renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in early 2014 as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chair, Janet Yellen. While it was clear that U.S. economic data had softened, investors continued to take on risk given expectations that growth would pick up later in the year. In the months that followed, interest rates trended lower and bond prices climbed higher. Tensions in Russia and Ukraine and signs of decelerating growth in China as well as a military coup in Thailand and continued violence in Iraq caused some turbulence, but markets were resilient as investors focused on better U.S. economic data and stronger corporate earnings. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Despite all the rhetoric, the disciplined and diversified investor still did well for the twelve months ended August 31, 2014.

The Free Market Fixed Income Fund, the Free Market U.S. Equity Fund, and the Free Market International Equity Fund had returns of 1.34%, 22.49% and 20.49%, respectively, for the twelve months ended August 31, 2014. These returns compared with a gain of 17.08% for the MSCI World (excluding U.S.) Index, a return of 21.45% for the unmanaged Russell 2500 Index, and a total return of 2.02% for the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index.

Despite the short-term crosscurrents, seasoned investors, like Free Market Fund shareholders, who have stayed disciplined and diversified experienced positive returns for the past twelve month period. When you can take the long view, supported by a prudent and well-thought-out strategy, the markets’ day-to-day ups and downs don’t seem as threatening.

Matson Money strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that free markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

Each Free Market Fund strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Funds are broadly diversified and designed to work together in your total investment plan.

The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people. As always, we also appreciate your continued investment towards your long term goals.

Thank you for investing with Matson Money, Inc.

Mark E. Matson

President and Chief Executive Officer

Matson Money, Inc.

1

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2014

(Unaudited)

Free Market US Equity Fund—Investment Review

The twelve-month period ended August 31, 2014 proved rewarding for investors even though the global economy and financial markets experienced some volatility. U.S. and global stocks both performed well during the period. Despite headwinds in the early months of 2014, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chair, Janet Yellen. While it was clear that U.S. economic data had softened, investors continued to take on risk. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data and stronger corporate earnings. Nobody knows where the stock market will go from here, particularly in the shorter term. However, the magnitude and speed of the stock market’s recent swings underscore the importance of avoiding changes to your portfolio based on emotions. It also underscores the importance of maintaining a broadly diversified portfolio. Returns for the broad U.S. market, as measured by the Russell 3000 Index, were 24.74%. Asset class returns ranged from 25.25% for S&P 500 Index (U.S. large cap) to 17.68% for the Russell 2000 Index (U.S. small cap). Despite the ups and downs, all asset classes experienced positive returns for the period.

For the twelve months ended August 31, 2014, the Free Market U.S. Equity Fund provided a total return of 22.49%, at net asset value. This compares with a return of 21.45% for the fund’s benchmark, the Russell 2500 Index.

Nevertheless, as a result of the Free Market U.S. Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market U.S. Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than small company stocks. The Russell 2000 Index has returned 17.68% from September 1, 2013 through August 31, 2014, while the S&P 500 Index was up 25.25%. Furthermore, for the same time period, the Russell 2000 Value Index was up 18.10% and the Russell 1000 Value Index returned 24.43%.

In summary, U.S. large cap stocks performed better than small cap stocks but both were double digit returns. Furthermore, U.S. value stocks did better than U.S. growth stocks, which also contributed to returns of the Fund.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

2

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2014 (Unaudited)

                                         Free Market U.S. Equity Fund

Comparison of Change in Value of $10,000 Investment in

Free Market U.S. Equity Fund vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2014
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market U.S. Equity Fund	22.49%	21.51%	17.93%	10.08%
Russell 2500® Index	21.45%	20.31%	18.54%	9.12%
Composite Index**	21.14%	19.92%	16.56%	7.31%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.94% (included in the ratio is 0.32% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $17.37 per share on August 31, 2014.

The Free Market U.S. Equity Fund’s underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

3

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2014

(Unaudited)

Free Market International Equity Fund—Investment Review

The global recovery continued for developed countries during the twelve-month period ended August 31, 2014, and was friendlier to emerging market countries compared to the prior twelve months. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, however, equity markets in the region still managed to produce double digit returns. In addition, returns for emerging markets experienced a significant turnaround from the previous year despite continued signs of slowing growth, and rising tensions in the Middle East and Ukraine. Markets outside the U.S. were up despite all of the doom and gloom.

For the twelve months ended August 31, 2014, the Free Market International Equity Fund was up 20.49%, at net asset value. This compares with a return of 17.08% for the Fund’s benchmark, the MSCI World (excluding U.S.) Index. A contributing factor to the outperformance of the Fund compared to the benchmark was the Fund’s tilt towards small cap and value, as well as emerging markets.

As a result of the Free Market International Equity Fund’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Free Market International Equity Fund, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International small company stocks fared better than international large company stocks. The MSCI EAFE Index (net of dividends) has returned 16.43% from September 1, 2013 through August 31, 2014, while the MSCI EAFE Small Cap Index was up 18.68%. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends) increased 18.83% versus the MSCI EAFE Small Cap Value Index at 20.14%, while the MSCI Emerging Markets Index (net of dividends) was up 19.94%.

In summary, factors that helped boost the Fund’s return compared to the benchmark included international small cap asset classes as well as international small cap value. International large cap and international large cap value asset classes also pulled the Fund’s performance higher. The Fund’s increased exposure, when compared to the MSCI World (excluding U.S.) Index, to small and value companies as well as emerging market country stocks contributed to the Fund’s higher return.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2014 (Unaudited)

                                         Free Market International Equity Fund

Comparison of Change in Value of $10,000 Investment in

Free Market International Equity Fund vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2014
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market International Equity Fund	20.49%	11.00%	9.01%	3.49%
MSCI World (excluding U.S.) Index	17.08%	10.77%	8.29%	0.78%
Composite Index**	18.58%	10.15%	8.80%	1.43%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 1.18% (included in the ratio is 0.53% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.92 per share on August 31, 2014.

Portfolio composition is subject to change.

The Free Market International Equity Fund’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Fund will incur the expenses of the underlying funds in addition to the Fund’s expenses.

5

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2014

(Unaudited)

Free Market Fixed Income Fund—Investment Review

The U.S. economy grew modestly during the twelve-month period ended August 31, 2014. Total unemployment persisted at elevated levels but maintained its improving trend. Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and U.S. Treasury securities. With the end of the Federal Reserve’s “easy money” policy looming on the horizon, interest rate-sensitive assets in general still returned relatively low results. Non-U.S. fixed income performed roughly on par with U.S. fixed income. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 5.66% total return for the twelve-month period ended August 31, 2014. In comparison, the Bank of America Merrill Lynch Three Month Treasury Bill Index returned 0.05%.

The Free Market Fixed Income Fund focuses on mutual funds that invest in global high quality and shorter-term Government and Corporate fixed income assets. For the twelve-months ended August 31, 2014, the Free Market Fixed Income Fund provided a total return of 1.34%. This compares with a return of 2.02% for the Fund’s benchmark, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Free Market Fixed Income Fund performed slightly under its benchmark for the period but performed as expected. A contributing factor to the performance of the Fund compared to the benchmark was the Fund’s slightly lower exposure to certain global markets and more exposure to high quality U.S. Government Bonds.

6

FREE MARKET FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2014 (Unaudited)

                                         Free Market Fixed Income Fund

Comparison of Change in Value of $10,000 Investment in

Free Market Fixed Income Fund vs. Citigroup World Govt. Bond 1-5 Year Currency

Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on December 31, 2007 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Periods Ended August 31, 2014
	Average Annual
	1 Year	3 Years	5 Years	Since Inception*
Free Market Fixed Income Fund	1.34%	0.57%	1.54%	1.93%
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	2.02%	1.54%	1.81%	2.59%
Composite Index**	2.44%	1.34%	2.31%	2.84%

*	Annualized — The Fund commenced operations on December 31, 2007.
**	The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Fund’s annual operating expense ratio, as stated in the current prospectus, is 0.81% (included in the ratio is 0.19% attributable to acquired fund fees and expenses).

The Fund’s aggregate total return since inception is based on an increase in net asset value from $10.00 per share on December 31, 2007 (commencement of operations) to $10.31 per share on August 31, 2014.

Portfolio composition is subject to change.

The Free Market Fixed Income Fund’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Fund will incur expenses of the underlying funds in addition to the Fund’s expenses.

7

FREE MARKET FUNDS

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Free Market U.S. Equity Fund
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,054.60	$3.11
Hypothetical (5% return before expenses)	1,000.00	1,022.18	3.06

	Free Market International Equity Fund
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,024.40	$3.11
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11

8

FREE MARKET FUNDS

Fund Expense Examples (Concluded)

(Unaudited)

	Free Market Fixed Income Fund
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,004.40	$3.08
Hypothetical (5% return before expenses)	1,000.00	1,022.13	3.11

*	Expenses are equal to an annualized six-month expense ratio of 0.60% for the Free Market U.S. Equity Fund, 0.61% for the Free Market International Equity Fund and 0.61% for the Free Market Fixed Income Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Funds, as stated in the underlying funds’ current prospectuses, were as follows:

Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
0.01%-0.13%	0.01%-0.28%	0.01%-0.07%

Each Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of 5.46% for the Free Market U.S. Equity Fund, 2.44% for the Free Market International Equity Fund and 0.44% for the Free Market Fixed Income Fund.

9

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Portfolio of Investments

August 31, 2014

	Number of Shares	Value

EQUITY FUNDS — 99.9%
U.S. Large Cap Value Portfolio III(a)	22,550,325	$583,376,913
U.S. Large Company Portfolio(a)	18,294,791	290,155,384
U.S. Micro Cap Portfolio(b)	14,555,295	291,688,114
U.S. Small Cap Portfolio(b)	9,289,251	291,403,800
U.S. Small Cap Value Portfolio(b)	13,162,998	485,319,753

TOTAL EQUITY FUNDS (Cost $1,288,126,960)		1,941,943,964

TOTAL INVESTMENTS — 99.9%
(Cost $1,288,126,960)		1,941,943,964

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,497,992

NET ASSETS — 100.0%		$1,943,441,956

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Equity Funds	99.9%	$1,941,943,964
Other Assets In Excess Of Liabilities	0.1%	1,497,992

NET ASSETS	100.0%	$1,943,441,956

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Portfolio of Investments

August 31, 2014

	Number of Shares	Value

INTERNATIONAL EQUITY FUNDS — 99.9%
Asia Pacific Small Company Portfolio(a)	744,401	$18,505,800
Canadian Small Company Series(b)	1,329,990	17,904,597
Continental Small Company Portfolio(a)	1,461,065	30,872,303
Continental Small Company Series(b)	202,319	13,286,496
DFA International Small Cap Value Portfolio(a)	26,557,464	565,673,976
DFA International Value Portfolio III(c)	24,384,029	424,038,259
Emerging Markets Portfolio(a)	2,612,245	75,023,681
Emerging Markets Small Cap Portfolio(a)	3,036,885	69,514,302
Emerging Markets Value Portfolio(a)	2,270,284	69,561,513
Japanese Small Company Portfolio(a)	1,582,989	31,881,389
Large Cap International Portfolio(a)	3,082,502	70,466,001
United Kingdom Small Company Portfolio(a)	234,276	9,007,931
United Kingdom Small Company Series(b)	273,004	17,083,557

TOTAL INTERNATIONAL EQUITY FUNDS (Cost $1,170,272,488)		1,412,819,805

TOTAL INVESTMENTS — 99.9%
(Cost $1,170,272,488)		1,412,819,805

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		1,798,397

NET ASSETS — 100.0%		$1,414,618,202

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
International Equity Funds	99.9%	$1,412,819,805
Other Assets In Excess Of Liabilities	0.1%	1,798,397

NET ASSETS	100.0%	$1,414,618,202

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of DFA Investment Trust Company.
(c)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Portfolio of Investments

August 31, 2014

	Number of Shares	Value

FIXED INCOME FUNDS — 99.5%
DFA Five-Year Global Fixed Income Portfolio(a)	41,345,889	$456,045,161
DFA Inflation-Protected Securities Portfolio(a)	7,542,393	91,036,688
DFA Intermediate Government Fixed Income Portfolio(a)	17,341,628	219,024,756
DFA One-Year Fixed Income Portfolio(a)	43,314,834	447,009,088
DFA Short-Term Government Portfolio(a)	13,652,264	145,806,174
DFA Two-Year Global Fixed Income Portfolio(a)	45,613,171	456,131,712

TOTAL FIXED INCOME FUNDS (Cost $1,819,469,523)		1,815,053,579

TOTAL INVESTMENTS — 99.5%
(Cost $1,819,469,523)		1,815,053,579

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		9,579,406

NET ASSETS — 100.0%		$1,824,632,985

Portfolio Holdings Summary Table

(Unaudited)

	% of Net Assets	Value
Fixed Income Funds	99.5%	$1,815,053,579
Other Assets In Excess Of Liabilities	0.5%	9,579,406

NET ASSETS	100.0%	$1,824,632,985

(a)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

FREE MARKET FUNDS

Statements of Assets and Liabilities

August 31, 2014

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
ASSETS
Investments in non-affiliated funds, at value †	$1,941,943,964	$1,412,819,805	$1,815,053,579
Cash and cash equivalents	1,548,544	1,612,165	9,250,775
Receivables
Receivable for capital shares sold	1,775,369	1,378,421	2,068,539
Dividends and interest receivable	14	9	40
Prepaid expenses and other assets	30,818	28,317	38,498

Total assets	1,945,298,709	1,415,838,717	1,826,411,431

LIABILITIES
Payables
Capital shares redeemed	655,445	332,931	617,288
Investment adviser	790,741	543,248	760,522
Administration and accounting fees	152,264	118,461	145,723
Transfer agent fees	126,473	81,410	111,733
Other accrued expenses and liabilities	131,830	144,465	143,180

Total liabilities	1,856,753	1,220,515	1,778,446

Net Assets	$1,943,441,956	$1,414,618,202	$1,824,632,985

NET ASSETS CONSISTS OF
Par value	$111,859	$129,578	$176,936
Paid-in capital	1,230,308,085	1,145,135,137	1,823,948,090
Undistributed / accumulated net investment income	1,343,186	12,770,343	103,887
Accumulated net realized gain from investments	57,861,822	14,035,827	4,820,016
Net unrealized appreciation/(depreciation) on investments	653,817,004	242,547,317	(4,415,944)

Net Assets	$1,943,441,956	$1,414,618,202	$1,824,632,985

Shares outstanding ($0.001 par value, 200,000,000 shares authorized)	111,859,404	129,577,734	176,935,944

Net asset value, offering and redemption price per share	$17.37	$10.92	$10.31

† Investment in non-affiliated funds, at cost	$1,288,126,960	$1,170,272,488	$1,819,469,523

The accompanying notes are an integral part of the financial statements.

13

FREE MARKET FUNDS

Statements of Operations

For the Year Ended August 31, 2014

	Free Market U.S. Equity Fund	Free Market International Equity Fund	Free Market Fixed Income Fund
Investment Income
Dividends from non-affiliated funds	$19,072,997	$30,329,206	$15,274,255
Interest from non-affiliated funds	187	190	785

Total investment income	19,073,184	30,329,396	15,275,040

Expenses
Advisory fees (Note 2)	8,303,943	6,125,897	7,786,205
Administration and accounting fees (Note 2)	748,303	551,765	701,550
Transfer agent fees (Note 2)	389,167	289,783	365,576
Professional fees	230,300	173,732	217,139
Custodian fees (Note 2)	108,160	85,002	101,290
Directors’ and officers’ fees	91,166	71,413	86,330
Printing and shareholder reporting fees	72,058	49,143	69,209
Other expenses	121,301	335,743	163,041

Total expenses	10,064,398	7,682,478	9,490,340

Net investment income	9,008,786	22,646,918	5,784,700

Net realized and unrealized gain from investments
Net realized gain from:
Non-affiliated funds	21,238,998	7,148,244	19,650
Capital gain distributions from non-affiliated fund investments	45,292,164	22,656,848	5,945,686
Net change in unrealized appreciation on:
Non-affiliated funds	247,588,404	154,746,684	8,828,057

Net realized and unrealized gain from investments	314,119,566	184,551,776	14,793,393

Net increase in net assets resulting from operations	$323,128,352	$207,198,694	$20,578,093

The accompanying notes are an integral part of the financial statements.

14

FREE MARKET U.S. EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase in net assets from operations:
Net investment income	$9,008,786	$10,504,555
Net realized gain from investments	66,531,162	44,972,976
Net change in unrealized appreciation from investments	247,588,404	218,975,399

Net increase in net assets resulting from operations	323,128,352	274,452,930

Dividends and distributions to shareholders from:
Net investment income	(9,536,519)	(12,059,460)
Net realized capital gains	(44,315,396)	(6,612,476)

Net decrease in net assets from dividends and distributions to shareholders	(53,851,915)	(18,671,936)

Capital share transactions:
Proceeds from shares sold	515,748,465	365,120,672
Reinvestment of distributions	53,851,915	18,671,936
Shares redeemed	(251,088,223)	(217,434,730)

Net increase in net assets from capital shares	318,512,157	166,357,878

Total increase in net assets	587,788,594	422,138,872

Net assets:
Beginning of year	1,355,653,362	933,514,490

End of year	$1,943,441,956	$1,355,653,362

Undistributed net investment income, end of year	$1,343,186	$537,823

Capital share transactions:
Shares sold	31,414,367	27,274,386
Dividends and distributions reinvested	3,277,658	1,519,279
Shares redeemed	(15,298,894)	(16,128,774)

Net increase in shares outstanding	19,393,131	12,664,891

The accompanying notes are an integral part of the financial statements.

15

FREE MARKET INTERNATIONAL EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase in net assets from operations:
Net investment income	$22,646,918	$16,197,219
Net realized gain from investments	29,805,092	12,763,765
Net change in unrealized appreciation from investments	154,746,684	104,634,778

Net increase in net assets resulting from operations	207,198,694	133,595,762

Dividends and distributions to shareholders from:
Net investment income	(21,275,248)	(13,261,063)
Net realized capital gains	(16,001,172)	(6,448,810)

Net decrease in net assets from dividends and distributions to shareholders	(37,276,420)	(19,709,873)

Capital share transactions:
Proceeds from shares sold	391,563,874	290,005,224
Reinvestment of distributions	37,276,420	19,709,873
Shares redeemed	(148,239,892)	(108,215,843)

Net increase in net assets from capital shares	280,600,402	201,499,254

Total increase in net assets	450,522,676	315,385,143

Net assets:
Beginning of year	964,095,526	648,710,383

End of year	$1,414,618,202	$964,095,526

Undistributed net investment income, end of year	$12,770,343	$9,216,123

Capital share transactions:
Shares sold	36,958,338	32,070,579
Dividends and distributions reinvested	3,594,640	2,234,680
Shares redeemed	(13,995,432)	(11,983,409)

Net increase in shares outstanding	26,557,546	22,321,850

The accompanying notes are an integral part of the financial statements.

16

FREE MARKET FIXED INCOME FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$5,784,700	$5,775,226
Net realized gain from investments	5,965,336	4,618,659
Net change in unrealized appreciation (depreciation) from investments	8,828,057	(29,635,839)

Net increase/(decrease) in net assets resulting from operations	20,578,093	(19,241,954)

Dividends and distributions to shareholders from:
Net investment income	(6,397,117)	(7,743,898)
Net realized capital gains	(3,094,776)	(5,959,159)

Net decrease in net assets from dividends and distributions to shareholders	(9,491,893)	(13,703,057)

Capital share transactions:
Proceeds from shares sold	654,712,458	515,861,880
Reinvestment of distributions	9,491,893	13,703,057
Shares redeemed	(167,456,841)	(126,795,373)

Net increase in net assets from capital shares	496,747,510	402,769,564

Total increase in net assets	507,833,710	369,824,553

Net assets:
Beginning of year	1,316,799,275	946,974,722

End of year	$1,824,632,985	$1,316,799,275

Undistributed/accumulated net investment income (loss), end of year	$103,887	$(258,616)

Capital share transactions:
Shares sold	63,714,255	49,641,221
Dividends and distributions reinvested	928,801	1,315,155
Shares redeemed	(16,292,693)	(12,178,076)

Net increase in shares outstanding	48,350,363	38,778,300

The accompanying notes are an integral part of the financial statements.

17

FREE MARKET FUNDS

FREE MARKET U.S. EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Per Share Operating Performance
Net asset value, beginning of year	$14.66	$11.70	$10.33	$8.65	$8.21

Net investment income(1)	0.09	0.12	0.08	0.06	0.02
Net realized and unrealized gain on investments	3.18	3.07	1.43	1.68	0.46

Net increase in net assets resulting from operations	3.27	3.19	1.51	1.74	0.48

Dividends and distributions to shareholders from:
Net investment income	(0.10)	(0.15)	(0.06)	(0.06)	(0.03)
Net realized capital gains	(0.46)	(0.08)	(0.08)	— (2)	—
Tax return of capital	—	—	—	—	(0.01)

Total dividends and distributions to shareholders	(0.56)	(0.23)	(0.14)	(0.06)	(0.04)

Net asset value, end of year	$17.37	$14.66	$11.70	$10.33	$8.65

Total investment return(3)	22.49%	27.61%	14.77%	20.11%	5.88%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$1,943,442	$1,355,653	$933,514	$679,147	$485,191
Ratio of expenses to average net assets(4)	0.60%	0.62%	0.64%	0.64%	0.67%
Ratio of net investment income to average net assets(4)	0.54%	0.91%	0.73%	0.55%	0.22%
Portfolio turnover rate	3%	6%	4%	9%	3%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

18

FREE MARKET FUNDS

FREE MARKET INTERNATIONAL EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Per Share Operating Performance
Net asset value, beginning of year	$9.36	$8.04	$8.78	$7.97	$8.02

Net investment income(1)	0.19	0.18	0.18	0.16	0.11
Net realized and unrealized gain/(loss) on investments	1.71	1.36	(0.64)	0.78	(0.04)

Net increase/(decrease) in net assets resulting from operations	1.90	1.54	(0.46)	0.94	0.07

Dividends and distributions to shareholders from:
Net investment income	(0.19)	(0.15)	(0.17)	(0.13)	(0.09)
Net realized capital gains	(0.15)	(0.07)	(0.11)	—	(0.03)

Total dividends and distributions to shareholders	(0.34)	(0.22)	(0.28)	(0.13)	(0.12)

Net asset value, end of year	$10.92	$9.36	$8.04	$8.78	$7.97

Total investment return(2)	20.49%	19.44%	(4.98)%	11.60%	0.86%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$1,414,618	$964,096	$648,710	$516,073	$365,465
Ratio of expenses to average net assets(3)	0.62%	0.65%	0.65%	0.66%	0.68%
Ratio of net investment income to average net assets(3)	1.84%	1.96%	2.21%	1.66%	1.29%
Portfolio turnover rate	2%	3%	3%	4%	8%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(3)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

19

FREE MARKET FUNDS

FREE MARKET FIXED INCOME FUND

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2012	For the Year Ended August 31, 2011	For the Year Ended August 31, 2010
Per Share Operating Performance
Net asset value, beginning of year	$10.24	$10.54	$10.48	$10.50	$10.35

Net investment income(1)	0.04	0.05	0.11	0.12	0.13
Net realized and unrealized gain/(loss) on investments	0.09	(0.21)	0.09	0.09	0.27

Net increase/(decrease) in net assets resulting from operations	0.13	(0.16)	0.20	0.21	0.40

Dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.08)	(0.14)	(0.22)	(0.21)
Net realized capital gains	(0.02)	(0.06)	— (2)	— (2)	(0.04)
Tax return of capital	—	—	—	(0.01)	—

Total dividends and distributions to shareholders	(0.06)	(0.14)	(0.14)	(0.23)	(0.25)

Net asset value, end of year	$10.31	$10.24	$10.54	$10.48	$10.50

Total investment return(3)	1.34%	(1.50)%	1.90%	2.06%	3.96%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$1,824,633	$1,316,799	$946,975	$761,683	$459,282
Ratio of expenses to average net assets(4)	0.61%	0.62%	0.63%	0.65%	0.68%
Ratio of net investment income to average net assets(4)	0.37%	0.52%	1.08%	1.12%	1.31%
Portfolio turnover rate	0%	0%	1%	0%	1%

(1)	The selected per share data was calculated using the average shares outstanding method for the period.
(2)	Amount less than $(0.005) per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of the financial statements.

20

FREE MARKET FUNDS

Notes to Financial Statements

August 31, 2014

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund (each a “Fund,” collectively the “Funds”). Each Fund operates as a “Fund of Funds” and commenced investment operations on December 31, 2007.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each fund’s net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Funds’ investments carried at fair value:

FREE MARKET U.S. EQUITY FUND

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,941,943,964	$1,941,943,964	$—	$—

*Please refer to the Portfolio of Investments for further details.

FREE MARKET INTERNATIONAL EQUITY FUND

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,412,819,805	$1,364,545,155	$48,274,650	$—

*Please refer to the Portfolio of Investments for further details.

21

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

FREE MARKET FIXED INCOME FUND

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$1,815,053,579	$1,815,053,579	$—	$—

*Please refer to the Portfolio of Investments for further details.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires a Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2014, for the Free Market International Equity Fund, there was a transfer of $48,274,650 from Level 1 to Level 2 due to a lack of observable inputs in the Fund’s investments in partnerships. For the Free Market U.S. Equity Fund and the Free Market Fixed Income Fund, there were no transfers between Levels 1, 2 and 3.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Transactions are accounted for on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are

22

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

accrued daily and taken into account for the purpose of determining the net asset value of the Funds. In addition to the net annual operating expenses that the Funds bear directly, the shareholders indirectly bear the Funds’ pro-rata expenses of the underlying mutual funds in which each Fund invests.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date for all Funds with the exception of the Free Market Fixed Income Fund which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Fund’s investment adviser. For its advisory services, Matson Money is entitled to receive 0.50% of the first $1 billion of each Fund’s average daily net assets, 0.49% of each Fund’s average daily net assets over $1 billion to $5 billion and 0.47% of each Fund’s average daily net assets over $5 billion, computed daily and payable monthly. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Operating Expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund, respectively. The Adviser may discontinue these arrangements at any time.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Funds. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily net assets and is subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides custodian services to the Funds. The Custodian is entitled to receive a monthly fee subject to certain minimum and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

23

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

3.	Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2014 was $159,729. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Funds or the Company.

4.	Investment in Securities

For the year ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Funds were as follows:

	Purchases	Sales
Free Market U.S. Equity Fund	$372,662,906	$53,304,724
Free Market International Equity Fund	311,953,140	23,329,896
Free Market Fixed Income Fund	497,062,896	224,387

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Free Market U.S. Equity Fund	$1,293,348,559	$653,817,004	$(5,221,599)	$648,595,405
Free Market International Equity Fund	1,182,392,673	246,411,056	(15,983,924)	230,427,132
Free Market Fixed Income Fund	1,819,639,897	3,948,261	(8,534,579)	(4,586,318)

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2014, primarily attributable to redesignation of dividends paid and reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Free Market U.S. Equity Fund	$1,333,096	$(1,333,096)	$—
Free Market International Equity Fund	2,182,550	(2,182,550)	—
Free Market Fixed Income Fund	974,920	(974,920)	—

24

FREE MARKET FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences
Free Market U.S. Equity Fund	$1,343,185	$63,083,422	$648,595,405	$—
Free Market International Equity Fund	12,058,652	26,867,703	230,427,132	—
Free Market Fixed Income Fund	103,887	4,990,390	(4,586,318)	—

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax characters of distributions paid during the fiscal year ended August 31, 2014 and 2013 were as follows:

		Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	2014	$9,536,519	$44,315,395	$53,851,914
	2013	12,059,460	6,612,476	18,671,936
Free Market International Equity Fund	2014	21,275,248	16,001,172	37,276,420
	2013	13,261,063	6,448,810	19,709,873
Free Market Fixed Income Fund	2014	6,397,117	3,094,776	9,491,893
	2013	7,741,842	5,961,215	13,703,057

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2014, the Funds did not have any pre- or post-enactment capital loss carryforwards.

6.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the of the Free Market U.S. Equity Fund, Free Market International Equity Fund, and Free Market Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Free Market U.S. Equity Fund, the Free Market International Equity Fund, and the Free Market Fixed Income Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 27, 2014

26

FREE MARKET FUNDS

Shareholder Tax Information

(Unaudited)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2014 were as follows:

	Ordinary Income	Long-Term Gains	Total
Free Market U.S. Equity Fund	$9,536,519	$44,315,395	$53,851,914
Free Market International Equity Fund	21,275,248	16,001,172	37,276,420
Free Market Fixed Income Fund	6,397,117	3,094,776	9,491,893

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of total ordinary income dividends qualifying for the 15% dividend income tax rate is 71.38% for the Free Market U.S. Equity Fund and 78.66% for the Free Market International Equity Fund.

The percentage of total ordinary dividends qualifying for the corporate dividends received deduction is 70.24% for the Free Market U.S. Equity Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 55.36% for the Free Market Fixed Income Fund. A total of 38.31% of the dividend distributed during the fiscal year was derived from U.S. Government securities, which is generally exempt from state income tax for the Free Market Fixed Income Fund.

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any. The Free Market International Equity Fund passed through foreign tax credits of $1,708,381 and earned $31,022,380 of gross foreign source income during the fiscal year.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

27

FREE MARKET FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Free Market Funds at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Matson Money, Inc. and the Company (the “Advisory Agreement”) on behalf of the Funds at a meeting of the Board held on May 13, 2014 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement between the Company and Matson Money with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Matson Money’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Matson Money’s personnel providing those services; (iii) Matson Money’s investment philosophies and processes; (iv) Matson Money’s assets under management and client descriptions; (v) Matson Money’s current advisory fee arrangements with the Company and other similarly managed clients; (vi) Matson Money’s compliance procedures; (vii) Matson Money’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Lipper/Thompson Reuters (“Lipper”) comparing each Fund’s management fees and total expense ratio to those of its respective Lipper peer group and comparing the performance of each Fund to the performance of its respective Lipper peer group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Matson Money, referring back to their discussion earlier in the Meeting during Matson Money’s presentation. The Directors concluded that Matson Money had substantial resources to provide services to the Funds and that Matson Money’s services had been acceptable.

The Directors also considered the investment performance of the Funds and Matson Money. Information on the Funds’ investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2014. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable. In reaching this conclusion, the Directors observed that the Free Market U.S. Equity Fund had outperformed its benchmark for the one-year, three-year, five-year and since inception

28

FREE MARKET FUNDS

Other Information (Concluded)

(Unaudited)

periods ended March 31, 2014, and the Free Market International Equity Fund had outperformed its benchmark for the year-to-date, one-year, five-year, and since inception periods ended March 31, 2014. The Directors, noted, however, that the Free Market Fixed Income Fund has regularly underperformed its primary benchmark (the CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index) since inception, as well as its Lipper peer group.

The Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors recalled their earlier discussion about Matson Money’s advisory fees, and Matson Money’s statement that the Funds’ fees were at or below the average for their respective Morningstar fund categories.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Matson Money’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2015.

29

FREE MARKET FUNDS

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3683.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

30

FREE MARKET FUNDS

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A

31

FREE MARKET FUNDS

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
*	Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

32

FREE MARKET FUNDS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE FREE MARKET FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•            Social Security number

•            account balances

•            account transactions

•            transaction history

•            wire transfer instructions

•            checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Free Market Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Free Market Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

33

FREE MARKET FUNDS

Privacy Notice (Concluded)

(Unaudited)

What we do

How does the Free Market Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Free Market Funds collect my personal information?

We collect your personal information, for example, when you

•            open an account

•            provide account information

•            give us your contact information

•            make a wire transfer

•            tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•            sharing for affiliates’ everyday business purposes – information about your creditworthiness

•            affiliates from using your information to market to you

•            sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Free Market Funds don’t share with nonaffiliates so they can market to you. The Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Free Market Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

34

Investment Adviser

MATSON MONEY, INC.

5955 Deerfield Blvd.

Mason, OH 45040

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

MATSON MONEY U.S. EQUITY VI PORTFOLIO

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

MATSON MONEY FIXED INCOME VI PORTFOLIO

of

THE RBB FUND, INC.

ANNUAL REPORT

August 31, 2014

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

August 31, 2014

Dear Shareholders,

Domestic and international, both developed and emerging market, financial markets over the 12-month period ended August 31, 2014 experienced significant positive returns. Markets over the period have been influenced by several factors. The end of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as the Federal Reserve (the “Fed”) tapering became increasingly imminent. When the central bank ultimately announced its tapering plans, equity investors reacted positively, as this action signaled the Fed’s perception of improvement in the economy. Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging market economies showed signs of stress due to currency weakness, debt problems and uneven growth rates. This stress caused bond markets to find renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in early 2014 as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chair, Janet Yellen. While it was clear that U.S. economic data had softened, investors continued to take on risk given expectations that growth would pick up later in the year. In the months that followed, interest rates trended lower and bond prices climbed higher. Tensions in Russia and Ukraine and signs of decelerating growth in China as well as a military coup in Thailand and continued violence in Iraq caused some turbulence, but markets were resilient as investors focused on better U.S. economic data and stronger corporate earnings. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Despite all the rhetoric the disciplined and diversified investor still did well for the twelve months ended August 31, 2014.

The Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio, and the Matson Money Fixed Income VI Portfolio had returns of 7.16%, 3.28% and 0.32%, respectively, for the period February 18, 2014 (commencement of operation) through August 31, 2014. These returns compared with a return of 8.18% for the unmanaged Russell 2500® Index, a return of 7.95% for the MSCI World (excluding U.S.) Index, and a return of 1.00% for the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index.

Despite the short-term crosscurrents, seasoned investors who have stayed disciplined and diversified experienced positive returns for the past twelve month period. When you can take the long view, supported by a prudent and well-thought-out strategy, the markets’ day-to-day ups and downs don’t seem as threatening.

Matson Money, Inc. (“Matson Money”) strives to deliver the performance of capital markets and add value through Free Market Investment strategies and Structured Market Portfolios. Grounded in the conviction that free markets work, Matson Money avoids the cost-generating activity of stock picking and market timing. Instead, we focus on the dimensions of capital markets that reward investors as intelligently and effectively as possible. Our disciplined approach to life-long investing provides both the individual investor and the financial professional with the academic foundation upon which to help achieve investment goals.

Each Matson Money VI Portfolio strategy targets a broad and diverse group of stocks or bonds across various markets, using other mutual funds that specifically target certain asset classes. The Portfolios are broadly diversified and designed to work together in your total investment plan.

The work is never complete, however, and Matson Money will continue to research solutions to address your future needs. We invite you to contact your financial professional or explore our website, www.MatsonMoney.com, to learn more about the concepts and strategies of Matson Money’s investing.

We appreciate your support and confidence in our firm’s investment philosophy, process and people. As always, we also appreciate your continued investment towards your long term goals.

Thank you for investing with Matson Money.

Mark E. Matson

President and Chief Executive Officer

Matson Money, Inc.

1

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2014

(Unaudited)

Matson Money U.S. Equity VI Portfolio—Investment Review

The seven-month period ended August 31, 2014 proved rewarding for investors, even though the global economy and financial markets experienced some volatility. U.S. and global stocks both performed well for the 7 months ended August 31, 2014. Despite headwinds in the early months of 2014, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors continued to take on risk. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data and stronger corporate earnings. Nobody knows where the stock market will go from here, particularly in the shorter term. However, the magnitude and speed of the stock market’s recent swings underscore the importance of avoiding changes to your portfolio based on emotions. It also underscores the importance of maintaining a broadly diversified portfolio. Returns for the broad U.S. market, as measured by the Russell 3000® Index, were 12.79%. Asset class returns ranged from 13.82% for the S&P 500® Index (U.S. large cap) to 4.65% for the Russell 2000® Index (U.S. small cap). Despite the ups and downs for the seven months ended August 31, 2014, all asset classes experienced positive returns for the period.

For the period February 18, 2014 (commencement of operations) through August 31, 2014, the Matson Money U.S. Equity VI Portfolio (the “Portfolio”) provided a total return of 7.16%, at net asset value. This compares with a return of 8.18% for the Portfolio’s benchmark, the Russell 2500® Index.

Nevertheless, as a result of the Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Portfolio, are company size and company value/growth characteristics of the underlying fund holdings. Size is measured by market capitalization and “value” classification is a function of stock price relative to one or more fundamental characteristics.

U.S. large company stocks performed better than small company stocks. The Russell 2000® Index has returned 4.65% from February 1, 2014 through August 31, 2014, while the S&P 500® Index was up 13.82%. Furthermore, for the same time period, the Russell 2000® Value Index was up 6.27% and the Russell 1000® Value Index returned 14.41%.

In summary, U.S. large cap stocks performed better than small cap stocks but both were positive returns. Furthermore, U.S. value stocks did better than U.S. growth stocks, which also contributed to returns of the Portfolio.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

2

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2014 (Unaudited)

                                         Matson Money U.S. Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money U.S. Equity VI Portfolio vs. Russell 2500® Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Russell 2500® Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Period Ended August 31, 2014
Since Inception*
Matson Money U.S. Equity VI Portfolio	7.16%
Russell 2500® Index	8.18%
Composite Index**	9.45%

*	Not Annualized — The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus, is 1.08% (included in the ratio is 0.32% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on a increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $26.79 per share on August 31, 2014.

The Matson Money U.S. Equity VI Portfolio underlying funds invest in small-cap and micro-cap stocks, large-cap stocks and other equity securities. In addition to the ordinary risks of equity investing, small companies entail special risk. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

3

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2014

(Unaudited)

Matson Money International Equity VI Portfolio—Investment Review

The global recovery continued for developed countries during the seven-month period ended August 31, 2014, and was friendlier to emerging market countries compared to the prior twelve-months. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, however, equity markets in the region still managed to produce double digit returns. In addition, returns for emerging markets experienced a significant turnaround from the previous year despite continued signs of slowing growth, and rising tensions in the Middle East and Ukraine. Markets outside the U.S. were up despite all of the doom and gloom.

For the period February 18, 2014 (commencement of operations) through August 31, 2014, the Matson Money International Equity VI Portfolio (the “Portfolio”) was up 3.28%. This compares with a return of 7.95% for the Portfolio’s benchmark, the MSCI World (excluding U.S.) Index.

As a result of the Portfolio’s diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. Among the most important factors explaining differences in the behavior of diversified equity funds, like the Portfolio, are company size and company value/growth characteristics of the underlying fund holdings and broad exposure to emerging market equities.

International large company stocks fared better than international small company stocks. The MSCI EAFE Index (net of dividends) has returned 6.86% from February 1, 2014 through August 31, 2014, while the MSCI EAFE Small Cap Index was up 4.44%. Furthermore, for the same time period, the MSCI EAFE Value Index (net of dividends) increased 7.55% verses MSCI EAFE Small Cap Value Index at 4.96% and the MSCI Emerging Markets Index (net of dividends) was up 18.31%.

In summary, factors that hindered the Portfolio’s return compared to the benchmark included international small cap and small cap value asset classes as well as the mid-February start of the Portfolio. While international large and large value asset classes also pulled the Portfolio’s performance higher. The Portfolio’s increased exposure, when compared to the MSCI World (excluding U.S.) Index, to small and value companies as well as emerging market country stocks contributed to the Portfolio’s return.

Today’s environment underscores that markets are highly unpredictable over the short term. In other words, anything can happen, so a balanced, diversified, long-term approach is favored.

4

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2014 (Unaudited)

                                         Matson Money International Equity VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money International Equity VI Portfolio vs. MSCI World (excluding U.S.) Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the MSCI World (excluding U.S.) Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Period Ended August 31, 2014
Since Inception*
Matson Money International Equity VI Portfolio	3.28%
MSCI World (excluding U.S.) Index	7.95%
Composite Index**	8.82%

*	Not Annualized — The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Cap Index, and MSCI Emerging Markets Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus, is 1.33% (included in the ratio is 0.52% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on a increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.82 per share on August 31, 2014.

Portfolio composition is subject to change.

The Matson Money International Equity VI Portfolio’s underlying funds invest in common stock, preferred stock, securities convertible into stocks and other equity securities issued by foreign companies. In addition to the ordinary risks of equity investing, foreign and small companies entail special risk. The return on foreign equities may be adversely affected by currency fluctuations. Emerging markets may be subject to social instability and lack of market liquidity. Small companies tend to have more risk than large companies. An investor in the Portfolio will incur the expenses of the underlying funds in addition to the Portfolio’s expenses.

5

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2014

(Unaudited)

Matson Money Fixed Income VI Portfolio—Investment Review

The U.S. economy grew modestly during the seven-months period ended August 31, 2014. Total unemployment persisted at elevated levels, but maintained its improving trend. Monetary policy remains accommodative, but expectations for winding down the unprecedented policies created uncertainty. The Federal Open Market Committee (FOMC) did not make any changes to its policy of keeping the target for the federal funds rate near zero or its asset purchase program of buying agency mortgage-backed securities and Treasury securities. With the end of the Federal Reserve’s “easy money” policy looming on the horizon, interest rate-sensitive assets in general still returned relatively low results. Non-U.S. fixed income performed roughly on par with the U.S. The broad proxy for the U.S. bond market, the Barclays Capital U.S. Aggregate Bond Index, produced a 3.28% total return for the seven-month period ended August 31, 2014. In comparison, the Bank of America Merrill Lynch Three-Month Treasury Bill Index returned 0.02%.

The Matson Money Fixed Income VI Portfolio (the “Portfolio”) focuses on mutual funds that invest in global high quality and shorter-term government and corporate fixed income assets. For the period February 18, 2014 (commencement of operations) through August 31, 2014, the Portfolio provided a total return of 0.32%. This compares with a return of 1.00% for the Portfolio’s benchmark, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index.

The Portfolio performed slightly under its benchmark for the period but performed as expected. A contributing factor to the performance of the Portfolio compared to the benchmark was the Portfolio’s slightly lower exposure to certain global markets and more exposure to high quality U.S. Government Bonds, as well as its mid-February launch.

6

MATSON MONEY VI PORTFOLIOS

Annual Investment Adviser’s Report (Continued)

August 31, 2014 (Unaudited)

                                         Matson Money Fixed Income VI Portfolio

Comparison of Change in Value of $10,000 Investment in

Matson Money Fixed Income VI Portfolio vs. Citigroup World Govt. Bond 1-5 Year Currency

Hedged U.S. Dollar Index and Composite Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Portfolio made on February 18, 2014 (commencement of operations) and reflects Portfolio expenses. Investors should note that the Portfolio is a professionally managed mutual fund while the Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index and Composite Index are unmanaged, do not incur sales charges and/or expenses and are not available for investment.

Total Returns for the Period Ended August 31, 2014
Since Inception*
Matson Money Fixed Income VI Portfolio	0.32%
Citigroup World Govt. Bond 1-5 Year Currency Hedged U.S. Dollar Index	1.00%
Composite Index**	1.33%

*	Not Annualized — The Portfolio commenced operations on February 18, 2014.
**	The Composite Index is comprised of the Three-Month Treasury Bill Index, Barclays Capital Intermediate Government Bond Index, BofA Merrill Lynch 1-3 Year US Government/Corporate Index and Barclays Capital Aggregate Bond Index, weighted 25%, 25%, 25% and 25%, respectively.

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. For performance data current to the most recent month-end, please call 1-866-780-0357 ext. 3863. The Portfolio’s annual operating expense ratio, as stated in the current prospectus, is 0.96% (included in the ratio is 0.20% attributable to acquired fund fees and expenses).

The Portfolio’s aggregate total return since inception is based on an increase in net asset value from $25.00 per share on February 18, 2014 (commencement of operations) to $25.08 per share on August 31, 2014.

Portfolio composition is subject to change.

The Matson Money Fixed Income VI Portfolio’s underlying funds invest in fixed income securities. The underlying funds may invest their assets in bonds and other debt securities issued by domestic and foreign governments and companies. Debt instruments involve the risk that their prices will fall when interest rates rise, and they are subject to the risk that the borrower may default. In addition, the return on foreign debt securities may be adversely affected by currency fluctuations. An investor in the Portfolio will incur expenses of the underlying funds in addition to the Portfolio’s expenses.

7

MATSON MONEY VI PORTFOLIOS

Portfolio Expense Examples

(Unaudited)

As a shareholder of the Portfolio(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Matson Money U.S. Equity VI Portfolio
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,056.00	$5.86
Hypothetical (5% return before expenses)	1,000.00	1,019.51	5.75

	Matson Money International Equity VI Portfolio
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,019.70	$6.87
Hypothetical (5% return before expenses)	1,000.00	1,018.40	6.87

8

MATSON MONEY VI PORTFOLIOS

Portfolio Expense Examples (Concluded)

(Unaudited)

	Matson Money Fixed Income VI Portfolio
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,002.00	$5.05
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09

*	Expenses are equal to an annualized six-month expense ratio of 1.13%, 1.35% and 1.00% for Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the one-half year period. The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range of weighted expense ratios of the underlying funds held by the Portfolios, as stated in their current prospectuses, were as follows:

The annualized expense ratios do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher. The range weighted expense ratios of the underlying funds held by the Portfolios, as stated in their current prospectuses, were as follows:

Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
0.01%-0.08%	0.01%-0.19%	0.01%-0.05%

Each Portfolio’s ending account values on the first line each table are based on the actual six-month total return for each Portfolio of 5.60% for Matson Money U.S. Equity VI Portfolio, 1.97% for the Matson Money International Equity VI Portfolio and 0.20% for the Matson Money Fixed Income VI Portfolio.

9

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2014

	Number of Shares	Value

EQUITY FUNDS — 98.7%
U.S. Large Cap Value Portfolio III(a)	77,647	$2,008,740
U.S. Large Company Portfolio(a)	72,062	1,142,899
U.S. Micro Cap Portfolio(b)	57,957	1,161,461
U.S. Small Cap Portfolio(b)	37,009	1,160,974
U.S. Small Cap Value Portfolio(b)	20,990	773,913
VA U.S. Large Value Portfolio(b)	12,851	308,806
VA U.S. Targeted Value Portfolio(b)	58,428	1,160,956

TOTAL EQUITY FUNDS (Cost $7,387,559)		7,717,749

TOTAL INVESTMENTS — 98.7%
(Cost $7,387,559)		7,717,749

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.3%		98,632

NET ASSETS — 100.0%		$7,816,381

Portfolio Holding Summary Table

(Unaudited)

	% of Net Assets	Value
Equity Funds	98.7%	$7,717,749
Other Assets In Excess Of Liabilities	1.3%	98,632

NET ASSETS	100.0%	$7,816,381

(a)	A portfolio of Dimensional Investment Group Inc.
(b)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

10

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Portfolio of Investments

August 31, 2014

	Number of Shares	Value

INTERNATIONAL EQUITY FUNDS — 98.6%
DFA International Small Cap Value Portfolio(a)	70,201	$1,495,288
DFA International Value Portfolio III(b)	92,161	1,602,676
Emerging Markets Portfolio(a)	9,753	280,100
Emerging Markets Small Cap Portfolio(a)	11,397	260,871
Emerging Markets Value Portfolio(a)	8,486	260,012
Large Cap International Portfolio(a)	11,203	256,114
VA International Small Portfolio(b)	70,827	907,291
VA International Value Portfolio(b)	19,685	267,326

TOTAL INTERNATIONAL EQUITY FUNDS
(Cost $5,274,095)		5,329,678

TOTAL INVESTMENTS — 98.6%
(Cost $5,274,095)		5,329,678

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.4%		77,896

NET ASSETS — 100.0%		$5,407,574

Portfolio Holding Summary Table

(Unaudited)

	% of Net Assets	Value
International Equity Funds	98.6%	$5,329,678
Other Assets In Excess Of Liabilities	1.4%	77,896

NET ASSETS	100.0%	$5,407,574

(a)	A portfolio of DFA Investment Dimensions Group Inc.
(b)	A portfolio of Dimensional Investment Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

11

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Portfolio of Investments

August 31, 2014

	Number of Shares	Value

FIXED INCOME FUNDS — 98.9%
DFA Five-Year Global Fixed Income Portfolio(a)	89,203	$983,910
DFA Inflation Protected Securities Portfolio(a)	40,691	491,143
DFA Intermediate Government Fixed Income Portfolio(a)	93,483	1,180,692
DFA One-Year Fixed Income Portfolio(a)	217,375	2,243,314
DFA Short-Term Fixed Portfolio(a)	19,199	196,021
DFA Short-Term Government Portfolio(a)	73,701	787,128
DFA Two-Year Global Fixed Income Portfolio(a)	245,978	2,459,774
VA Global Bond Portfolio(a)	135,525	1,475,864

TOTAL FIXED INCOME FUNDS
(Cost $9,783,833)		9,817,846

TOTAL INVESTMENTS — 98.9%
(Cost $9,783,833)		9,817,846

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		109,539

NET ASSETS — 100.0%		$9,927,385

Portfolio Holding Summary Table

(Unaudited)

	% of Net Assets	Value
Fixed Income Funds	98.9%	$9,817,846
Other Assets In Excess Of Liabilities	1.1%	109,539

NET ASSETS	100.0%	$9,927,385

(a)	A portfolio of DFA Investment Dimensions Group Inc.

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

12

MATSON MONEY VI PORTFOLIOS

Statements of Assets and Liabilities

August 31, 2014

	Matson Money U.S. Equity VI Portfolio	Matson Money International Equity VI Portfolio	Matson Money Fixed Income VI Portfolio
ASSETS
Investments in non-affiliated funds, at value †	$7,717,749	$5,329,678	$9,817,846
Cash and cash equivalents	80,276	67,334	84,996
Receivables
Receivable for capital shares sold	22,789	17,427	26,811
Receivable from Investment Adviser	24,239	19,755	27,823
Prepaid expenses and other assets	4,113	4,077	4,121

Total assets	7,849,166	5,438,271	9,961,597

LIABILITIES
Payables
Administration and accounting fees	8,934	8,708	9,044
Audit fees	7,276	7,277	7,276
Printing fees	4,198	4,290	4,029
Custodian fees	3,466	3,466	3,466
Investment adviser	2,885	1,996	3,907
Capital shares redeemed	2,100	1,567	2,468
Other accrued expenses and liabilities	3,926	3,393	4,022

Total liabilities	32,785	30,697	34,212

Net Assets	$7,816,381	$5,407,574	$9,927,385

NET ASSETS CONSISTS OF
Par value	$292	$209	$396
Paid-in capital	7,495,793	5,342,703	9,906,028
Undistributed / accumulated net investment income/(loss)	(9,736)	7,620	(13,031)
Accumulated net realized gain/(loss) from investments	(158)	1,459	(21)
Net unrealized appreciation on investments	330,190	55,583	34,013

Net Assets	$7,816,381	$5,407,574	$9,927,385

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	291,819	209,394	395,754

Net asset value, offering and redemption price per share	$26.79	$25.82	$25.08

† Investment in non-affiliated funds, at cost	$7,387,559	$5,274,095	$9,783,833

The accompanying notes are an integral part of the financial statements.

13

MATSON MONEY VI PORTFOLIOS

Statements of Operations

For the Period Ended August 31, 2014

	Matson Money U.S. Equity VI Portfolio*	Matson Money International Equity VI Portfolio*	Matson Money Fixed Income VI Portfolio*
Investment Income
Dividends from non-affiliated funds	$14,822	$28,806	$19,212

Expenses
Legal fees	27,533	19,139	39,538
Audit fees	12,809	12,810	12,809
Transfer agent fees (Note 2)	11,764	11,606	11,980
Advisory fees (Note 2)	11,304	7,847	16,126
Administration and accounting fees (Note 2)	10,322	9,979	10,718
Custodian fees (Note 2)	6,708	6,708	6,708
Printing and shareholder reporting fees	4,351	4,403	4,261
Directors’ and officers’ fees	2,559	2,567	2,573
Other expenses	4,647	4,506	4,857

Total expenses	91,997	79,565	109,570

Less: Advisory fee waiver	(11,304)	(7,847)	(16,126)
Less: Reimbursement	(55,147)	(50,532)	(61,193)

Net operating expenses	25,546	21,186	32,251

Net investment income (loss)	(10,724)	7,620	(13,039)

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from:
Non-affiliated funds	830	1,459	(13)
Net change in unrealized appreciation on:
Non-affiliated funds	330,190	55,583	34,013

Net realized and unrealized gain from investments	331,020	57,042	34,000

Net increase in net assets resulting from operations	$320,296	$64,662	$20,961

*	Commenced operations on February 18, 2014

The accompanying notes are an integral part of the financial statements.

14

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

For the Period February 18, 2014* through August 31, 2014
Increase/(decrease) in net assets from operations:
Net investment loss	$(10,724)
Net realized gain from investments	830
Net change in unrealized appreciation from investments	330,190

Net increase in net assets resulting from operations	320,296

Capital share transactions:
Proceeds from shares sold	7,592,809
Shares redeemed	(96,724)

Net increase in net assets from capital shares	7,496,085

Total increase in net assets	7,816,381

Net assets:
Beginning of period	—

End of period	$7,816,381

Undistributed net investment loss, end of period	$(9,736)

Capital share transactions:
Shares sold	295,612
Shares redeemed	(3,793)

Net increase from shares outstanding	291,819

*	Commencement of operations

The accompanying notes are an integral part of the financial statements.

15

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Statements of Changes in Net Assets

For the Period February 18, 2014* through August 31, 2014
Increase in net assets from operations:
Net investment income	$7,620
Net realized gain from investments	1,459
Net change in unrealized appreciation from investments	55,583

Net increase in net assets resulting from operations	64,662

Capital share transactions:
Proceeds from shares sold	5,464,106
Shares redeemed	(121,194)

Net increase in net assets from capital shares	5,342,912

Total increase in net assets	5,407,574

Net assets:
Beginning of period	—

End of period	$5,407,574

Undistributed net investment income, end of period	$7,620

Capital share transactions:
Shares sold	214,126
Shares redeemed	(4,732)

Net increase from shares outstanding	209,394

*	Commencement of operations

The accompanying notes are an integral part of the financial statements.

16

MATSON MONEY FIXED INCOME VI PORTFOLIO

Statements of Changes in Net Assets

For the Period February 18, 2014* through August 31, 2014

Increase/(decrease) in net assets from operations:
Net investment loss	$(13,039)
Net realized loss from investments	(13)
Net change in unrealized appreciation from investments	34,013

Net increase in net assets resulting from operations	20,961

Capital share transactions:
Proceeds from shares sold	9,971,763
Shares redeemed	(65,339)

Net increase in net assets from capital shares	9,906,424

Total increase in net assets	9,927,385

Net assets:
Beginning of period	—

End of period	$9,927,385

Undistributed net investment loss, end of period	$(13,031)

Capital share transactions:
Shares sold	398,366
Shares redeemed	(2,612)

Net increase from shares outstanding	395,754

*	Commencement of operations

The accompanying notes are an integral part of the financial statements.

17

MATSON MONEY VI PORTFOLIOS

MATSON MONEY U.S. EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.00

Net investment loss(2)	(0.06)
Net realized and unrealized gain on investments	1.85

Net increase in net assets resulting from operations	1.79

Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gains	—

Total dividends and distributions to shareholders	—

Net asset value, end of period	$26.79

Total investment return(3)	7.16	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$7,816
Ratio of expenses to average net assets with waivers(5)	1.13	%(6)
Ratio of expenses to average net assets without waivers	4.07	%(6)
Ratio of net investment loss to average net assets with waivers(5)	(0.47	)%(6)
Portfolio turnover rate	1.32	%(4)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Not Annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

18

MATSON MONEY VI PORTFOLIOS

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.00

Net investment income(2)	0.07
Net realized and unrealized gain on investments	0.75

Net increase in net assets resulting from operations	0.82

Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gains	—

Total dividends and distributions to shareholders	—

Net asset value, end of period	$25.82

Total investment return(3)	3.28	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$5,408
Ratio of expenses to average net assets with waivers(5)	1.35	%(6)
Ratio of expenses to average net assets without waivers	5.07	%(6)
Ratio of net investment income to average net assets with waivers(5)	0.49	%(6)
Portfolio turnover rate	2.47	%(4)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Not Annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

19

MATSON MONEY VI PORTFOLIOS

MATSON MONEY FIXED INCOME VI PORTFOLIO

Financial Highlights

Contained below is per share operating performance data for each share outstanding, total investment return, ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	For the Period February 18, 2014(1) through August 31, 2014
Per Share Operating Performance
Net asset value, beginning of period	$25.00

Net investment loss(2)	(0.05)
Net realized and unrealized gain on investments	0.13

Net increase in net assets resulting from operations	0.08

Dividends and distributions to shareholders from:
Net investment income	—
Net realized capital gains	—

Total dividends and distributions to shareholders	—

Net asset value, end of period	$25.08

Total investment return(3)	0.32	%(4)

Ratio/Supplemental Data
Net assets, end of period (000’s omitted)	$9,927
Ratio of expenses to average net assets with waivers(5)	1.00	%(6)
Ratio of expenses to average net assets without waivers	3.40	%(6)
Ratio of net investment loss to average net assets with waivers(5)	(0.40	)%(6)
Portfolio turnover rate	0.55	%(4)

(1)	Commencement of operations.
(2)	The selected per share data was calculated using the average shares outstanding method for the period.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Not Annualized.
(5)	The Portfolio also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

20

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements

August 31, 2014

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Matson Money U.S. Equity VI Portfolio, the Matson Money International Equity VI Portfolio, and the Matson Money Fixed Income VI Portfolio (each a “Portfolio,” collectively the “Portfolios”). Each Portfolio operates as a “fund of funds” and commenced investment operations on February 18, 2014. Shares of the Portfolios are offered to separate accounts of participating life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Investments in the underlying funds are valued at each fund’s net asset value determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). As required, some securities and assets may be valued at fair value as determined in good faith by the Company’s Board of Directors. Direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Portfolios’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Portfolios’ investments carried at fair value:

MATSON MONEY U.S. EQUITY VI PORTFOLIO

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$7,717,749	$7,717,749	$—	$—

* Please refer to the Portfolio of Investments for further details.

MATSON MONEY INTERNATIONAL EQUITY VI PORTFOLIO

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$5,329,678	$5,329,678	$—	$—

* Please refer to the Portfolio of Investments for further details.

21

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2014

MATSON MONEY FIXED INCOME VI PORTFOLIO

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities*	$9,817,846	$9,817,846	$—	$—

* Please refer to the Portfolio of Investments for further details.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Portfolios’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Portfolios may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Portfolio to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires a Portfolio to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when a Portfolio had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended August 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Portfolios.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — Transactions are accounted for on the trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Portfolios estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions. Each Portfolio’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all Portfolios in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolios. In addition to the net annual operating expenses that the Portfolios bear directly, the shareholders indirectly bear the Portfolios’ pro-rata expenses of the underlying mutual funds in which each Portfolio invests.

22

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2014

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Portfolios with the exception of the Matson Money Fixed Income VI Portfolio which declares and pays quarterly dividends from net investment income. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Portfolio’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Portfolios consider liquid assets deposited with a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Portfolio expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Portfolios may enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on claims that may be made against the Portfolios in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Matson Money, Inc. (“Matson Money” or the “Adviser”), serves as each Portfolio’s investment adviser. The Adviser is entitled to an advisory fee at the annual rate of 0.50% of the first $1 billion of each Portfolio’s average daily net assets, 0.49% of each Portfolio’s average daily net assets over $1 billion to $5 billion and 0.47% of each Portfolio’s average daily net assets over $5 billion. The Adviser has voluntarily agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Portfolio Operating Expenses to 1.13%, 1.35% and 1.00% of the average daily net assets of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio and Matson Money Fixed Income VI Portfolio, respectively. The Adviser may discontinue these arrangements at any time.

As of August 31, 2014, Matson Money has waived and reimbursed fees as follows:

Portfolios	Investment Advisor Expense Waived	Investment Advisor Expense Reimbursement
Matson Money U.S. Equity VI Portfolio	$11,304	$55,147
Matson Money International Equity VI Portfolio	7,847	50,532
Matson Money Fixed Income VI Portfolio	16,126	61,193

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Portfolios. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolios’ average daily net assets and is subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Portfolios’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

23

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2014

The Bank of New York Mellon (the “Custodian”) provides custodian services to the Portfolios. The Custodian is entitled to receive a monthly fee subject to certain minimum monthly and out of pocket expenses.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Portfolios’ shares pursuant to a Distribution Agreement with RBB.

3.	Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Portfolios during the period ended August 31, 2014 was $11,378. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Portfolios or the Company.

4.	Investment in Securities

For the period from February 18, 2014 (commencement of operation) through August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Portfolios were as follows:

	Purchases	Sales
Matson Money U.S. Equity VI Portfolio	$7,437,625	$50,896
Matson Money International Equity VI Portfolio	5,338,566	65,930
Matson Money Fixed Income VI Portfolio	9,813,649	29,803

5.	Federal Income Tax Information

The Portfolios have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Portfolios to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Portfolios have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Portfolios are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Matson Money U.S. Equity VI Portfolio	$7,387,717	$330,190	$(158)	$330,032
Matson Money International Equity VI Portfolio	5,274,141	66,252	(10,715)	55,537
Matson Money Fixed Income VI Portfolio	9,783,854	36,580	(2,588)	33,992

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

24

MATSON MONEY VI PORTFOLIOS

Notes to Financial Statements (Continued)

August 31, 2014

The following permanent differences as of August 31, 2014, primarily attributable to reclassifications of short-term capital gain distributions, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Matson Money U.S. Equity VI Portfolio	$988	$(988)	$—
Matson Money International Equity VI Portfolio	—	—	—
Matson Money Fixed Income VI Portfolio	8	(8)	—

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
Matson Money U.S. Equity VI Portfolio	$—	$—	$330,032	$(9,736)
Matson Money International Equity VI Portfolio	9,125	—	55,537	—
Matson Money Fixed Income VI Portfolio	—	—	33,992	(13,031)

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

For the period ended August 31, 2014, there were no dividends and distributions paid to shareholders.

Distributions from net investment income and short term capital gains are treated as ordinary income for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Portfolios may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2014.

For the fiscal year ended August 31, 2014, the Portfolios deferred to September 1, 2014, the following qualified late-year losses:

Portfolio	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
Matson Money U.S. Equity VI Portfolio	$9,736	$—	$—
Matson Money International Equity VI Portfolio	—	—	—
Matson Money Fixed Income VI Portfolio	13,031	—	—

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Portfolios are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2014, the Portfolios did not have any capital loss carryforwards.

6.	Subsequent Event

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

25

MATSON MONEY VI PORTFOLIOS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2014, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period February 18, 2014 (commencement of operations) through August 31, 2014, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 27, 2014

26

MATSON MONEY VI PORTFOLIOS

Shareholder Tax Information

(Unaudited)

Because each Portfolio’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

27

MATSON MONEY VI PORTFOLIOS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling Matson Money VI Portfolios at (866) 780-0357, ext. 3863 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

28

MATSON MONEY VI PORTFOLIOS

Company Management

(Unaudited)

Directors and Executive Officers

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling 866-780-0357, ext. 3683.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012) ;Independence Blue Cross; Intricon Corp. (producer of medical devices).

29

MATSON MONEY VI PORTFOLIOS

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to Present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to Present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

30

MATSON MONEY VI PORTFOLIOS

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
OFFICERS
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
*	Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

31

MATSON MONEY VI PORTFOLIOS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE MATSON MONEY VI PORTFOLIOS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Matson Money VI Portfolios choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Matson Money VI Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (866) 573-2152 or go to www.MatsonMoney.com

32

MATSON MONEY VI PORTFOLIOS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Matson Money VI Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Matson Money VI Portfolios collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include McGriff Video Productions and Matson Money, Inc.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Matson Money VI Portfolios don’t share with nonaffiliates so they can market to you. The Portfolios may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Matson Money VI Portfolios may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

33

Investment Adviser

MATSON MONEY, INC.

5955 Deerfield Blvd.

Mason, OH 45040

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

Perimeter Small Cap Growth Fund

of The RBB Fund, Inc.

Annual Report	August 31, 2014

PERIMETER

SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

Dear Shareholder:

We began the fiscal year ended August 31, 2014 with a constructive outlook for small caps but recognized the landscape would be dynamic. The initiation of the Federal Reserve tapering and potential modest rate increases represented a shift from the previous four years and would likely introduce a bit more volatility to the markets and make higher quality companies relatively more attractive. The world economy seemed to be entering an era of low growth as the population of consumers were in decline and nations continued work to repair balance sheets. Even with small cap P/E ratios exceeding historical averages versus large caps, we felt valuation metrics were not yet overly stretched given low inflation and still low interest rates. As a result, we expected this backdrop would provide an opportunity for solid relative performance from dynamic small cap (growth) companies with better products or business processes, rather than relying just on demand-driven pricing. Based on past experience, we believed small cap returns would become increasingly reliant on earnings growth versus multiple expansion, which would bode well for Perimeter’s bottom-up, quality approach.

As we progressed through the year, the market began rotating away from earlier market leadership, which resulted in a significant correction in certain segments such as the Healthcare and Technology sectors. While higher quality companies seemed to perform well as the benchmark declined, there continued to be no discernible trend favoring quality. Also during this period, small cap performance relative to large cap performance also began weakening and, as anticipated, volatility began to return. In fact, volatility of small caps continued to increase in the second half of the year, peaking in early July. As one measure, the Russell 2000® Growth Index lost 5.5% in July before rebounding 5.8% into August.

The Perimeter Small Cap Growth Fund (the “Fund”) underperformed the Russell 2000® Growth Index for the fiscal year ended August 31, 2014 , returning 14.75% (net, I Shares Class) versus 17.30%, respectively. The largest headwinds to performance came from our underweight to non-profitable biotech stocks and individual stock selection within the Technology sector. For example, not owning some of the best performing stocks such as InterMune (ITMN) or Puma Biotechnology (PBYI) that were held in the Index and returned over 414% each, contributed nearly 1.2% to our underperformance for the year. In the Technology sector, software provider eGain Corporation (EGAN) and Perion Networks (PERI) were weak performers. As for contributors, the Fund holdings in Consumer Discretionary and Consumer Staples performed well during the year. In Consumer Discretionary, the Fund was buoyed by our relative underweight versus the Index, as well as strong performance from holdings such as Gentherm (THRM), G-III Apparel (GIII) and Core-Mark Holdings (CORE). Our stock selection in the Consumer Staples sector was a significant contributor with solid performance from Rite Aid (RAD), Susser Holdings (SUSS), and Sunopta (STKL).

At the end of August, we announced important organizational changes at Perimeter. After a 27-year investment career, Fund Manager and one of Perimeter’s founding partners, Mark Garfinkel, CFA, decided to retire from the investment management industry. While this was not the direction Perimeter intended, we believe the firm’s small cap growth strategies, including the mutual fund, would not be the same without Mark at the forefront. As a firm, we feel strongly that if we cannot deliver results that rank among the best in the industry then it is better to return capital to our shareholders. Accordingly, the Fund will be liquidated on or about October 31, 2014. We apologize for any inconvenience this change may have caused and sincerely thank you for your support of Perimeter’s small cap growth team over the years.

Sincerely,

Perimeter Capital Management

This report represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Portfolio composition is subject to change. The current and future portfolio holdings of the Fund are subject to investment risk.

The Russell 2000® Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000® Index. The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Direct investment into an index is not possible.

Price-Earnings Ratio is a valuation of a company’s current share price compared to its per-share earnings to determine potential future earnings growth of a company.

3

PERIMETER

SMALL CAP GROWTH FUND

Performance

August 31, 2014

(Unaudited)

Comparison of Change in Value of $100,000 Investment in

Perimeter Small Cap Growth Fund’s Investor Class Shares vs. Russell 2000® Growth Index

Comparison of Change in Value of $1,000,000 Investment in

Perimeter Small Cap Growth Fund’s I Shares vs. Russell 2000® Growth Index

*	Investor Class Shares were offered beginning September 29, 2006.

**

I Shares were offered beginning December 31, 2007. The performance shown for the I Shares prior to December 31, 2007 is based on the performance and expenses of the Investor Class Shares, and have not been adjusted for the shareholder servicing fee charged specifically to the Investor Class Shares.

These charts assume a hypothetical $100,000 and $1,000,000 minimum initial investment in the Fund’s Investor Class Shares and I Shares, respectively, made on September 29, 2006 (inception) and reflect Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Growth Index is unmanaged, does not incur taxes, sales charges, and/or expenses and is not available for investment. The Fund commenced operations on September 29, 2006 as a separate portfolio (the “Predecessor Fund”) of The Advisors’ Inner Circle Fund II. Immediately prior to the opening of business on February 8, 2010, the Predecessor Fund was reorganized as a new series of The RRB Fund, Inc. The performance shown for periods prior to February 8, 2010 represents the performance of the Predecessor Fund.

4

PERIMETER

SMALL CAP GROWTH FUND

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

Average Annual Total Returns For The Periods Ended August 31, 2014
	One Year	Three Year	Five Year	Since Inception***
Perimeter Small Cap Growth Fund, Investor Class Shares*	14.71%	15.93%	14.83%	6.88%
Perimeter Small Cap Growth Fund, I Shares**	14.75%	16.18%	15.06%	7.07%
Russell 2000® Growth Index	17.30%	19.23%	18.30%	9.20%

*      Investor Class Shares were offered beginning September 29, 2006.

**    I Shares were offered beginning December 31, 2007. The performance shown for the I Shares prior to December 31, 2007 is based on the performance and expenses of the Investor Class Shares, and has not been adjusted for the shareholder servicing fee charged specifically to the Investor Class Shares.

***  The Fund commenced operations on September 29, 2006 as a separate portfolio (the “Predecessor Fund”) of The Advisors’ Inner Circle Fund II. The performance shown for periods prior to February 8, 2010 represents the performance of the Predecessor Fund.

The performance data quoted herein represents past performance. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month-end, please call 1-888-968-4964. Performance assumes reinvestment of dividends and capital gains. Unlike a mutual fund, index returns do not reflect taxes, fees or expenses. The Fund’s gross total expense ratio as stated in the prospectus is 1.50% for Investor Shares and 1.25% for I Shares. The performance quoted reflects fee waivers in effect and would have been lower in their absence. The Fund charges a 2.00% redemption fee if redeemed within 7 days. The Adviser has contractually agreed to limit the total expenses of the Investor Class Shares and I Shares of the Fund (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) to 1.35% and 1.10% of the average daily net assets of the Fund’s Investor Class Shares and I Shares, respectively, through December 31, 2014.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mutual fund investing involves risk including the possible loss of principal. The Fund invests in small cap stocks which generally involve more risk than large cap stocks due to potentially greater volatility and less market liquidity.

5

PERIMETER

SMALL CAP GROWTH FUND

Fund Expense Disclosure

August 31, 2014

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Perimeter Small Cap Growth Fund — Investor Class Shares
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$978.60	$6.73
Hypothetical - (5% return before expenses)	1,000.00	1,018.40	6.87

	Perimeter Small Cap Growth Fund — I Shares
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$977.70	$5.48
Hypothetical - (5% return before expenses)	1,000.00	1,019.66	5.60

*

Expenses are equal to an annualized six-month expense ratio of 1.35% for the Investor Class Shares and 1.10% for the I Shares which includes waived fees, reimbursed expenses or recoupment, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184), then divided by 365 to reflect the six-month period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for the Fund of (2.14)% for the Investor Class Shares and (2.23)% for the I Shares.

6

PERIMETER

SMALL CAP GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

	% of Net Assets	Value
Domestic Common Stocks:
Consumer Non-cyclical	20.7%	$7,685,655
Industrial.	19.2	7,124,735
Consumer Cyclical	15.8	5,878,669
Technology	14.4	5,323,285
Energy	9.8	3,625,465
Financial	7.0	2,589,521
Basic Materials	4.9	1,834,932
Communications	4.9	1,806,544
Other Assets in Excess of Liabilities	3.3	1,209,317

	100.0%	$37,078,123

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

PERIMETER

SMALL CAP GROWTH FUND

Portfolio of Investments

August 31, 2014

	Shares	Value
COMMON STOCKS† - 96.7%
Basic Materials — 4.9%
Balchem	8,284	$426,129
Globe Specialty Metals	15,080	309,743
Horsehead Holding*	16,595	335,053
Kapstone Paper and Packaging*	12,640	388,554
Polyone	9,573	375,453

		1,834,932

Communications — 4.9%
ClickSoftware Technologies Ltd.	17,775	141,489
Constant Contact*	5,142	160,276
GTT Communications*	10,820	132,437
LogMein*	10,410	440,135
NIC	13,011	243,826
Perficient*	9,940	171,167
Perion Network Ltd.*	14,803	97,256
Rignet*	3,758	175,386
Shoretel*	30,120	201,804
Sizmek*	4,860	42,768

		1,806,544

Consumer Cyclical — 15.8%
Allegiant Travel	4,030	495,126
Bally Technologies*	6,220	493,184
Brown Shoe	13,430	400,751
Buffalo Wild Wings*	2,130	314,707
Burlington Stores*	11,189	399,112
Casey’s General Stores	6,500	465,985
Core-Mark Holding	7,170	345,307
Destination XL Group*	73,861	369,305
Gentherm*	9,588	468,374
G-III Apparel Group*	2,350	193,969
Grand Canyon Education*	6,730	291,005
Helen of Troy Ltd.*	3,930	228,805
La-Z-Boy	12,561	268,052
Motorcar Parts of America*	16,638	504,464
Potbelly*	450	5,445
Restoration Hardware Holdings*	3,950	331,286
Spirit Airlines*	1,430	100,658
Tenneco*	3,170	203,134

		5,878,669

Consumer Non-cyclical — 20.7%
Akorn*	14,632	570,941
Align Technology*	7,910	430,779
Anacor Pharmaceuticals*	18,740	436,455
Atrion	320	102,400
Barrett Business Services	2,994	177,215
ExamWorks Group*	10,025	330,324
Heartland Payment Systems	7,080	338,212
ICON, PLC*	10,187	504,664
Insulet*	6,790	245,187
Inter Parfums	6,290	191,593

	Shares	Value
Consumer Non-cyclical — (Continued)
KAR Auction Services	12,880	$388,461
Lannett*	10,710	421,760
Ligand Pharmaceuticals, Cl B*	5,888	306,411
Matthews International	3,690	170,293
Mimedx Group*	22,843	160,815
Natus Medical*	12,047	338,641
Novadaq Technologies*	7,403	96,683
Pacira Pharmaceuticals*	3,060	331,276
Repligen*	15,070	287,234
Sagent Pharmaceuticals*	7,680	213,658
Sunopta*	14,510	192,838
Supernus Pharmaceuticals*	16,470	149,136
Team Health Holdings*	7,820	457,626
TravelCenters of America*	14,954	170,326
TreeHouse Foods*	5,460	450,559
Trueblue*	8,186	222,168

		7,685,655

Energy — 9.8%
Abraxas Petroleum*	48,690	287,758
Carrizo Oil & Gas*	3,990	250,253
Clayton Williams Energy*	2,620	310,313
Flotek Industries*	10,590	294,402
Matador Resources*	12,890	352,670
Natural Gas Services Group*	6,325	187,726
Primoris Services	14,870	431,825
Rosetta Resources*	5,020	251,000
Sanchez Energy*	10,110	335,551
Synergy Resources*	28,721	386,585
Ultra Petroleum*	8,610	228,423
Western Refining.	6,640	308,959

		3,625,465

Financial — 7.0%
Boston Private Financial Holdings	13,969	169,584
Cubesmart, REIT	14,200	264,120
Endurance Specialty Holdings Ltd.	6,810	395,457
Everbank Financial Corp.	12,820	242,042
HFF, CI A	7,737	232,110
International Bancshares	5,060	133,382
Pinnacle Financial Partners	5,840	209,422
Portfolio Recovery Associates*	7,180	408,039
Synovus Financial	8,210	198,271
WageWorks*	8,170	337,094

		2,589,521

Industrial — 19.2%
AAON	1	9
Aegean Marine Petroleum Network	14,390	145,339
Altra Industrial Motion	5,510	183,263
Astronics*	3,700	232,138
Barnes Group	10,396	355,959

The accompanying notes are an integral part of the financial statements.

8

PERIMETER

SMALL CAP GROWTH FUND

Portfolio of Investments (Concluded)

August 31, 2014

	Shares	Value
Industrial — (Continued)
Belden	3,880	$283,512
Berry Plastics Group*	15,606	376,261
Covanta Holding	25,460	534,405
Diana Shipping*	23,760	252,806
DXP Enterprises*	2,449	196,214
Generac Holdings*	7,910	367,973
Graphic Packaging Holding*	37,330	477,451
Hillenbrand	9,570	320,021
Methode Electronics	14,549	490,592
Park-Ohio Holdings	3,430	199,077
Power Solutions International*	2,385	163,015
Rexnord*	10,222	298,585
SunPower*	9,200	351,624
Swift Transportation*	13,670	289,531
Taser International*	24,135	378,195
Tutor Perini*	8,670	259,060
US Ecology	7,325	313,070
Woodward	12,572	656,635

		7,124,735

Technology — 14.4%
Aspen Technology*	8,686	356,908
Callidus Software*	14,090	161,753
GT Advanced Technologies*	18,450	328,594
iGATE*	10,090	377,568
Insight Enterprises*	8,333	218,658
Integrated Device Technology*	20,470	336,731
Kofax Ltd.*	18,250	144,722

	Shares	Value
Technology — (Continued)
Liveperson*	24,258	$313,171
Mellanox Technologies Ltd.*	8,524	356,218
Mentor Graphics	18,386	400,999
Netscout Systems*	11,320	521,512
Omnicell*	13,030	366,794
PTC*	8,950	346,275
SS&C Technologies Holdings*	7,430	336,282
Tyler Technologies*	4,870	433,722
Ultimate Software Group*	2,200	323,378

		5,323,285

TOTAL COMMON STOCKS (Cost $27,705,075)		35,868,806

TOTAL INVESTMENTS - 96.7% (Cost $27,705,075)		35,868,806

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.3%		1,209,317

NET ASSETS - 100.0%		$37,078,123

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
*	Non-income producing security.

Cl	Class
PLC	Public Limited Company
REIT	Real Estate Investment Trusts

The accompanying notes are an integral part of the financial statements.

9

PERIMETER

SMALL CAP GROWTH FUND

Statement of Assets and Liabilities

August 31, 2014

ASSETS
Investments, at value (Cost $27,705,075)	$35,868,806
Cash	28,257,740
Receivables
Investments sold	2,226,955
Capital shares sold	24,938
Dividends and Interest	10,137
Prepaid expenses and other assets	45,703

Total assets	66,434,279

LIABILITIES
Payables
Capital shares redeemed	29,238,851
Investment advisory fees	39,507
Administration and accounting fees	17,766
Other accrued expenses and liabilities	60,032

Total liabilities	29,356,156

Net Assets	$37,078,123

NET ASSETS CONSISTS OF
Par value	$6,557
Paid-in capital	17,237,906
Accumulated net realized gain from investments	11,669,929
Net unrealized appreciation on investments	8,163,731

Net Assets	$37,078,123

Investor Class Shares:
Net Assets	$7,958,250

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	1,450,616

Net asset value, offering and redemption price per share	$5.49

I Shares:
Net Assets	$29,119,873

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	5,106,218

Net asset value, offering and redemption price per share	$5.70

The accompanying notes are an integral part of the financial statements.

10

PERIMETER

SMALL CAP GROWTH FUND

Statement of Operations

For the Year Ended August 31, 2014

Investment Income
Dividends (net of foreign taxes withheld of $1,083)	$225,335
Interest	100

Total investment income	225,435

Expenses
Advisory fees.	691,590
Transfer agent fees.	128,017
Administration and accounting fees	93,981
Professional fees	41,257
Registration and filing fees	36,345
Distribution fees(1)	19,893
Printing and shareholder reporting fees.	19,160
Directors’ and officers’ fees.	10,650
Insurance fees	7,922
Custodian fees	4,214
Other expenses.	18,007

Total expenses before waivers	1,071,036
Less: waivers of Advisory fees	(202,085)

Net expenses after waivers	868,951

Net investment loss	(643,516)

Net realized and unrealized gain (loss) from investments
Net realized gain from:
Investments	21,294,574
Net change in unrealized appreciation on:
Investments	(9,297,834)

Net realized and unrealized gain from investments.	11,996,740

Net increase in net assets resulting from operations.	$11,353,224

(1)	Attributable to Investor Class Shares

The accompanying notes are an integral part of the financial statements.

11

PERIMETER

SMALL CAP GROWTH FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase in net assets from operations:
Net investment loss	$(643,516)	$(88,563)
Net realized gain from investments	21,294,574	54,148,626
Net change in unrealized appreciation on investments	(9,297,834)	(15,787,817)

Net increase in net assets resulting from operations	11,353,224	38,272,246

Dividends and distributions to shareholders from:
Net realized gains
Investor Class Shares	(4,484,213)	(2,127,625)
I Shares	(34,587,780)	(22,740,311)

Net decrease in net assets from dividends and distributions to shareholders	(39,071,993)	(24,867,936)

Increase/(decrease) in net assets from capital transactions:
Investor Class Shares
Proceeds from shares sold	3,556,307	2,393,871
Reinvestment of distributions	4,436,888	2,117,679
Shares redeemed	(7,183,885)	(15,885,113)

Total from Investor Class Shares.	809,310	(11,373,563)

I Shares
Proceeds from shares sold	17,190,907	29,663,943
Reinvestment of distributions	34,542,726	22,371,805
Shares redeemed	(78,056,992)	(176,200,091)

Total from I Shares	(26,323,359)	(124,164,343)

Redemption fees	412	4,294

Net decrease in net assets from capital share transactions.	(25,513,637)	(135,533,612)

Total decrease in net assets	(53,232,406)	(122,129,302)
Net assets
Beginning of year.	90,310,529	212,439,831

End of year	$37,078,123	$90,310,529

Accumulated net investment loss, end of year	$—	$—

Increase/(decrease) in shares outstanding derived from share transactions:
Investor Class Shares
Shares sold	586,947	260,820
Dividends and distributions reinvested	845,121	263,066
Shares redeemed	(996,755)	(1,787,710)

Total Investor Class Shares	435,313	(1,263,824)

I Shares
Shares sold	2,579,709	3,236,483
Dividends and distributions reinvested	6,338,115	2,738,287
Shares redeemed	(11,540,469)	(18,842,321)

Total I Shares.	(2,622,645)	(12,867,551)

Net decrease in shares outstanding	(2,187,332)	(14,131,375)

The accompanying notes are an integral part of the financial statements.

12

PERIMETER

SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Investor Class Shares
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2011	One Month Period Ended August 31, 2010(1)		Year Ended July 31, 2010(2)
Per Share Operating Performance
Net Asset Value, Beginning of Period	$10.17	$9.18	$10.75	$8.79	$9.53		$8.45

Income/(Loss) from Operations:
Net Investment Loss(3)	(0.07)	(0.03)	(0.09)	(0.11)	(0.01)		(0.09)
Net Realized and Unrealized Gain/(Loss) on Investments	1.30	2.23	0.58	2.07	(0.73)		1.17

Total from Operations	1.23	2.20	0.49	1.96	(0.74)		1.08

Dividends and Distributions to Shareholders from:
Net Realized Gains	(5.91)	(1.21)	(2.06)	—	—		—

Total Dividends and Distributions to Shareholders	(5.91)	(1.21)	(2.06)	—	—		—

Redemption Fees(4)	—	—	—	—	—		—

Net Asset Value, End of Period	$5.49	$10.17	$9.18	$10.75	$8.79		$9.53

Total Return(5)	14.71%	27.47%	6.56%	22.30%	(7.77)%		12.78%

Ratios/Supplemental Data
Net Assets, End of Period (Thousands)	$7,958	$10,330	$20,930	$120,543	$160,496		$174,434
Ratio of Expenses to Average Net Assets (including waivers and recoupment, excluding fees paid indirectly)	1.35%	1.35%	1.35%	1.35%	1.35	%(6)	1.29%
Ratio of Expenses to Average Net Assets (excluding waivers and recoupment and fees paid indirectly)	1.62%	1.50%	1.45%	1.38%	1.47	%(6)	1.34%
Ratio of Net Investment Loss to Average Net Assets	(1.06)%	(0.29)%	(0.93)%	(0.93)%	(0.97	)%(6)	(0.93)%
Portfolio Turnover Rate(7)	131%	131%	138%	122%	7%		97%

(1)	The Fund changed its fiscal year end to August 31.
(2)

Effective February 8, 2010, the Fund acquired all the assets and liabilities of the Perimeter Small Cap Growth Fund, a series of The Advisors’ Inner Circle Fund II (the “Predecessor Fund”). The financial highlights for the period prior to that date reflect the performance of the Predecessor Fund.

(3)	Per share data calculated using average share method.
(4)	Amount is less than $0.01 per share.
(5)

Total return has not been annualized for periods less than one year. Total return would have been lower had certain expenses not been waived by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

(6)	Annualized.
(7)	Portfolio turnover rate has not been annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

13

PERIMETER

SMALL CAP GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective period. This information has been derived from information provided in the financial statements.

	I Shares
	Year Ended August 31, 2014	Year Ended August 31, 2013		Year Ended August 31, 2012	Year Ended August 31, 2011	One Month Period Ended August 31, 2010(1)		Year Ended July 31, 2010(2)
Per Share Operating Performance
Net Asset Value, Beginning of Period	$10.35	$9.30		$10.83	$8.84	$9.58		$8.48

Income/(Loss) from Operations:
Net Investment Loss(3)	(0.05)	(—	)(4)	(0.07)	(0.08)	(0.01)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.31	2.26		0.60	2.07	(0.73)		1.17

Total from Operations	1.26	2.26		0.53	1.99	(0.74)		1.10

Dividends and Distributions to Shareholders from:
Net Realized Gains	(5.91)	(1.21)		(2.06)	—	—		—

Total Dividends and Distributions to Shareholders	(5.91)	(1.21)		(2.06)	—	—		—

Redemption Fees(4)	—	—		—	—	—		—

Net Asset Value, End of Period	$5.70	$10.35		$9.30	$10.83	$8.84		$9.58

Total Return(5)	14.75%	27.81%		6.93%	22.51%	(7.73)%		12.97%

Ratios/Supplemental Data
Net Assets, End of Period (Thousands)	$29,120	$79,981		$191,510	$215,789	$165,334		$179,290
Ratio of Expenses to Average Net Assets (including waivers and recoupment, excluding fees paid indirectly)	1.10%	1.10%		1.10%	1.10%	1.10	%(6)	1.10%
Ratio of Expenses to Average Net Assets (excluding waivers and recoupment and fees paid indirectly)	1.37%	1.25%		1.20%	1.14%	1.22	%(6)	1.16%
Ratio of Net Investment Loss to Average Net Assets	(0.81)%	(0.04)%		(0.68)%	(0.69)%	(0.72	)%(6)	(0.74)%
Portfolio Turnover Rate(7)	131%	131%		138%	122%	7%		97%

(1)	The Fund changed its fiscal year end to August 31.
(2)

Effective February 8, 2010, the Fund acquired all the assets and liabilities of the Perimeter Small Cap Growth Fund, a series of The Advisors’ Inner Circle Fund II (the “Predecessor Fund”). The financial highlights for the period prior to that date reflect the performance of the Predecessor Fund.

(3)	Per share data calculated using average share method.
(4)	Amount is less than $0.01 per share.
(5)

Total return has not been annualized for periods less than one year. Total return would have been lower had certain expenses not been waived by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

(6)	Annualized.
(7)	Portfolio turnover rate has not been annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

14

PERIMETER

SMALL CAP GROWTH FUND

Notes to Financial Statements

August 31, 2014

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Perimeter Small Cap Growth Fund (the “Fund”). As of August 31, 2014, the Fund offers Investor Class Shares and I Shares.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

On September 2, 2014, the Board of Directors of the Company approved a Plan of Liquidation and Termination (“Plan of Liquidation”) with respect to the Fund. Under the Plan of Liquidation, the effective date of liquidation and termination will be on or about October 31, 2014 (the “Liquidation Date”). Consistent with the provisions of the Plan of Liquidation, the proportionate interests of shareholders in the assets of Perimeter and their rights to receive liquidating distributions will be fixed on the basis of the shareholders of the Fund as of the close of business on the Liquidation Date.

PORTFOLIO VALUATION – The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Total Investments*	$35,868,806	$35,868,806	$—	$—

* Please refer to Portfolio of Investments for details on portfolio holdings.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

15

PERIMETER

SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2014

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Furthermore, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

REDEMPTION FEES — The Fund retains a redemption fee of 2% on redemptions of Fund shares held less than seven days. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

16

PERIMETER

SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2014

2. Investment Adviser and Other Services

Perimeter Capital Management (the “Adviser”) serves as investment adviser to the Fund. For its services, the Adviser is entitled to receive a monthly fee, which is calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit total annual Fund operating expenses (excluding certain items discussed below) to 1.35% and 1.10% of the Fund’s average daily net assets attributable to Investor Class Shares and I Shares, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2014 and may not be terminated without the approval of the Company’s Board of Directors. If at any time during the first three years the advisory agreement is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.35% and 1.10% of the Fund’s Investor Class Shares and I Shares average daily net assets, respectively, the Adviser may recoup any waived amount from the Fund if such reimbursement does not cause the Fund to exceed existing expense limitations. As of August 31, 2014, the total fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $275,981, $236,487 and $202,085 expiring in 2015, 2016 and 2017, respectively. No recovery is expected due to the pending liquidation and termination of the Fund (Note 1).

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer and dividend disbursing agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimums, and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily gross assets, subject to certain minimums, and out of pocket fees.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the year ended August 31, 2014 was $10,141. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

17

PERIMETER

SMALL CAP GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2014

4. Investment in Securities

For the year ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

Purchases	Sales
$98,305,445	$166,701,448

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$28,029,781	$8,452,929	$(613,904)	$7,839,025

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2014, primarily attributable to the net investment loss and REIT reclasses were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$643,516	$(643,516)	$—

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation
$5,432,967	$6,561,669	$7,839,025

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the year ended August 31, 2014 and 2013 were as follows:

	Ordinary Income	Long-Term Gains	Total
2014	$13,965,327	$25,106,666	$39,071,993
2013	—	24,867,936	24,867,936

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2014, the Fund had no capital loss carry forwards.

18

PERIMETER

SMALL CAP GROWTH FUND

Notes to Financial Statements (Concluded)

August 31, 2014

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

As described in Note 1, the Board of Directors of the Company has approved a Plan of Liquidation of the Fund, the effective date of which will be on or about October 31, 2014.

19

PERIMETER

SMALL CAP GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the The RBB Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Perimeter Small Cap Growth Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Perimeter Small Cap Growth Fund (one of the series constituting The RBB Fund, Inc.) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 29, 2014

20

PERIMETER

SMALL CAP GROWTH FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2014. During the fiscal year ended August 31, 2014, the Fund paid $13,965,327 of ordinary income dividends and paid $25,106,666 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 7.52% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction is 8.09%.

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is 100%.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

21

PERIMETER

SMALL CAP GROWTH FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 968-4964 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between the Adviser and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 13, 2014 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement between the Company and the Adviser with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of the Adviser’s services provided to the Fund; (ii) descriptions of the experience and qualifications of the Adviser’s personnel providing those services; (iii) the Adviser’s investment philosophies and processes; (iv) the Adviser’s assets under management and client descriptions; (v) the Adviser’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) the Adviser’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) the Adviser’s compliance procedures; (viii) the Adviser’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report comparing the Fund’s management fees and total expense ratio to those of a comparable account managed by the Adviser; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by the Adviser. The Directors concluded that the Adviser had substantial resources to provide services to the Fund and that the Adviser’s services were acceptable.

The Directors also considered the investment performance of the Fund and the Adviser. Information on the Fund’s investment performance was provided since inception and for one-, three-, and five-year periods, and for the quarter ended March 31, 2014. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors also considered the Fund’s investment performance as compared to peer funds and, although the Fund underperformed both its benchmark and peer funds, the Directors found its performance acceptable.

The Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for a comparable account managed by the Adviser. In addition, the Directors noted that the Adviser has contractually agreed to waive management fees and reimburse expenses to the extent that Total Annual Fund Operating expenses exceed 1.35% of the Fund’s Investor Class Shares and 1.10% of the Fund’s Class I Shares.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering the Adviser’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2015.

22

PERIMETER

SMALL CAP GROWTH FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 968-4964.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
DISINTERESTED DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/ brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds; (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

23

PERIMETER

SMALL CAP GROWTH FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

INTERESTED DIRECTORS [2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Adminis- tration, PNC Global Investment Servicing.	23	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None

24

PERIMETER

SMALL CAP GROWTH FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Diana Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

[1]Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

25

PERIMETER

SMALL CAP GROWTH FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE PERIMETER SMALL CAP GROWTH (“PSCG”) FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with

us. This information can include:

• Social Security number

• account balances

• account transactions

• transaction history

• wire transfer instructions

• checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.

In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the PSCG Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the PSCG Fund Share?	Can you limit this sharing?
For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	Yes
For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To Limit Our Sharing:	Call Laura Newberg at (770) 350-8700

Questions?	Call Laura Newberg at (770) 350-8700

26

PERIMETER

SMALL CAP GROWTH FUND

Privacy Notice

(Unaudited)

What we do
How does the PSCG Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the PSCG Fund collect my personal information?

We collect your personal information, for example, when you

• open an account

• provide account information

• give us your contact information

• make a wire transfer

• tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include Concourse Capital and Perimeter Capital Management, LLC.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

• The PSCG Fund doesn’t share with nonaffiliates so they can market to you. The Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

• The PSCG Fund WILL NOT share your information with other financial institutions for marketing purposes.

27

Investment Adviser

Perimeter Capital Management

Six Concourse Parkway

Suite 3300

Atlanta, GA 30328

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker, Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

ROBECO INVESTMENT FUNDS

GENERAL MARKET COMMENTARY

Dear Shareholder,

For the fiscal year ended August 31, 2014, the S&P 500 index closed at an all-time high returning 25.25%. The U.S. equity markets were not alone in their advances over the period as global bond, equity and commodity markets all rose in the first half of the year for the first time since 1993. Globally, bond returns continued to benefit from easy monetary policy in Europe, Japan, and the U.S., while developed market equities continued to track favorable earnings trends, aided by stable to improving economic data.

Despite poor first quarter results for the economy, the subsequent data for retail sales (autos in particular), housing starts, industrial production, consumer sentiment, payroll employment and number of hours worked all appeared to show an economy that was rebounding—significantly. Loan growth had also risen, while capital spending and the trade balance looked to be mixed. However, we would note that there are often wide variations quarter to quarter between capital spending and trade balance, and in general the trends have pointed toward an improving U.S. economy. In fact, U.S. GDP grew over 4% in the second quarter of 2014 and earnings growth for that period had accelerated to about 12% for the S&P 500, compared to expectations of less than 6% just three months prior. In addition, inflation readings have remained tame and wage gains have been modest—good news for potential corporate margin expansion going forward. Bank loan growth had been solid through the latter part of the fiscal year, which has supported expectations that the private market will step in to provide liquidity once the Federal Reserve (the “Fed”) ceases buying government bonds later this year. One indicator we kept a close eye on is gasoline prices, which had remained elevated in the first part of the year but had begun trending down during the second quarter. Energy prices act as a tax on consumer budgets, and though the employment backdrop has been brightening, gasoline prices can put a dent in consumer sentiment and spending. As of the end of the reporting period, we expect energy prices to remain flat to trending down, and our analysis of the hard data suggests the economy will be on solid footing going forward.

However, global growth prospects are not as upbeat. GDP in the Eurozone did not grow in the second quarter of 2014 and core inflation has remained below 1%. As of the end of the reporting period, the European Central Bank appears to have lost the liquidity war with the U.S. and Japan and the European economy is now paying the price. With German government 10-year bond yields below 1% as of the end of the reporting period, investors are fretful that the Eurozone could potentially become the Japan of the 1990s. The U.S. appears to be the bright spot in the world economy, while Europe remains sluggish and the jury remains out as to whether government policies can counter economic imbalances in China and deflationary forces in Japan.

Looking ahead, the Fed has signaled its intention to raise short-term interest rates at the appropriate time and investors are fearful the Fed may act prematurely. Because inflation remains stubbornly low around the world, the Fed more likely will be exceptionally patient—delaying interest rate hikes until nominal growth has reaccelerated to a reasonable pace. Recent geopolitical events have also contributed to waning sentiment, including Russia’s deepening rift with the West and rising tensions between the U.S., Iraq and Syria. While the combination of underperforming international economies, rising political conflicts and the prospect of the Fed less accommodative may create sources of market instability in the coming months, equity valuations continue to be more appealing relative to U.S. government and corporate bonds. We also expect equity returns to more or less match earnings growth plus dividends over the coming months. Investors seem to have a more balanced assessment of the market risks going forward, which should help prevent a bubble in equity valuations and we remain constructive on the U.S. equity market.

As noted above, there are many moving parts in the global economic and political landscape. Rather than trying to predict these variable outcomes, we will continue to do what we do best—identify stocks that we believe will outperform for your portfolio. By focusing on companies with low valuation, high and increasing returns on capital and improving business momentum, we believe we can create excess returns for you regardless of the investing environment.

Sincerely,

Robeco Investment Management

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

ANNUAL REPORT 2014	1

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited)

Dear Shareholder,

The Robeco Boston Partners Small Cap Value Fund II outperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended August 31, 2014. The small cap value market maintained its positive momentum over the past year, with the Russell 2000 Value Index increasing 18.10%. There have been periods of negative performance within the small cap value market, but the strategy has protected capital during those periods and maintained an edge over its benchmark for the year. Strong stock selection drove the outperformance over a variety of sectors, with Finance, Consumer Services, and Health Care leading the way.

Within Finance, our underweight to regional banks, which comprise almost half of the Index’s weighting, added value along with the outperformance of our insurance holdings. Several top contributors were found in Consumer Services where retailers were mixed, but our holdings outperformed as a whole. Our overweight to Health Care, one of the top performing sectors over the fiscal year, was additive as well as our stock selection as our drugs, supplies and services companies turned in positive returns overall versus those stocks within the Index, which declined. As of the end of the reporting period, Technology was also a bright spot, with the portfolio holdings contributing meaningfully to the overall return. Further, as oil prices declined and the dollar rose, the Energy sector has sold off in recent months and we are maintaining our underweight to the high valuations of the sector.

The primary detractors over the period were Capital Goods, Utilities, and REITs. Several of the portfolio’s Capital Goods positions retreated and lagged the benchmark during the latter half of the period as the EURO deteriorated versus the U.S. Dollar and concerns continued for slower economic growth in Europe. The portfolio was also negatively impacted by our underweights to Utilities and REITs, which have performed well as investors continue to purchase Utilities and REITs for their relative income yield. Those two sectors now comprise 20% of the benchmark index (versus our portfolio at 10%) and, in our opinion, include stocks with stretched valuations with better opportunities elsewhere.

Looking to the rest of the year, the portfolio remains well-positioned with much better valuation, profitability and business momentum than the benchmark. We continue to look for the best opportunities from a risk/reward perspective across the market. The yield bet continues as Utilities and REIT prices, as well as high yielding stocks within other sectors, are driven up. Our contrarian view, and strict valuation process, detracted last calendar year and at times this calendar year as these valuations stretched further. It is notable that the strategy outperformed for 2013 and year-to-date 2014 with these headwinds.

As market valuation levels change, and small cap and large cap trade leadership, we focus on ensuring the portfolio remains well-positioned versus its market. Looking forward, we believe that the portfolio is well positioned with the characteristics that work – attractive valuation, sound fundamentals and catalysts for change – to continue to provide for outperformance over the long term.

Sincerely,

David Dabora, CFA

Portfolio Manager, Robeco Boston Partners Small Cap Value Fund II

Small cap companies, as defined by our product, are those with a market capitalization similar to the Russell 2000® Value Index. These companies tend to be new, in early development, or in transition. Usually, small caps are rapidly evolving, generating a new product or service, or taking advantage of a new market. However, returns may be inconsistent and may fluctuate widely over the short term, and small stock valuations tend to be more sensitive to market psychology. The Fund may invest in more aggressive investments such as foreign securities which may expose the Fund to currency and exchange rate fluctuations, illiquid securities, which may cause greater volatility and less liquidity. As a result, an investment in Robeco Boston Partners Small Cap Value Fund II should be part of a carefully diversified portfolio.

P/E: Price/Earnings: A valuation ratio of a company’s current share price compared to its per-share earnings

P/B: Price/Book: A valuation ratio used by investors which compares a stock’s per-share price (market value) to its book value.

ROE: Return on Equity: Measures a corporation’s profitability by revealing how much profit a company generates with the money invested.

OROA: Operating Return on Operating Assets: The return on operating assets measurement focuses attention on only those assets used to generate revenue.

Portfolio characteristics refer to the underlying securities in the fund’s portfolio and do not represent or predict the performance of any fund.

Top Ten Positions (as of 8/31/14)	% of Net Assets
World Fuel Services Corp.	2.07%
Graphic Packaging Holding Co.	1.96%
Abercrombie & Fitch Co., Class A	1.69%
EnerSys, Inc.	1.57%
Belden, Inc.	1.51%
SYNNEX Corp.	1.49%
Two Harbors Investment Corp.	1.45%
Finish Line, Inc., (The), Class A	1.42%
First American Financial Corp.	1.41%
U.S. Physical Therapy, Inc.	1.32%

Portfolio Review (as of 8/31/14)
P/E: Price/Earnings:	17.3	x
P/B: Price/Book:	1.7	x
Holdings:	160
Weighted Average Market Capitalization (millions):	$2,016
ROE: Return on Equity:	11.3%
OROA: Operating Return on Operating Assets:	48.4%

Portfolio holdings are subject to change at any time.

2	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Robeco Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2004 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Institutional Class	19.33%	21.13%	17.13%	10.03%	1.29%	1.10%
Russell 2000® Value Index	18.10%	18.78%	15.74%	8.42%	n/a	n/a
Russell 2000® Index(1)	17.68%	19.00%	17.03%	9.36%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive certain fees and/or reimburse expenses until December 31, 2016 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for a three year period from May 28, 2014 to May 28, 2017 if operating expenses for that year are less than 1.10%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

ANNUAL REPORT 2014	3

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners Small Cap Value Fund II vs. Russell Indices

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2004 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Small Cap Value Fund II — Investor Class	19.01%	20.82%	16.84%	9.75%	1.54%	1.35%
Russell 2000® Value Index	18.10%	18.78%	15.74%	8.42%	n/a	n/a
Russell 2000® Index(1)	17.68%	19.00%	17.03%	9.36%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive certain fees and/or reimburse expenses until December 31, 2016 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for a three year period from May 28, 2014 to May 28, 2017 if operating expenses for that year are less than 1.35%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index and is considered representative of small-cap stocks.

4	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited)

Dear Shareholder:

For the fiscal year ended August 31, 2014, the Robeco Boston Partners Long/Short Equity Fund underperformed its benchmark, the S&P 500® Index. The Fund generated a net return of 14.72% (Institutional Class) during the past fiscal year versus the S&P 500® Index return of 25.25%. The portfolio’s return can be roughly attributed to the long holdings within the portfolio as the short portfolio generated modest negative returns over the reporting period.

Our portfolios, both long and short, tend to have a higher exposure to smaller capitalization stocks than does the S&P 500 as that index, being capitalization weighted, is dominated by the very largest companies in the U.S. market. Consequently, given the underperformance of the broader market over the period relative to the S&P 500 certainly weighed on our ability to beat that index of late.

In addition to the “capitalization” effect on our long portfolio, we had exposure to a couple of sectors that had underperformed during the latter half of the fiscal year. Specifically, we had overweight positions in the Energy and Basic Materials sectors of the market. Simply put, we see attractive value opportunities in these sectors, particularly relative to the rest of the market. For the most part, U.S. corporations have experienced a robust profit recovery over the last five years and most companies are enjoying profitability at or above their long run averages. In the Energy and Basic Materials sectors, however, profitability levels are for the most part below their long run potential as the softening economies of China and the emerging markets, as well as the strong U.S. Dollar, have combined to depress commodity prices generally. This has created the opportunity to purchase some industry leading businesses that offer considerable upside return potential as commodity prices normalize over time. Of course, timing the exact inflection in these moves can be challenging, but despite the short-term relative underperformance of these sectors we feel confident that they represent pockets of intermediate to long-term value in a market that otherwise looks fully/fairly valued in a broad sense.

After reviewing some of the shorts that did not play out as expected, we’re reminded of other early phases of decline in the stock market. Frequently, despite excessive valuations among many “story” stocks, they tend to act defensively, at least initially, as the common perception is that their story is sufficiently unique that they should continue to do well (i.e. grow fast, even if uneconomically). Ultimately, this perception proves faulty as risk tolerances recede, but that can often occur later in market declines barring any negative company specific news. Even with the declines seen by the broader market of late, we continue to see plenty of opportunity on the short side of the ledger and would expect the current portfolio positioning to be poised to protect the Fund’s capital well in the event the recent weakening breadth of the market is foreshadowing more declines to come.

As of August 31, 2014, the Fund had a net long position of 43.1%. From a capitalization perspective, the long portfolio had a median market cap of $4.3 billion and the short portfolio had a median market cap of $1.18 billion. The Fund remains extremely well diversified with 205 positions held long and 196 positions held short.

Our bottom-up value discipline has yielded a long portfolio that is attractive relative to the short portfolio from both a valuation and profitability standpoint. The long portfolio trades at 15.2x price-to-earnings and 1.6x price-to-book, and the short portfolio trades at 29.4x price-to-earnings and 4.9x price-to-book. We believe that consistently positioning the Fund with these general characteristics increases the probability of success over the long term and continues to be the focus of our efforts.

Sincerely,

Robert Jones, CFA

Portfolio Manager, Robeco Boston Partners Long/Short Equity Fund

Investment in shares of the Robeco Boston Partners Long/Short Equity Fund is more volatile and risky than some other forms of investments. Since the Fund has both a long and a short portfolio, an investment in the Fund will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity conditions.

Top Ten Positions (as of 8/31/14)	% of Net Assets
Iridium Communications, Inc.	1.74%
Berkshire Hathaway, Inc., Class B	1.32%
AEP Industries, Inc.	1.11%
CSG Systems International, Inc.	1.06%
Citigroup, Inc.	1.04%
Macy’s, Inc.	1.04%
Maiden Holdings Ltd.	1.03%
American International Group, Inc.	1.03%
Clicksoftware Technologies Ltd.	1.03%
Walt Disney Co., (The)	1.01%

Portfolio Review (as of 8/31/14)	Long		Short
P/E: Price/Earnings:	16.3	x	27.3	x
P/B: Price/Book:	1.6	x	4.9	x
Holdings:	205		196
Weighted Average Market Capitalization (millions):	$36,312		$5,183
ROE: Return on Equity:	8.9%		2.8%
OROA: Operating Return on Operating Assets:	27.4%		7.8%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2014	5

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in

Robeco Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2004 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Institutional Class	14.72%	12.46%	14.22%	13.68%	4.30%	4.30%
S&P 500® Index	25.25%	20.61%	16.88%	8.38%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2014, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 2% redemption fee for shares held less than 1 year.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

6	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in

Robeco Boston Partners Long/Short Equity Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2004 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
Long/Short Equity Fund — Investor Class	14.41%	12.17%	13.82%	13.33%	4.55%	4.55%
S&P 500® Index	25.25%	20.61%	16.88%	8.38%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2014, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 2% redemption fee for shares held less than 1 year.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

ANNUAL REPORT 2014	7

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited)

Dear Shareholder:

The Boston Partners Long/Short Research Fund returned 14.28% (Institutional Class) for the fiscal year ended August 31, 2014. The Fund lagged the 25.25% return posted by the S&P 500 Index during this time period, and an average short exposure of 47% of Fund assets accounted for the majority of underperformance.

The Fund’s long holdings rose 28.5% during the period, outperforming the Index and contributing 26.1% to overall gross performance. Short holdings rose 19.7% during the period, underperforming the Index – which is beneficial to relative performance – and detracted -9.6% from overall gross performance. On the long side, the Fund’s Technology, Energy, and Finance holdings accounted for the majority of performance during the reporting period. Short holdings in the Consumer Durables sector posted a decline during the reporting period and contributed to overall Fund results.

Turnover in the Fund’s holdings was more active on the short side than long – the portfolio managers added 86 new shorts and 75 new longs while closing 115 shorts and 134 longs. The Fund’s portfolio managers decreased the number of portfolio holdings throughout the reporting period, covering and selling positions and reallocating capital to companies with the highest levels of conviction. Given the strong equity run over the past couple of years, the average short position in the portfolio has a larger downside than upside for the average long position.

Over recent months, the U.S. economic outlook has brightened while stock market sentiment appears to have turned cloudier. After posting negative growth GDP numbers earlier in the calendar year, U.S. GDP snapped back in the third calendar quarter, growing at a 4.6% rate. However, non-U.S. prospects are not as upbeat, as GDP in the Eurozone has been stagnant and concerns remain over Asian economies, particularly Japan and China. Overall, the combination of underperforming international economies, rising political conflicts and the prospect of the Federal Reserve becoming less accommodative have put investors on edge.

The Fund ended the reporting period with approximately 50% net long exposure, with roughly 97% of capital invested long and approximately 47% invested short. Portfolio managers maintain highest net long exposures to the Health Care, Financials, and Information Technology sectors. Conversely, Fund managers are less bullish on the prospects for the Utilities, REITs, and Consumer Non-Durables sectors, evidenced by net short exposures to those sectors.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Joseph Feeney, CFA & Eric Connerly, CFA

Co-Portfolio Managers for the Robeco Boston Partners Long/Short Research Fund

The Robeco Boston Partners Long/Short Research Fund will engage in short sales which theoretically involves unlimited loss potential since the market price of securities may continuously increase. This may have the effect of increased leverage with risk of loss and cause fluctuations in the market value of the Fund’s portfolio to have disproportionately large effects or cause the NAV of the Fund generally to decline faster than it would otherwise. Investments made in small or mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps), Real Estate Investments Trusts (affected by economic factors related to the real estate industry), illiquid and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions. The Fund may experience high portfolio turnover which may result in higher costs and capital gains.

Top Ten Positions (as of 8/31/14)	% of Net Assets
Exxon Mobil Corp.	1.45%
Teva Pharmaceutical Industries Ltd. — Sponsored ADR	0.93%
Johnson & Johnson	0.90%
Occidental Petroleum Corp.	0.89%
Diamondback Energy, Inc.	0.89%
Pfizer, Inc.	0.88%
Western Digital Corp.	0.85%
Capital One Financial Corp.	0.83%
Microsoft Corp.	0.83%
Brocade Communications Systems, Inc.	0.82%

Portfolio Review (as of 8/31/14)	Long		Short
P/E: Price/Earnings:	17.2	x	24.8	x
P/B: Price/Book:	2.2	x	2.9	x
Holdings:	219		181
Weighted Average Market Capitalization (millions):	$55,995		$11,089
ROE: Return on Equity:	18.1%		15.5%
OROA: Operating Return on Operating Assets:	61.2%		29.3%

Portfolio holdings are subject to change at any time.

8	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in
Robeco Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on September 30, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return			Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	Since Inception(1)
Long/Short Research Fund — Institutional Class	14.28%	13.47%	11.81%	2.71%	2.75%
S&P 500® Index	25.25%	20.61%	17.94%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of certain fees and/or reimburse expenses until December 31, 2014 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. This recoupment is reflected in the net expense ratio. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period September 30, 2010 (commencement of operations) through August 31, 2014.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

ANNUAL REPORT 2014	9

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in
Robeco Boston Partners Long/Short Research Fund vs. S&P 500® Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on November 29, 2010 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return			Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	Since Inception(1)
Long/Short Research Fund — Investor Class	13.99%	13.19%	10.92%	2.96%	3.00%
S&P 500® Index	25.25%	20.61%	17.39%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to forgo all or a portion of certain fees and/or reimburse expenses until December 31, 2014 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. This recoupment is reflected in the net expense ratio. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period November 29, 2010 (commencement of operations) through August 31, 2014.

The S&P 500® Index is an unmanaged index that measures the performance of 500 large-cap stocks.

10	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited)

Dear Shareholder,

The Robeco Boston Partners All Cap Value Fund outperformed its benchmark, the Russell 3000® Value Index, for the fiscal year ended August 31, 2014. The Fund generated a net return of 24.52% for the Institutional Share class during the past fiscal year versus the Russell 3000 Value® index return of 23.92%. Portfolio allocation decisions drove the Fund’s outperformance for the reporting period. The Fund’s underweight exposure to REITs and Utilities, in favor of more attractive stock-specific opportunities elsewhere in the market, helped the portfolio’s relative performance. The Fund’s stock selection also outperformed the index across the majority of major economic sectors.

The biggest contributor to performance for the fiscal reporting period was Healthcare, where several names within the portfolio outperformed the Index sector. Consumer Non-Durables was also a source of performance within the game businesses, which have experienced positive business momentum and upside due to the new game console cycle and other products coming to market.

The largest detractor to performance was Technology, where a large holding within the Index, but not held within the portfolio, had performed very well over the period and therefore hurt the portfolio’s relative performance. In addition, some of the technology names held within the portfolio underperformed due in part to corporate restructuring and softer than expected top-line revenue growth .

As of the end of the reporting period, the portfolio continues to be overweight Healthcare, Technology, and Finance. The focus within Healthcare continues to be on premium businesses with strong fundamentals, high value-added products and services, and improving demographics. The portfolio’s technology holdings continue to be inexpensive relative to earnings power and their free cash flow characteristics. Recurring revenues for the holdings within the portfolio continue to look attractive as well, and there is significant earnings leverage to even a modest increase in revenue growth. Within Finance, the portfolio maintains its overweight to insurance as well, but we are being highly selective in the property & casualty markets where (private) investor capital has poured in, jeopardizing returns on capital. The portfolio also maintains exposure to credit sensitive names and is tilted toward top-tier banks, whose valuations and fundamentals should make them longer-term outperformers. We continue to avoid Utilities and REITs given their lofty valuations.

Looking ahead, we will continue to vet investment opportunities across the entire market within our three-circle discipline of attractive valuation, sound fundamentals and a catalyst for improvement. The portfolio’s valuation edge and quality advantage over the benchmark has positioned it favorably for the longer term.

Sincerely,

Duilio Romallo, CFA—Portfolio Manager, Robeco Boston Partners All-Cap Value Fund

The Robeco Boston Partners All-Cap Value Fund may invest in small cap companies. These companies tend to be new, in early development, or in transition. Usually, small caps are rapidly evolving, generating a new product or service, or taking advantage of a new market. However, returns may be inconsistent and may fluctuate widely over the short term, and small stock valuations tend to be more sensitive to market psychology. The Fund may invest in more aggressive investments such as foreign securities which may expose the fund to currency and exchange rate fluctuations, illiquid securities and options (a type of derivative), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions. As a result, an investment in the Fund should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/14)	% of Net Assets
JPMorgan Chase & Co.	3.09%
Amgen, Inc.	3.04%
EMC Corp.	2.19%
Occidental Petroleum Corp.	2.13%
Capital One Financial Corp.	2.12%
Citigroup, Inc.	2.09%
Exxon Mobil Corp.	1.92%
Johnson & Johnson	1.91%
Flextronics International Ltd.	1.81%
Sanofi — ADR	1.68%

Portfolio Review (as of 8/31/14)
P/E: Price/Earnings:	16.3	x
P/B: Price/Book:	2.0	x
Holdings:	132
Weighted Average Market Capitalization (millions):	$72,336
ROE: Return on Equity:	15.7%
OROA: Operating Return on Operating Assets:	67.7%

Portfolio holdings are subject to change at any time.

ANNUAL REPORT 2014	11

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Robeco Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2004 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Institutional Class	24.52%	22.39%	16.59%	10.85%	0.97%	0.70%
Russell 3000® Value Index	23.92%	21.35%	16.55%	8.24%	n/a	n/a
Russell 3000® Index(1)	24.74%	20.65%	17.22%	8.83%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2014, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

12	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners All-Cap Value Fund vs. Russell Indices

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on August 31, 2004 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell indices are unmanaged, do not incur expenses and are not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
All-Cap Value Fund — Investor Class	24.29%	22.15%	16.34%	10.60%	1.22%	0.95%
Russell 3000® Value Index	23.92%	21.35%	16.55%	8.24%	n/a	n/a
Russell 3000® Index(1)	24.74%	20.65%	17.22%	8.83%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2014, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com.

(1)	This is not a benchmark of the Fund. Results of index performance are presented for general comparative purposes.

The Russell 3000® Value Index is an unmanaged index that measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

ANNUAL REPORT 2014	13

ROBECO INVESTMENT FUNDS

ROBECO WPG SMALL/MICRO CAP VALUE FUND (unaudited)

Dear Shareholder,

The Robeco WPG Small/Micro Cap Value Fund underperformed its benchmark, the Russell 2000® Value Index, for the fiscal year ended August 31, 2014. The Fund generated a net return of 17.46% during the past fiscal year versus the Russell 2000 Value® index return of 18.10%. The fiscal year began with expectations for continued economic growth and potential for a rising rate environment. However, weakness in Europe and dollar strength has sent yields on U.S. treasuries downward. Federal Reserve Chairwomen Janet Yellen delivered her July 2014 testimony to the Senate Banking Committee where she cited the stretched valuations of small-cap companies driving the Russell 2000 Value Index down over 8% for the month. After a short-lived rally, equity markets again sold-off with more disappointing economic data and growth outlooks out of Europe and Asia. With this environment as a backdrop, small-cap equities severely underperformed large-caps. Our results were not immune to the asset flows in the fiscal year.

In the 2014 fiscal year, both stock selection and sector attribution contributed to results. The biggest contributors from stock selection were the Health Care, Transportation and Capital Goods sectors. Medical device manufacturers and instrument suppliers benefitted from company specific turnaround efforts and renewed demand from hospitals. In addition, our holdings in airlines benefitted from improved revenue per passenger and load factors. In response to the current environment we have slightly increased our weightings in Energy and REITs and decreased our weightings in Finance.

Detracting from returns were the Technology and Finance sectors. Technology holdings experienced weakness due to reduced capital spending for equipment and muted hospital demand for IT services. Finance holdings suffered from regulatory intervention in specific names causing company specific weakness despite no deterioration in fundamentals.

Looking ahead, we continue to build positions in overly punished small-cap names, particularly in those tied to domestic capital spending. We are increasingly finding securities where estimates have been revised downward and valuations seem reasonable on an absolute and relative basis. Further, given the U.S. GDP outlook of 3% growth, small-cap stocks should perform well as earnings growth and GDP have historically shown significant correlation. As multi-nationals are expected to report mixed results during the next earnings season, with Europe and Asia weighing on outlooks, we continue to focus on names that will benefit from US strength. We expect domestic energy production and infrastructure spending to remain tailwinds to earnings for these companies and have positioned ourselves accordingly.

Sincerely,

Richard Shuster, CFA

Portfolio Manager, Robeco WPG Small/Micro Cap Value Fund

Value investing involves buying the stocks of companies that are out of favor or are undervalued. This may adversely affect The Robeco WPG Small/Micro Cap Value Fund’s value and return. Investments in Real Estate Investment Trusts may be affected by economic forces and other factors related to the real estate industry. There is risk that the special situation might not occur which could have a negative impact on the securities. The purchase of rights and warrants involves risk that the Fund could lose the purchase value of the right or warrant. The Fund may invest in securities that are traded only in the over-the-counter market as well as small cap and micro cap securities. These securities may be subject to wide fluctuations in market value.

Top Ten Positions (as of 8/31/14)	% of Net Assets
Approach Resources, Inc.	2.93%
Geo Group, Inc., (The)	2.42%
Nuverra Environmental Solutions, Inc.	2.17%
Libbey, Inc.	1.82%
Accuray, Inc.	1.81%
Scorpio Tankers, Inc.	1.81%
Great Lakes Dredge & Dock Corp.	1.70%
CNO Financial Group, Inc.	1.56%
Popular Inc	1.52%
MDC Partners, Inc., Class A	1.47%

Portfolio Review (as of 8/31/14)
P/E: Price/Earnings:	16.3	x
P/B: Price/Book:	1.4	x
Holdings:	117
Weighted Average Market Capitalization (millions):	$1,313
ROE: Return on Equity:	2.3%
OROA: Operating Return on Operating Assets:	11.4%

Portfolio holdings are subject to change at any time.

14	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO WPG SMALL/MICRO CAP VALUE FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in

Robeco WPG Small/Micro Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on August 31, 2004 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return				Gross Expense Ratio	Net Expense Ratio
	1 Year	3 Year	5 Year	10 Year
WPG Small/Micro Cap Value Fund — Institutional Class	17.46%	22.25%	16.37%	8.31%	1.44%	1.10%
Russell 2000® Value Index	18.10%	18.78%	15.74%	8.42%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Adviser has contractually agreed to waive certain fees and/or reimburse expenses until December 31, 2016 as set forth in the notes to financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for a three year period from May 28, 2014 to May 28, 2017 if operating expenses for that year are less than 1.10%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. This rate can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 2% redemption fee for shares held less than 60 days.

The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

ANNUAL REPORT 2014	15

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited)

Dear Shareholder,

The Robeco Boston Partners Global Equity Fund returned 23.39% for the fiscal year ended August 31, 2014. During that same period the MSCI World Index returned 21.74%.

Global Markets were up smartly during the fiscal year. Of course the precipitous rise was not steady, as investors’ appetite for risk remains sensitive to macro-economic and geopolitical events. Several times during the fiscal year markets retracted sharply in response to underwhelming economic reports and the vacillating intensity of the Ukraine conflict. Global markets would then subsequently advance to new highs following: positive economic reports, chatter about central bank stimulus, or a reduction of tensions in the Ukraine. These same forces will continue to imbue markets with volatility for the foreseeable future, especially given the mixed economic backdrop. Over recent months, the U.S. economic outlook has brightened while stock market sentiment appears to have turned cloudier. After posting negative growth GDP numbers earlier in the calendar year, U.S. GDP snapped back in the third calendar quarter, growing at a 4.6% rate. However, non-U.S. prospects are not as upbeat, as GDP in the Eurozone has been stagnant and concerns remain over Asian economies, particularly Japan and China. Overall, the combination of underperforming international economies, rising political conflicts and the prospect of the Federal Reserve becoming less accommodative have put investors on edge.

Regardless of the above commentary, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. As a result, security selection drives our performance. Stock selection was the dominant contributor to the portfolio’s out-performance, and stock selection within all economic sectors was positive. The largest contributions at the sector level were within the Consumer Staples, Industrials, Energy, and Health Care sectors. The largest individual contribution came from the portfolio’s overweight position in a healthcare distribution company. Shares of the company traded higher following better-than-expected earnings, and an announcement that the company would make an accretive acquisition. Two overweight Technology stocks also made significant positive contributions to performance following good earnings results, and the news that one of the companies would be acquired at a premium.

At the sector level, the portfolio is currently overweight the Health Care and Materials sectors. The overweight position in the Health Care sector is concentrated in global pharmaceuticals and U.S. healthcare distribution. The Materials sector overweight is concentrated in container and packaging companies. The largest underweight sectors are Consumer Staples and Utilities. Stocks in both sectors continue to trade at unattractive valuations. The Financials sector remains underweight, largely due to the absence of European Banks in the portfolio, as we remain concerned about European Bank capitalization levels. We are also underweight Asia. Japanese opportunities are incremental as we remain skeptical of the earnings support from Abenomics. Asia ex-Japan looks interesting from a valuation perspective, yet earnings weakness remains.

We expect global economic data to remain mixed in the near term as North America continues to show signs of strength, while growth elsewhere is subdued. Geo-political events and macro-economic news will continue to exert substantial influence on markets for the foreseeable future. Nevertheless, this dynamic creates the opportunity for strong security selection through fundamental and valuation dislocations. The portfolio remains well positioned with holdings that reflect Boston Partners’ three circle characteristics – attractive valuations, solid fundamentals, and identifiable catalysts.

Sincerely,

Christopher K. Hart, CFA

Portfolio Manager, Robeco Boston Partners

Global Equity Fund

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. The Fund may invest in small and mid cap companies which tend to be more volatile and may fluctuate in the opposite direction of the broader stock market average, and in illiquid securities which involves risk of limitations on resale and uncertainty determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/14)	% of Net Assets
Apple, Inc.	3.10%
Microsoft Corp.	3.09%
Liberty Global PLC, Series C	2.80%
CVS Health Corp.	2.67%
Comcast Corp., Class A	2.65%
Graphic Packaging Holding Co.	2.14%
Roche Holding AG, Participation Certificate	2.07%
McKesson Corp.	1.99%
Capital One Financial Corp.	1.80%
Johnson & Johnson	1.72%

Portfolio Review (as of 8/31/14)
P/E: Price/Earnings:	15.0	x
P/B: Price/Book:	2.1	x
Holdings:	98
Weighted Average Market Capitalization (millions):	$88,661
ROE: Return on Equity:	15.5%
OROA: Operating Return on Operating Assets:	54.6%

16	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in
Robeco Boston Partners Global Equity Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2014

	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
Global Equity Fund — Institutional Class	23.39%	20.09%	3.05%	0.95%
MSCI World Index	21.74%	19.19%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2014, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period December 30, 2011 (commencement of operations) through August 31, 2014.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

ANNUAL REPORT 2014	17

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND (unaudited)

Dear Shareholder,

The Robeco Boston Partners International Equity Fund returned 18.18% for the fiscal year ended August 31, 2014. During that same period, the MSCI EAFE Index returned 16.92%.

Global Markets were up smartly during the fiscal year. Of course the precipitous rise was not steady, as investors’ appetite for risk remains sensitive to macro-economic and geopolitical events. Several times during the past fiscal year markets retracted sharply in response to underwhelming economic reports and the vacillating intensity of the Ukraine conflict. Global markets would then subsequently advance to new highs following: positive economic reports, chatter about central bank stimulus, or a reduction of tensions in the Ukraine. These same forces will continue to imbue markets with volatility for the foreseeable future, especially given the mixed economic backdrop. Over recent months, the U.S. economic outlook has brightened while stock market sentiment appears to have turned cloudier. After posting negative growth GDP numbers earlier in the calendar year, U.S. GDP snapped back in the third calendar quarter, growing at a 4.6% rate. However, non-U.S. prospects are not as upbeat, as GDP in the Eurozone has been stagnant and concerns remain over Asian economies, particularly Japan and China. Overall, the combination of underperforming international economies, rising political conflicts and the prospect of the Federal Reserve becoming less accommodative have put investors on edge.

Regardless of the above commentary, our strategy remains focused on identifying dislocations between underlying fundamentals and valuations on an individual company basis. As a result, security selection drives our performance. Stock selection was the dominant contributor to the portfolio’s out-performance, and stock selection within all economic sectors was positive. The largest contributions at the sector level were within the Industrials, Energy, and the Consumer Staples sectors. The largest individual contribution came from holdings that were involved in acquisitions. Shares of an off-benchmark technology company rose after it received approval to make an acquisition that is widely viewed as accretive. Shares of an overweight health care company rose following the announcement that it was the target of an acquisition.

At the sector level, the portfolio is currently overweight the Health Care and Technology sectors. The overweight position in the Health Care sector is concentrated in global pharmaceuticals. The largest underweight sectors are Financials and Utilities. The Financials sector remains underweight, largely due to the absence of European Banks in the portfolio. We remain concerned about European Bank capitalization levels. Utilities continue to trade at unattractive valuations.

We expect global economic data to remain mixed in the near term as North America continues to show signs of strength, while growth elsewhere is subdued. Geo-political events and macro-economic news will continue to exert substantial influence on markets for the foreseeable future. Nevertheless, this dynamic creates the opportunity for strong security selection through fundamental and valuation dislocations. The portfolio remains well positioned with holdings that reflect Boston Partners’ three circle characteristics—attractive valuations, solid fundamentals, and identifiable catalysts.

Sincerely,

Christopher K. Hart, CFA

Portfolio Manager, Robeco Boston Partners International Equity Fund

International investing is subject to special risks including, but not limited to, currency risk associated with securities denominated in other than US dollar, which may be affected by fluctuations in currency exchange rates, political, social or economic instability, and differences in taxation, auditing and other financial practices. Investment in emerging market securities may increase these risks. The Fund may invest in small and mid cap companies which tend to be more volatile and may fluctuate in the opposite direction of the broader stock market average, and in illiquid securities which involves risk of limitations on resale and uncertainty determining valuation. An investment in the Fund should be part of a carefully diversified portfolio.

Top Ten Positions (as of 8/31/14)	% of Net Assets
Liberty Global PLC, Series C	3.19%
Roche Holding AG, Participation Certificate	3.14%
Novartis AG, Registered Shares	2.78%
Fresenius SE & Co. KGaA	2.64%
Sanofi	2.58%
Stock Spirits Group PLC	2.04%
Aurelius AG	2.00%
Cap Gemini SA	1.84%
Allianz SE, Registered Shares	1.76%
Safran SA	1.75%

Portfolio Review as of (8/31/2014)
P/E: Price/Earnings:	13.1	x
P/B: Price/Book:	1.6	x
Holdings:	84
Weighted Average Market Capitalization (millions):	$51,829
ROE: Return on Equity:	14.3%
OROA: Operating Return on Operating Assets:	29.6%

18	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND (unaudited) (concluded)

Comparison of Change in Value of $100,000 Investment in

Robeco Boston Partners International Equity Fund vs. MSCI EAFE Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 30, 2011 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI EAFE Index is unmanaged, does not incur expenses and is not available for investment.

For The Periods Ended August 31, 2014
	Average Annual Total Return		Gross Expense Ratio	Net Expense Ratio
	1 Year	Since Inception(1)
International Equity Fund — Institutional Class	18.18%	17.81%	3.18%	0.95%
MSCI EAFE Index	16.92%	17.02%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2014, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period December 30, 2011 (commencement of operations) through August 31, 2014.

The MSCI EAFE Index is an unmanaged index that measures the equity market performance of developed markets excluding the US and Canada.

ANNUAL REPORT 2014	19

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited)

Dear Shareholder:

The Boston Partners Global Long/Short Fund (Institutional Class) returned 3.00% since its inception on December 31, 2013 through the fiscal period ended August 31, 2014. The Fund lagged the 7.20% return posted by the MSCI World Index during this time period, and an average short exposure of 49% of Fund assets accounted for the majority of underperformance.

The Fund’s long holdings rose 8.2% during the period, outperforming the Index and contributing 6.6% to overall gross performance. Short holdings rose 2.6% during the period, underperforming the Index – which is beneficial to relative performance – and detracted -0.4% from overall gross performance. On the long side, the Fund’s Health Care, Energy, and Technology holdings accounted for the majority of performance during the period. Short holdings in the Consumer Non-Durables, Consumer Services, and Communications sectors contributed to overall Fund results.

Turnover in the Fund’s holdings was more active on the short side than long – the portfolio managers added 81 new shorts and 54 new longs while closing 98 shorts and 62 longs. The Fund’s portfolio managers decreased the number of portfolio holdings throughout the fiscal period, covering and selling positions and reallocating capital to companies with the highest levels of conviction. Given the strong equity run over the past couple of years, the average short position in the portfolio has a larger downside than upside for the average long position.

Over recent months, the U.S. economic outlook has brightened while stock market sentiment appears to have turned cloudier. After posting negative growth GDP numbers earlier in the calendar year, U.S. GDP snapped back in the third calendar quarter, growing at a 4.6% rate. However, non-U.S. prospects are not as upbeat, as GDP in the Eurozone has been stagnant and concerns remain over Asian economies, particularly Japan and China. Overall, the combination of underperforming international economies, rising political conflicts and the prospect of the Federal Reserve becoming less accommodative have put investors on edge.

The Fund ended the fiscal period with approximately 44% net long exposure, with roughly 95% of capital invested long and approximately 51% invested short. Portfolio managers maintain highest net long exposures to the Health Care, Financials, and Information Technology sectors as well as the North American region. Conversely, Fund managers are least bullish on the prospects for Utilities, Telecommunications, and Consumer Non-Durables sectors, evidenced by low net exposures to those sectors.

The portfolio managers managing the Fund continue to focus their efforts on purchasing shares of only those companies they deem most likely to appreciate on the long side, while selling short securities likely to fail due to a combination of valuation risk, earnings risk, and/or balance sheet risk. Our analysis process is bottom-up and rooted in the three circles framework of low valuation, positive momentum and strong business fundamentals that the portfolio managers of Boston Partners and its predecessors have been employing for over a quarter century.

Sincerely,

Christopher Hart, CFA & Joshua Jones, CFA

Portfolio Manager and Associate Portfolio Manager for the Robeco Boston Partners Global Long/Short Equity Fund

Top Ten Positions (as of 8/31/14)	% of Net Assets
Apple, Inc.	3.11%
Microsoft Corp.	3.07%
Liberty Global PLC, Series C	2.77%
Comcast Corp., Class A	2.61%
CVS Health Corp.	2.57%
Graphic Packaging Holding Co.	2.11%
Roche Holding AG, Participation Certificate	2.03%
McKesson Corp.	1.94%
Capital One Financial Corp.	1.78%
Johnson & Johnson	1.68%

Portfolio Review (as of 8/31/14)	Long		Short
P/E: Price/Earnings:	15.2	x	25.1	x
P/B: Price/Book:	2.1	x	2.9	x
Holdings:	100		135
Weighted Average Market Capitalization (millions):	$89,227		$11,232
ROE: Return on Equity:	15.5%		16.9%
OROA: Operating Return on Operating Assets:	54.8%		28.6%

20	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (continued)

Comparison of Change in Value of $100,000 Investment in Robeco Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $100,000 minimum initial investment in the Fund made on December 31, 2013 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Period Ended August 31, 2014

	Total Return	Gross Expense Ratio	Net Expense Ratio
	Since Inception (1)
Global Long/Short Fund — Institutional Class	3.00%	5.44%	3.27%
MSCI World Index	7.20%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2014, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period December 31, 2013 (commencement of operations) through August 31, 2014.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

ANNUAL REPORT 2014	21

ROBECO INVESTMENT FUNDS

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND (unaudited) (concluded)

Comparison of Change in Value of $10,000 Investment in Robeco Boston Partners Global Long/Short Fund vs. MSCI World Index

The chart assumes a hypothetical $10,000 minimum initial investment in the Fund made on April 11, 2014 and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the MSCI World Index is unmanaged, does not incur expenses and is not available for investment.

For The Period Ended August 31, 2014

	Total Return	Gross Expense Ratio	Net Expense Ratio
	Since Inception (1)
Global Long/Short Fund — Investor Class	4.36%	5.69%	3.52%
MSCI World Index	6.72%	n/a	n/a

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Robeco Investment Management, Inc. has contractually agreed, until at least December 31, 2014, to waive a portion of its advisory fee and agreed to reimburse a portion of the Fund’s operating expenses, if necessary, to maintain the expense ratio as set forth in the notes to the financial statements. Furthermore, the Adviser is entitled to recoup fees foregone or expenses reimbursed for the first three years the advisory agreement is in effect. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations. The Fund’s annual operating expense ratios above (including interest and dividend expense on short sales) are as stated in the current prospectus. These rates can fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please call 1-888-261-4073 or visit our web site at www.robecoinvest.com. There is a 1% redemption fee for shares held less than 60 days.

(1)	For the period April 11, 2014 (commencement of operations) through August 31, 2014.

The MSCI World Index is an unmanaged index that measures the equity market performance of developed markets.

22	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying tables provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund(s) and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Annualized Expense Ratio		Expenses Paid During Period*
Robeco Boston Partners Small Cap Value Fund II
Institutional
Actual	$1,000.00	$1,032.80	1.18%		$6.05
Hypothetical	1,000.00	1,019.26	1.18%		6.01
Investor
Actual	$1,000.00	$1,031.20	1.43%		$7.32
Hypothetical	1,000.00	1,018.00	1.43%		7.27
Robeco Boston Partners Long/Short Equity Fund
Institutional
Actual	$1,000.00	$1,139.90	4.56	%(1)	$24.60
Hypothetical	1,000.00	1,002.22	4.56	%(1)	23.01
Investor
Actual	$1,000.00	$1,138.20	4.82	%(1)	$25.98
Hypothetical	1,000.00	1,000.91	4.82	%(1)	24.31
Robeco Boston Partners Long/Short Research Fund
Institutional
Actual	$1,000.00	$1,045.60	2.65	%(1)	$13.66
Hypothetical	1,000.00	1,011.85	2.65	%(1)	13.44
Investor
Actual	$1,000.00	$1,044.60	2.90	%(1)	$14.95
Hypothetical	1,000.00	1,010.59	2.90	%(1)	14.70

ANNUAL REPORT 2014	23

ROBECO INVESTMENT FUNDS

FUND EXPENSE EXAMPLES (unaudited) (concluded)

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Annualized Expense Ratio		Expenses Paid During Period*
Robeco Boston Partners All-Cap Value Fund
Institutional
Actual	$1,000.00	$1,082.40	0.70%		$3.67
Hypothetical	1,000.00	1,021.68	0.70%		3.57
Investor
Actual	$1,000.00	$1,081.20	0.95%		$4.98
Hypothetical	1,000.00	1,020.42	0.95%		4.84
Robeco Boston Partners WPG Small/Micro Cap Value Fund
Institutional
Actual	$1,000.00	$1,041.30	1.27%		$6.53
Hypothetical	1,000.00	1,018.80	1.27%		6.46
Robeco Boston Partners Global Equity Fund
Institutional
Actual	$1,000.00	$1,049.10	0.96%		$4.96
Hypothetical	1,000.00	1,020.37	0.96%		4.89
Robeco Boston Partners International Equity Fund
Institutional
Actual	$1,000.00	$1,000.70	0.95%		$4.79
Hypothetical	1,000.00	1,020.42	0.95%		4.84
Robeco Boston Partners Global Long/Short Fund
Institutional
Actual	$1,000.00	$1,033.10	3.88	%(1)	$19.88
Hypothetical	1,000.00	1,005.65	3.88	%(1)	19.61
Investor**
Actual	$1,000.00	$1,043.60	4.12	%(1)	$16.03
Hypothetical	1,000.00	1,004.44	4.12	%(1)	20.82

*	Expenses are equal to the Fund’s annualized six-month expense ratios in the table above, which include waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return of 3.28% and 3.12% for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners Small Cap Value Fund II; 13.99% and 13.82% for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners Long/Short Equity Fund; 4.56% and 4.46% for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners Long/Short Research Fund; 8.24% and 8.12% for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners All-Cap Value Fund; 4.13% for the Institutional Class of the WPG Small/Micro Cap Value Fund, 4.91% for the Institutional Class of the Robeco Boston Partners Global Equity Fund, 0.07% for the Institutional Class of the Robeco Boston Partners International Equity Fund and 3.31% and 4.36% (since commencement of operations on April 11, 2014) for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners Global Long/Short Fund.

**	Expenses are equal to the Investor Class of the Robeco Boston Partners Global Long/Short Fund’s’ annualized expense ratio for the period beginning April 11, 2014 (commencement of operations) to August 31, 2014 of 4.12%, multiplied by the average account value over the period, multiplied by the number of days in the most recent period (139) then divided by 365 days to reflect the days in the period. For comparison purposes, the hypothetical expenses are as if the Investor Class had been in existence from March 1, 2014 and are equal to the Investor Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by 365 to reflect the period.

(1)

These amounts include dividends paid on securities which the Funds have sold short (“short-sale dividends”) and related interest expense. The amount of short-sale dividends and related interest expense was 2.13% and 1.23% of average net assets for the six-month period ended August 31, 2014 for both the Institutional Class and Investor Class of the Robeco Boston Partners Long/Short Equity Fund and Robeco Boston Partners Long/Short Research Fund, respectively, and 1.91% and 1.89% of average net assets for the Institutional Class and Investor Class, respectively, of the Robeco Boston Partners Global Long/Short Fund.

24	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

PORTFOLIO HOLDINGS SUMMARY TABLES (unaudited)

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Consumer Services	19.8%	$42,544,034
Finance	18.5	39,699,441
Capital Goods	14.3	30,698,839
Technology	9.5	20,445,651
Real Estate Investment Trust	9.5	20,435,951
Health Care	9.4	20,040,780
Basic Industries	3.9	8,228,325
Conumer Non-Durables	3.7	7,987,837
Consumer Durables	3.2	6,939,239
Energy	2.8	5,890,965
Utilities	0.9	1,863,924
Transportation	0.8	1,778,245
SECURITIES LENDING COLLATERAL	4.4	9,407,600
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)	(1,432,574)

NET ASSETS	100.0%	$214,528,257

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Consumer Services	15.4%	$136,585,718
Technology	14.9	132,218,333
Finance	14.7	130,491,174
Energy	12.0	106,200,038
Basic Industries	11.0	97,990,846
Health Care	10.3	91,433,966
Capital Goods	8.5	75,512,891
Communications	5.2	46,196,102
Consumer Non-Durables	4.2	37,263,331
Consumer Durables	2.0	17,791,817
Real Estate Investment Trusts	1.0	9,221,916
Transportation	0.2	1,568,450
OPTIONS PURCHASED	0.1	989,055
SECURITIES LENDING COLLATERAL	3.6	31,865,745
SECURITIES SOLD SHORT	(60.0)	(532,618,566)
WRITTEN OPTIONS	0.0	(14,900)
OTHER ASSETS IN EXCESS OF LIABILITIES	56.9	505,431,587

NET ASSETS	100.0%	$888,127,503

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	17.9%	$958,934,246
Technology	15.9	847,719,853
Health Care	13.0	695,737,078
Consumer Services	11.2	600,795,755
Energy	11.2	596,831,153
Capital Goods	10.0	532,108,219
Basic Industries	6.5	345,468,748
Consumer Non-Durables	3.6	191,013,203
Communications	3.1	168,307,327
Consumer Durables	2.6	139,236,915
Real Estate Investment Trusts	1.2	65,984,881
Transportation	0.3	18,036,241
WARRANTS	0.0	796,158
SECURITIES SOLD SHORT	(46.6)	(2,494,330,684)
WRITTEN OPTIONS	(0.1)	(2,755,524)
OTHER ASSETS IN EXCESS OF LIABILITIES	50.2	2,684,753,227

NET ASSETS	100.0%	$5,348,636,796

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	26.6%	$254,138,039
Technology	18.2	173,783,943
Health Care	17.0	162,103,567
Energy	10.3	98,085,672
Consumer Services	8.7	82,930,274
Capital Goods	5.7	54,069,418
Consumer Non-Durables	4.4	42,037,251
Consumer Durables	2.9	27,855,115
Communications	2.3	22,241,791
Basic Industries	1.3	11,956,967
Real Estate Investment Trusts	0.1	684,314
SECURITIES LENDING COLLATERAL	0.5	5,021,034
RIGHTS	0.0	—
WRITTEN OPTIONS	(0.1)	(796,240)
OTHER ASSETS IN EXCESS OF LIABILITIES	2.1	19,953,837

NET ASSETS	100.0%	$954,064,982

Portfolio holdings are subject to change at any time.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	25

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

PORTFOLIO HOLDINGS SUMMARY TABLES (unaudited) (concluded)

ROBECO WPG SMALL/MICRO CAP VALUE FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Finance	20.6%	$9,479,613
Real Estate Investment Trusts	12.5	5,745,009
Energy	11.5	5,273,222
Consumer Services	10.2	4,691,438
Technology	9.7	4,454,926
Capital Goods	9.0	4,162,008
Transportation	6.7	3,080,372
Health Care	4.2	1,948,116
Utilities	4.1	1,883,326
Consumer Durables	2.8	1,286,784
Consumer Non-Durables	2.7	1,239,704
Basic Industries	1.8	819,244
SECURITIES LENDING COLLATERAL	12.6	5,806,836
LIABILITIES IN EXCESS OF OTHER ASSETS	(8.4)	(3,862,569)

NET ASSETS	100.0%	$46,008,029

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Consumer Discretionary	18.8%	$11,267,045
Health Care	16.2	9,736,571
Finance	14.6	8,787,687
Information Technology	14.0	8,371,928
Industrials	9.5	5,719,385
Materials	8.9	5,359,671
Energy	8.9	5,356,249
Consumer Staples	5.5	3,328,136
Telecommunication Services	1.4	839,202
OTHER ASSETS IN EXCESS OF LIABILITIES	2.2	1,321,216

NET ASSETS	100.0%	$60,087,090

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS

INTERNATIONAL EQUITY FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Consumer Discretionary	19.8%	$2,769,393
Health Care	17.3	2,416,075
Financials	15.0	2,097,661
Industrials	10.4	1,452,709
Materials	9.1	1,270,275
Information Technology	7.6	1,069,768
Consumer Staples	6.3	885,917
Energy	5.9	831,457
Telecommunication Services	2.9	404,058
OTHER ASSETS IN EXCESS OF LIABILITIES	5.7	795,000

NET ASSETS	100.0%	$13,992,313

Portfolio holdings are subject to change at any time.

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCK
Consumer Discretionary	17.3%	$6,978,826
Health Care	15.4	6,181,998
Financials	14.1	5,677,913
Information Technology	13.9	5,580,903
Industrials	10.4	4,165,685
Energy	9.3	3,755,284
Materials	8.5	3,407,130
Consumer Staples	5.3	2,132,938
Telecommunication Services	1.4	568,086
WARRANTS	0.0	3,838
SECURITIES SOLD SHORT	(47.5)	(19,097,186)
OTHER ASSETS IN EXCESS OF LIABILITIES	51.9	20,888,929

NET ASSETS	100.0%	$40,244,344

Portfolio holdings are subject to change at any time.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—96.3%
Basic Industries—3.9%
Cloud Peak Energy, Inc. *	93,205	$1,464,250
Graphic Packaging Holding Co. *	329,495	4,214,241
PolyOne Corp.	15,894	623,363
Schweitzer-Mauduit International, Inc.	31,950	1,368,738
Sensient Technologies Corp.	9,940	557,733

		8,228,325

Capital Goods—14.3%
Actuant Corp., Class A	54,525	1,839,128
Aegion Corp. *	59,115	1,457,776
Ampco-Pittsburgh Corp.	17,860	379,346
Brady Corp., Class A	28,173	749,965
Cabot Corp.	27,700	1,517,406
Cubic Corp.	20,740	925,834
Curtiss-Wright Corp.	19,360	1,390,822
Drew Industries, Inc.	27,495	1,220,503
Globe Specialty Metals, Inc.	85,255	1,751,138
Granite Construction, Inc.	33,525	1,182,427
Hillenbrand, Inc.	33,815	1,130,774
Huntington Ingalls Industries, Inc.	17,650	1,802,241
LSB Industries, Inc. *	29,955	1,199,698
MRC Global, Inc. *	63,230	1,569,369
Mueller Industries, Inc.	35,420	1,035,681
Orion Marine Group, Inc. *	129,185	1,306,060
Rofin-Sinar Technologies, Inc. *	26,875	643,925
Stock Building Supply Holdings, Inc. *	83,305	1,416,185
Terex Corp.	44,520	1,665,493
WESCO International, Inc. *	24,610	2,066,994
World Fuel Services Corp.	100,227	4,448,074

		30,698,839

Consumer Durables—3.2%
Tempur Sealy International, Inc. *	39,310	2,300,421
Thor Industries, Inc.	46,130	2,477,642
Tower International, Inc. *	64,455	2,161,176

		6,939,239

Consumer Non-Durables—3.7%
Alliance One International, Inc. *	53,870	119,591
Fresh Del Monte Produce, Inc.	27,410	875,475
Matthews International Corp., Class A	11,720	540,878
Nu Skin Enterprises, Inc., Class A	30,675	1,371,786
Skechers U.S.A., Inc., Class A *	21,970	1,282,389
Steven Madden Ltd. *	40,677	1,382,611
Take-Two Interactive Software, Inc. *	54,500	1,281,295
Universal Corp. (a)	21,490	1,133,812

		7,987,837

Consumer Services—19.8%
Abercrombie & Fitch Co., Class A (a)	86,535	3,617,163
ABM Industries, Inc.	31,465	836,969
American Eagle Outfitters, Inc.	153,070	2,155,226
Asbury Automotive Group, Inc. *	40,215	2,802,181

	Number of Shares	Value
Consumer Services—(continued)
Ascena Retail Group, Inc. *	64,385	$1,119,655
Booz Allen Hamilton Holding Corp.	51,315	1,138,167
Brink’s Co., (The)	44,000	1,204,720
CBIZ, Inc. *	59,020	507,572
Ennis, Inc.	23,535	339,610
Finish Line, Inc., (The), Class A	102,715	3,043,445
FTD Cos, Inc. *	46,235	1,531,303
FTI Consulting, Inc. *	41,395	1,535,754
G&K Services, Inc., Class A	19,867	1,110,367
Group 1 Automotive, Inc.	19,745	1,582,759
Heidrick & Struggles International, Inc.	42,795	926,940
ICF International, Inc. *	30,665	1,035,864
International Speedway Corp., Class A	44,118	1,477,512
KAR Auction Services, Inc.	85,140	2,567,822
Knoll, Inc.	51,723	946,014
Korn/Ferry International *	20,295	613,924
Live Nation Entertainment, Inc. *	51,670	1,134,673
MAXIMUS, Inc.	25,840	1,064,608
Men’s Wearhouse, Inc., (The)	46,920	2,535,088
Navigant Consulting, Inc. *	133,485	2,174,471
Papa Murphy’s Holdings Inc. * (a)	132,591	1,164,149
Rent-A-Center, Inc.	34,215	953,230
RPX Corp. *	114,915	1,745,559
Steiner Leisure Ltd. *	8,705	370,137
Tetra Tech, Inc.	15,880	404,940
Viad Corp.	16,125	353,783
XO Group, Inc. *	47,005	550,429

		42,544,034

Energy—2.8%
Bristow Group, Inc.	18,060	1,318,019
Contango Oil & Gas Co. *	11,920	472,270
Forum Energy Technologies, Inc. *	26,245	893,642
Helix Energy Solutions Group, Inc. *	36,340	992,809
Rosetta Resources, Inc. *	19,940	997,000
Western Refining, Inc.	26,160	1,217,225

		5,890,965

Finance—18.5%
Ameris Bancorp	25,993	594,980
AMERISAFE, Inc.	20,345	767,617
Apollo Investment Corp.	72,940	639,684
BBCN Bancorp, Inc.	147,095	2,147,587
Centerstate Banks, Inc.	60,235	629,456
Columbia Banking System, Inc.	31,140	809,951
Essent Group Ltd. *	33,000	694,980
Federal Agricultural Mortgage Corp., Class C	8,495	279,655
Fifth Street Finance Corp.	101,800	1,000,694
First American Financial Corp.	106,620	3,022,677
First Citizens Bancshares, Inc., Class A	3,690	847,925
First NBC Bank Holding Co. *	36,735	1,179,561
FirstMerit Corp.	69,806	1,203,106
Flushing Financial Corp.	29,540	570,122

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	27

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
Gladstone Capital Corp.	17,265	$167,298
Global Indemnity PLC *	15,698	424,474
Heritage Financial Corp.	38,000	621,680
Infinity Property & Casualty Corp.	12,310	841,758
JMP Group, Inc.	74,055	508,017
Maiden Holdings Ltd.	176,860	2,150,618
Nationstar Mortgage Holdings, Inc. * (a)	55,290	1,935,150
Navigators Group, Inc., (The) *	9,810	630,293
Nelnet, Inc., Class A	43,306	1,904,165
Park Sterling Corp.	48,200	329,206
PHH Corp. *	81,005	1,940,880
Platinum Underwriters Holdings Ltd.	26,625	1,663,264
Radian Group, Inc. (a)	75,315	1,096,586
RCS Capital Corp., Class A	52,420	1,162,151
Safety Insurance Group, Inc.	11,125	614,100
Stancorp Financial Group, Inc.	15,390	1,008,353
Stewart Information Services Corp.	72,350	2,331,117
SVB Financial Group *	4,880	543,242
Symetra Financial Corp.	85,450	2,079,853
Walker & Dunlop, Inc. *	102,715	1,457,526
Walter Investment Management Corp. * (a)	46,125	1,215,394
Washington Federal, Inc.	31,555	686,321

		39,699,441

Health Care—9.4%
Amsurg Corp. *	23,275	1,251,962
Centene Corp. *	8,450	660,199
Chemed Corp.	18,250	1,927,382
Hanger Orthopedic Group, Inc. *	49,135	1,100,624
ICON PLC *	25,085	1,242,711
Integra LifeSciences Holdings Corp. *	32,625	1,630,924
Kindred Healthcare, Inc.	91,332	1,886,006
LHC Group, Inc. *	19,015	489,446
LifePoint Hospitals, Inc. *	16,600	1,241,680
Omnicell, Inc. *	28,230	794,675
Owens & Minor, Inc. (a)	29,312	1,008,333
PAREXEL International Corp. *	24,580	1,387,295
Select Medical Holdings Corp.	98,430	1,379,989
Symmetry Medical, Inc. *	131,520	1,212,614
U.S. Physical Therapy, Inc.	79,186	2,826,940

		20,040,780

Real Estate Investment Trusts—9.5%
Altisource Residential Corp., Class B	28,510	699,635
American Capital Mortgage Investment Corp.	32,305	664,837
American Residential Properties, Inc. *	78,885	1,497,237
Anworth Mortgage Asset Corp.	135,557	703,541
Ares Commercial Real Estate Corp.	109,610	1,379,990
Chatham Lodging Trust	64,610	1,493,783

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
Colony Financial, Inc.	24,590	$551,308
CYS Investments, Inc.	240,980	2,272,441
Gladstone Commercial Corp.	19,890	363,589
Hatteras Financial Corp.	102,010	2,029,999
Javelin Mortgage Investment Corp. (a)	63,750	845,325
MFA Financial, Inc.	317,280	2,677,843
Monmouth Real Estate Investment Corp., Class A (a)	77,770	841,471
QTS Realty Trust, Inc.	17,870	538,781
Silver Bay Realty Trust Corp.	46,017	767,103
Two Harbors Investment Corp.	290,025	3,109,068

		20,435,951

Technology—9.5%
Bel Fuse, Inc., Class B	54,006	1,271,301
Belden, Inc.	44,470	3,249,423
Brooks Automation, Inc.	49,700	563,598
Coherent, Inc. *	11,080	714,328
Electronics for Imaging, Inc. *	17,215	758,149
EnerSys, Inc.	52,520	3,376,511
Insight Enterprises, Inc. *	21,550	565,472
Integrated Device Technology, Inc. *	17,925	294,866
Magnachip Semiconductor Corp. *	46,890	578,154
NETGEAR, Inc. *	31,855	1,058,223
Sykes Enterprises, Inc. *	90,555	1,896,222
SYNNEX Corp. *	45,775	3,192,349
TeleTech Holdings, Inc. *	22,415	601,843
Teradyne, Inc.	30,490	627,789
TriQuint Semiconductor, Inc. *	82,140	1,697,423

		20,445,651

Transportation—0.8%
Diana Shipping, Inc. * (a)	43,480	462,627
Landstar System, Inc.	9,470	642,681
Quality Distribution, Inc. *	47,930	672,937

		1,778,245

Utilities—0.9%
PNM Resources, Inc.	71,115	1,863,924

TOTAL COMMON STOCK (Cost $142,262,554)		206,553,231

SECURITIES LENDING COLLATERAL—4.4%
BlackRock Liquidity TempFund, Institutional Shares	9,407,600	9,407,600

TOTAL SECURITIES LENDING COLLATERAL (Cost $9,407,600)		9,407,600

TOTAL INVESTMENTS—100.7% (Cost $151,670,154)		215,960,831

LIABILITIES IN EXCESS OF OTHER ASSETS—(0.7)%		(1,432,574)

NET ASSETS—100.0%		$214,528,257

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II (concluded)	PORTFOLIO OF INVESTMENTS

PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan (See Note 6 of the Notes to Financial Statements).

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows (see Note 1 in the Notes to Financial Statements):

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock **	$206,553,231	$206,553,231	$—	$—
Securities Lending Collateral	9,407,600	9,407,600	—	—

Total Assets	$215,960,831	$215,960,831	$—	$—

**	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	29

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—103.1%
COMMON STOCK—99.4%
Basic Industries—11.0%
AEP Industries, Inc. * †	232,964	$9,866,026
Alcoa, Inc. †	158,475	2,632,271
American Vanguard Corp.	460,719	6,192,064
Arch Coal, Inc. (a)	704,185	2,147,764
Barrick Gold Corp. (a)	119,178	2,191,683
Berry Plastics Group, Inc. * †	249,367	6,012,238
Cameco Corp.	200,499	3,923,765
Cloud Peak Energy, Inc. *	286,326	4,498,181
Crown Holdings, Inc. * †	136,584	6,592,910
Eldorado Gold Corp. (a)	278,741	2,307,975
Freeport-McMoRan Copper & Gold, Inc. †	146,425	5,325,477
Goldcorp, Inc.	74,304	2,085,713
Greif, Inc., Class B †	43,250	2,298,738
Koppers Holdings, Inc. †	159,897	5,933,778
Monsanto Co.	38,280	4,427,082
Newmont Mining Corp. †	68,085	1,844,423
Owens-Illinois, Inc. * †	139,813	4,304,842
Pan American Silver Corp. † (a)	216,205	3,104,704
POSCO — ADR	45,698	3,783,794
Reliance Steel & Aluminum Co.	64,237	4,491,451
Royal Gold Inc. †	17,425	1,354,794
Steel Dynamics, Inc. †	246,860	5,737,026
Universal Stainless & Alloy Products, Inc. *	88,931	2,848,460
Vale SA (a)	131,614	1,718,879
Yamana Gold, Inc.	278,448	2,366,808

		97,990,846

Capital Goods—8.5%
AECOM Technology Corp. * †	180,866	6,843,969
Aggreko PLC	90,235	2,551,663
Alamo Group, Inc.	93,115	4,539,356
American Woodmark Corp. *	40,446	1,586,292
Blount International, Inc. *	10,516	168,046
Cemex SAB de CV ADR * †	344,208	4,553,872
Chicago Bridge & Iron Co. NV	45,868	2,908,949
Cubic Corp. †	82,371	3,677,041
Fluor Corp. †	67,257	4,969,620
General Cable Corp. †	123,375	2,648,861
Global Brass & Copper Holdings, Inc. †	447,849	6,919,267
Great Lakes Dredge & Dock Corp. *	377,944	2,879,933
Joy Global, Inc. †	93,509	5,905,093
Orion Marine Group, Inc. * †	311,176	3,145,989
Preformed Line Products Co.	18,216	1,036,490
Rofin-Sinar Technologies, Inc. * †	168,241	4,031,054
Safran SA — ADR †	201,474	3,284,026
Stanley Black & Decker, Inc.	47,431	4,339,937
URS Corp. †	102,497	6,209,268
World Fuel Services Corp. †	74,677	3,314,165

		75,512,891

Communications—5.2%
Angie’s List, Inc. * (a)	344,319	2,640,927

	Number of Shares	Value
Communications—(continued)
China Unicom Hong Kong Ltd. ADR (a)	355,071	$6,295,409
Comcast Corp., Class A †	121,112	6,628,460
Hawaiian Telcom Holdco, Inc. * †	226,091	6,217,503
Iridium Communications, Inc. * (a)	1,639,520	15,411,488
Support.Com, Inc. *	432,205	1,041,614
Verisign, Inc *	89,283	5,095,827
Yahoo!, Inc. *	74,393	2,864,874

		46,196,102

Consumer Durables—2.0%
Cooper-Standard Holding, Inc. * †	26,574	1,740,863
Dorel Industries, Inc., Class B (a)	176,200	5,989,038
Helen of Troy Ltd. * †	82,636	4,811,068
Samsung Electronics Co. Ltd. — GDR	8,618	5,250,848

		17,791,817

Consumer Non-Durables—4.2%
Archer-Daniels-Midland Co. †	65,615	3,271,564
Avon Products, Inc.	173,147	2,430,984
Central Garden and Pet Co., Class A *	267,636	2,411,400
Crimson Wine Group Ltd * †	277,686	2,582,480
Dean Foods Co. (a) †	204,581	3,310,121
Energizer Holdings, Inc.	37,325	4,535,734
Hanesbrands, Inc.	35,093	3,603,349
Leucadia National Corp. †	216,681	5,401,857
Ralph Lauren Corp.	29,062	4,917,290
Unilever NV †	115,239	4,798,552

		37,263,331

Consumer Services—15.4%
Advance Auto Parts, Inc. †	22,604	3,083,638
Barrett Business Services, Inc.	66,494	3,935,780
Children’s Place Retail Stores, Inc., (The)	66,802	3,591,276
Conversant, Inc. *	103,093	2,839,181
CRA International, Inc. * †	143,132	3,851,682
CVS Health Corp. †	79,916	6,349,326
eBay, Inc. * †	158,288	8,784,984
Ennis, Inc. †	293,328	4,232,723
Express, Inc. * †	244,174	4,233,977
FTD Cos, Inc. *	82,904	2,745,780
GNC Holdings, Inc., Class A †	150,075	5,695,346
Global Cash Access Holdings, Inc. *	336,566	2,628,580
Harte-Hanks, Inc. †	432,227	3,029,911
ITE Group PLC	635,388	2,139,041
Liberty Interactive Corp., Class A * †	131,176	3,872,316
Macy’s, Inc. †	147,676	9,198,738
Madison Square Garden Co. (The) *	41,248	2,757,841
Metalico, Inc. *	633,749	766,836
MTR Gaming Group, Inc. *	437,143	1,971,515
Outerwall, Inc. * (a)	56,869	3,351,290
Overstock.com, Inc. * (a)	176,521	3,119,126

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

30	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Services—(continued)
Realogy Holdings Corp. * †	90,484	$3,689,033
Regis Corp. †	233,897	3,534,184
Scripps Networks Interactive, Inc., Class A	39,239	3,127,741
SpartanNash Co.	172,140	3,699,289
Speedway Motorsports, Inc.	117,945	2,193,777
Steiner Leisure Ltd. *	67,289	2,861,128
Systemax, Inc. * †	441,769	6,440,992
Tetra Tech, Inc. †	166,929	4,256,690
Titan Machinery, Inc. * (a)	170,785	2,102,363
Tropicana Entertainment, Inc. *	96,830	1,666,444
Viacom, Inc., Class B †	45,581	3,698,898
Walgreen Co. †	77,260	4,675,775
Walt Disney Co., (The) †	99,795	8,969,575
Wyndham Worldwide Corp. †	43,130	3,490,942

		136,585,718

Energy—12.0%
Apache Corp. †	60,399	6,150,430
BP PLC — Sponsored ADR	183,416	8,774,605
Canadian Natural Resources Ltd. †	114,083	4,968,315
Cenovus Energy, Inc. †	88,877	2,834,288
Dawson Geophysical Co.	62,895	1,422,685
EOG Resources, Inc. †	67,160	7,379,541
EQT Corp. †	45,195	4,477,017
Exxon Mobil Corp.	44,562	4,432,137
Gazprom OAO — Sponsored ADR	575,906	4,139,900
Grand Tierra Energy, Inc. *	508,698	3,413,364
Halliburton Co. †	66,188	4,474,971
Legacy Oil + Gas, Inc. *	466,275	3,352,517
Lukoil OAO — Sponsored ADR	44,769	2,485,127
McDermott International, Inc. * (a)	362,806	2,612,203
Newfield Exploration Co. *	60,061	2,691,934
Occidental Petroleum Corp. †	80,148	8,313,752
Ocean Rig UDW, Inc.	273,763	5,072,828
Rosetta Resources, Inc. * †	69,898	3,494,900
Royal Dutch Shell PLC, Class A — ADR	60,547	4,902,491
Schlumberger Ltd. †	76,098	8,343,385
Suncor Energy, Inc.	162,340	6,670,551
Talisman Energy, Inc. †	392,725	3,954,741
TGC Industries, Inc. *	459,589	1,838,356

		106,200,038

Finance—14.7%
ACE Ltd. †	62,989	6,697,620
AerCap Holdings NV * †	124,021	5,884,796
American International Group, Inc. †	162,951	9,135,033
Axis Capital Holdings Ltd. †	102,228	4,929,434
Bank of America Corp.	389,902	6,273,523
Berkshire Hathaway, Inc., Class B * †	85,736	11,767,266
Capital Southwest Corp.	158,065	5,785,179
Century Bancorp, Inc., Class A †	36,535	1,314,529
CIT Group, Inc.	58,382	2,800,001

	Number of Shares	Value
Finance—(continued)
Citigroup, Inc. †	179,287	$9,260,174
Endurance Specialty Holdings Ltd. †	91,301	5,301,849
ePlus, Inc. *	100,870	5,897,869
Fairfax Financial Holdings Ltd. †	4,453	2,046,109
Flushing Financial Corp. †	96,517	1,862,778
HF Financial Corp. †	81,322	1,089,715
JPMorgan Chase & Co. †	91,261	5,425,466
Loews Corp. †	109,341	4,782,575
Maiden Holdings Ltd. †	755,806	9,190,601
National Western Life Insurance Co., Class A †	9,494	2,411,476
New Hampshire Thrift Bancshares, Inc.	29,229	438,435
PartnerRE Ltd. †	50,077	5,593,100
Sprott, Inc.	3,051,064	8,362,155
Steel Excel, Inc. * †	127,172	4,196,676
Validus Holdings Ltd. †	157,215	6,148,679
White Mountains Insurance Group Ltd. †	6,143	3,896,136

		130,491,174

Health Care—10.3%
Alphatec Holdings, Inc. *	1,277,448	1,992,819
Amgen, Inc. †	40,470	5,640,709
Amsurg Corp. *	55,056	2,961,462
Becton, Dickinson & Co. †	31,681	3,712,063
Charles River Laboratories International, Inc. * †	40,238	2,378,066
DaVita HealthCare Partners, Inc. * †	104,586	7,810,482
Express Scripts Holding Co. *	67,932	5,022,213
Fresenius Medical Care AG & Co. KGaA — ADR †	196,496	6,908,799
Hologic, Inc. *	301,620	7,501,289
Humana, Inc. †	38,063	4,900,231
Laboratory Corp. of America Holdings * †	68,451	7,340,001
LHC Group, Inc. *	69,418	1,786,819
MFC Industrial Ltd (a)	212,512	1,697,971
Omnicare, Inc. †	67,020	4,273,865
Pfizer, Inc. †	198,718	5,840,322
Sanofi — ADR †	145,248	7,945,066
Teva Pharmaceutical Industries Ltd. — Sponsored ADR †	169,158	8,884,178
UnitedHealth Group, Inc. †	55,810	4,837,611

		91,433,966

Real Estate Investment Trusts—1.0%
Annaly Capital Management, Inc. †	198,748	2,365,101
Blackstone Mortgage Trust, Inc., Class A	74,378	2,160,681
Hatteras Financial Corp. †	119,297	2,374,010
Two Harbors Investment Corp. †	216,616	2,322,124

		9,221,916

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	31

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Technology—14.9%
Actuate Corp. * †	691,697	$3,071,135
Alpha & Omega Semiconductor Ltd. *	399,060	3,679,333
Arrow Electronics, Inc. * †	42,367	2,637,346
Avnet, Inc. †	50,167	2,232,933
Celestica, Inc. *	426,273	4,693,266
Citrix Systems, Inc. *	97,747	6,867,704
Clicksoftware Technologies Ltd. * †	1,146,669	9,127,485
Corning, Inc. †	151,190	3,153,823
CSG Systems International, Inc. †	338,411	9,380,753
EMC Corp. †	176,046	5,198,638
EPIQ Systems, Inc.	326,331	4,748,116
Evertec, Inc.	112,177	2,583,436
Flextronics International Ltd. *	244,679	2,701,256
GSI Group, Inc. * †	205,077	2,629,087
Ingram Micro, Inc., Class A * †	73,838	2,128,750
IXYS Corp.	243,088	2,914,625
Jabil Circuit, Inc. †	231,802	5,002,287
Microsoft Corp. †	159,587	7,250,037
NCR Corp. * †	216,902	7,409,372
O2Micro International Ltd — ADR *	894,430	2,754,844
ON Semiconductor Corp. * †	290,652	2,836,764
Oracle Corp. †	138,372	5,746,589
Pegasystems, Inc.	230,877	5,125,469
Quality Systems, Inc.	115,637	1,810,875
Rovi Corp. * †	99,388	2,298,844
Sykes Enterprises, Inc. *	274,944	5,757,327
TE Connectivity Ltd. †	72,402	4,538,157
Tech Data Corp. *	53,945	3,641,288
TeleNav, Inc. *	254,709	1,754,945
Teradata Corp. * †	66,223	3,024,404
Vocera Communications, Inc. *	316,182	2,776,078
Western Union Co., (The)	157,033	2,743,367

		132,218,333

Transportation—0.2%
Aurizon Holdings Ltd.	352,065	1,568,450

TOTAL COMMON STOCK (Cost $706,449,751)		882,474,582

	Number of Contracts
OPTIONS PURCHASED ††—0.1%
Outerwall, Inc. Call Options Expires 01/15/16 Strike Price $60.00	657	584,730
Outerwall, Inc. Call Options Expires 01/15/16 Strike Price $65.00	599	404,325

TOTAL OPTIONS PURCHASED (Cost $1,127,806)		989,055

	Number of Shares	Value
SECURITIES LENDING COLLATERAL—3.6%
BlackRock Liquidity TempFund Institutional Shares	31,865,745	$31,865,745

TOTAL SECURITIES LENDING COLLATERAL (Cost $31,865,745)		31,865,745

TOTAL INVESTMENTS—103.1% (Cost $739,443,302)		915,329,382

SECURITIES SOLD SHORT—(60.0%)
COMMON STOCK—(60.0%)
Basic Industries—(0.4%)
CF Industries Holdings, Inc.	(10,438)	(2,689,559)
Ethanex Energy, Inc. *	(648)	(330)
Kennady Diamonds, Inc. *	(45,900)	(329,697)
Tanzanian Royalty Exploration Corp. *	(171,865)	(407,320)

		(3,426,906)

Capital Goods—(5.7%)
Aerovironment, Inc. *	(47,356)	(1,493,608)
Applied Energetics, Inc. *	(238,070)	(3,214)
Applied Nanotech Holdings, Inc. *	(8,285)	(548)
Armstrong World Industries, Inc. *	(81,292)	(4,688,923)
Builders FirstSource, Inc. *	(301,640)	(2,081,316)
DynaMotive Energy Systems Corp. * ‡	(72,185)	(7)
Installed Building Products, Inc. *	(197,366)	(2,638,783)
Interface, Inc.	(282,223)	(4,806,258)
Lindsay Corp.	(29,755)	(2,314,344)
Martin Marietta Materials, Inc.	(44,634)	(5,845,269)
NN, Inc.	(118,827)	(3,467,372)
Smith & Wesson Holding Corp. *	(402,003)	(4,450,173)
Trex Co., Inc. *	(212,318)	(7,983,157)
USG Corp. *	(66,142)	(1,916,134)
Vulcan Materials Co.	(55,320)	(3,506,182)
Wabash National Corp. *	(386,721)	(5,468,235)

		(50,663,523)

Communications—(4.7%)
CTC Communications Group, Inc. * ‡	(98,900)	0
eGain Communications Corp. *	(142,473)	(930,349)
Equinix, Inc. *	(27,657)	(6,036,417)
Facebook, Inc., Class A *	(23,378)	(1,749,142)
Grubhub, Inc. *	(164,046)	(6,305,928)
Interliant, Inc. * ‡	(600)	0
LivePerson, Inc. *	(159,895)	(2,064,244)
Marchex, Inc., Class B	(133,347)	(1,144,117)
Meetme, Inc. *	(274,187)	(630,630)
Pandora Media, Inc. *	(142,470)	(3,852,389)
RigNet, Inc. *	(73,574)	(3,433,699)
Shutterstock, Inc. *	(26,205)	(1,855,314)
Trulia, Inc. *	(45,854)	(2,825,982)
Twitter, Inc. *	(97,372)	(4,844,257)
WebMD Health Corp. *	(60,216)	(2,911,444)
Yelp, Inc. *	(39,358)	(3,243,886)

		(41,827,798)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

32	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Durables—(3.8%)
American Axle & Manaufacturing Holdings, Inc. *	(222,756)	$(4,031,884)
Cavco Industries, Inc. *	(53,973)	(3,855,291)
GoPro, Inc., Class A *	(92,207)	(4,776,323)
Mobileye NV *	(82,230)	(3,553,981)
Qsound Labs, Inc. *	(4,440)	(29)
Select Comfort Corp. *	(86,244)	(1,929,278)
Sodastream International Ltd. *	(75,206)	(2,507,368)
Standard Pacific Corp. *	(301,269)	(2,521,622)
Tesla Motors, Inc. *	(29,170)	(7,867,149)
Universal Electronics Inc. *	(43,780)	(2,393,453)

		(33,436,378)

Consumer Non-Durables—(2.8%)
Amish Naturals, Inc. * ‡	(25,959)	0
Black Diamond, Inc. *	(164,600)	(1,395,808)
Cal-Maine Foods, Inc.	(33,791)	(2,673,206)
Deckers Outdoor Corp. *	(21,410)	(1,974,858)
Iconix Brand Group, Inc. *	(84,151)	(3,503,206)
IGI Laboratories, Inc. *	(233,174)	(1,606,569)
Keurig Green Mountain, Inc.	(16,303)	(2,173,516)
Monster Beverage Corp. *	(38,204)	(3,377,616)
Pilgrim’s Pride Corp. *	(85,340)	(2,549,106)
Quiksilver, Inc. *	(531,952)	(1,547,980)
Sanderson Farms, Inc.	(17,413)	(1,624,981)
Senomyx, Inc. *	(296,601)	(2,411,366)
Valence Technology, Inc. * ‡	(27,585)	(982)

		(24,839,194)

Consumer Services—(9.6%)
Arctic Cat, Inc.	(94,621)	(3,502,869)
BJ’s Restaurants, Inc. *	(81,416)	(3,034,374)
Buffalo Wild Wings, Inc. *	(20,391)	(3,012,770)
Build-A-Bear-Workshop, Inc. *	(118,903)	(1,550,495)
Chefs’ Warehouse, Inc., (The) *	(60,843)	(1,149,324)
Container Store Group, Inc. (The) *	(263,841)	(5,577,599)
Corporate Resource Services, Inc. *	(218,896)	(404,958)
Fresh Market, Inc., (The) *	(76,218)	(2,541,870)
inContact, Inc. *	(229,260)	(2,100,022)
Mattress Firm Holding Corp. *	(28,300)	(1,621,307)
Multimedia Games Holding Co., Inc. *	(133,885)	(3,723,342)
Nautilus Group, Inc., (The) *	(154,616)	(1,827,561)
Netflix, Inc. *	(29,485)	(14,083,215)
Nutrisystem, Inc.	(83,413)	(1,361,300)
Red Robin Gourmet Burgers, Inc. *	(50,949)	(2,705,392)
Sears Holdings Corp. *	(44,160)	(1,536,768)
Sprouts Farmers Market, Inc. *	(54,262)	(1,678,866)
Sturm Ruger & Co., Inc.	(38,349)	(1,933,173)
Texas Roadhouse, Inc.	(167,656)	(4,457,973)
Tile Shop Holdings, Inc. *	(404,733)	(4,674,666)
Tuesday Morning Corp. *	(336,333)	(5,912,734)
Viggle, Inc. *	(61)	(188)
VistaPrint NV *	(55,652)	(2,686,879)

	Number of Shares	Value
Consumer Services—(continued)
Williams-Sonoma, Inc. *	(66,757)	$(4,390,608)
Zillow, Inc., Class A *	(52,315)	(7,505,110)
zulily, Inc., Class A *	(83,870)	(2,750,936)

		(85,724,299)

Energy—(0.7%)
Beard Co. *	(9,710)	(19)
CARBO Ceramics, Inc.	(17,364)	(1,868,193)
Crescent Point Energy Corp.	(28,548)	(1,182,458)
Neste Oil OYJ	(149,322)	(2,923,420)

		(5,974,090)

Finance—(1.0%)
Bofi Holding, Inc. *	(41,256)	(3,176,299)
Janus Capital Group, Inc.	(278,390)	(3,382,439)
WisdomTree Investments, Inc. *	(169,456)	(2,004,664)

		(8,563,402)

Health Care—(15.5%)
ABIOMED, Inc. *	(132,079)	(3,440,658)
Acadia Pharmaceuticals, Inc. *	(57,148)	(1,370,409)
Accelerate Diagnostics, Inc. *	(313,000)	(6,341,380)
Accuray, Inc. *	(306,780)	(2,497,189)
Air Methods Corp. *	(49,780)	(2,920,095)
Akorn, Inc. *	(65,150)	(2,542,153)
Albany Molecular Research, Inc. *	(411,526)	(8,148,215)
Align Technology, Inc. *	(43,217)	(2,353,598)
Ani Pharmaceuticals, Inc. *	(64,971)	(1,905,599)
Aratana Therapeutics, Inc. *	(114,860)	(1,334,673)
Arena Pharmaceuticals, Inc. *	(248,768)	(1,024,924)
athenahealth, Inc. *	(25,856)	(3,734,641)
Biotime, Inc. *	(93,456)	(290,648)
BodyTel Scientific, Inc. * ‡	(4,840)	0
CareView Communications, Inc. *	(207,465)	(117,218)
Cerner Corp. *	(47,837)	(2,758,281)
Concordia Healthcare Corp.	(113,282)	(3,774,556)
DexCom, Inc. *	(101,001)	(4,464,244)
Endologix, Inc. *	(138,072)	(1,906,774)
Fluidigm Corp. *	(50,158)	(1,365,301)
GenMark Diagnostics, Inc. *	(106,935)	(1,149,551)
HealthStream, Inc. *	(115,761)	(3,005,156)
HeartWare International, Inc. *	(49,524)	(4,016,396)
Inovio Pharmaceuticals, Inc *	(285,772)	(3,026,325)
Insulet Corp. *	(76,907)	(2,777,112)
Insys Therapeutics, Inc. *	(112,613)	(3,977,491)
Intercept Pharmaceuticals, Inc. *	(11,069)	(3,206,911)
Intrexon Corp. *	(193,306)	(3,920,246)
Intuitive Surgical, Inc. *	(6,932)	(3,258,109)
IsoRay, Inc. *	(540,269)	(1,291,243)
Keryx Biopharmaceuticals, Inc. *	(115,647)	(2,103,619)
Lannett Co, Inc. *	(160,416)	(6,317,182)
Ligand Pharmaceuticals, Inc. *	(38,891)	(2,023,888)
Mannkind Corp. *	(274,529)	(2,023,279)
MiMedx Group, Inc. *	(516,925)	(3,639,152)
Mindray Medical International Ltd. — ADR	(71,299)	(2,227,381)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	33

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Health Care—(continued)
Mirati Therapeutics, Inc. *	(72,629)	$(1,492,526)
NanoString Technologies Inc *	(84,331)	(939,447)
Neuralstem, Inc. *	(466,549)	(1,898,854)
Novadaq Technologies, Inc. *	(180,158)	(2,352,863)
Novavax, Inc. *	(471,820)	(2,212,836)
Opko Health, Inc. *	(155,129)	(1,380,648)
Organovo Holdings, Inc. *	(354,838)	(2,760,640)
Osiris Therapeutics, Inc. *	(183,043)	(2,615,684)
Pharmacyclics, Inc. *	(25,829)	(3,212,869)
Relypsa, Inc. *	(16,506)	(417,272)
Sarepta Therapeutics, Inc. *	(47,131)	(1,080,714)
Seattle Genetics, Inc. *	(93,272)	(4,104,901)
Spectranetics Corp. *	(106,656)	(3,026,897)
Staar Surgical Co. *	(73,872)	(850,267)
Synageva Biopharma Corp. *	(24,588)	(1,774,516)
TherapeuticsMD, Inc. *	(390,346)	(2,166,420)
Utah Medical Products, Inc.	(11,917)	(620,757)
Wright Medical Group, Inc. *	(142,956)	(4,265,807)

		(137,427,515)

Real Estate Investment Trusts—(0.5%)
Digital Realty Trust, Inc.	(40,895)	(2,668,399)
St. Joe Co., (The) *	(87,393)	(1,892,932)

		(4,561,331)

Technology—(12.6%)
3D Systems Corp. *	(120,543)	(6,450,256)
ANTs Software, Inc. * ‡	(10,334)	(98)
Arista Networks, Inc. *	(35,141)	(2,946,573)
Ballard Power Systems, Inc. *	(561,651)	(2,128,657)
Benefitfocus, Inc. *	(95,266)	(3,145,683)
Capstone Turbine Corp. *	(735,133)	(918,916)
Castlight Health, Inc., Class B *	(200,968)	(2,393,529)
Cavium, Inc. *	(116,461)	(6,542,779)
Ciena Corp. *	(182,367)	(3,773,173)
Consygen, Inc. * ‡	(200)	0
Ellie Mae, Inc. *	(77,991)	(2,792,078)
Ener1, Inc. * ‡	(102,820)	(10)
FireEye, Inc. *	(59,945)	(1,866,687)
First Solar, Inc. *	(34,731)	(2,420,056)
Guidewire Software, Inc. *	(106,593)	(4,855,311)
Imageware Systems, Inc. *	(388,259)	(1,028,886)
Infinera Corp. *	(279,139)	(2,953,291)
Methode Electronics, Inc.	(79,786)	(2,690,384)
Micron Technology, Inc. *	(79,818)	(2,602,067)
Mobileiron, Inc. *	(357,519)	(4,143,645)
Neonode, Inc. *	(224,412)	(679,968)
Nestor, Inc. * ‡	(15,200)	(306)
NetSuite, Inc. *	(49,596)	(4,346,593)
Nimble Storage, Inc. *	(159,669)	(4,317,450)
Palo Alto Networks, Inc. *	(19,566)	(1,662,914)
Plug Power, Inc. *	(441,015)	(2,460,864)
Power Solutions International, Inc. *	(27,101)	(1,852,353)
Proofpoint, Inc. *	(82,492)	(3,289,781)
Q2 Holdings, Inc. *	(127,820)	(1,886,623)
Qlik Technologies, Inc. *	(102,399)	(2,890,724)
SanDisk Corp.	(45,032)	(4,411,335)
SciQuest Inc *	(135,112)	(2,157,739)

	Number of Shares	Value
Technology—(continued)
ServiceNow, Inc. *	(29,985)	$(1,832,983)
Sonus Networks, Inc. *	(877,799)	(3,309,302)
Splunk, Inc. *	(93,358)	(5,036,664)
Stratasys Ltd. *	(17,230)	(2,066,911)
Tableau Software, Inc., Class A *	(15,918)	(1,042,470)
Tiger Telematics, Inc. * ‡	(6,510)	0
Uni-Pixel, Inc. *	(19,665)	(152,207)
Universal Display Corp. *	(67,713)	(2,352,350)
Veeva Systems, Inc., Class A *	(164,001)	(4,915,110)
VeriFone Systems, Inc. *	(91,565)	(3,197,450)
Workday, Inc., Class A *	(51,530)	(4,692,837)
WorldGate Communications, Inc. * ‡	(582,655)	(117)
Xybernaut Corp. * ‡	(34,156)	0

		(112,207,130)

Transportation—(2.1%)
American Railcar Industries, Inc.	(174,566)	(13,912,910)
Student Transportation, Inc.	(753,053)	(4,872,253)

		(18,785,163)

Utilities—(0.6%)
SolarCity Corp. *	(75,449)	(5,181,837)

TOTAL COMMON STOCK (Proceeds $466,695,119)		(532,618,566)

TOTAL SECURITIES SOLD SHORT —(60.0%) (Proceeds $466,695,119)		(532,618,566)

	Number of Contracts
OPTIONS WRITTEN †† —0.0%
Sturm Ruger & Co., Inc. Call Options Expires 01/17/15 Strike Price $70.50	(343)	(6,860)
The Container Store Group, Inc. Call Options Expires 01/17/15 Strike Price $15.00	(12)	(8,040)

TOTAL OPTIONS WRITTEN (Premiums received $326,590)		(14,900)

OTHER ASSETS IN EXCESS OF LIABILITIES—56.9%		505,431,587

NET ASSETS—100.0%		$888,127,503

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income producing.
(a)	—	All or a portion of the security is on loan. (See Note 6 of the Notes to Financial Statements).
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—	Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

34	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.‘s Board of Directors. As of August 31, 2014, short positions amounted to ($1,520), or 0.00% of net assets.

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Basic Industries	$97,990,846	$97,990,846	$—	$—
Capital Goods	75,512,891	72,961,228	2,551,663	—
Communications	46,196,102	46,196,102	—	—
Consumer Durables	17,791,817	12,540,969	5,250,848	—
Consumer Non-Durables	37,263,331	37,263,331	—	—
Consumer Services	136,585,718	134,446,677	2,139,041	—
Energy	106,200,038	106,200,038	—	—
Finance	130,491,174	130,491,174	—	—
Health Care	91,433,966	91,433,966	—	—
Real Estate Investment Trusts	9,221,916	9,221,916	—	—
Technology	132,218,333	132,218,333	—	—
Transportation	1,568,450	1,568,450	—	—
Options Purchased
Equity Contracts	989,055	989,055	—	—
Securities Lending Collateral	31,865,745	31,865,745	—	—

Total Assets	$915,329,382	$905,387,830	$9,941,552	$—

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(3,426,906)	$(3,426,576)	$(330)	$—
Capital Goods	(50,663,523)	(50,663,516)	—	(7)
Communications	(41,827,798)	(41,827,798)	—	—
Consumer Durables	(33,436,378)	(33,436,378)	—	—
Consumer Non-Durables	(24,839,194)	(24,838,212)	—	(982)
Consumer Services	(85,724,299)	(85,724,299)	—	—
Energy	(5,974,090)	(5,974,090)	—	—
Finance	(8,563,402)	(8,563,402)	—	—
Health Care	(137,427,515)	(137,427,515)	—	—
Real Estate Investment Trusts	(4,561,331)	(4,561,331)	—	—
Technology	(112,207,130)	(112,206,599)	—	(531)
Transportation	(18,785,163)	(18,785,163)	—	—
Utilities	(5,181,837)	(5,181,837)	—	—
Options Written
Equity Contracts	(14,900)	(14,900)	—	—

Total Liabilities	$(532,633,466)	$(532,631,616)	$(330)	$(1,520)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	35

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—96.5%
COMMON STOCK—96.5%
Basic Industries—6.5%
Avery Dennison Corp.	740,558	$35,643,057
Barrick Gold Corp.	1,248,825	22,965,892
Berry Plastics Group, Inc. * †	1,181,882	28,495,175
Cloud Peak Energy, Inc. * †	1,135,407	17,837,244
Crown Holdings, Inc. * †	398,739	19,247,132
CVR Partners LP †	725,287	11,111,397
Graphic Packaging Holding Co. * †	3,223,026	41,222,503
Huntsman Corp. †	1,198,347	32,223,551
International Paper Co. †	385,755	18,689,830
Lintec Corp.	871,200	18,649,827
LyondellBasell Industries NV, Class A	112,687	12,885,758
Owens-Illinois, Inc. * †	817,196	25,161,465
Packaging Corp of America †	478,674	32,545,045
Smurfit Kappa Group PLC *	878,098	19,929,288
Stornoway Diamond Corp. *	15,055,000	8,861,584

		345,468,748

Capital Goods—10.0%
Boeing Co. (The) †	173,263	21,969,748
Carlisle Cos, Inc. †	308,187	25,548,702
Crane Co. †	466,763	32,482,037
Cubic Corp. †	313,169	13,979,864
Danaher Corp.	473,915	36,306,628
Dover Corp. †	49,426	4,343,063
Emerson Electric Co.	170,674	10,926,549
Entertainment One Ltd.	2,870,300	16,892,246
Flowserve Corp.	188,056	14,271,570
Fluor Corp. †	315,364	23,302,246
Global Brass & Copper Holdings, Inc. †	981,188	15,159,355
Honeywell International, Inc. †	163,837	15,602,198
Hubbell, Inc., Class B †	162,476	19,643,348
Huntington Ingalls Industries, Inc. †	240,327	24,539,790
Hyundai Mobis Co. Ltd.	82,949	24,062,698
Kaba Holding AG	34,748	17,091,575
Lockheed Martin Corp. †	213,033	37,067,742
Masco Corp. †	951,495	22,331,588
Northrop Grumman Corp. †	153,622	19,543,791
Parker Hannifin Corp. †	134,535	15,538,793
Raytheon Co. †	209,287	20,162,710
Safran SA	372,452	24,421,438
Textron, Inc. †	464,659	17,657,042
Timken Co. †	226,351	10,251,437
Triumph Group, Inc. †	310,225	21,520,308
Tyco International Ltd. †	299,850	13,379,307
United Technologies Corp. †	130,695	14,112,446

		532,108,219

Communications—3.1%
Baidu, Inc. — Sponsored ADR * †	45,801	9,825,231
Comcast Corp., Class A †	578,349	31,653,041
Google, Inc., Class A * †	22,065	12,849,773
Google, Inc., Class C * †	8,656	4,947,770

	Number of Shares	Value
Communications—(continued)
Liberty Global PLC, Class A *	122,555	$5,351,977
Liberty Global PLC, Series C * †	957,625	40,153,216
NetEase, Inc. — ADR †	158,413	13,946,681
Tencent Holdings Ltd.	19	309
Time Warner Cable, Inc. †	137,170	20,291,558
Verizon Communications, Inc.	347,117	17,293,369
Yahoo!, Inc. * †	311,462	11,994,402

		168,307,327

Consumer Durables—2.6%
Lear Corp. †	392,259	39,669,153
Newell Rubbermaid, Inc. †	908,864	30,465,121
Samsung Electronics Co. Ltd.	15,022	18,290,659
Tenneco, Inc. * †	504,832	32,349,635
TS Tech Co. Ltd.	688,500	18,462,347

		139,236,915

Consumer Non-Durables—3.6%
Activision Blizzard, Inc. †	975,818	22,970,756
Aryzta AG	286,879	26,209,491
British American Tobacco PLC	413,043	24,420,268
Carlsberg A/S, Class B	46,284	4,231,657
Constellation Brands, Inc., Class A * †	285,279	24,844,948
Electronic Arts, Inc. *	379,664	14,366,486
Lorillard, Inc. †	354,805	21,181,859
Stock Spirits Group PLC	5,580,587	27,561,342
Tyson Foods, Inc., Class A †	662,806	25,226,396

		191,013,203

Consumer Services—11.2%
Apollo Education Group, Inc. *	500,734	13,905,383
CBS Corp., Class B non-voting shares †	305,255	18,098,569
Cerved Information Solutions SpA *	2,232,013	13,959,979
Conversant, Inc. *	299,356	8,244,264
CVS Health Corp. †	423,806	33,671,387
eBay, Inc. * †	200,556	11,130,858
Equifax, Inc. †	296,158	23,325,404
Expedia, Inc. †	184,068	15,811,441
Foot Locker, Inc. †	499,995	28,054,719
FTI Consulting, Inc. * †	272,205	10,098,806
Home Depot, Inc. (The) †	360,239	33,682,347
ITV PLC	7,271,508	25,493,917
Liberty Media Corp., Class A * †	133,070	6,551,036
Liberty Media Corp., Class C * †	266,140	12,899,806
Live Nation Entertainment, Inc. * †	1,114,924	24,483,731
Macy’s, Inc. †	446,108	27,788,067
Manpowergroup, Inc. †	350,696	27,206,996
Moody’s Corp. †	246,035	23,021,495
News Corp., Class A * †	1,561,694	27,524,857
Omnicom Group, Inc. †	343,226	24,715,704
Outerwall, Inc. *	208,048	12,260,269
Phoenix New Media Ltd. — ADR *	701,315	7,258,610
Rite Aid Corp. *	4,252,832	26,452,615
Robert Half International, Inc. †	489,935	24,599,636

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

36	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Consumer Services—(continued)
Six Flags Entertainment Corp. †	409,922	$14,953,955
Time Warner, Inc. †	289,410	22,293,252
Time, Inc. * †	73,486	1,725,451
Towers Watson & Co., Class A †	139,621	15,306,650
Viacom, Inc., Class B †	313,798	25,464,708
Walt Disney Co., (The) †	229,770	20,651,728
WPP PLC	960,655	20,160,115

		600,795,755

Energy—11.2%
Canadian Natural Resources Ltd.	468,306	20,394,726
Diamondback Energy, Inc. * †	550,131	47,503,812
Energen Corp. †	399,783	32,174,536
EOG Resources, Inc.	388,274	42,663,547
EQT Corp. †	344,174	34,093,876
Exxon Mobil Corp.	779,255	77,504,702
Halliburton Co.	100,692	6,807,786
Inpex Corp.	861,700	12,354,345
Kosmos Energy Ltd. * †	1,263,634	12,661,613
Marathon Petroleum Corp. †	259,630	23,628,926
Occidental Petroleum Corp. †	459,397	47,653,251
Pacific Drilling SA *	1,911,901	18,755,749
Parsley Energy, Inc., Class A *	1,086,094	23,807,180
Phillips 66 †	379,733	33,044,366
QEP Resources, Inc. †	967,871	34,427,171
Rice Energy, Inc. * †	1,316,480	38,546,534
Schlumberger Ltd. †	331,375	36,331,955
Valero Energy Corp.	436,969	23,657,502
Viper Energy Partners LP	142,309	4,542,503
Western Refining, Inc. †	564,734	26,277,073

		596,831,153

Finance—17.9%
ACE Ltd. †	301,026	32,008,095
Alleghany Corp. *	61,207	26,388,174
Allianz SE, Registered Shares	96,784	16,528,235
Allstate Corp., (The) †	549,341	33,778,978
Bank of America Corp. †	2,296,592	36,952,165
BB&T Corp. †	875,758	32,692,046
Berkshire Hathaway, Inc., Class B * †	245,929	33,753,755
Capital One Financial Corp. †	541,429	44,429,664
Charles Schwab Corp., (The) †	594,959	16,962,281
Citigroup, Inc. †	824,379	42,579,175
Comerica, Inc. †	191,240	9,627,022
Discover Financial Services †	586,654	36,589,610
Endurance Specialty Holdings Ltd. †	417,775	24,260,194
Fifth Third Bancorp †	1,803,728	36,805,070
First Niagara Financial Group, Inc. †	843,684	7,340,051
Goldman Sachs Group, Inc., (The) †	181,227	32,459,568
Huntington Bancshares, Inc. †	2,775,695	27,326,717
Investors Bancorp, Inc.	811,259	8,607,458
JPMorgan Chase & Co. †	736,286	43,772,203
MetLife, Inc. †	320,751	17,557,910
Morgan Stanley †	379,128	13,007,882
Navient Corp.	967,473	17,356,466

	Number of Shares	Value
Finance—(continued)
PNC Financial Services Group, Inc., (The) †	323,555	$27,421,286
Prudential Financial, Inc.	196,139	17,593,668
Raymond James Financial, Inc. †	282,543	15,438,150
Regions Financial Corp. †	3,199,736	32,477,320
Reinsurance Group of America, Inc. †	184,008	15,268,984
SLM Corp.	1,254,321	11,113,284
Standard Chartered PLC	447,697	9,023,891
State Street Corp. †	530,727	38,228,266
SunTrust Banks, Inc. †	298,769	11,377,124
TD Ameritrade Holding Corp. †	528,283	17,491,450
Torchmark Corp. †	266,448	14,534,738
Travelers Cos., Inc., (The) †	326,134	30,888,151
Validus Holdings Ltd. †	720,029	28,160,334
Wells Fargo & Co. †	828,756	42,631,209
WR Berkley Corp. †	614,656	29,718,618
XL Group PLC †	783,647	26,785,054

		958,934,246

Health Care—13.0%
AbbVie, Inc. †	510,128	28,199,876
Amgen, Inc. †	292,203	40,727,254
Boston Scientific Corp. * †	1,004,836	12,741,320
Cardinal Health, Inc. †	412,414	30,394,912
Celgene Corp. *	154,878	14,716,508
Covidien PLC †	247,651	21,503,536
DaVita HealthCare Partners, Inc. * †	316,449	23,632,411
Express Scripts Holding Co. * †	465,730	34,431,419
ICON PLC *	624,304	30,928,020
Johnson & Johnson †	465,468	48,282,996
Laboratory Corp. of America Holdings * †	276,208	29,617,784
McKesson Corp. †	162,407	31,674,237
Medtronic, Inc. †	674,593	43,072,763
Novartis AG — ADR	339,957	30,541,737
Omnicare, Inc. †	457,376	29,166,868
Pfizer, Inc. †	1,597,671	46,955,551
Quest Diagnostics, Inc. †	416,654	26,336,699
Sanofi — ADR	428,275	23,426,643
Select Medical Holdings Corp. †	1,043,688	14,632,506
Shire PLC — ADR	42,713	10,436,922
Stryker Corp.	192,730	16,056,336
Teva Pharmaceutical Industries Ltd. — Sponsored ADR	948,923	49,837,436
Universal Health Services, Inc., Class B †	291,725	33,385,009
Zimmer Holdings, Inc.	252,123	25,038,335

		695,737,078

Real Estate Investment Trusts—1.2%
American Capital Agency Corp. REIT †	648,051	15,326,406
American Homes 4 Rent, Class A	519,267	9,284,494
American Residential Properties, Inc. * †	410,150	7,784,647
Annaly Capital Management, Inc. †	706,041	8,401,888

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	37

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
Boston Properties, Inc. †	62,353	$7,570,901
Equity Residential †	111,051	7,381,560
Post Properties, Inc. †	186,023	10,234,985

		65,984,881

Technology—15.9%
Alliance Data Systems Corp. * †	23,387	6,189,136
Amdocs Ltd. †	433,442	20,415,118
Apple, Inc. †	398,067	40,801,868
Arrow Electronics, Inc. * †	624,957	38,903,573
Avago Technologies Ltd. †	383,956	31,518,948
Avnet, Inc. †	722,840	32,173,608
Brocade Communications Systems, Inc.	4,177,202	44,069,481
CA, Inc.	395,070	11,156,777
CDW Corp. †	772,000	25,506,880
Cisco Systems, Inc. †	846,771	21,160,807
EMC Corp. †	1,460,615	43,131,961
Evertec, Inc.	347,100	7,993,713
Fidelity National Information Services, Inc. †	350,003	19,862,670
Flextronics International Ltd. * †	3,345,693	36,936,451
Global Payments, Inc.	234,453	17,049,422
Harris Corp. †	214,181	15,290,382
Jabil Circuit, Inc. †	1,670,324	36,045,592
MediaTek, Inc.	2,512,000	41,982,507
Microsoft Corp. †	976,564	44,365,303
Motorola Solutions, Inc. †	402,213	23,891,452
NetApp, Inc. †	713,893	30,097,729
ON Semiconductor Corp. *	3,125,521	30,505,085
Oracle Corp. †	982,693	40,811,240
QUALCOMM, Inc. †	213,035	16,211,964
Seagate Technology PLC †	584,432	36,573,755
TE Connectivity Ltd. †	295,078	18,495,489
Texas Instruments, Inc. †	614,090	29,586,856
Total System Services, Inc. †	623,548	19,616,820
TriQuint Semiconductor, Inc. *	1,059,038	21,885,020
Western Digital Corp. †	441,610	45,490,246

		847,719,853

Transportation—0.3%
Norfolk Southern Corp. †	168,563	18,036,241

		18,036,241

TOTAL COMMON STOCK—96.5% (Cost $4,494,161,324)		5,160,173,619

WARRANTS—0.0%
Basic Industries—0.0%
Stornoway Diamond Corp. * Exercise Price CAD 0.90, Expires 07/08/16	7,527,500	796,158

		796,158

TOTAL WARRANTS—0.0% (Cost $773,078)		796,158

TOTAL INVESTMENTS—96.5% (Cost $4,494,934,402)		5,160,969,777

	Number of Shares	Value
SECURITIES SOLD SHORT—(46.6%)
COMMON STOCK—(46.6%)
Basic Industries—(3.7%)
Air Products & Chemicals, Inc.	(138,759)	$(18,484,086)
Aptargroup, Inc.	(245,280)	(15,734,712)
CONSOL Energy, Inc.	(467,121)	(18,815,634)
EI Du Pont de Nemours & Co.	(191,178)	(12,638,778)
FMC Corp.	(118,887)	(7,863,186)
FP Corp.	(222,200)	(7,140,755)
Huhtamaki OYJ	(414,694)	(11,130,998)
Intrepid Potash, Inc. *	(1,048,148)	(16,068,109)
K+S AG, Registered Shares	(498,118)	(15,498,764)
NewMarket Corp.	(41,953)	(17,070,256)
Scotts Miracle-Gro Co. (The), Class A	(263,838)	(15,231,368)
Sigma-Aldrich Corp.	(92,573)	(9,627,592)
Teck Resources Ltd., Class B	(263,068)	(5,973,649)
Toyo Seikan Group Holdings Ltd.	(569,600)	(7,796,013)
Viscofan SA	(217,240)	(12,116,763)
Wausau Paper Corp.	(775,316)	(7,070,882)

		(198,261,545)

Capital Goods—(3.4%)
Fastenal Co.	(402,932)	(18,244,761)
James Hardie Industries PLC	(732,268)	(8,776,320)
Kennametal, Inc.	(95,214)	(4,266,539)
Now, Inc. *	(447,020)	(14,765,071)
Outotec OYJ	(1,171,626)	(10,568,434)
Polypore International, Inc. *	(146,484)	(6,566,878)
Proto Labs, Inc. *	(292,657)	(22,019,513)
Raven Industries, Inc.	(402,878)	(10,740,727)
SGL Carbon SE *	(417,659)	(12,239,055)
Sun Hydraulics Corp.	(211,511)	(8,466,785)
Trex Co., Inc. *	(345,259)	(12,981,738)
Trinity Industries, Inc.	(214,191)	(10,362,561)
Vulcan Materials Co.	(188,558)	(11,950,806)
WW Grainger, Inc.	(78,186)	(19,249,393)
Zardoya Otis SA	(847,333)	(12,294,915)

		(183,493,496)

Communications—(3.5%)
America Movil SAB de CV, Series L — ADR	(384,082)	(9,413,850)
Belgacom SA	(283,423)	(10,103,390)
CenturyLink, Inc.	(258,152)	(10,581,650)
Cogent Communications Group, Inc.	(322,080)	(11,163,293)
Equinix, Inc. *	(84,298)	(18,398,881)
Eutelsat Communications SA	(378,044)	(12,612,073)
Frontier Communications Corp	(1,312,288)	(8,923,558)
Internap Network Services Corp. *	(928,039)	(6,347,787)
Level 3 Communications, Inc. *	(229,074)	(10,299,167)
Millicom International Cellular SA — SDR	(163,378)	(14,655,697)
Orange SA	(753,567)	(11,406,804)
Rackspace Hosting, Inc. *	(317,843)	(10,997,368)
Shutterstock, Inc. *	(76,383)	(5,407,916)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

38	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Communications—(continued)
Sprint Corp. *	(1,492,951)	$(8,375,455)
Synchronoss Technologies, Inc. *	(393,182)	(17,366,849)
Telefonica SA — Sponsored ADR	(794,430)	(12,591,716)
Twitter, Inc. *	(190,069)	(9,455,933)

		(188,101,387)

Consumer Durables—(0.9%)
Autoliv, Inc.	(158,978)	(16,484,429)
Dorman Products, Inc. *	(142,867)	(6,404,728)
Electrolux AB — Series B	(536,396)	(13,637,953)
Seb SA	(142,379)	(11,208,240)

		(47,735,350)

Consumer Non-Durables—(5.6%)
Annie’s, Inc. *	(83,194)	(2,653,057)
Beiersdorf AG	(170,030)	(14,989,717)
C&C Group PLC	(2,560,146)	(14,532,140)
Campbell Soup Co.	(365,695)	(16,390,450)
Clorox Co., (The)	(192,579)	(17,062,499)
Deckers Outdoor Corp. *	(198,502)	(18,309,824)
Flowers Foods, Inc.	(792,126)	(15,509,827)
Guess?, Inc.	(522,781)	(12,253,987)
Hain Celestial Group, Inc., (The) *	(179,957)	(17,700,571)
Kering	(92,528)	(19,615,938)
Keurig Green Mountain, Inc.	(143,439)	(19,123,287)
Mattel, Inc.	(433,804)	(14,961,900)
McCormick & Co., Inc. non-voting shares	(237,291)	(16,536,810)
Mondelez International, Inc., Class A	(469,958)	(17,007,780)
Post Holdings, Inc. *	(312,949)	(11,569,725)
PVH Corp.	(120,128)	(14,023,743)
Remy Cointreau SA	(130,311)	(10,357,281)
Snyders-Lance, Inc.	(449,291)	(12,247,673)
Tumi Holdings, Inc. *	(769,485)	(17,298,023)
Under Armour, Inc., Class A *	(232,576)	(15,898,895)

		(298,043,127)

Consumer Services—(6.9%)
Acxiom Corp. *	(559,365)	(10,373,424)
AutoNation, Inc. *	(288,680)	(15,660,890)
B&M European Value Retail SA *	(3,320,709)	(15,325,671)
Bob Evans Farms, Inc.	(429,796)	(18,661,742)
Buffalo Wild Wings, Inc. *	(126,525)	(18,694,069)
Cabela’s, Inc. *	(268,991)	(16,413,831)
CarMax, Inc. *	(313,048)	(16,403,715)
Cheesecake Factory, Inc., (The)	(491,676)	(22,100,836)
Concur Technologies, Inc. *	(155,425)	(15,601,562)
DreamWorks Animation SKG, Inc., Class A *	(604,647)	(13,202,467)
Hennes & Mauritz AB, Class B	(525,515)	(22,399,379)
IHS, Inc., Class A *	(89,717)	(12,781,981)
Iron Mountain, Inc.	(450,628)	(16,213,595)
Krispy Kreme Doughnuts, Inc. *	(1,254,938)	(21,346,495)
L Brands, Inc.	(286,153)	(18,270,869)

	Number of Shares	Value
Consumer Services—(continued)
Lululemon Athletica, Inc. *	(312,861)	$(12,492,540)
Monro Muffler Brake, Inc.	(432,135)	(22,362,986)
Netflix, Inc. *	(26,297)	(12,560,499)
Restoration Hardware Holdings, Inc. *	(129,618)	(10,871,062)
Ritchie Bros Auctioneers, Inc.	(615,325)	(14,613,969)
Ultimate Software Group, Inc., (The) *	(106,990)	(15,726,460)
United Natural Foods, Inc. *	(257,558)	(16,558,404)
Wendy’s Co., (The)	(1,626,714)	(13,257,719)

		(371,894,165)

Energy—(4.8%)
Atwood Oceanics, Inc. *	(247,945)	(12,250,962)
BG Group PLC	(552,856)	(11,020,311)
Cabot Oil & Gas Corp.	(291,566)	(9,779,124)
Carrizo Oil & Gas, Inc. *	(178,105)	(11,170,746)
Concho Resources, Inc. *	(137,389)	(19,514,734)
ConocoPhillips	(258,819)	(21,021,279)
Continental Resources, Inc. *	(162,024)	(26,132,851)
EQT Midstream Partners LP	(174,213)	(16,984,025)
Fugro NV	(84,727)	(3,072,586)
Goodrich Petroleum Corp. *	(417,798)	(9,233,336)
Halcon Resources Corp. *	(1,885,710)	(10,371,405)
Helmerich & Payne, Inc.	(111,931)	(11,758,352)
HollyFrontier Corp.	(464,917)	(23,259,798)
Matador Resources Co. *	(771,957)	(21,120,744)
Oasis Petroleum, Inc. *	(276,819)	(13,616,727)
Rex Energy Corp. *	(497,208)	(7,597,338)
ShawCor Ltd.	(222,358)	(12,051,464)
Ultra Petroleum Corp. *	(321,996)	(8,542,554)
Weatherford International PLC *	(420,350)	(9,958,092)

		(258,456,428)

Finance—(5.8%)
Aberdeen Asset Management PLC	(1,449,516)	(10,482,210)
Astoria Financial Corp.	(1,097,322)	(14,341,999)
BancorpSouth, Inc.	(497,087)	(10,523,332)
Bank of Hawaii Corp.	(203,429)	(11,809,053)
Commonwealth Bank of Australia	(134,477)	(10,222,453)
Community Bank System, Inc.	(450,407)	(15,917,383)
CVB Financial Corp.	(722,498)	(11,227,619)
Eaton Vance Corp.	(326,602)	(12,789,734)
Financial Engines, Inc.	(251,939)	(9,037,052)
First Financial Bankshares, Inc.	(636,342)	(18,702,091)
Greenhill & Co., Inc.	(251,024)	(12,305,196)
HDFC Bank Ltd. — ADR	(228,087)	(11,333,643)
Janus Capital Group, Inc.	(789,072)	(9,587,225)
Mobile Mini, Inc.	(262,264)	(10,272,881)
New York Community Bancorp, Inc.	(999,742)	(15,945,885)
Northern Trust Corp.	(183,284)	(12,710,745)
Siam Commercial Bank PCL, (The) — NVDR	(2,035,500)	(11,918,547)
Trustmark Corp.	(629,817)	(14,948,707)
UMB Financial Corp.	(200,744)	(11,592,966)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	39

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
United Bankshares, Inc.	(602,086)	$(19,838,734)
United States Oil Fund LP *	(216,584)	(7,745,044)
Valley National Bancorp	(1,270,109)	(12,701,090)
Westamerica Bancorporation	(430,316)	(20,814,385)
WisdomTree Investments, Inc. *	(984,255)	(11,643,737)

		(308,411,711)

Health Care—(2.3%)
athenahealth, Inc. *	(129,541)	(18,710,902)
Carl Zeiss Meditec AG	(564,543)	(17,244,757)
Elekta AB, B Shares	(1,520,521)	(17,381,830)
Hisamitsu Pharmaceutical Co., Inc.	(298,500)	(11,852,904)
Insulet Corp. *	(218,742)	(7,898,774)
ResMed, Inc.	(393,751)	(20,888,491)
Sirona Dental Systems, Inc. *	(132,023)	(10,761,195)
William Demant Holding *	(226,678)	(17,513,973)

		(122,252,826)

Real Estate Investment Trusts—(2.5%)
Gaming and Leisure Properties, Inc.	(628,821)	(20,939,739)
HCP, Inc.	(515,733)	(22,346,711)
Health Care REIT, Inc.	(329,062)	(22,238,010)
Omega Healthcare Investors, Inc.	(577,114)	(21,739,884)
Plum Creek Timber Co., Inc.	(255,578)	(10,384,134)
Realty Income Corp.	(464,083)	(20,753,792)
Rouse Properties, Inc.	(841,436)	(14,708,301)

		(133,110,571)

Technology—(5.6%)
3D Systems Corp. *	(266,071)	(14,237,459)
Aspen Technology, Inc. *	(213,067)	(8,754,923)
AZZ, Inc.	(191,100)	(8,855,574)
Blackbaud, Inc.	(640,844)	(24,922,423)
Ciena Corp. *	(462,737)	(9,574,029)
Cirrus Logic, Inc. *	(250,933)	(6,067,560)
Dassault Systemes SA	(294,994)	(19,550,432)
Infinera Corp. *	(1,303,688)	(13,793,019)
Infosys Technologies Ltd. — Sponsored ADR	(302,330)	(17,988,635)
International Rectifier Corp. *	(597,717)	(23,550,050)
Itron, Inc. *	(460,888)	(19,458,691)
National Instruments Corp.	(642,242)	(21,290,322)
NetSuite, Inc. *	(160,656)	(14,079,892)
Red Hat, Inc. *	(246,367)	(15,008,678)
Salesforce.com, Inc. *	(355,567)	(21,010,454)
Trimble Navigation Ltd. *	(331,513)	(11,026,122)
Tyler Technologies, Inc. *	(133,690)	(11,906,431)
ViaSat, Inc. *	(173,812)	(9,896,855)
VMware, Inc., Class A *	(38,812)	(3,826,087)
VTech Holdings Ltd.	(724,200)	(8,877,233)
Wipro Ltd. — ADR	(1,375,808)	(16,454,664)

		(300,129,533)

	Number of Shares	Value
Transportation—(1.1%)
J.B. Hunt Transport Services, Inc.	(206,995)	$(15,638,472)
Kansas City Southern	(89,396)	(10,312,723)
Keikyu Corp.	(847,220)	(7,457,931)
Panalpina Welttransport Holding AG, Registered Shares	(86,789)	(12,335,399)
Ryder System, Inc.	(133,324)	(12,044,490)

		(57,789,015)

Utilities—(0.5%)
NiSource, Inc.	(498,455)	(19,773,710)
Ormat Technologies, Inc.	(249,830)	(6,877,820)

		(26,651,530)

TOTAL COMMON STOCK (Proceeds $2,374,452,957)		(2,494,330,684)

TOTAL SECURITIES SOLD SHORT—(46.6%) (Proceeds $2,374,452,957)		(2,494,330,684)

	Number of Contracts
OPTIONS WRITTEN ††—(0.1%)
Exxon Mobil Corp. Call Options Expires 10/18/14 Strike Price $100.00	(1,500)	(243,000)
Exxon Mobil Corp. Call Options Expires 10/18/14 Strike Price $97.50	(1,582)	(446,124)
Occidental Petroleum Corp. Call Options Expires 11/22/14 Strike Price $95.00	(2,296)	(2,066,400)

TOTAL OPTIONS WRITTEN (Premiums received $3,161,737)		(2,755,524)

OTHER ASSETS IN EXCESS OF LIABILITIES—50.2%		2,684,753,227

NET ASSETS—100.0%		$5,348,636,796

ADR	—	American Depositary Receipt
LP	—	Limited Partnership
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PLC	—	Public Limited Company
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
††	—	Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

40	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS LONG/SHORT RESEARCH FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Basic Industries	$345,468,748	$306,889,633	$38,579,115	$—
Capital Goods	532,108,219	466,532,508	65,575,711	—
Communications	168,307,327	168,307,018	309	—
Consumer Durables	139,236,915	102,483,909	36,753,006	—
Consumer Non-Durables	191,013,203	108,590,445	82,422,758	—
Consumer Services	600,795,755	555,141,723	45,654,032	—
Energy	596,831,153	584,476,808	12,354,345	—
Finance	958,934,246	933,382,120	25,552,126	—
Health Care	695,737,078	695,737,078	—	—
Real Estate Investment Trusts	65,984,881	65,984,881	—	—
Technology	847,719,853	805,737,346	41,982,507	—
Transportation	18,036,241	18,036,241	—	—
Warrants	796,158	796,158	—	—

Total Assets	$5,160,969,777	$4,812,095,868	$348,873,909	$—

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Basic Industries	$(198,261,545)	$(144,578,252)	$(53,683,293)	$—
Capital Goods	(183,493,496)	(150,183,206)	(33,310,290)	—
Communications	(188,101,387)	(139,323,423)	(48,777,964)	—
Consumer Durables	(47,735,350)	(22,889,157)	(24,846,193)	—
Consumer Non-Durables	(298,043,127)	(263,437,472)	(34,605,655)	—
Consumer Services	(371,894,165)	(349,494,786)	(22,399,379)	—
Energy	(258,456,428)	(244,363,531)	(14,092,897)	—
Finance	(308,411,711)	(275,788,501)	(32,623,210)	—
Health Care	(122,252,826)	(75,773,335)	(46,479,491)	—
Real Estate Investment Trusts	(133,110,571)	(133,110,571)	—	—
Technology	(300,129,533)	(280,579,101)	(19,550,432)	—
Transportation	(57,789,015)	(37,995,685)	(19,793,330)	—
Utilities	(26,651,530)	(26,651,530)	—	—
Options Written
Equity Contracts	(2,755,524)	(2,755,524)	—	—

Total Liabilities	$(2,497,086,208)	$(2,146,924,074)	$(350,162,134)	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	41

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
RIGHTS—0.0%
CVR Banctec, Inc. Escrow Shares	14,327	$0

TOTAL RIGHTS (Cost $0)		0

COMMON STOCK—97.5%
Basic Industries—1.3%
Avery Dennison Corp.	57,450	2,765,068
Graphic Packaging Holding Co. *	289,505	3,702,769
Huntsman Corp.	108,485	2,917,162
International Paper Co.	53,085	2,571,968

		11,956,967

Capital Goods—5.7%
Cubic Corp.	32,765	1,462,630
Dover Corp.	87,090	7,652,598
Emerson Electric Co.	69,130	4,425,703
Fluor Corp.	30,923	2,284,900
Huntington Ingalls Industries, Inc.	44,780	4,572,486
Illinois Tool Works, Inc.	31,280	2,759,209
Masco Corp.	179,645	4,216,268
MRC Global, Inc. *	134,945	3,349,335
Parker Hannifin Corp.	68,937	7,962,224
Raytheon Co.	54,415	5,242,341
Stanley Black & Decker, Inc.	32,300	2,955,450
Textron, Inc.	68,945	2,619,910
Timken Co.	100,825	4,566,364

		54,069,418

Communications—2.3%
DIRECTV *	130,785	11,306,363
NetEase, Inc. — ADR	68,470	6,028,099
Yahoo!, Inc. * #	127,430	4,907,329

		22,241,791

Consumer Durables—2.9%
Brunswick Corp.	171,765	7,385,895
Lear Corp.	75,448	7,630,056
Newell Rubbermaid, Inc.	153,465	5,144,147
Thor Industries, Inc.	85,130	4,572,332
TRW Automotive Holdings Corp. *	32,430	3,122,685

		27,855,115

Consumer Non-Durables—4.4%
Activision Blizzard, Inc.	517,150	12,173,711
Electronic Arts, Inc. *	294,443	11,141,723
Lorillard, Inc.	180,580	10,780,626
PepsiCo, Inc.	85,860	7,941,191

		42,037,251

Consumer Services—8.7%
AutoZone, Inc. *	4,865	2,621,457
Conversant, Inc. * (a)	188,720	5,197,349
CVS Health Corp.	68,055	5,406,970
eBay, Inc. *	180,375	10,010,813
Equifax, Inc.	37,345	2,941,292
Foot Locker, Inc.	103,345	5,798,688
Home Depot, Inc. (The)	56,400	5,273,400

	Number of Shares	Value
Consumer Services—(continued)
Kohl’s Corp.	186,586	$10,969,391
Korn/Ferry International *	87,511	2,647,208
Macy’s, Inc.	135,345	8,430,640
Manpowergroup, Inc.	73,030	5,665,667
Omnicom Group, Inc.	112,810	8,123,448
Sportsman’s Warehouse Holdings, Inc. * (a)	241,375	1,450,664
Viacom, Inc., Class B	68,895	5,590,829
Walt Disney Co., (The)	31,180	2,802,458

		82,930,274

Energy—10.3%
Canadian Natural Resources Ltd.	72,810	3,170,875
Energen Corp.	112,020	9,015,370
EOG Resources, Inc.	69,970	7,688,304
EQT Corp.	43,770	4,335,856
Exxon Mobil Corp.	184,140	18,314,564
Marathon Petroleum Corp.	27,865	2,535,994
Occidental Petroleum Corp.	195,520	20,281,290
Parsley Energy, Inc., Class A *	80,875	1,772,780
Phillips 66	149,295	12,991,651
QEP Resources, Inc.	142,915	5,083,487
Rice Energy, Inc. *	141,080	4,130,822
Valero Energy Corp.	101,230	5,480,592
Western Refining, Inc.	70,580	3,284,087

		98,085,672

Finance—26.6%
ACE Ltd.	82,660	8,789,238
Alleghany Corp. *	16,002	6,898,942
Allstate Corp., (The)	80,370	4,941,951
American International Group, Inc.	178,590	10,011,755
Axis Capital Holdings Ltd.	62,370	3,007,481
BB&T Corp.	311,810	11,639,867
Capital One Financial Corp.	246,110	20,195,787
Citigroup, Inc. #	385,312	19,901,365
FCB Financial Holdings, Inc., Class A 144A * ‡	50,936	933,657
FCB Financial Holdings, Inc., Class B 144A * ‡	12,734	233,414
Federated Investors, Inc., Class B	128,640	3,947,962
Fifth Third Bancorp	327,210	6,676,720
Goldman Sachs Group, Inc., (The)	51,700	9,259,987
Huntington Bancshares, Inc.	643,820	6,338,408
JPMorgan Chase & Co.	496,650	29,525,843
Loews Corp.	210,234	9,195,635
MetLife, Inc.	209,500	11,468,030
National Bank Holdings Corp., Class A	176,075	3,577,844
Navient Corp.	246,020	4,413,599
OneBeacon Insurance Group Ltd.	190,235	3,049,467
Peoples Choice Financial Corp. 144A * ‡	1,465	0
Prudential Financial, Inc.	137,770	12,357,969
Raymond James Financial, Inc.	89,970	4,915,961
SLM Corp.	246,015	2,179,693
Solar Cayman Ltd. 144A * ‡	19,375	0
State Street Corp.	116,995	8,427,150

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

42	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Finance—(continued)
Torchmark Corp.	141,667	$7,727,935
Travelers Cos., Inc., (The)	98,735	9,351,192
Validus Holdings Ltd.	166,704	6,519,793
Wells Fargo & Co.	291,170	14,977,785
White Mountains Insurance Group Ltd.	9,260	5,873,062
WR Berkley Corp.	161,335	7,800,547

		254,138,039

Health Care—17.0%
AbbVie, Inc.	94,245	5,209,864
Allscripts Healthcare Solutions, Inc. *	182,790	2,700,722
Amgen, Inc.	208,320	29,035,642
Boston Scientific Corp. *	216,435	2,744,396
Cardinal Health, Inc.	89,290	6,580,673
Covidien PLC	103,815	9,014,256
Express Scripts Holding Co. *	117,345	8,675,316
Johnson & Johnson	175,800	18,235,734
McKesson Corp.	24,185	4,716,801
Medtronic, Inc.	142,620	9,106,287
Novartis AG — ADR	159,720	14,349,245
Pfizer, Inc.	479,976	14,106,495
Sanofi — ADR	293,680	16,064,296
Shire PLC — ADR	18,475	4,514,366
Teva Pharmaceutical Industries Ltd. — Sponsored ADR	142,655	7,492,241
UnitedHealth Group, Inc.	55,055	4,772,167
WellPoint, Inc.	41,070	4,785,066

		162,103,567

Real Estate Investment Trusts—0.1%
Terreno Realty Corp.	33,810	684,314
TMST, Inc. ‡	191,097	0

		684,314

Technology—18.2%
Amdocs Ltd.	96,515	4,545,856
Arrow Electronics, Inc. *	124,577	7,754,918
Avnet, Inc.	153,922	6,851,068
Brocade Communications Systems, Inc.	443,425	4,678,134
CA, Inc.	261,425	7,382,642
Cisco Systems, Inc.	597,155	14,922,903
Computer Sciences Corp.	74,190	4,435,820
EMC Corp.	707,505	20,892,623
Fidelity National Information Services, Inc.	127,245	7,221,154
Flextronics International Ltd. *	1,560,816	17,231,409
Global Payments, Inc.	47,595	3,461,108
Jabil Circuit, Inc.	238,580	5,148,556
Microsemi Corp. *	187,415	4,992,736
Microsoft Corp.	242,925	11,036,083
Motorola Solutions, Inc.	68,800	4,086,720
ON Semiconductor Corp. *	834,600	8,145,696
Oracle Corp.	159,985	6,644,177
Seagate Technology PLC	49,220	3,080,188
TE Connectivity Ltd.	227,515	14,260,640
Total System Services, Inc.	169,800	5,341,908

	Number of Shares	Value
Technology—(continued)
Vishay Intertechnology, Inc.	353,235	$5,651,760
Western Digital Corp.	58,420	6,017,844

		173,783,943

TOTAL COMMON STOCK (Cost $717,238,353)		929,886,351

SECURITIES LENDING COLLATERAL—0.5%
BlackRock Liquidity TempFund, Institutional Shares	5,021,034	5,021,034

TOTAL SECURITIES LENDING COLLATERAL (Cost $5,021,034)		5,021,034

TOTAL INVESTMENTS—98.0% (Cost $722,259,387)		934,907,385

	Number of Contracts
OPTIONS WRITTEN ††—(0.1%)
Citigroup Inc. Call Options Expires 01/17/2015 Strike Price $60	(849)	(25,470)
Yahoo!, Inc. Call Options Expires 01/17/2015 Strike Price $34	(1,274)	(770,770)

TOTAL OPTIONS WRITTEN (Premiums received $743,607)		(796,240)

OTHER ASSETS IN EXCESS OF LIABILITIES—2.1%		19,953,837

NET ASSETS—100.0%		$954,064,982

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of August 31, 2014, these securities amounted to $1,167,071 or 0.1% of net assets. These 144A securities have been deemed illiquid (See Note 7 of the Notes to Financial Statements).
*	—	Non-income producing.
‡	—	Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.‘s Board of Directors. As of August 31, 2014, these securities amounted to $1,167,071 or 0.1% of net assets.
#	—	Security segregated as collateral for options written.
(a)	—	All or a portion of the security is on loan (See Note 6 of the Notes to Financial Statements).
††	—	Primary risk exposure is equity contracts.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	43

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND (concluded)	PORTFOLIO OF INVESTMENTS

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Basic Industries	$11,956,967	$11,956,967	$—	$—
Capital Goods	54,069,418	54,069,418	—	—
Communications	22,241,791	22,241,791	—	—
Consumer Durables	27,855,115	27,855,115	—	—
Consumer Non-Durables	42,037,251	42,037,251	—	—
Consumer Services	82,930,274	82,930,274	—	—
Energy	98,085,672	98,085,672	—	—
Finance	254,138,039	252,970,968	1,167,071	—
Health Care	162,103,567	162,103,567	—	—
Real Estate Investment Trusts	684,314	684,314	—	—
Technology	173,783,943	173,783,943	—	—
Rights	—	—	—	—
Securities Lending Collateral	5,021,034	5,021,034	—	—

Total Assets	$934,907,385	$933,740,314	$1,167,071	$—

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Options Written
Equity Contracts	$(796,240)	$(796,240)	$—	$—

Total Liabilities	$(796,240)	$(796,240)	$—	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

44	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO WPG SMALL/MICRO CAP VALUE FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—95.8%
Basic Industries—1.8%
Cloud Peak Energy, Inc. *	21,000	$329,910
GrafTech International Ltd. *	31,800	277,614
Novagold Resources, Inc. *	53,600	211,720

		819,244

Capital Goods—9.0%
Aegion Corp. *	12,500	308,250
FreightCar America, Inc.	18,500	551,115
Global Power Equipment Group, Inc.	36,100	608,285
Great Lakes Dredge & Dock Corp. *	102,500	781,050
Landec Corp. *	40,300	529,139
LSB Industries, Inc. *	4,000	160,200
MRC Global, Inc. *	15,500	384,710
MYR Group, Inc. *	16,800	392,784
Orion Marine Group, Inc. *	21,700	219,387
Tutor Perini Corp. *	7,600	227,088

		4,162,008

Consumer Durables—2.8%
ACCO Brands Corp. *	24,800	191,704
Libbey, Inc. *	30,400	839,040
TRI Pointe Homes, Inc. *	17,300	256,040

		1,286,784

Consumer Non-Durables—2.7%
Chiquita Brands International, Inc. *	22,200	308,580
Crocs, Inc. *	15,500	239,475
Matthews International Corp., Class A	11,100	512,265
Universal Corp. (a)	3,400	179,384

		1,239,704

Consumer Services—10.2%
ARC Document Solutions, Inc. *	4,500	36,540
Ascena Retail Group, Inc. *	20,400	354,756
Bravo Brio Restaurant Group, Inc. *	8,600	124,184
Destination XL Group, Inc. *	21,900	109,500
FTI Consulting, Inc. *	17,800	660,380
GNC Holdings, Inc., Class A	7,200	273,240
ICF International, Inc. *	6,400	216,192
K12, Inc. *	25,200	474,516
KAR Auction Services, Inc.	10,000	301,600
MDC Partners, Inc., Class A	30,900	676,710
Office Depot, Inc. *	44,600	228,352
PRGX Global, Inc. *	57,600	358,272
Shoe Carnival, Inc.	5,900	127,027
Titan Machinery, Inc. * (a)	22,100	272,051
Vitamin Shoppe, Inc. *	12,200	478,118

		4,691,438

Energy—11.5%
Aegean Marine Petroleum Network, Inc.	24,900	251,490
Approach Resources, Inc. * (a)	75,400	1,348,152

	Number of Shares	Value
Energy—(continued)
Bill Barrett Corp. *	21,300	$485,001
Delek US Holdings, Inc.	3,300	115,434
McDermott International, Inc. * (a)	78,900	568,080
North Atlantic Drilling Ltd.	29,400	322,224
Nuverra Environmental Solutions, Inc. (a)	74,000	999,000
Rentech, Inc. *	63,400	142,016
Resolute Energy Corp. *	51,500	413,545
TETRA Technologies, Inc. *	40,600	479,080
W&T Offshore, Inc.	10,000	149,200

		5,273,222

Finance—20.6%
American Equity Investment Life Holding Co.	11,400	282,036
Central Pacific Financial Corp.	35,600	625,848
CNO Financial Group, Inc.	40,300	719,355
Customers Bancorp Inc *	19,500	362,310
Employers Holdings, Inc.	27,800	595,198
FBR & Co. *	17,995	514,297
Fidelity & Guaranty Life	25,500	575,280
First Midwest Bancorp, Inc.	11,300	190,405
FXCM, Inc., Class A	13,200	191,268
Hanover Insurance Group, Inc., (The)	4,300	272,835
Investors Bancorp, Inc.	16,900	179,309
Kennedy-Wilson Holdings, Inc.	22,100	577,252
Maiden Holdings Ltd.	53,200	646,912
Meadowbrook Insurance Group, Inc.	65,700	406,683
Nelnet, Inc., Class A	7,300	320,981
Northfield Bancorp, Inc.	35,932	471,068
Ocwen Financial Corp. *	14,800	413,512
Popular Inc *	22,600	699,696
THL Credit, Inc.	13,900	197,936
United Community Banks, Inc.	27,200	461,312
ViewPoint Financial Group	10,500	273,525
Walter Investment Management Corp. * (a)	6,900	181,815
WSFS Financial Corp.	4,300	320,780

		9,479,613

Health Care—4.2%
Accuray, Inc. * (a)	102,500	834,350
Alere, Inc. *	6,300	223,335
Cross Country Healthcare, Inc. *	49,200	392,616
Natus Medical, Inc. *	10,100	283,911
Symmetry Medical, Inc. *	23,200	213,904

		1,948,116

Real Estate Investment Trusts—12.5%
American Capital Mortgage Investment Corp.	11,200	230,496
Campus Crest Communities, Inc.	19,200	157,824
CatchMark Timber Trust, Inc., Class A	23,700	284,637
Cedar Realty Trust, Inc.	46,800	302,796
CYS Investments, Inc.	24,800	233,864
FelCor Lodging Trust, Inc.	63,600	657,624

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	45

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO WPG SMALL/MICRO CAP VALUE FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Real Estate Investment Trusts—(continued)
Geo Group, Inc., (The)	29,700	$1,111,374
Gramercy Property Trust Inc. (a)	85,700	530,483
Hatteras Financial Corp.	11,200	222,880
Highwoods Properties, Inc.	3,910	166,371
Lexington Realty Trust	28,200	306,816
Mack-Cali Realty Corp.	11,200	236,768
Rouse Properties, Inc. (a)	26,300	459,724
Starwood Property Trust, Inc.	13,400	319,590
Two Harbors Investment Corp.	21,100	226,192
Winthrop Realty Trust	19,500	297,570

		5,745,009

Technology—9.7%
ChipMOS TECHNOLOGIES Bermuda Ltd.	6,400	153,152
CIBER, Inc. *	131,700	503,094
Computer Task Group, Inc.	32,200	411,516
Digi International, Inc. *	60,400	503,736
Diodes, Inc. *	7,900	201,055
Dot Hill Systems Corp. *	83,800	305,032
Exar Corp. *	51,800	516,446
Extreme Networks, Inc. *	67,900	361,907
Generac Holdings, Inc. * (a)	7,700	358,204
Kofax Ltd. *	14,300	113,399
Plantronics, Inc.	6,500	310,245
Saba Software, Inc. *	34,600	484,400
Ultratech, Inc. *	9,000	232,740

		4,454,926

Transportation—6.7%
Air Transport Services Group, Inc. *	29,600	241,832
JetBlue Airways Corp. * (a)	50,900	622,507
Navigator Holdings Ltd. *	10,800	318,492
Rand Logistics, Inc. *	29,000	182,700
Scorpio Bulkers, Inc. *	53,500	426,930
Scorpio Tankers, Inc.	87,100	832,676

	Number of Shares	Value
Transportation—(continued)
StealthGas, Inc. *	46,500	$455,235

		3,080,372

Utilities—4.1%
Cadiz, Inc. * (a)	28,100	371,482
Empire District Electric Co. (The) (a)	7,600	196,460
Great Plains Energy, Inc.	7,600	195,092
NorthWestern Corp.	2,900	140,012
Piedmont Natural Gas Co., Inc.	9,600	359,040
Portland General Electric Co.	7,000	241,290
UIL Holdings Corp.	10,200	379,950

		1,883,326

TOTAL COMMON STOCK (Cost $35,468,352)		44,063,762

SECURITIES LENDING COLLATERAL—12.6%
BlackRock Liquidity TempFund, Institutional Shares	5,806,836	5,806,836

TOTAL SECURITIES LENDING COLLATERAL (Cost $5,806,836)		5,806,836

TOTAL INVESTMENTS—108.4% (Cost $41,275,188)		49,870,598

LIABILITIES IN EXCESS OF OTHER ASSETS—(8.4)%		(3,862,569)

NET ASSETS—100.0%		$46,008,029

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income Producing
(a)	—	All or a portion of the security is on loan. (See Note 6 of the Notes to Financial Statements)

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs		Level 3 Significant Unobservable Inputs
Common Stock *	$44,063,762	$44,063,762		$—		$—
Securities Lending Collateral	5,806,836	5,806,836		—		—

Total Assets	$49,870,598	$49,870,598	$		$

*	See Portfolio of Investments detail for industry and security type breakout.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

46	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—97.8%
Australia—1.7%
Australia & New Zealand Banking Group Ltd.	20,780	$649,382
Nine Entertainment Co. Holdings Ltd.	192,175	370,252

		1,019,634

Bermuda—0.7%
Validus Holdings Ltd.	10,695	418,281

Canada—1.1%
Barrick Gold Corp.	19,060	350,513
Canadian Natural Resources Ltd.	6,940	302,480

		652,993

China—0.7%
Shenzhou International Group Holdings Ltd.	127,000	395,183

France—4.3%
Cap Gemini SA	6,350	451,775
Havas SA	44,785	366,137
Safran SA	12,255	803,552
Sanofi	6,180	677,285
Teleperformance SA	4,595	298,381

		2,597,130

Germany—5.2%
Allianz SE, Registered Shares	3,590	613,080
Aurelius AG	25,285	959,996
Bayerische Motoren Werke AG	5,365	626,138
Fresenius SE & Co. KGaA	13,980	682,023
NORMA Group AG	5,178	249,451

		3,130,688

Hong Kong—2.1%
Cheung Kong Holdings Ltd.	25,000	455,734
Hutchison Whampoa Ltd.	22,000	286,026
SJM Holdings Ltd.	207,000	520,545

		1,262,305

Ireland—1.5%
Greencore Group PLC	59,775	264,161
Smurfit Kappa Group PLC	27,385	621,529

		885,690

Italy—0.7%
Cerved Information Solutions SpA *	68,395	427,772

Japan—6.9%
Hogy Medical Co. Ltd.	7,100	398,358
Inpex Corp.	43,800	627,968
ITOCHU Corp.	32,300	411,016
Lintec Corp.	29,800	637,930
Nippon Telegraph & Telephone Corp.	6,900	463,475
Seven & I Holdings Co. Ltd.	11,100	445,667
Softbank Corp.	5,200	375,727
Toyota Motor Corp.	7,900	450,766

	Number of Shares	Value
Japan—(continued)
TS Tech Co. Ltd.	11,600	$311,058

		4,121,965

South Korea—0.8%
Hyundai Mobis Co. Ltd.	1,720	498,955

Switzerland—5.7%
ACE Ltd.	4,940	525,270
Georg Fischer AG, Registered Shares	795	526,964
Glencore PLC	48,675	293,092
Novartis AG, Registered Shares	9,285	834,224
Roche Holding AG, Participation Certificate	4,255	1,242,707

		3,422,257

Taiwan—1.3%
MediaTek, Inc.	47,000	785,501

United Kingdom—13.1%
Alent PLC	67,435	392,949
AstraZeneca PLC	6,200	473,108
Berendsen PLC	24,475	434,053
BHP Billiton PLC	10,090	318,048
Cambian Group PLC *	166,810	596,779
Entertainment One Ltd. *	51,485	302,999
HSBC Holdings PLC	39,577	427,792
ITV PLC	128,950	452,099
Liberty Global PLC, Series C *	40,145	1,683,280
Pace PLC	54,370	299,162
Rio Tinto PLC	6,130	327,770
Stock Spirits Group PLC	204,874	1,011,829
TE Connectivity Ltd.	10,880	681,958
WH Smith PLC	24,400	467,994

		7,869,820

United States—52.0%
Activision Blizzard, Inc.	20,115	473,507
Allstate Corp., (The)	8,360	514,056
Amgen, Inc.	6,090	848,824
Apple, Inc.	18,185	1,863,963
Avnet, Inc.	9,500	422,845
Berkshire Hathaway, Inc., Class B *	5,455	748,699
Berry Plastics Group, Inc. *	11,685	281,725
Capital One Financial Corp.	13,200	1,083,192
Cardinal Health, Inc.	5,955	438,884
Comcast Corp., Class A	29,130	1,594,285
Crane Co.	9,260	644,403
CVS Health Corp.	20,220	1,606,479
Diamondback Energy, Inc. *	3,435	296,612
Dover Corp.	5,420	476,255
EMC Corp.	10,100	298,253
Energen Corp.	3,355	270,010
EOG Resources, Inc.	4,420	485,670
EQT Corp.	3,800	376,428
Exxon Mobil Corp.	6,290	625,603
Fifth Third Bancorp	31,885	650,613
Graphic Packaging Holding Co. *	100,340	1,283,349
Honeywell International, Inc.	9,115	868,021
International Paper Co.	6,150	297,968

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	47

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS GLOBAL EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United States—(continued)
Johnson & Johnson	9,960	$1,033,151
JPMorgan Chase & Co.	8,830	524,944
Lear Corp.	4,030	407,554
Macy’s, Inc.	13,100	815,999
Marathon Petroleum Corp.	3,665	333,552
McKesson Corp.	6,125	1,194,559
Medtronic, Inc.	6,255	399,382
Microsoft Corp.	40,885	1,857,406
Norfolk Southern Corp.	5,420	579,940
Occidental Petroleum Corp.	5,075	526,430
Packaging Corp of America	8,160	554,798
Pfizer, Inc.	24,240	712,414
QEP Resources, Inc.	12,985	461,876
Rice Energy, Inc. *	11,430	334,670
Rofin-Sinar Technologies, Inc. *	17,515	419,659
Tribune Media Co *	9,995	762,619
United Technologies Corp.	3,315	357,954
Universal Health Services, Inc., Class B	7,005	801,652

	Number of Shares	Value
United States—(continued)
Valero Energy Corp.	5,505	$298,041
Wells Fargo & Co.	11,240	578,186
Western Digital Corp.	7,940	817,899
Western Refining, Inc.	8,960	416,909
WR Berkley Corp.	13,205	638,462

		31,277,700

TOTAL COMMON STOCK (Cost $52,769,579)		58,765,874

TOTAL INVESTMENTS—97.8% (Cost $52,769,579)		58,765,874

OTHER ASSETS IN EXCESS OF LIABILITIES—2.2%		1,321,216

NET ASSETS—100.0%		$60,087,090

PLC	—	Public Limited Company
*	—	Non-income producing.

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Australia	$1,019,634	$—	$1,019,634	$—
Bermuda	418,281	418,281	—	—
Canada	652,993	652,993	—	—
China	395,183	—	395,183	—
France	2,597,130	366,137	2,230,993	—
Germany	3,130,688	—	3,130,688	—
Hong Kong	1,262,305	—	1,262,305	—
Ireland	885,690	—	885,690	—
Italy	427,772	427,772	—	—
Japan	4,121,965	—	4,121,965	—
South Korea	498,955	—	498,955	—
Switzerland	3,422,257	525,270	2,896,987	—
Taiwan	785,501	—	785,501	—
United Kingdom	7,869,820	3,657,965	4,211,855	—
United States	31,277,700	31,277,700	—	—

Total Assets	$58,765,874	$37,326,118	$21,439,756	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

48	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
COMMON STOCK—94.3%
Australia—2.2%
Australia & New Zealand Banking Group Ltd.	6,675	$208,596
Nine Entertainment Co. Holdings Ltd.	52,505	101,158

		309,754

Belgium—1.9%
Ageas	4,230	141,978
Ontex Group NV *	5,500	131,166

		273,144

Canada—2.5%
Barrick Gold Corp.	4,505	82,847
Canadian Natural Resources Ltd.	3,605	157,124
Suncor Energy, Inc.	2,765	113,494

		353,465

China—1.0%
Shenzhou International Group Holdings Ltd.	45,000	140,025

Denmark—0.4%
Carlsberg A/S, Class B	690	63,085

France—11.2%
Atos	855	65,293
AXA SA	5,805	144,045
Cap Gemini SA	3,615	257,191
Havas SA	13,255	108,365
LISI	460	70,717
Publicis Groupe SA	825	61,494
Safran SA	3,735	244,901
Sanofi	3,295	361,109
Teleperformance SA	1,725	112,015
Total SA	2,140	141,216

		1,566,346

Germany—11.8%
Allianz SE, Registered Shares	1,445	246,769
Aurelius AG	7,380	280,196
Bayer AG, Registered Shares	1,660	223,110
Bayerische Motoren Werke AG	1,940	226,413
Fresenius SE & Co. KGaA	7,580	369,795
Henkel AG & Co. KGaA	1,100	104,689
Muenchener Rueckversicherungs AG, Registered Shares	335	67,260
NORMA Group AG	2,646	127,471

		1,645,703

Hong Kong—5.4%
AMVIG Holdings Ltd.	192,000	79,790
Cheung Kong Holdings Ltd.	12,000	218,752
Hutchison Whampoa Ltd.	10,000	130,012
Lenovo Group Ltd.	112,000	171,027
SJM Holdings Ltd.	60,000	150,883

		750,464

	Number of Shares	Value
Ireland—2.2%
Greencore Group PLC	22,665	$100,162
Smurfit Kappa Group PLC	9,040	205,172

		305,334

Italy—0.9%
Cerved Information Solutions SpA *	19,245	120,367

Japan—14.7%
Aisin Seiki Co. Ltd.	2,100	77,726
Brother Industries Ltd.	5,100	98,986
Citizen Holdings Co. Ltd.	12,300	87,438
Hogy Medical Co. Ltd.	2,400	134,656
Inpex Corp.	14,900	213,624
ITOCHU Corp.	10,200	129,795
Kaken Pharmaceutical Co. Ltd.	6,000	151,229
Lintec Corp.	10,000	214,071
Message Co. Ltd.	2,600	91,675
Nippon Telegraph & Telephone Corp.	2,600	174,643
Nippon Television Holdings, Inc.	4,400	67,678
Seven & I Holdings Co. Ltd.	3,300	132,496
Softbank Corp.	1,810	130,782
Toho Holdings Co. Ltd.	3,700	71,636
Toyota Motor Corp.	3,000	171,177
TS Tech Co. Ltd.	4,300	115,306

		2,062,918

Netherlands—1.7%
Aegon NV	13,315	105,291
Koninklijke Ahold NV	7,871	134,475

		239,766

Singapore—1.2%
United Overseas Bank Ltd.	9,000	165,090

South Korea—2.7%
Hyundai Mobis Co. Ltd.	410	118,937
Hyundai Motor Co.	320	73,561
Samsung Electronics Co. Ltd.	70	85,231
SK Telecom Co. Ltd.	365	98,633

		376,362

Switzerland—10.7%
Aryzta AG *	750	68,521
Georg Fischer AG, Registered Shares	265	175,655
Glencore PLC	18,420	110,914
Kaba Holding AG	220	108,212
Novartis AG, Registered Shares	4,330	389,035
Roche Holding AG, Participation Certificate	1,505	439,547
Swiss Re AG	1,530	125,445
Zurich Insurance Group AG	265	80,004

		1,497,333

Taiwan—1.7%
MediaTek, Inc.	14,000	233,979

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	49

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS INTERNATIONAL EQUITY FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United Kingdom—22.1%
Alent PLC	22,395	$130,497
AstraZeneca PLC	2,415	184,283
Berendsen PLC	13,170	233,564
BHP Billiton PLC	5,475	172,578
Cambian Group PLC *	48,745	174,390
Entertainment One Ltd.	24,245	142,686
HSBC Holdings PLC	19,645	212,345
ITV PLC	52,455	183,907
Liberty Global PLC, Series C *	10,655	446,764
Pace PLC	12,835	70,623
Rexam PLC	17,275	145,544
Rio Tinto PLC	2,410	128,862
Royal Dutch Shell PLC, Class A	5,090	205,999
Standard Chartered PLC	5,055	101,890
Stock Spirits Group PLC	57,868	285,798

	Number of Shares	Value
United Kingdom—(continued)
WH Smith PLC	10,660	$204,460
WPP PLC	3,335	69,988

		3,094,178

TOTAL COMMON STOCK (Cost $11,192,631)		13,197,313

TOTAL INVESTMENTS—94.3% (Cost $11,192,631)		13,197,313

OTHER ASSETS IN EXCESS OF LIABILITIES—5.7%		795,000

NET ASSETS—100.0%		$13,992,313

PLC	—	Public Limited Company
*	—	Non-income producing.

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Australia	$309,754	$—	$309,754	$—
Belgium	273,144	131,166	141,978	—
Canada	353,465	353,465	—	—
China	140,025	—	140,025	—
Denmark	63,085	—	63,085	—
France	1,566,346	179,082	1,387,264	—
Germany	1,645,703	—	1,645,703	—
Hong Kong	750,464	—	750,464	—
Ireland	305,334	—	305,334	—
Italy	120,367	120,367	—	—
Japan	2,062,918	—	2,062,918	—
Netherlands	239,766	—	239,766	—
Singapore	165,090	—	165,090	—
South Korea	376,362	—	376,362	—
Switzerland	1,497,333	—	1,497,333	—
Taiwan	233,979	—	233,979	—
United Kingdom	3,094,178	894,337	2,199,841	—

Total Assets	$13,197,313	$1,678,417	$11,518,896	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

50	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
LONG POSITIONS—95.6%
COMMON STOCK—95.6%
Australia—1.7%
Australia & New Zealand Banking Group Ltd.	13,942	$435,689
Nine Entertainment Co. Holdings Ltd.	124,651	240,158

		675,847

Bermuda—0.7%
Validus Holdings Ltd. †	7,004	273,926

		273,926

Canada—1.2%
Barrick Gold Corp.	12,782	235,061
Canadian Natural Resources Ltd. †	4,573	199,314
Stornoway Diamond Corp. *	83,247	49,000

		483,375

China—0.6%
Shenzhou International Group Holdings Ltd.	83,000	258,269

		258,269

France—4.3%
Cap Gemini SA †	4,327	307,847
Havas SA	29,894	244,397
Safran SA †	8,134	533,341
Sanofi †	4,197	459,962
Teleperformance †	3,064	198,964

		1,744,511

Germany—4.8%
Allianz SE, Registered Shares	1,541	263,163
Aurelius AG †	16,878	640,807
Bayerische Motoren Werke AG †	3,558	415,247
Fresenius SE & Co. KGaA †	9,354	456,340
Norma Group SE †	3,268	157,436

		1,932,993

Hong Kong—2.0%
Cheung Kong Holdings Ltd.	16,000	291,670
Hutchison Whampoa Ltd.	11,000	143,013
SJM Holdings Ltd.	140,000	352,059

		786,742

Ireland—1.5%
Greencore Group PLC †	38,086	168,312
Smurfit Kappa Group PLC	18,375	417,039

		585,351

Italy—0.7%
Cerved Information Solutions SpA *	45,780	286,328

		286,328

Japan—7.2%
Hogy Medical Co. Ltd.	5,100	286,145
Inpex Corp.	29,700	425,814

	Number of Shares	Value
Japan—(continued)
ITOCHU Corp.	24,100	$306,672
Lintec Corp.	20,900	447,407
Nippon Telegraph & Telephone Corp.	4,800	322,418
Seven & I Holdings Co., Ltd.	7,300	293,097
SoftBank Corp.	3,400	245,668
Toyota Motor Corp.	5,800	330,942
TS Tech Co., Ltd.	8,900	238,656

		2,896,819

South Korea—0.8%
Hyundai Mobis Co. Ltd.	1,154	334,764

		334,764

Switzerland—5.6%
ACE Ltd. †	3,184	338,555
Georg Fischer AG, Registered Shares †	534	353,961
Glencore PLC	32,120	193,408
Novartis AG, Registered Shares †	6,136	551,298
Roche Holding AG, Participation Certificate †	2,796	816,594

		2,253,816

Taiwan—1.4%
MediaTek, Inc.	33,000	551,522

		551,522

United Kingdom—12.2%
Alent PLC	42,633	248,426
AstraZeneca PLC	4,160	317,440
Berendsen PLC †	16,016	284,036
BHP Billiton PLC †	6,595	207,882
Cambian Group PLC *	110,719	396,108
Entertainment One Ltd. †	33,976	199,955
HSBC Holdings PLC †	25,844	279,351
ITV PLC	85,098	298,354
Liberty Global PLC, Series C * †	26,595	1,115,128
Pace PLC †	28,378	156,145
Stock Spirits Group PLC †	128,965	636,931
TE Connectivity Ltd. †	7,299	457,501
WH Smith PLC †	16,101	308,818

		4,906,075

United States—50.9%
Activision Blizzard, Inc. †	13,337	313,953
Allstate Corp., (The) †	5,677	349,079
Amgen, Inc. †	4,057	565,465
Apple, Inc. †	12,201	1,250,603
Avnet, Inc. †	6,350	282,639
Berkshire Hathaway, Inc., Class B * †	3,573	490,394
Berry Plastics Group, Inc. * †	7,866	189,649
Capital One Financial Corp. †	8,716	715,235
Comcast Corp., Class A †	19,222	1,052,020
Crane Co. †	5,665	394,227
CVS Health Corp. †	13,022	1,034,598
Diamondback Energy, Inc. * †	3,321	286,768

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	51

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United States—(continued)
Dover Corp. †	3,511	$308,512
EMC Corp. †	6,860	202,576
Energen Corp. †	2,221	178,746
EOG Resources, Inc. †	2,963	325,574
EQT Corp. †	2,527	250,325
Exxon Mobil Corp. †	4,198	417,533
Fifth Third Bancorp †	21,147	431,505
Graphic Packaging Holding Co. * †	66,258	847,440
Honeywell International, Inc. †	6,068	577,856
International Paper Co. †	4,136	200,389
Johnson & Johnson †	6,529	677,253
JPMorgan Chase & Co. †	5,883	349,744
Lear Corp.	2,725	275,579
Macy’s, Inc. †	6,381	397,472
Marathon Petroleum Corp. †	2,456	223,521
McKesson Corp. †	4,009	781,875
Medtronic, Inc. †	4,186	267,276
Microsoft Corp. †	27,227	1,236,923
Norfolk Southern Corp. †	3,614	386,698
Occidental Petroleum Corp. †	3,402	352,889
Packaging Corp. of America †	5,463	371,429
Parsley Energy, Inc., Class A *	6,636	145,461
Pfizer, Inc. †	16,431	482,907
QEP Resources, Inc. †	4,520	160,776
Rice Energy, Inc. * †	7,444	217,960
Rofin-Sinar Technologies, Inc. *	11,509	275,756
Tribune Media Co., Class A * †	6,827	520,900
United Technologies Corp.	2,173	234,641
Universal Health Services, Inc., Class B †	4,539	519,443
Valero Energy Corp. †	3,601	194,958
Viper Energy Partners LP * †	3,111	99,303
Wells Fargo & Co. †	7,491	385,337
Western Digital Corp. †	5,295	545,438
Western Refining, Inc. †	5,939	276,342
WR Berkley Corp.	8,965	433,458

		20,478,425

TOTAL COMMON STOCK (Cost $37,052,538)		38,448,763

WARRANTS—0.0%
Canada—0.0%
Stornoway Diamond Corp. * Exercise Price CAD 0.90, Expires 7/08/16	36,284	3,838

		3,838

TOTAL WARRANTS (Cost $3,889)		3,838

TOTAL INVESTMENTS—95.6% (Cost $37,056,427)		38,452,601

SECURITIES SOLD SHORT—(47.5%)
COMMON STOCK—(47.5%)
Austria—(0.3%)
Rosenbauer International AG	(1,268)	(115,377)

		(115,377)

	Number of Shares	Value
Canada—(0.6%)
ShawCor Ltd.	(1,886)	$(102,218)
Teck Resources Ltd., Class B	(6,716)	(152,504)

		(254,722)

Cayman Island—(0.2%)
Macau Legend Development Ltd *	(167,000)	(92,616)

		(92,616)

China—(0.4%)
Mindray Medical International Ltd. — ADR	(5,044)	(157,575)

		(157,575)

Denmark—(0.3%)
William Demant Holding A/S *	(1,723)	(133,125)

		(133,125)

Finland—(0.8%)
Huhtamaki OYJ	(5,858)	(157,237)
Konecranes OYJ	(4,948)	(157,204)

		(314,441)

France—(3.0%)
Bureau Veritas SA	(6,751)	(160,495)
Dassault Systemes	(2,014)	(133,476)
Hermes International	(555)	(191,015)
Kering	(557)	(118,084)
Legrand SA	(1,916)	(105,954)
LVMH Moet Hennessy Louis Vuitton SA — Unsponsored ADR	(5,014)	(173,785)
Remy Cointreau SA	(1,998)	(158,804)
SEB SA	(1,957)	(154,057)

		(1,195,670)

Germany—(2.3%)
Adidas AG	(2,151)	(161,742)
Beiersdorf AG	(2,055)	(181,167)
Carl Zeiss Meditec AG	(4,215)	(128,753)
K+S AG, Registered Shares	(4,400)	(136,904)
Linde AG	(485)	(96,116)
Pfeiffer Vacuum Technology AG	(1,471)	(132,862)
SGL Carbon SE *	(3,589)	(105,172)

		(942,716)

Hong Kong—(1.0%)
AAC Technologies Holdings, Inc.	(15,000)	(97,821)
ASM Pacific Technology, Ltd.	(8,900)	(92,617)
Vtech Holdings Ltd.	(16,600)	(203,483)

		(393,921)

India—(0.6%)
HDFC Bank Ltd. — ADR	(1,969)	(97,840)
Infosys Ltd. — Sponsored ADR	(2,147)	(127,747)

		(225,587)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

52	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
Ireland—(0.3%)
James Hardie Industries PLC	(11,186)	$(134,066)

		(134,066)

Israel—(0.4%)
Stratasys Ltd. *	(1,347)	(161,586)

		(161,586)

Italy—(0.8%)
Intesa Sanpaolo SpA	(33,616)	(100,092)
Prada SpA	(16,600)	(117,574)
UniCredit SpA	(12,766)	(99,007)

		(316,673)

Japan—(3.1%)
Fast Retailing Co., Ltd.	(800)	(250,525)
FP Corp.	(4,200)	(134,974)
Hisamitsu Pharmaceutical Co., Inc.	(5,000)	(198,541)
Hulic Co., Ltd.	(17,400)	(197,782)
Keikyu Corp.	(17,000)	(149,648)
Nintendo Co., Ltd.	(1,600)	(178,345)
Toyo Seikan Group Holdings Ltd.	(10,400)	(142,343)

		(1,252,158)

Luxembourg—(0.3%)
Millicom International Cellular SA — SDR	(1,101)	(98,764)

		(98,764)

New Zealand—(0.6%)
Ryman Healthcare Ltd.	(18,526)	(124,941)
Xero Ltd. *	(6,314)	(133,350)

		(258,291)

Spain—(1.2%)
Banco de Sabadell SA	(32,191)	(101,360)
Banco Santander SA	(13,925)	(138,736)
CaixaBank SA	(20,531)	(123,581)
Viscofan SA	(1,823)	(101,680)

		(465,357)

Sweden—(0.8%)
Autoliv, Inc.	(1,445)	(149,832)
Elekta AB, Class B	(16,340)	(186,791)

		(336,623)

Switzerland—(0.9%)
Panalpina Welttransport Holding AG, Registered Shares	(1,583)	(224,993)
SGS SA	(65)	(144,336)

		(369,329)

Thailand—(0.3%)
Siam Commercial Bank PCL, (The)	(19,500)	(114,179)

		(114,179)

United Kingdom—(2.8%)
Aberdeen Asset Management PLC	(17,727)	(128,193)
B&M European Value Retail SA *	(34,508)	(159,261)
Diageo PLC	(7,390)	(218,079)

	Number of Shares	Value
United Kingdom—(continued)
G4S PLC	(35,093)	$(154,539)
Michael Page International PLC	(21,339)	(161,510)
Ocado Group PLC *	(24,831)	(135,412)
Saga PLC *	(53,353)	(164,746)

		(1,121,740)

United States—(26.5%)
3D Systems Corp. *	(3,911)	(209,278)
ABIOMED, Inc. *	(5,589)	(145,593)
Air Products & Chemicals, Inc.	(1,309)	(174,372)
Alere, Inc. *	(3,897)	(138,149)
American Axle & Manaufacturing Holdings, Inc. *	(5,996)	(108,528)
AptarGroup, Inc.	(2,604)	(167,047)
Astoria Financial Corp.	(12,573)	(164,329)
AutoNation, Inc. *	(2,942)	(159,604)
Buffalo Wild Wings, Inc. *	(873)	(128,986)
Cabela’s, Inc. *	(2,317)	(141,383)
Cabot Oil & Gas Corp.	(2,790)	(93,577)
CarMax, Inc. *	(4,052)	(212,325)
Carrizo Oil & Gas, Inc. *	(1,215)	(76,205)
Caterpillar, Inc.	(1,148)	(125,212)
Cheesecake Factory, Inc. (The)	(5,199)	(233,695)
Clorox Co. (The)	(984)	(87,182)
Community Bank System, Inc.	(2,470)	(87,290)
Concur Technologies, Inc. *	(1,522)	(152,778)
CONSOL Energy, Inc.	(3,510)	(141,383)
Continental Resources, Inc. *	(1,218)	(196,451)
Dorman Products, Inc. *	(1,977)	(88,629)
Eaton Vance Corp.	(6,202)	(242,870)
EQT Midstream Partners LP	(1,227)	(119,620)
FactSet Research Systems, Inc.	(869)	(110,711)
First Financial Bankshares, Inc.	(6,985)	(205,289)
Goodrich Petroleum Corp. *	(4,112)	(90,875)
Greenhill & Co., Inc.	(4,284)	(210,002)
Guess?, Inc.	(7,960)	(186,582)
HeartWare International, Inc. *	(1,126)	(91,319)
HollyFrontier Corp.	(3,349)	(167,550)
Insulet Corp. *	(5,146)	(185,822)
Interface, Inc.	(6,120)	(104,224)
Intrepid Potash, Inc. *	(8,952)	(137,234)
Itron, Inc. *	(4,177)	(176,353)
J.B. Hunt Transport Services, Inc.	(1,795)	(135,612)
Krispy Kreme Doughnuts Inc *	(12,184)	(207,250)
L Brands, Inc.	(2,943)	(187,911)
Matador Resources Co. *	(3,130)	(85,637)
Mattel, Inc.	(4,685)	(161,586)
Mobile Mini, Inc.	(3,877)	(151,862)
Mondelez International Inc	(3,160)	(114,360)
Monro Muffler Brake, Inc.	(5,203)	(269,255)
Monster Beverage Corp. *	(1,552)	(137,212)
National Instruments Corp.	(5,234)	(173,507)
Netflix, Inc. *	(300)	(143,292)
NetSuite, Inc. *	(2,049)	(179,574)
NewMarket Corp.	(438)	(178,218)
NOW Inc. *	(3,875)	(127,991)
Oasis Petroleum, Inc. *	(1,990)	(97,888)
Pandora Media, Inc. *	(5,328)	(144,069)
Plum Creek Timber Co., Inc.	(1,742)	(70,777)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	53

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND (continued)	PORTFOLIO OF INVESTMENTS

	Number of Shares	Value
United States—(continued)
Post Holdings, Inc. *	(2,424)	$(89,615)
Proto Labs, Inc. *	(1,210)	(91,040)
PVH Corp.	(1,603)	(187,134)
Raven Industries, Inc.	(5,091)	(135,726)
ResMed, Inc.	(3,128)	(165,940)
Restoration Hardware Holdings Inc. *	(1,116)	(93,599)
Rollins, Inc.	(3,833)	(114,032)
Sally Beauty Holdings, Inc. *	(3,674)	(102,431)
Shutterstock, Inc. *	(1,521)	(107,687)
Snyders-Lance, Inc.	(5,602)	(152,711)
Sun Hydraulics Corp.	(3,104)	(124,253)
Trex Co., Inc. *	(4,874)	(183,262)
Trustmark Corp.	(5,317)	(126,199)
Tumi Holdings, Inc. *	(6,797)	(152,797)
UMB Financial Corp.	(2,100)	(121,275)
Under Armour, Inc., Class A *	(1,579)	(107,940)
United Bankshares, Inc.	(3,130)	(103,134)
United Natural Foods, Inc. *	(1,997)	(128,387)
ViaSat, Inc. *	(2,053)	(116,898)
Vulcan Materials Co.	(1,445)	(91,584)
W.W. Grainger, Inc.	(487)	(119,899)

	Number of Shares	Value
United States—(continued)
Wausau Paper Corp.	(17,760)	$(161,971)
Weatherford International PLC *	(6,348)	(150,384)
Westamerica Bancorporation	(1,826)	(88,324)

		(10,642,670)

TOTAL COMMON STOCK (Proceeds $19,483,804)		(19,097,186)

TOTAL SECURITIES SOLD SHORT—(47.5%) (Proceeds $19,483,804)		(19,097,186)

OTHER ASSETS IN EXCESS OF LIABILITIES—51.9%		20,888,929

NET ASSETS—100.0%		$40,244,344

ADR	—	American Depositary Receipt
PLC	—	Public Limited Company
*	—	Non-income producing.
†	—	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

Contracts For Difference held by the Fund at August 31, 2014, are as follows:

Reference Company	Counterparty	Number of Contracts (Short)	Notional Amount	Unrealized Depreciation
Chailease Holding Co., Ltd.	Goldman Sachs	(106,700)	$276,361	$(12,695)

A summary of the inputs used to value the Fund’s investments as of August 31, 2014 is as follows (see Note I in the Notes to Financial Statements):

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Common Stock
Australia	$675,847	$—	$675,847	$—
Bermuda	273,926	273,926	—
Canada	483,375	483,375	—	—
China	258,269	—	258,269	—
France	1,744,511	244,397	1,500,114	—
Germany	1,932,993	—	1,932,993	—
Hong Kong	786,742	—	786,742	—
Ireland	585,351	—	585,351	—
Italy	286,328	286,328	—	—
Japan	2,896,819	—	2,896,819	—
South Korea	334,764	—	334,764	—
Switzerland	2,253,816	338,555	1,915,261	—
Taiwan	551,522	—	551,522	—
United Kingdom	4,906,075	2,417,118	2,488,957	—
United States	20,478,425	20,478,425	—	—
Warrants	3,838	3,838	—	—

Total Assets	$38,452,601	$24,525,962	$13,926,639	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

54	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

ROBECO BOSTON PARTNERS GLOBAL LONG/SHORT FUND (concluded)	PORTFOLIO OF INVESTMENTS

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Securities Sold Short
Austria	$(115,377)	$(115,377)	$—	$—
Canada	(254,722)	(254,722)	—	—
Cayman Island	(92,616)	—	(92,616)	—
China	(157,575)	(157,575)	—	—
Denmark	(133,125)	(133,125)	—	—
Finland	(314,441)	—	(314,441)	—
France	(1,195,670)	(332,589)	(863,081)	—
Germany	(942,716)	—	(942,716)	—
Hong Kong	(393,921)	(296,100)	(97,821)	—
India	(225,587)	(225,587)	—	—
Ireland	(134,066)	—	(134,066)	—
Israel	(161,586)	(161,586)	—	—
Italy	(316,673)	—	(316,673)
Japan	(1,252,158)	—	(1,252,158)	—
Luxembourg	(98,764)	—	(98,764)	—
New Zealand	(258,291)	—	(258,291)	—
Spain	(465,357)	—	(465,357)	—
Sweden	(336,623)	(149,832)	(186,791)	—
Switzerland	(369,329)	—	(369,329)	—
Thailand	(114,179)	—	(114,179)	—
United Kingdom	(1,121,740)	(324,007)	(797,733)	—
United States	(10,642,670)	(10,642,670)	—	—
Contracts for difference	(12,695)	—	(12,695)	—

Total Liabilities	$(19,109,881)	$(12,793,170)	$(6,316,711)	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	55

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES

	Robeco Boston Partners Small Cap Value Fund II	Robeco Boston Partners Long/Short Equity Fund	Robeco Boston Partners Long/Short Research Fund	Robeco Boston Partners All-Cap Value Fund
ASSETS
Investments in securities, at value † ^	$215,960,831	$915,329,382	$5,160,969,777	$934,907,385
Cash	7,623,042	79,213,775	350,966,856	24,647,269
Foreign currency, at value #	—	—	4,950,130	—
Receivables
Investments sold	2,499,433	7,593,935	26,755,241	—
Deposits with brokers for securities sold short	—	514,538,316	2,492,424,063	—
Dividends and interest	173,071	1,040,413	8,250,169	1,712,031
Capital shares sold	131,738	1,149,932	16,540,586	944,783
Prepaid expenses and other assets	21,987	44,809	98,392	32,413

Total assets	226,410,102	1,518,910,562	8,060,955,214	962,243,881

LIABILITIES
Securities sold short, at fair value ‡	—	532,618,566	2,494,330,684	—
Options written, at value *	—	14,900	2,755,524	796,240
Foreign cash overdraft #	—	—	19,872	—
Payables
Securities lending collateral	9,407,600	31,865,745	—	5,021,034
Investments purchased	2,080,456	1,180,084	19,384,403	—
Capital shares redeemed	88,602	1,362,612	13,139,983	1,603,013
Due to prime broker	—	61,637,316	171,577,608	—
Investment advisory fees	164,515	1,695,718	5,547,019	456,049
Custodian fees	16,663	75,532	407,913	70,388
Distribution and service fees	23,337	45,234	60,630	44,774
Dividends on securities sold-short	—	71,479	4,331,841	—
Administration and accounting fees	36,006	113,744	342,217	107,094
Prime broker interest payable	—	2,482	6,871	—
Printing and shareholder reporting fees	16,865	22,764	11,227	3,601
Other accrued expenses and liabilities	47,801	76,883	402,626	76,706

Total liabilities	11,881,845	630,783,059	2,712,318,418	8,178,899

Net Assets	$214,528,257	$888,127,503	$5,348,636,796	$954,064,982

NET ASSETS CONSIST OF
Par value	$9,668	$39,794	$353,359	$41,528
Paid-in capital	149,136,970	745,780,075	4,824,610,334	705,419,580
Undistributed net investment income/(accumulated net investment loss)	496,166	(17,692,303)	(29,066,893)	5,521,256
Accumulated net realized gain from investments, securities sold short, written options and foreign currency translation	594,776	49,725,321	6,249,516	30,487,253
Net unrealized appreciation on investments, securities sold short, written options and foreign currency translation	64,290,677	110,274,616	546,490,480	212,595,365

Net Assets	$214,528,257	$888,127,503	$5,348,636,796	$954,064,982

INSTITUTIONAL CLASS
Net assets	$102,111,592	$676,755,790	$5,054,387,970	$736,475,437
Shares outstanding	4,508,352	29,884,800	333,745,324	32,025,641

Net asset value, offering and redemption price per share	$22.65	$22.65	$15.14	$23.00

INVESTOR CLASS
Net assets	$112,416,665	$211,371,713	$294,248,826	$217,589,545
Shares outstanding	5,159,350	9,909,010	19,613,854	9,502,822

Net asset value, offering and redemption price per share	$21.79	$21.33	$15.00	$22.90

† Investment in securities, at cost	$151,670,154	$739,443,302	$4,494,934,402	$722,259,387
^ Includes market value of securities on loan	$9,344,938	$31,085,197	$—	$4,978,256
# Foreign currency, at cost	$—	$—	$4,981,527	$—
‡ Proceeds received, securities sold short	$—	$466,695,119	$2,374,452,957	$—
* Premiums received, options written	$—	$326,590	$3,161,737	$743,607

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

56	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Robeco WPG Small/Micro Cap Value Fund	Robeco Boston Partners Global Equity Fund	Robeco Boston Partners International Equity Fund	Robeco Boston Partners Global Long/Short Fund
ASSETS
Investments in securities, at value † ^	$49,870,598	$58,765,874	$13,197,313	$38,452,601
Cash	2,003,097	1,276,298	841,905	1,492,235
Foreign currency, at value #	—	49,996	2,443	23,407
Receivables
Investments sold	59,571	—	—	203,030
Deposits with brokers for securities sold short	—	—	—	19,119,428
Dividends and interest	34,308	126,686	52,707	57,021
Capital shares sold	—	—	—	444,850
Investment adviser	—	2,541	21,403	—
Prepaid expenses and other assets	13,756	11,240	4,248	14,095

Total assets	51,981,330	60,232,635	14,120,019	59,806,667

LIABILITIES
Securities sold short, at fair value ‡	—	—	—	19,097,186
Payables
Securities lending collateral	5,806,836	—	—	—
Investments purchased	45,741	44,904	43,385	307,184
Capital shares redeemed	25,341	—	—	—
Due to prime broker	—	—	—	5,744
Investment advisory fees	21,837	21,642	—	29,726
Custodian fees	19,651	20,223	24,839	16,941
Distribution and service fees	—	—	—	506
Dividends on securities sold-short	—	—	—	35,403
Administration and accounting fees	15,316	15,815	10,973	10,677
Prime broker interest payable	—	—	—	3,343
Printing and shareholder reporting fees	1,763	741	1,920	1,476
Unrealized loss on contracts for difference	—	—	—	12,695
Other accrued expenses and liabilities	36,816	42,220	46,589	41,442

Total liabilities	5,973,301	145,545	127,706	19,562,323

Net Assets	$46,008,029	$60,087,090	$13,992,313	$40,244,344

NET ASSETS CONSIST OF
Par value	$2,253	$3,855	$1,033	$3,909
Paid-in capital	33,779,661	51,325,103	10,472,530	38,965,563
Undistributed net investment income/(accumulated net investment loss)	177,498	546,411	230,443	(5,296)
Accumulated net realized gain/(loss) from investments, securities sold short, contracts for difference and foreign currency translation	3,453,207	2,216,637	1,283,916	(489,806)
Net unrealized appreciation on investments, securities sold short, contracts for difference and foreign currency translation	8,595,410	5,995,084	2,004,391	1,769,974

Net Assets	$46,008,029	$60,087,090	$13,992,313	$40,244,344

INSTITUTIONAL CLASS
Net assets	$46,008,029	$60,087,090	$13,992,313	$37,403,092
Shares outstanding	2,253,403	3,854,771	1,033,273	3,632,899

Net asset value, offering and redemption price per share	$20.42	$15.59	$13.54	$10.30

INVESTOR CLASS
Net assets	$—	$—	$—	$2,841,252
Shares outstanding	—	—	—	276,209

Net asset value, offering and redemption price per share	$—	$—	$—	$10.29

† Investment in securities, at cost	$41,275,188	$52,769,579	$11,192,631	$37,056,427
^ Includes market value of securities on loan	$5,656,829	$—	$—	$—
# Foreign currency, at cost	$—	$49,909	$2,448	$23,576
‡ Proceeds received, securities sold short	$—	$—	$—	$19,483,804

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	57

ROBECO INVESTMENT FUNDS	FOR THE YEAR ENDED AUGUST 31, 2014

STATEMENTS OF OPERATIONS

	Robeco Boston Partners Small Cap Value Fund II	Robeco Boston Partners Long/Short Equity Fund	Robeco Boston Partners Long/Short Research Fund	Robeco Boston Partners All-Cap Value Fund
Investment Income
Dividends †	$3,484,097	$11,260,975	$62,455,806	$13,576,508
Interest	670	93,210	496,798	2,657
Income from securities loaned (Note 6)	220,446	339,991	—	24,789

Total investment income	3,705,213	11,694,176	62,952,604	13,603,954

Expenses
Advisory fees (Note 2)	1,965,368	18,970,872	46,092,928	6,222,767
Distribution fees (Investor Class) (Note 2)	268,530	527,477	529,610	397,495
Administration and accounting fees (Note 2)	185,362	636,603	1,714,055	565,371
Transfer agent fees (Note 2)	97,393	239,649	1,397,986	122,547
Registration and filing fees	36,792	78,576	697,935	90,571
Directors’ and officers’ fees	28,015	58,366	145,331	48,357
Audit fees	26,682	30,906	30,956	29,193
Custodian fees (Note 2)	22,725	130,111	560,515	99,684
Printing and shareholder reporting fees	21,952	62,372	192,967	45,262
Legal fees	21,717	98,459	382,176	80,048
Dividend expense on securities sold-short	—	2,311,923	30,884,657	—
Prime broker interest expense	—	13,801,652	10,918,240	—
Other expenses	10,286	40,799	70,131	25,721

Total expenses before waivers and reimbursements	2,684,822	36,987,765	93,617,487	7,727,016
Less: waivers and reimbursements	(41,219)	—	—	(1,880,600)

Net expenses after waivers and reimbursements	2,643,603	36,987,765	93,617,487	5,846,416

Net investment income/(loss)	1,061,610	(25,293,589)	(30,664,883)	7,757,538

Net realized gain/(loss) from:
Investments	11,625,465	143,935,060 *	168,686,125	40,400,339
Investments sold-short	—	(78,650,870)	(147,765,055)	—
Foreign currency transactions	—	140,852	(6,295,487)	—
Written options **	—	(1,614,999)	1,442,953	(89,043)
Net change in unrealized appreciation/(depreciation) on:
Investments	20,145,483	45,680,601	530,964,299	112,716,702
Investments sold short	—	25,441,762	(79,889,256)	—
Foreign currency translation	—	297	471,025	—
Written options **	—	(425,581)	(339,744)	5,099

Net realized and unrealized gain from investments	31,770,948	134,507,122	467,274,860	153,033,097

Net increase in net assets resulting from operations	$32,832,558	$109,213,533	$436,609,977	$160,790,635

† Net of foreign withholding taxes of	$—	$(439,517)	$(1,237,368)	$(269,185)

*	Includes realized loss on purchased options of $(731,865). Primary risk is equity contracts
**	Primary risk is equity contracts

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

58	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	FOR THE YEAR ENDED AUGUST 31, 2014

STATEMENTS OF OPERATIONS (concluded)

	Robeco WPG Small/Micro Cap Value Fund	Robeco Boston Partners Global Equity Fund	Robeco Boston Partners International Equity Fund	Robeco Boston Partners Global Long/Short Fund*
Investment Income
Dividends †	$702,611	$1,124,393	$389,099	$205,129
Interest	223	202	68	7,742
Income from securities loaned (Note 6)	67,066	—	—	—

Total investment income	769,900	1,124,595	389,167	212,871

Expenses
Advisory fees (Note 2)	394,293	462,940	118,124	173,646
Administration and accounting fees (Note 2)	79,304	91,302	97,067	52,562
Transfer agent fees (Note 2)	55,035	31,539	31,512	44,278
Custodian fees (Note 2)	29,713	26,592	33,639	19,432
Audit fees	25,675	31,499	27,097	27,105
Registration and filing fees	22,002	38,175	38,983	8,128
Directors’ and officers’ fees	21,331	20,870	19,694	9,281
Legal fees	5,020	3,550	388	1,151
Printing and shareholder reporting fees	2,298	1,013	495	1,575
Distribution fees (Investor Class) (Note 2)	—	—	—	1,294
Dividend expense on securities sold-short	—	—	—	122,370
Prime broker interest expense	—	—	—	97,898
Other expenses	5,802	5,532	6,334	5,308

Total expenses before waivers and reimbursements	640,473	713,012	373,333	564,028
Less: waivers and reimbursements	(27,146)	(217,404)	(245,065)	(113,584)

Net expenses after waivers and reimbursements	613,327	495,608	128,268	450,444

Net investment income/(loss)	156,573	628,987	260,899	(237,573)

Net realized gain/(loss) from:
Investments	6,948,796	2,389,243	1,411,230	(201,027)
Investments sold short	—	—	—	(278,046)
Foreign currency transactions	—	(87,144)	(11,929)	(65,267)
Net change in unrealized appreciation/(depreciation) on:
Investments	(60,529)	4,346,938	397,492	1,396,174
Investments sold short	—	—	—	386,618
Foreign currency translation	—	506	15	(123)
Contracts for difference**	—	—	—	(12,695)

Net realized and unrealized gain from investments	6,888,267	6,649,543	1,796,808	1,225,634

Net increase in net assets resulting from operations	$7,044,840	$7,278,530	$2,057,707	$988,061

† Net of foreign withholding taxes of	$(3,768)	$(59,197)	$(32,826)	$(23,701)

*	Inception Date of the Fund was December 31, 2013.

**	Primary risk is equity contracts

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	59

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

	Robeco Boston Partners Small Cap Value Fund II		Robeco Boston Partners Long/Short Equity Fund
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$1,061,610	$568,706	$(25,293,589)	$(20,622,645)
Net realized gain from investments, securities sold short, written options and foreign currency	11,625,465	7,727,178	63,810,043	64,972,332
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options and foreign currency	20,145,483	23,481,128	70,697,079	12,934,395

Net increase in net assets resulting from operations	32,832,558	31,777,012	109,213,533	57,284,082

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(345,221)	(330,981)	—	—
Investor Class	(237,918)	(239,393)	—	—
Net realized capital gains
Institutional Class	—	—	(36,987,514)	(31,483,030)
Investor Class	—	—	(13,170,066)	(11,609,468)

Net decrease in net assets from dividends and distributions to shareholders	(583,139)	(570,374)	(50,157,580)	(43,092,498)

Capital transactions:
Institutional Class
Proceeds from shares sold	28,174,661	19,307,982	162,787,046	194,729,408
Reinvestment of distributions	324,783	315,205	26,413,733	22,073,849
Shares redeemed	(17,191,647)	(11,010,452)	(179,141,615)	(112,476,432)
Redemption fees (Note 8)	2,396	—	341,715	226,043
Investor Class
Proceeds from shares sold	25,973,463	22,599,993	42,099,643	74,413,011
Reinvestment of distributions	233,663	236,002	12,197,068	11,016,840
Shares redeemed	(18,920,805)	(19,269,204)	(76,854,075)	(39,083,760)
Redemption fees (Note 8)	2,956	—	116,495	79,485

Net increase/(decrease) in net assets from capital transactions	18,599,470	12,179,526	(12,039,990)	150,978,444

Total increase in net assets	50,848,889	43,386,164	47,015,963	165,170,028
Net assets
Beginning of year	163,679,368	120,293,204	841,111,540	675,941,512

End of year	$214,528,257	$163,679,368	$888,127,503	$841,111,540

Undistributed net investment income/(loss), end of year	$496,166	$9,057	$(17,692,303)	$(640,459)

Share transactions:
Institutional Class
Shares sold	1,287,470	1,111,634	7,541,514	9,225,509
Shares reinvested	15,262	19,314	1,291,625	1,094,171
Shares redeemed	(804,194)	(622,538)	(8,592,855)	(5,349,876)

Net increase	498,538	508,410	240,284	4,969,804

Investor Class
Shares sold	1,306,062	1,361,719	2,068,807	3,725,052
Shares reinvested	11,392	15,003	632,300	575,283
Shares redeemed	(912,305)	(1,147,672)	(3,894,482)	(1,956,277)

Net increase/(decrease)	405,149	229,050	(1,193,375)	2,344,058

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

60	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Robeco Boston Partners Long/Short Research Fund		Robeco Boston Partners All-Cap Value Fund
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(30,664,883)	$(8,746,108)	$7,757,538	$5,540,050
Net realized gain/(loss) from investments, securities sold short, written options and foreign currency	16,068,536	(3,616,597)	40,311,296	13,930,912
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, written options and foreign currency	451,206,324	84,166,780	112,721,801	71,276,589

Net increase in net assets resulting from operations	436,609,977	71,804,075	160,790,635	90,747,551

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	—	—	(4,677,165)	(5,354,408)
Investor Class	—	—	(911,496)	(396,553)
Net realized capital gains
Institutional Class	(10,191,255)	(3,652,979)	(15,951,494)	(1,983,575)
Investor Class	(644,954)	(626,444)	(3,674,790)	(170,547)

Net decrease in net assets from dividends and distributions to shareholders	(10,836,209)	(4,279,423)	(25,214,945)	(7,905,083)

Capital transactions:
Institutional Class
Proceeds from shares sold	3,419,038,875	1,560,210,535	242,389,813	94,185,087
Reinvestment of distributions	5,470,231	3,332,064	18,483,816	6,790,733
Shares redeemed	(515,145,972)	(134,081,253)	(74,884,387)	(78,414,413)
Redemption fees (Note 8)	154,051	69,975	—	—
Investor Class
Proceeds from shares sold	180,979,395	86,157,330	141,871,828	54,038,094
Reinvestment of distributions	626,724	616,804	4,474,110	542,146
Shares redeemed	(44,186,169)	(10,387,646)	(33,638,548)	(9,265,249)
Redemption fees (Note 8)	9,674	7,497	—	—

Net increase in net assets from capital transactions	3,046,946,809	1,505,925,306	298,696,632	67,876,398

Total increase in net assets	3,472,720,577	1,573,449,958	434,272,322	150,718,866
Net assets
Beginning of year	1,875,916,219	302,466,261	519,792,660	369,073,794

End of year	$5,348,636,796	$1,875,916,219	$954,064,982	$519,792,660

Undistributed net investment income/(loss), end of year	$(29,066,893)	$(9,685,963)	$5,521,256	$3,371,001

Share transactions:
Institutional Class
Shares sold	237,515,897	119,828,386	11,615,055	5,222,054
Shares reinvested	384,686	269,806	902,530	427,359
Shares redeemed	(35,242,438)	(10,349,319)	(3,515,836)	(4,718,642)

Net increase	202,658,145	109,748,873	9,001,749	930,771

Investor Class
Shares sold	12,636,422	6,723,198	6,795,381	2,941,809
Shares reinvested	44,386	50,187	219,104	34,205
Shares redeemed	(3,099,558)	(813,591)	(1,587,653)	(525,121)

Net increase	9,581,250	5,959,794	5,426,832	2,450,893

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	61

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Robeco WPG Small/Micro Cap Value Fund		Robeco Boston Partners Global Equity Fund
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase/(decrease) in net assets from operations:
Net investment income	$156,573	$166,781	$628,987	$115,056
Net realized gain from investments and foreign currency	6,948,796	6,470,040	2,302,099	1,381,402
Net change in unrealized appreciation/(depreciation) from investments and foreign currency	(60,529)	5,215,538	4,347,444	655,470

Net increase in net assets resulting from operations	7,044,840	11,852,359	7,278,530	2,151,928

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(50,358)	(177,056)	(91,861)	(132,255)
Net realized capital gains
Institutional Class	(3,952,860)	—	(1,411,674)	(89,015)

Net decrease in net assets from dividends and distributions to shareholders	(4,003,218)	(177,056)	(1,503,535)	(221,270)

Capital transactions:
Institutional Class
Proceeds from shares sold	1,940,266	1,279,852	54,896,316	10,533,433
Reinvestment of distributions	3,615,431	164,540	1,503,534	221,270
Shares redeemed	(3,343,540)	(9,732,943)	(13,584,041)	(12,423,048)

Net increase/(decrease) in net assets from capital transactions	2,212,157	(8,288,551)	42,815,809	(1,668,345)

Total increase in net assets	5,253,779	3,386,752	48,590,804	262,313
Net assets
Beginning of year	40,754,250	37,367,498	11,496,286	11,233,973

End of year	$46,008,029	$40,754,250	$60,087,090	$11,496,286

Undistributed net investment income/(loss), end of year	$177,498	$(114,130)	$546,411	$82,524

Share transactions:
Institutional Class
Shares sold	96,374	69,365	3,756,181	864,742
Shares reinvested	185,502	10,726	105,585	19,444
Shares redeemed	(166,761)	(551,765)	(893,583)	(1,018,952)

Net increase/(decrease)	115,115	(471,674)	2,968,183	(134,766)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

62	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Robeco Boston Partners International Equity Fund		Robeco Boston Partners Global Long/Short Fund
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period Ended August 31, 2014*
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$260,899	$184,786	$(237,573)
Net realized gain/(loss) from investments, securities sold short and foreign currency	1,399,301	1,225,561	(544,340)
Net change in unrealized appreciation/(depreciation) from investments, securities sold short, contracts for difference and foreign currency	397,507	827,263	1,769,974

Net increase in net assets resulting from operations	2,057,707	2,237,610	988,061

Dividends and distributions to shareholders from:
Net investment income
Institutional Class	(180,952)	(131,147)	—
Net realized capital gains
Institutional Class	(1,228,663)	(78,542)	—

Net decrease in net assets from dividends and distributions to shareholders	(1,409,615)	(209,689)	—

Capital transactions:
Institutional Class
Proceeds from shares sold	13,683,362	10,203,550	36,909,632
Reinvestment of distributions	1,409,616	209,689	—
Shares redeemed	(12,852,890)	(12,232,244)	(441,329)
Redemption fees (Note 8)	—	—	252
Investor Class
Proceeds from shares sold	—	—	2,787,714
Redemption fees (Note 8)	—	—	14

Net increase/(decrease) in net assets from capital transactions	2,240,088	(1,819,005)	39,256,283

Total increase in net assets	2,888,180	208,916	40,244,344
Net assets
Beginning of period/year	11,104,133	10,895,217	—

End of period/year	$13,992,313	$11,104,133	$40,244,344

Undistributed net investment income/(loss), end of period/year	$230,443	$162,425	$(5,296)

Share transactions:
Institutional Class
Shares sold	1,003,840	852,881	3,676,348
Shares reinvested	109,698	18,218	—
Shares redeemed	(942,305)	(1,018,530)	(43,449)

Net increase/(decrease)	171,233	(147,431)	3,632,899

Investor Class
Shares sold	—	—	276,209

Net increase	—	—	276,209

*	Inception Date of the Fund was December 31, 2013.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	63

ROBECO INVESTMENT FUNDS	AUGUST 31, 2014

STATEMENT OF CASH FLOW(1)

Robeco Boston Partners Global Long/Short Fund
For the Period December 31, 2013* to August 31, 2014
Cash flows provided from (used in) operating activities:
Net increase in net assets from operations	$988,061

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term portfolio investments	(48,849,338)
Proceeds from disposition of long-term portfolio investments	11,591,885
Purchase to cover short sales	(9,832,425)
Proceeds from short sales	29,038,182
Net realized loss on investments and investments sold short	479,073
Net change in unrealized appreciation (depreciation) on investments and investments sold short	(1,782,792)
Net unrealized depreciation on contracts for difference	12,695
Increase in deposits with brokers for securities sold short	(19,119,428)
Increase in receivable for investments sold	(203,030)
Increase in dividend and interest receivable	(57,021)
Increase in prepaid expenses and other assets	(14,095)
Increase in payable for securities purchased	307,184
Increase in payable for investment advisory fees	29,726
Increase in payable for distribution and service fees	506
Increase in payable for custodian fees	16,941
Increase in payable for dividends on securities sold-short	35,403
Increase in prime broker interest payable	3,343
Increase in administration and accounting fees	10,677
Increase in printing and shareholder reporting fees	1,476
Increase in other accrued expenses and liabilities	41,442

Net cash used in operating activities	(37,301,535)

Cash flows from financing activities
Increase in payable to Prime Broker	5,744
Net proceeds from capital share transactions	38,811,433

Net cash provided by financing activities	38,817,177

Net increase in cash	1,515,642

Cash and foreign currency at beginning of the period	—

Cash and foreign currency at end of the period	$1,515,642

Supplemental disclosure of cash flow information:
Cash paid during the period for interest expense	$94,555

*	Commencement of operations

(1)

The Robeco Boston Partners Global Long/Short Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other Funds have met the exemption criteria.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

64	ANNUAL REPORT 2014

(THIS PAGE INTENTIONALLY LEFT BLANK.)

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS	PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Total From Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Distributions	Redemption Fees*
Robeco Boston Partners Small Cap Value Fund II
Institutional Class
8/31/14	$19.06	$0.15	$3.53	$3.68	$(0.09)	$—	$(0.09)	$—	[3]
8/31/13	15.31	0.09	3.75	3.84	(0.09)	—	(0.09)	—
8/31/12	12.92	0.05	2.39	2.44	(0.05)	—	(0.05)	—	[3]
8/31/11	11.02	0.03	1.91	1.94	(0.04)	—	(0.04)	—	[3]
8/31/10	10.49	0.06	0.52	0.58	(0.05)	—	(0.05)	—	[3]
Investor Class
8/31/14	$18.35	$0.09	$3.40	$3.49	$(0.05)	$—	$(0.05)	$—	[3]
8/31/13	14.74	0.05	3.61	3.66	(0.05)	—	(0.05)	—
8/31/12	12.44	0.02	2.30	2.32	(0.02)	—	(0.02)	—	[3]
8/31/11	10.62	(—)[3]	1.84	1.84	(0.02)	—	(0.02)	—	[3]
8/31/10	10.11	0.03	0.50	0.53	(0.02)	—	(0.02)	—	[3]
Robeco Boston Partners Long/Short Equity Fund
Institutional Class
8/31/14	$20.94	$(0.63)	$3.57	$2.94	$—	$(1.24)	$(1.24)	$0.01
8/31/13	20.47	(0.54)	2.24	1.70	—	(1.24)	(1.24)	0.01
8/31/12	19.88	(0.54)	3.15	2.61	—	(2.03)	(2.03)	0.01
8/31/11	17.41	(0.47)	4.55	4.08	—	(1.62)	(1.62)	0.01
8/31/10	15.75	(0.37)	1.98	1.61	—	—	—	0.05
Investor Class
8/31/14	$19.84	$(0.65)	$3.37	$2.72	$—	$(1.24)	$(1.24)	$0.01
8/31/13	19.51	(0.57)	2.13	1.56	—	(1.24)	(1.24)	0.01
8/31/12	19.08	(0.56)	3.01	2.45	—	(2.03)	(2.03)	0.01
8/31/11	16.80	(0.50)	4.39	3.89	—	(1.62)	(1.62)	0.01
8/31/10	15.31	(0.40)	1.84	1.44	—	—	—	0.05
Robeco Boston Partners Long/Short Research Fund
Institutional Class
8/31/14	$13.30	$(0.12)	$2.02	$1.90	$—	$(0.06)	$(0.06)	$—	[3]
8/31/13	11.91	(0.14)	1.66	1.52	—	(0.13)	(0.13)	—	[3]
8/31/12	10.60	(0.13)	1.53	1.40	—	(0.09)	(0.09)	—	[3]
9/30/10** through 8/31/11	10.00	(0.12)	0.71	0.59	—	—	—	0.01
Investor Class
8/31/14	$13.21	$(0.15)	$2.00	$1.85	$—	$(0.06)	$(0.06)	$—	[3]
8/31/13	11.86	(0.18)	1.66	1.48	—	(0.13)	(0.13)	—	[3]
8/31/12	10.58	(0.15)	1.52	1.37	—	(0.09)	(0.09)	—	[3]
11/29/10** through 8/31/11	10.40	(0.12)	0.29	0.17	—	—	—	0.01

*	Calculated based on average shares outstanding for the period.
**	Inception date.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005 per share.
[4]	Portfolio turnover rate excludes securities received from processing a subscription-in-kind.
[5]	Annualized.
[6]	Not Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

66	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	PER SHARE OPERATING PERFORMANCE

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers, Reimbursements and Recoupments if any	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$22.65	19.33%	$102,112	1.21%	N/A	1.23%	0.68%	16%
19.06	25.19	76,442	1.29	N/A	1.29	0.53	19
15.31	18.98	53,604	1.30	N/A	1.36	0.37	32
12.92	17.59	30,172	1.30	N/A	1.37	0.22	38
11.02	5.47	25,736	1.30	N/A	1.39	0.51	43

$21.79	19.01%	$112,417	1.46%	N/A	1.48%	0.43%	16%
18.35	24.90	87,237	1.54	N/A	1.54	0.28	19
14.74	18.67	66,689	1.55	N/A	1.61	0.12	32
12.44	17.28	70,490	1.55	N/A	1.62	(0.03)	38
10.62	5.26	61,260	1.55	N/A	1.63	0.25	43

$22.65	14.72%	$676,756	4.33%	2.42%	4.33%	(2.93)%	65%
20.94	8.61	620,804	4.30	2.43	4.30	(2.58)	67
20.47	14.16	505,108	4.29	2.48	4.29	(2.68)	71
19.88	23.66	344,935	3.70	2.47	3.71	(2.35)	103
17.41	10.54	164,438	3.40	2.50	3.46	(2.10)	81

$21.33	14.41%	$211,372	4.57%	2.66%	4.57%	(3.18)%	65%
19.84	8.30	220,307	4.55	2.68	4.55	(2.83)	67
19.51	13.90	170,834	4.54	2.73	4.54	(2.93)	71
19.08	23.37	128,184	3.95	2.72	3.96	(2.60)	103
16.80	9.73	82,088	3.65	2.75	3.70	(2.35)	81

$15.14	14.28%	$5,054,388	2.52%	1.39%	2.52%	(0.81)%	57%
13.30	12.81	1,743,406	2.75	1.48	2.71	(1.09)	65
11.91	13.32	254,170	2.81	1.54	2.84	(1.12)	53 [4]
10.60	6.00	37,237	2.70 [5]	1.74 [5]	4.05 [5]	(1.21)[5]	61 [6]

$15.00	13.99%	$294,249	2.77%	1.64%	2.77%	(1.06)%	57%
13.21	12.52	132,511	3.05	1.73	3.01	(1.39)	65
11.86	13.06	48,296	3.00	1.79	3.04	(1.31)	53 [4]
10.58	1.73	20,308	2.99 [5]	1.98 [5]	4.08 [5]	(1.47)[5]	61 [6]

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	67

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (continued)	PER SHARE OPERATING PERFORMANCE

Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)*	Net Realized and Unrealized Gain/(Loss) on Investments	Total From Investment Operations	Dividends to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gains	Total Distributions	Redemption Fees*
Robeco Boston Partners All-Cap Value Fund
Institutional Class
8/31/14	$19.19	$0.22	$4.39	$4.61	$(0.18)	$(0.62)	$(0.80)	$—
8/31/13	15.57	0.24	3.75	3.99	(0.27)	(0.10)	(0.37)	—
8/31/12	14.34	0.20	2.04	2.24	(0.12)	(0.89)	(1.01)	—
8/31/11	12.85	0.15	1.63	1.78	(0.10)	(0.19)	(0.29)	—
8/31/10	12.56	0.10	0.32	0.42	(0.13)	—	(0.13)	—
Investor Class
8/31/14	$19.12	$0.17	$4.38	$4.55	$(0.15)	$(0.62)	$(0.77)	$—
8/31/13	15.50	0.20	3.75	3.95	(0.23)	(0.10)	(0.33)	—
8/31/12	14.28	0.16	2.03	2.19	(0.08)	(0.89)	(0.97)	—
8/31/11	12.79	0.11	1.63	1.74	(0.06)	(0.19)	(0.25)	—
8/31/10	12.52	0.07	0.31	0.38	(0.11)	—	(0.11)	—
Robeco WPG Small/Micro Cap Value Fund
Institutional Class
8/31/14	$19.06	$0.07	$3.16	$3.23	$(0.02)	$(1.85)	$(1.87)	$—
8/31/13	14.32	0.07	4.74	4.81	(0.07)	—	(0.07)	—
8/31/12	12.31	(0.05)	2.06	2.01	—	—	—	—	[3]
8/31/11	11.65	(0.06)	0.72	0.66	—	—	—	—
8/31/10	10.57	(0.05)	1.16	1.11	(0.03)	—	(0.03)	—	[3]
Robeco Boston Partners Global Equity Fund
Institutional Class
8/31/14	$12.97	$0.18	$2.82	$3.00	$(0.02)	$(0.36)	$(0.38)	$—
8/31/13	11.00	0.12	2.07	2.19	(0.13)	(0.09)	(0.22)	—
12/30/11** through 8/31/12	10.00	0.10	0.90	1.00	—	—	—	—
Robeco Boston Partners International Equity Fund
Institutional Class
8/31/14	$12.88	$0.27	$1.98	$2.25	$(0.20)	$(1.39)	$(1.59)	$—
8/31/13	10.79	0.20	2.10	2.30	(0.13)	(0.08)	(0.21)	—
12/30/11** through 8/31/12	10.00	0.15	0.64	0.79	—	—	—	—
Robeco Boston Partners Global Long/Short Fund
Institutional Class
12/31/13** through 8/31/14	$10.00	$(0.14)	$0.44	$0.30	$—	$—	$—	$—	[3]
Investor Class
4/11/14** through 8/31/14	$9.86	$(0.09)	$0.52	$0.43	$—	$—	$—	$—	[3]

*	Calculated based on average shares outstanding, unless otherwise noted.
**	Inception date.
[1]	Total return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of the period and is not annualized if period is less than one year.
[2]	Redemption fees, if any, are reflected in total return calculations.
[3]	Amount is less than $0.005.
[4]	Annualized.
[5]	Not Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

68	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

FINANCIAL HIGHLIGHTS (concluded)	PER SHARE OPERATING PERFORMANCE

Net Asset Value, End of Period	Total Investment Return[1,2]	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets With Waivers and Reimbursements	Ratio of Expenses to Average Net Assets With Waivers, Reimbursements and Recoupments if any (Excluding Dividend and Interest Expense)	Ratio of Expenses to Average Net Assets Without Waivers and Reimbursements	Ratio of Net Investment Income/(Loss) to Average Net Assets With Waivers and Reimbursements	Portfolio Turnover Rate

$23.00	24.52%	$736,475	0.70%	N/A	0.94%	1.05%	26%
19.19	26.11	441,856	0.70	N/A	0.97	1.37	32
15.57	16.73	343,885	0.70	N/A	1.03	1.38	33
14.34	13.75	210,113	0.70	N/A	1.03	1.00	47
12.85	3.31	112,437	0.80	N/A	1.15	0.75	48

$22.90	24.29%	$217,590	0.95%	N/A	1.20%	0.80%	26%
19.12	25.93	77,936	0.95	N/A	1.22	1.12	32
15.50	16.44	25,189	0.95	N/A	1.28	1.13	33
14.28	13.55	26,436	0.95	N/A	1.28	0.75	47
12.79	3.01	13,016	1.03	N/A	1.39	0.55	48

$20.42	17.46%	$46,008	1.36%	N/A	1.42%	0.35%	75%
19.06	33.71	40,754	1.54	N/A	1.54	0.41	72
14.32	16.33	37,367	1.70	N/A	1.70	(0.34)	84
12.31	5.67	33,238	1.67	N/A	1.72	(0.43)	85
11.65	10.54	32,394	1.69	N/A	1.77	(0.39)	94

$15.59	23.39%	$60,087	0.96%	N/A	1.39%	1.20%	136%
12.97	20.14	11,496	1.30	N/A	3.05	1.00	102
11.00	10.00 [5]	11,234	1.30 [4]	N/A	3.56 [4]	1.39 [4]	83 [5]

$13.54	18.18%	$13,992	0.98%	N/A	2.84%	1.99%	67%
12.88	21.52	11,104	1.30	N/A	3.18	1.63	87
10.79	7.90 [5]	10,895	1.30 [4]	N/A	3.77 [4]	2.16 [4]	81 [5]

$10.30	3.00%	$37,403	3.88%[4]	2.00%[4]	4.89%[4]	(2.04)%[4]	72%[5]

$10.29	4.36%	$2,841	4.12%[4]	2.25%[4]	4.44%[4]	(2.28)%[4]	72%[5]

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

ANNUAL REPORT 2014	69

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series trust,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including Robeco Boston Partners Small Cap Value Fund II (“BP Small Cap Value Fund II”), Robeco Boston Partners Long/Short Equity Fund (“BP Long/Short Equity Fund”), Robeco Boston Partners Long/Short Research Fund (“BP Long/Short Research Fund”), Robeco Boston Partners All-Cap Value Fund (“BP All-Cap Value Fund”), Robeco Boston Partners Global Equity Fund (“BP Global Equity Fund”), Robeco Boston Partners International Equity Fund (“BP International Equity Fund”), Robeco Boston Partners Global Long/Short Fund (“BP Global Long/Short Fund”) (collectively “BP Funds”), and Robeco WPG Small/Micro Cap Value Fund (“WPG Small/Micro Cap Value Fund” and, collectively with the BP Funds, the “Funds”). As of August 31, 2014, the BP Funds each offer two classes of shares, Institutional Class and Investor Class. As of August 31, 2014, Investor Class shares of the BP Global Equity Fund and BP International Equity Fund have not been issued. The WPG Small/Micro Cap Value Fund is a single class fund, offering only the Institutional Class of shares.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Portfolio Valuation — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by a Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use fair value pricing as disclosed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant. The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

70	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Fair Value Measurements — The inputs and valuation techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used to value each Fund’s investments as of August 31, 2014 is included in each Fund’s Portfolio of Investments.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

Foreign securities that utilize international fair pricing are categorized as Level 2 in the hierarchy. For the BP Global Equity Fund, a security with an end of period value of $959,996 transferred from Level 1 into Level 2. This transfer occurred as a result of this security being valued utilizing the international fair value pricing at August 31, 2014.

Use of Estimates — The preparation of financial statements in conformity U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Funds record security transactions based on trade date for financial report purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Funds’ investment income, expenses (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the

ANNUAL REPORT 2014	71

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date for all Funds. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Foreign Currency Translation — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

Currency Risk — The Funds invest in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Funds may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Funds’ NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Funds are determined on the basis of U.S. dollars, the Funds may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Funds’ holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Funds’ holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Options Written — The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may enter into options written to hedge against changes in the value of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially

72	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

unlimited. A Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. A Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes.

Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of August 31, 2014, all of each Fund’s written options were exchange-traded options.

The BP Long/Short Equity Fund, BP Long/Short Research Fund and the BP All-Cap Value Fund had transactions in options written during the year ended August 31, 2014 as follows:

	BP Long/Short Equity Fund		BP Long/Short Research Fund		BP All-Cap Value Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at August 31, 2013	1,996	$2,046,646	5,383	$2,971,577	849	$143,481
Options written	1,685	1,526,710	14,673	7,352,336	2,123	743,607
Options closed	(1,089)	(2,248,984)	(4,004)	(2,198,368)	(849)	(143,481)
Options expired	(2,030)	(810,352)	(300)	(95,643)	—	—
Options exercised	(207)	(187,430)	(10,374)	(4,868,165)	—	—

Options outstanding at August 31, 2014	355	$326,590	5,378	$3,161,737	2,123	$743,607

For the fiscal year ended August 31, 2014, the average volume of derivatives is as follows:

Fund	Purchased Options (Cost)	Written Options (Proceeds)
BP Long/Short Equity Fund	$599,207	$1,333,684
BP Long/Short Research Fund	—	2,370,382
BP All-Cap Value Fund	—	397,307

Short Sales — When the investment adviser believes that a security is overvalued, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP Global Long/Short Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. A Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, a Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as interest income or interest expense. For the year ended August 31, 2014, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP Global Long/Short Fund had net charges of $13,458,257, $9,499,633 and $81,882, respectively, on borrowed securities. Such amounts are included in prime broker interest expense on the statement of operations.

As of August 31, 2014, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP Global Long/Short Fund had securities sold short valued at $532,618,566, $2,494,330,684 and $19,097,186, respectively, for which securities of

ANNUAL REPORT 2014	73

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

$477,371,553, $2,331,150,907 and $18,755,018 and cash deposits of $514,538,316, $2,492,424,063 and $19,119,428, respectively, were pledged as collateral.

In accordance with Special Custody and Pledge Agreements with Goldman Sachs & Co. (“Goldman Sachs”) (the Funds’ prime broker), the BP Long/Short Equity Fund, the BP Long/Short Research Fund and the BP Global Long/Short Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The BP Long/Short Equity Fund, the BP Long/Short Research Fund and BP Global Long/Short Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the year ended August 31, 2014:

BP Long/Short Equity Fund			BP Long/Short Research Fund			BP Global Long/Short Fund
Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate	Days Utilized	Average Daily Borrowings	Weighted Average Interest Rate
305		CAD 1,178,953	1.45%	185	AUD 8,507,295	2.94%	217	AUD 65,891	2.94%
251		EUR 2,491,148	0.57%	82	CAD 4,759,997	1.43%	216	CAD 93,100	1.44%
205		ILS 41	1.18%	7	EUR 49,323	0.64%	227	CHF 190,891	0.44%
365		USD 59,143,225	0.53%	47	GBP 1,151,887	0.88%	230	DKK 260,040	0.51%
				1	HKD 88,642	0.52%	229	EUR 860,816	0.53%
				34	JPY 183,476,181	0.55%	237	GBP 277,921	0.88%
				285	NOK 1,053,150	1.95%	238	HKD 2,055,561	0.50%
				365	USD 240,041,605	0.53%	227	JPY 45,719,758	0.52%
							8	NOK 468	1.93%
							194	NZD 112,786	3.72%
							227	SEK 970,317	1.01%
							236	THB 3,509,088	2.35%
							7	USD 209,456	0.55%

As of August 31, 2014, the BP Long/Short Equity Fund, the BP Long/Short Research Fund and BP Global Long/Short Fund had borrowings of $61,637,316, $171,577,608 and $5,744, respectively. Such amounts are included in due to prime broker on the Statements of Assets and Liabilities. Interest expenses for the year ended August 31, 2014, totaled $343,495, $1,418,607 and $16,016, respectively.

Contracts for Difference — The BP Global Long/Short Fund and BP Long/Short Research Fund (for this section only, each a “Fund”) may enter into Contracts for Differences (“CFDs”). CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into CFDs involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. CFDs outstanding at period end, if any, are listed on the

74	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Schedule of Investments. In connection with CFDs, cash or securities may be segregated as collateral by the Funds’ custodian. As of August 31, 2014, the BP Global Long/Short Fund held CFDs.

For the fiscal year ended August 31, 2014, the average volume of Contracts for Difference is as follows:

Fund	Notional Amount
BP Global Long/Short Fund	$155,582

2.	Transactions with Investment Advisers and Other Services

Robeco Investment Management, Inc. (“Robeco”) provides investment advisory services to the BP Funds and the WPG Small/Micro Cap Value Fund. For its advisory services with respect to the BP Funds, Robeco is entitled to receive 1.00% of the BP Small Cap Value Fund II’s average daily net assets, 2.25% of the BP Long/Short Equity Fund’s average daily net assets, 1.25% of the BP Long/Short Research Fund’s average daily net assets, 0.80% of the BP All-Cap Value Fund’s average daily net assets, 0.90% of BP Global Equity Fund’s average daily net assets, 0.90% of BP International Equity Fund’s average daily net assets and 1.50% of BP Global Long/Short Fund’s average daily net assets, each accrued daily and payable monthly.

Until December 31, 2014, Robeco has contractually agreed to limit the BP Long/Short Equity Fund and BP All-Cap Value Fund’s total annual operating expenses (excluding certain items discussed below) to the extent that such expenses exceed the ratios in the table below. This limit is calculated daily based on the BP Long/Short Equity Fund and BP All-Cap Value Fund’s average daily net assets. These limitations are effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee as necessary. These contractual limitations are in effect until at least December 31, 2014 and may not be terminated without approval of the Company’s Board of Directors. Robeco may not recoup any of its waived investment advisory fees with respect to these Funds.

	Institutional	Investor
BP Long/Short Equity Fund	2.50%	2.75%
BP All-Cap Value Fund	0.70%	0.95%

For BP Small Cap Value Fund II, from September 1, 2013 through May 27, 2014, Robeco had contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.30% and 1.55%, of the average daily net assets attributable to the Funds’ Institutional Class shares and Investor Class shares, respectively. Effective May 28, 2014, Robeco has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.10% and 1.35%, of the average daily net assets attributable to the Funds’ Institutional Class shares and Investor Class shares, respectively. This contractual limitation is in effect until December 31, 2016 and may not be terminated without the approval of the Board of Directors. If at any time during the three years from May 28, 2014 to May 28, 2017 in which the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.10% for the Institutional Class and 1.35% for the Investor Class, Robeco is entitled to reimbursement by the Fund of the advisory fees foregone and other payments remitted by Robeco to the Fund during such three-year period.

For the BP Long/Short Research Fund and BP Global Long/Short Fund, Robeco has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.50% and 2.00%, respectively, of the average daily net assets attributable to the Funds’ Institutional Class shares and 1.75% and 2.25%, respectively, of the average daily net assets attributable to the Funds’ Investor Class. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated without approval of the Company’s Board of Directors. If at any time during the first three years the Funds’ Advisory Agreement with Robeco is in effect, the Funds’ Total annual Fund operating expenses for that year are less than 1.50% for the Institutional Class and 1.75% for the Investor Class of the BP Long/Short Research Fund or 2.00% for the Institutional Class and 2.25% for the Investor Class of the BP Global Long/Short Fund, Robeco is entitled to reimbursement by the Funds of the advisory fees forgone and other payments remitted by Robeco to the Funds during such three-year period.

From September 1, 2013 through September 30, 2013, for the BP Global Equity Fund and BP International Equity Fund, Robeco had contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which each Fund’s total annual Fund operating expenses (excluding certain items discussed below) exceeds 1.30% of the average daily net assets attributable to each Fund’s Institutional Class shares and 1.55% of the

ANNUAL REPORT 2014	75

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to each Fund’s Investor Class. Effective October 1, 2013, Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which each Fund’s total annual Fund operating expenses (excluding certain items discussed below) exceeds 0.95% of the average daily net assets attributable to each Fund’s Institutional Class shares and 1.20% of the average daily net assets attributable to each Fund’s Investor Class. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated without approval of the Company’s Board of Directors. If at any time during the first three years each Fund’s Advisory Agreement with Robeco is in effect, each Fund’s total annual Fund operating expenses for that year are less than 0.95% for the Institutional Class and 1.20% for the Investor Class, Robeco is entitled to reimbursement by each Fund of the advisory fees waived and other payments remitted by Robeco to each Fund during such three-year period.

At August 31, 2014, the amount of potential recoupment by the Adviser was as follows:

	Expiration August 31, 2015	Expiration August 31, 2016	Expiration August 31, 2017	Total
BP Small Cap Value Fund II	$—	$—	$41,219	$41,219
BP Global Equity Fund	133,820	202,243	217,404	553,467
BP International Equity Fund	144,610	213,420	245,065	603,095
BP Global Long/Short Fund	—	—	87,459	87,459

For its advisory services with respect to the WPG Small/Micro Cap Value Fund, for the period September 1, 2013 through May 27, 2014, Robeco was entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Small/Micro Cap Value Fund	0.90% of net assets up to $300 million
0.80% of net assets $300 million to $500 million
0.75% of net assets in excess of $500 million

Effective May 28, 2014, Robeco is entitled to receive advisory fees, accrued daily and paid monthly, as follows:

WPG Small/Micro Cap Value Fund	0.80% of net assets up to $500 million
0.75% of net assets in excess of $500 million

From September 1, 2013 through May 27, 2014, Robeco had contractually agreed to limit the WPG Small/Micro Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to 1.70%. Effective May 28, 2014, Robeco contractually agreed to limit the WPG Small/Micro Cap Value Fund’s total annual Fund operating expenses (excluding certain items discussed below) to 1.10%. The contractual limitation is in effect until at least December 31, 2016 and may not be terminated without approval of the Company’s Board of Directors. If at any time during the three years from May 28, 2014 to May 28, 2017 in which the Fund’s Advisory Agreement with Robeco is in effect, the Fund’s total annual Fund operating expenses for that year are less than 1.10%, Robeco is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by Robeco to the Fund during such three-year period.

For the year ended August 31, 2014, Robeco has waived and reimbursed fees as follows:

Funds	Investment Adviser Expense Waived	Investment Adviser Reimbursement
BP Small Cap Value Fund II	$41,219	$—
BP Long/Short Equity Fund	—	—
BP Long/Short Research Fund	—	—
BP All-Cap Value Fund	1,880,600	—
BP WPG Small/Micro Cap Value Fund	27,146	—
BP Global Equity Fund	217,404	—
BP International Equity Fund	118,124	126,941
BP Global Long/Short Fund	87,459	—

In determining Robeco’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net annualized expense ratio to exceed the applicable expense limitation: acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administrative services to RBB. For providing these services, BNY Mellon is entitled to receive compensation

76	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company. For the BP Global Long/Short Fund, BNY accrued administration and accounting fees totaling $52,562 and waived fees totaling $15,901 for the period ended August 31, 2014.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses. For the BP Global Long/Short Fund, BNY accrued transfer agent fees totaling $44,278 and waived transfer agent fees totaling $7,779 for the period ended August 31, 2014.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum monthly and out of pocket expenses. For the BP Global Long/Short Fund, the Custodian accrued custody fees totaling $19,432 and waived custodian fees totaling $2,445 for the period ended August 31, 2014.

The Board of Directors of the Company has approved a Distribution Agreement for the Funds and adopted separate Plans of Distribution for the Investor Class of each BP Fund (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Foreside Funds Distributors LLC (the “Underwriter”) is entitled to receive from each Fund a distribution fee with respect to the Investor Class, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Investor Class. Amounts paid to the Distributor under the Plans may be used by the Distributor to cover expenses that are related to (i) the sale of the Investor Class Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Investor Class, all as set forth in the Plans.

3.	Directors/Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2014 was $215,035. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Funds or the Company.

4.	Investment in Securities

For the fiscal year ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) were as follows:

Fund	Purchases	Sales
BP Small Cap Value Fund II	$45,135,200	$31,230,217
BP Long/Short Equity Fund	539,442,009	653,668,807
BP Long/Short Research Fund	4,724,723,239	2,004,795,712
BP All-Cap Value Fund	475,846,792	191,401,863
WPG Small/Micro Cap Value Fund	32,249,564	33,287,501
BP Global Equity Fund	108,583,442	67,801,874
BP International Equity Fund	9,108,198	8,224,417
BP Global Long/Short Fund	48,747,947	11,490,493

5.	Capital Share Transactions

As of August 31, 2014, each class of each Fund has 100,000,000 shares of $0.001 par value common stock authorized except for the Institutional Class of the BP Long/Short Research Fund and the WPG Small/Micro Cap Value Fund, which has 500,000,000 shares and 50,000,000 shares, respectively, of $0.001 par value common stock authorized.

6.	Securities Lending

Securities may be loaned to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letter of credit or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Company’s Board of Directors, is invested in short-term investments. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by Robeco to be of good standing and only when, in Robeco’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily. During the year ended August 31, 2014, the Funds

ANNUAL REPORT 2014	77

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

participated in securities lending. The market value of securities on loan and collateral as of August 31, 2014 and the income generated from the program during the year ended August 31, 2014 with respect to such loans are as follows:

Fund	Market Value of Securities Loaned	Market Value of Collateral	Income Received from Securities Lending
BP Small Cap Value Fund II	$9,344,938	$9,407,600	$220,446
BP Long/Short Equity Fund	31,085,197	31,865,745	339,991
BP All-Cap Value Fund	4,978,256	5,021,034	24,789
WPG Small/Micro Cap Value Fund	5,656,829	5,806,836	67,066

Securities lending transactions are entered into by the Funds under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of the Funds’ open securities lending transactions which are subject to a MSLA as of August 31, 2014:

				Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received[1]	Net Amount
BP Small Cap Value Fund II	$9,344,938	$—	$9,344,938	$—	$(9,344,938)	$—
BP Long/Short Equity Fund	31,085,197	—	31,085,197	—	(31,085,197)	—
BP All-Cap Value Fund	4,978,256	—	4,978,256	—	(4,978,256)	—
WPG Small/Micro Cap Value Fund	5,295,630	—	5,295,630	—	(5,295,630)	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

7.	Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by Robeco as applicable, based on policies and procedures established by the Company’s Board of Directors. Therefore, not all restricted securities are considered illiquid.

At August 31, 2014, the following Fund held restricted securities that were illiquid:

	Acquisition Date	Acquisition Cost	Shares	Value	% of Net Assets
BP All-Cap Value Fund
Common Stocks:
FCB Financial Holdings, Inc., Class A 144A	11/04/09-08/06/10	$1,045,741	50,936	$933,657	0.1
FCB Financial Holdings, Inc., Class B 144A	11/04/09-08/06/10	261,435	12,734	233,414	0.0
Peoples Choice Financial Corp. 144A	12/21/04-01/23/06	14,293	1,465	—	0.0
Solar Cayman Ltd. 144A	03/24/10	—	19,375	—	0.0

		$1,321,469		$1,167,071	0.1%

8.	Redemption Fees

There is a 1.00% redemption fee on shares redeemed which have been held 60 days or less on BP Small Cap Value Fund II, BP Long/Short Research Fund, BP Global Equity Fund, BP International Equity Fund and BP Global Long/Short Fund. There is a 2.00% redemption fee on shares redeemed which have been held 365 days or less on the BP Long/Short Equity Fund. The WPG Small/Micro Cap Value Fund has a 2.00% redemption fee on shares redeemed within 60 days of purchase. The redemption fees are retained by the Funds for the benefit of the remaining shareholders and recorded as paid-in capital.

9.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Funds

78	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by each Fund were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
BP Small Cap Value Fund II	$152,544,069	$67,646,083	$(4,229,321)	$63,416,762
BP Long/Short Equity Fund	742,653,952	225,848,546	(53,173,116)	172,675,430
BP Long/Short Research Fund	4,522,595,217	900,951,428	(262,576,868)	638,374,560
BP All-Cap Value Fund	723,998,883	215,842,949	(4,934,447)	210,908,502
WPG Small/Micro Cap Value Fund	41,948,887	9,711,314	(1,789,603)	7,921,711
BP Global Equity Fund	52,971,428	6,697,355	(902,909)	5,794,446
BP International Equity Fund	11,211,544	2,165,504	(179,735)	1,985,769
BP Global Long/Short Fund	37,382,971	2,709,587	(1,639,957)	1,069,630

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2014, were reclassified among the following accounts. They are primarily attributable to net investment loss, gains and losses on foreign currency transactions, tax reclassification of distributions received, capitalization of short sale dividends and investments in partnerships and passive foreign investment companies.

Fund	Increase/ (Decrease) Undistributed Net Investment Income/(Loss)	Increase/ (Decrease) Accumulated Net Realized Gain/(Loss) on Investments	Increase/ (Decrease) Additional Paid-in Capital
BP Small Cap Value Fund II	$8,638	$(8,638)	$—
BP Long/Short Equity Fund	8,241,745	(678,978)	(7,562,767)
BP Long/Short Research Fund	11,287,938	4,408,047	(15,695,985)
BP All-Cap Value Fund	(18,622)	18,622	—
WPG Small/Micro Cap Value Fund	185,413	(185,413)	—
BP Global Equity Fund	(73,239)	73,239	—
BP International Equity Fund	(11,929)	11,929	—
BP Global Long/Short Fund	232,277	54,534	(286,811)

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Qualified Late-year Loss Deferral	Other Temporary Differences
BP Small Cap Value Fund II	$517,650	$1,447,207	$—	$63,416,762	$—	$—
BP Long/Short Equity Fund	—	54,313,379	(843,234)	106,529,791	(17,692,302)	—
BP Long/Short Research Fund	—	34,894,577	—	516,767,966	(27,989,440)	—
BP All-Cap Value Fund	15,443,775	22,304,230	—	210,855,869	—	—
WPG Small/Micro Cap Value Fund	2,710,470	1,593,933	—	7,921,711	—	—
BP Global Equity Fund	1,899,488	1,065,409	—	5,793,235	—	—
BP International Equity Fund	465,990	1,067,280	—	1,985,479	—	—
BP Global Long/Short Fund	—	—	(161,107)	1,435,979	—	—

ANNUAL REPORT 2014	79

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the two fiscal years ended August 31, 2014 and 2013 were as follows:

	2014			2013
Fund	Ordinary Income	Long-Term Gains	Total	Ordinary Income	Long-Term Gains	Total
BP Small Cap Value Fund II	$583,139	$—	$583,139	$570,374	$—	$570,374
BP Long/Short Equity Fund	2,623,279	47,534,301	50,157,580	28,628,366	14,464,132	43,092,498
BP Long/Short Research Fund	—	10,836,209	10,836,209	4,279,421	2	4,279,423
BP All-Cap Value Fund	12,757,029	12,457,916	25,214,945	6,966,356	938,727	7,905,083
WPG Small/Micro Cap Value Fund	50,358	3,952,860	4,003,218	177,056	—	177,056
BP Global Equity Fund	1,079,874	423,661	1,503,535	221,270	—	221,270
BP International Equity Fund	975,958	433,658	1,409,616	209,689	—	209,689
BP Global Long/Short Fund	—	—	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2014.

For the fiscal year ended August 31, 2014, the following Funds deferred to September 1, 2014, the following qualified late-year losses:

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
BP Long/Short Equity Fund	$17,692,302	$—	$—
BP Long/Short Research Fund	27,989,440	—	—

Accumulated capital losses represent net capital loss carryforwards as of August 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2014, the Funds had the following pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	August 31, 2016	August 31, 2017	August 31, 2018	Total
BP Long/Short Equity Fund	$843,234	$—	$—	$843,234

As of August 31, 2014, the BP Global Long/Short Fund had post-enactment capital loss carryforwards of $161,107, all of which are short-term losses and have an unlimited period of capital loss carryforward.

Due to limitations imposed by the Internal Revenue Code and the regulations thereunder, the capital losses from the BP Long/Short Equity Fund that were acquired in its reorganization with the WPG 130/30 Large Cap Core Fund on April 17, 2009, could not be fully used against its current year capital gains. The remaining loss of $843,234 is carried forward and $421,617 can be utilized annually against the BP Long/Short Equity Fund’s realized capital gains through August 31, 2016.

80	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS (concluded)

During the year ended August 31, 2014, the BP Small Cap Value Fund II and the BP Long/Short Equity Fund utilized $10,128,234 and $421,617, respectively, of prior year capital loss carryforwards.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there was the following subsequent event:

Approval of Agreement and Plan of Reorganization and Report of Special Meeting of Shareholders

At a Special Meeting of Shareholders held on September 17, 2014, a proposal to approve an Agreement and Plan of Reorganization between The RBB Fund, Inc. on behalf of Robeco Boston Partners International Equity Fund (the “Robeco Fund”) and John Hancock Disciplined Value International Fund, a new series of John Hancock Investment Trust (the “Acquiring Fund”) was approved by the shareholders of the Robeco Fund.

Under the agreement, the Robeco Fund transferred all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund to be distributed pro rata to shareholders of the Robeco Fund, in redemption of, and in exchange for the shares of the Robeco Fund.

The reorganization occurred as of the close of business on September 26, 2014.

ANNUAL REPORT 2014	81

ROBECO INVESTMENT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

The RBB Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund and Robeco Boston Partners Global Long/Short Fund (eight of the portfolios constituting The RBB Fund, Inc.) (the “Funds”) as of August 31, 2014, and the related statements of operations, the statements of changes in net assets and financial highlights for each of the periods indicated therein. We have also audited the statement of cash flows of the Robeco Boston Partners Global Long/Short Fund for the period December 31, 2013 (commencement of operations) through August 31, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco Boston Partners All-Cap Value Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund, Robeco Boston Partners International Equity Fund and Robeco Boston Partners Global Long/Short Fund (eight of the portfolios constituting The RBB Fund, Inc.) at August 31, 2014, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, and the statement of cash flows of the Robeco Boston Partners Global Long/Short Fund for the period December 31, 2013 (commencement of operations) through August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 29, 2014

82	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

SHAREHOLDER TAX INFORMATION (unaudited)

Certain tax information regarding each Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. During the fiscal year ended August 31, 2014, the following dividends and distributions were paid by each of the Funds:

	Ordinary Income	Long-Term Capital Gains
BP Small Cap Value Fund II	$583,139	$—
BP Long/Short Equity Fund	2,623,279	47,534,301
BP Long/Short Research Fund	—	10,836,209
BP All-Cap Value Fund	12,757,029	12,457,916
WPG Small/Micro Cap Value Fund	50,358	3,952,860
BP Global Equity Fund	1,079,874	423,661
BP International Equity Fund	975,958	433,658
BP Global Long/Short Fund	—	—

Distributions from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2014 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

BP Small Cap Value Fund II	100.00%
BP Long/Short Equity Fund	100.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	61.39%
WPG Small/Micro Cap Value Fund	29.28%
BP Global Equity Fund	23.71%
BP International Equity Fund	33.15%
BP Global Long/Short Fund	0.00%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for each Fund is as follows:

BP Small Cap Value Fund II	100.00%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	53.23%
WPG Small/Micro Cap Value Fund	30.49%
BP Global Equity Fund	8.74%
BP International Equity Fund	0.00%
BP Global Long/Short Fund	0.00%

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is as follows:

BP Small Cap Value Fund II	0.02%
BP Long/Short Equity Fund	0.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	0.03%
WPG Small/Micro Cap Value Fund	0.04%
BP Global Equity Fund	0.02%
BP International Equity Fund	0.02%
BP Global Long/Short Fund	0.00%

ANNUAL REPORT 2014	83

ROBECO INVESTMENT FUNDS

SHAREHOLDER TAX INFORMATION (unaudited) (concluded)

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

BP Small Cap Value Fund II	0.00%
BP Long/Short Equity Fund	100.00%
BP Long/Short Research Fund	0.00%
BP All-Cap Value Fund	100.00%
WPG Small/Micro Cap Value Fund	0.00%
BP Global Equity Fund	100.00%
BP International Equity Fund	100.00%
BP Global Long/Short Fund	0.00%

Because each Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

The Funds paid foreign taxes and recognized foreign source income as follows:

	Foreign Taxes Paid	Foreign Source Income
BP International Equity Fund	$21,748	$410,363

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

84	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Meeting Results

The following are the results of the Special Meeting of Shareholders of the Robeco Boston Partners International Equity Fund (the “Robeco Fund”) referred to in Note 10 of the Notes to Financial Statements.

As of the close of business on July 15, 2014, the record date for shareholders entitled to vote at the Special Meeting, there were 1,010,006.473 shares outstanding and entitled to vote. The result of the voting of shares of the Robeco Fund with respect to the proposal to approve the Agreement and Plan of Reorganization between the Company, on behalf of the Robeco Fund, and the Acquiring Fund was as follows:

VOTED FOR	1,010,006.473
VOTED AGAINST	0
ABSTAINED	0

Approval of Investment Advisory Agreements

At a regular meeting of the Board of Directors of the Company held on May 13, 2014 (the “Meeting”), the Board of Directors, including all of the Independent Directors, considered the approval of (1) the continuation of the Investment Advisory Agreements and (2) Addendum No. 2 to the Investment Advisory Agreement (the “Addendum”) reducing the advisory fee from 0.90% to 0.80% for the Robeco WPG Small/Micro Cap Fund. The Board’s decision to approve the continuation of the Investment Advisory Agreements and to approve the Addendum reflects the exercise of its business judgment to continue the existing arrangement with Robeco. In approving the continuation of the Investment Advisory Agreements and in approving the Addendum, the Board considered information provided by Robeco with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Investment Advisory Agreements between the Company and Robeco, with respect to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco Boston Partners Long/Short Research Fund, Robeco WPG Small/Micro Cap Value Fund, Robeco Boston Partners Global Equity Fund, and Robeco Boston Partners International Equity Fund and the Addendum for the Robeco WPG Small/Micro Cap Fund (collectively, the “Funds”), the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Robeco’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Robeco’s personnel providing those services; (iii) Robeco’s investment philosophies and processes; (iv) Robeco’s assets under management and client descriptions; (v) Robeco’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Robeco’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) Robeco’s compliance procedures; (viii) Robeco’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) report prepared by Lipper comparing each

ANNUAL REPORT 2014	85

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited) (continued)

Fund’s management fees and total expense ratio to those each Fund’s respective Lipper peer group and comparing the performance of each Fund to the performance of each Fund’s respective Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Robeco. The Directors concluded that Robeco had substantial resources to provide services to the Funds and that Robeco’s services had been acceptable.

The Directors also considered the investment performance of the Funds. Information on the Funds’ investment performance was provided for one-, three-, and five-year periods ended March 31, 2014, as applicable. The Directors considered the Funds’ investment performance in light of their investment objectives and investment strategies. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable.

In reaching this conclusion, the Directors noted that the Robeco Boston Partners All-Cap Value Fund outperformed its primary benchmark for the one-, three- and five-year periods as well as since inception. The Directors also noted that the Robeco Boston Partners All-Cap Value Fund ranked in the 2nd quintile in its Lipper performance group for the one-year period ended February 28, 2014 and the 1st quintile in the Lipper performance universe for the same period.

The Directors noted that the Robeco Boston Partners Long/Short Equity Fund underperformed its primary benchmark for the one- and three-year periods ended March 31, 2014, however, it outperformed its primary index for the five-year period ended March 31, 2014. The Directors noted that the Robeco Boston Partners Long/Short Equity Fund’s performance ranked within the 1st quintile within its Lipper performance group for the four-year period ended February 28, 2014 and in the 1st quintile within its Lipper performance universe for the five-year period ended February 28, 2014.

The Directors noted that while the performance of the Robeco WPG Small/Micro Cap Value Fund was below the performance of its primary benchmark since inception, it had outperformed the benchmark for the previous one-, three- and five-year periods ended March 31, 2014.

The Directors noted that Robeco Boston Partners Long/Short Research Fund had underperformed its benchmark for the one- and three-year periods ended March 31, 2014, but outperformed its benchmark since inception. The Directors also noted that the Robeco Boston Partners Long/Short Research Fund ranked within the 1st quintile for the one-, two- and three-year periods ended February 28, 2014 in its Lipper performance group. Finally, the Board noted that the Fund ranked in the 2nd quintile for the one- and two-year periods and 1st quintile for the three-year period ended February 28, 2014 in its Lipper performance universe.

The Directors discussed the underperformance of the Robeco Boston Partners Small Cap Value Fund II as compared to its benchmark for the since inception period ending March 31, 2014, but recognized its outperformance as compared to the benchmark for the one-, three- and five-year periods ended March 31, 2014 as well as its ranking in the 2nd quintile for the one-year period and 1st quartile for the three-year period ended February 28, 2014 as compared to its Lipper performance group.

The Directors reviewed the performance of the Robeco Boston Partners Global Equity Fund, which outperformed its benchmark for the quarter and year-to-date periods ended March 31, 2014 and since inception. They noted that for the one- and two-year periods ended February 28, 2014, the Fund ranked in the 2nd quintile and 1st quintile, respectively, in its Lipper performance group. They noted that Fund ranked in the 1st quintile for the one- and two-year periods ended February 28, 2014 in its Lipper performance universe. Similarly, the performance of the Robeco Boston Partners International Equity Fund was considered, with the Directors noting the Fund’s outperformance as compared to its benchmark for the quarter and year-to-date periods ended March 31, 2014 as well as since its inception. They also noted that the Fund ranked in the 1st quintile, 2nd out of 10, in both its Lipper performance group for the one- and two-year periods ended February 28, 2014.

The Directors considered the advisory fee rates payable by the Funds under the Investment Advisory Agreements and the Addendum. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. After reviewing the comparable fee information provided in the Lipper reports, the Directors noted that actual adviser fees were lower than the median fees of the respective Lipper peer groups for three of the Funds (Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Global Equity Fund, and Robeco Boston Partners International Equity Fund), but higher than the median fees of each Fund’s respective Lipper peer

86	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

OTHER INFORMATION (unaudited) (concluded)

group for the other four Robeco Investment Funds. The Directors considered discussions held during Robeco’s presentation on the variance in fees, and the higher costs of managing certain portfolios due to, among other things, short sales and increased regulations. The Directors noted that Robeco had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2014 to limit total annual operating expenses to agreed upon levels for each Fund.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Robeco’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Investment Advisory Agreements and Addendum should be approved and continued for additional one-year periods ending August 16, 2015.

ANNUAL REPORT 2014	87

ROBECO INVESTMENT FUNDS

COMPANY MANAGEMENT (unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The Statement of Additional Information (“SAI”) includes additional information about the Directors and is available without charge by calling (888) 261-4073.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012) ;Independence Blue Cross; Intricon Corp. (producer of medical devices).
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to Present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

88	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

COMPANY MANAGEMENT (unaudited) (concluded)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to Present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Vice President and Senior Director of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

1.

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

ANNUAL REPORT 2014	89

ROBECO INVESTMENT FUNDS

PRIVACY NOTICE (unaudited)

FACTS	WHAT DO THE ROBECO INVESTMENT FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Robeco Investment Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Robeco Investment Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888)-261-4073 or go to www.robecoinvest.com

90	ANNUAL REPORT 2014

ROBECO INVESTMENT FUNDS

PRIVACY NOTICE (unaudited) (concluded)

What we do

How do the Robeco Investment Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Robeco Investment Funds collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include: • Robeco Investment Management, Inc. • Robeco Securities, LLC
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•            The Robeco Investment Funds don’t share with nonaffiliates so they can market to you. The Robeco Investment Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•            The Robeco Investment Funds may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

ANNUAL REPORT 2014	91

INVESTMENT ADVISER

Robeco Investment Management Inc.

909 Third Avenue, 32nd Floor

New York, NY 10022

ADMINISTRATOR

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

PRINCIPAL

UNDERWRITER

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

www.foreside.com

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

COUNSEL

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

S1 FUND

of THE RBB FUND, INC.

ANNUAL REPORT

AUGUST 31, 2014

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

S1 FUND

ANNUAL INVESTMENT ADVISER’S REPORT

(UNAUDITED)

Dear Fellow Investor,

We are pleased to enclose the 2014 annual report of the S1 Fund for your review.

The Simple Alternatives team would like to thank you for your ongoing participation and trust. We are mindful of the confidence you place in us as a firm, and look forward to serving many successful years together.

The S1 Fund’s one-year return was 8.90% for the period ended August 31, 2014, compared to a return of 5.67% for the Morningstar multialternative category, and 7.02%, for the Hedge Fund Research Equity Hedge Index (“HFRXEH”). The Fund demonstrated minimal sensitivity to market direction, measured by an average beta(1) of 0.30 and low correlation(2) to the broader equity market, as measured by a 0.11 correlation to the S&P 500. The majority of the Fund’s return and alpha generation came during the last four months of 2013 where it returned 8.50%, net of fees and expenses, with a beta of .28 and an average net market exposure of 36.12%. During that same time frame, the S&P 500 returned 13.19% and the HFRXEH returned 5.60%. January 2014 through August 2014 were not favorable for much of the Fund’s long portfolio as the continued decline in interest rates has pushed money into higher yielding names in which the Fund does not have a significant exposure to.

The S1 Fund provided a good degree of overall downside protection during the one year period ended August 31, 2014, and generated alpha(3) relative to the HFRXEH, a global industry standard for performance measurement across all aspects of the hedge fund industry. The S1 Fund also continued to outperform its peer group since inception (net of fees), represented by the HFRXEH, illustrated in the chart above.

For years, foundations, endowments and other large financial institutions have relied heavily on long/short equity funds to meet their overall risk/return objectives. In the same way, financial advisors also use strategies like the S1 Fund in portfolios to add diversification, and lower volatility with the goal of increasing the overall portfolio risk/return profile for their clients.

The S1 Fund is a long/short equity based mutual fund providing access to a portfolio of boutique long/short equity managers who typically are not available in a mutual fund format.

During the year, we expanded our client service and marketing team with several new additions to the firm. Kyle Mills joined us in February as an Analyst in Internal Sales. Justin Adomunes joined us in April as a Director of Institutional Sales. Justin was previously in institutional sales at John Hancock Investments. David Henesey joined us in July as an Institutional Client Advisor. David was previously a Business Development Specialist at John Hancock. We look forward to the opportunity to be of greater service to you as we further enhance our client service capabilities in the coming year.

As the founder of Simple Alternatives, I was fortunate to be recognized as a Rising Star of Mutual Funds in 2014 by Institutional Investor’s Fund Industry Intelligence Awards. Recipients are selected based on criteria such as leadership at the firm and within the industry, recognition by industry groups and active contribution to the mutual fund community overall. We believe the S1 Fund (SONEX) helped us achieve this recognition by providing a more intelligent way to access top hedge fund managers, and revolutionizing the way advisors and their investors access alternative investments.

In closing, we are pleased to share these positive developments from the past year, and look forward to a successful year ahead.

Sincerely,

James K. Dilworth

CIO & Founder

Simple Alternatives

1) 1) Beta - A measure of a security’s or portfolio’s volatility. A beta of 1 indicates that the security or portfolio is neither more nor less volatile or risky than the wider market. A beta of more than 1 indicates greater volatility and a beta of less than 1 indicates less.

2) Correlation - A statistical measure of how two securities move in relation to each other. Correlation is measured on a scale of - 1 to +1. Investments with a correlation of +0.5 or more tend to rise and fall in value at the same time. Investments with a negative correlation of -0.5 to -1 are more likely to gain or lose value in opposing cycles.

3) Alpha - The measure of the performance of a portfolio after adjusting for risk. Alpha is calculated by comparing the volatility of the portfolio to that of its benchmark. The alpha is the excess return of the portfolio over the benchmark.

The returns quoted represent past performance, which does not guarantee future results. Current performance may be lower or higher than the returns quoted above. Call Simple Alternatives at 1-866-882-1226 for returns current to the most recent month end. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

S1 FUND

PERFORMANCE DATA

(UNAUDITED)

Comparison of Change in Value of $1,000,000 Investment in

S1 Fund I Shares vs. S&P 500® Index and HFRX Equity Hedge Index (“HFRXEH”).

The chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s I Shares made on September 30, 2010 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index and the HFRXEH Index are unmanaged, do not incur expenses and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED AUGUST 31, 2014
	One Year	Since Inception*
S1 Fund, I Shares	8.90%	3.26%
S&P 500® Index**	22.68%	15.48%
HFRX Equity Hedge Index**	7.02%	0.56%

*       Inception date of the Fund is September 30, 2010.

**     Benchmark performance is from the inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted above. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Call Simple Alternatives at 1-866-882-1226 for returns current to the most recent month-end.

The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s gross annual operating expense ratio, as stated in the current prospectus, is 4.86% and the Fund’s net operating expense ratio is 4.48%. Net operating expense includes interest and dividends on short sales and acquired fund fees. The Fund’s investment adviser, Simple Alternatives, LLC, has contractually agreed until at least December 31, 2014 to forgo all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceeds 2.95% of the average daily net assets attributable to the Fund’s I Shares. This limitation can be discontinued at any time after December 31, 2014.

S1 FUND

PERFORMANCE DATA (CONCLUDED)

(UNAUDITED)

The Fund is non-diversified and may focus its investments in the securities of a comparatively small number of issuers. Concentration in securities of a limited number of issuers exposes the Fund to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers. The Fund may invest in small- and medium-sized companies which involve greater risk than investing in larger, more established companies, such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

The Fund may invest in foreign or emerging markets securities which involve special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets.

The Fund may invest in debt securities which are subject to interest rate risk. An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest. The Fund may also invest in high yield, lower rated (junk) bonds which involve a greater degree of risk and price fluctuation than investment grade bonds in return for higher yield potential. The Fund’s distressed debt strategy may involve a substantial degree of risk, including investments in sub-prime mortgage securities.

The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. The Fund may leverage transactions which include selling short as well as borrowing for other than temporary or emergency purposes. Leverage creates the risk of magnified capital losses.

The Fund may also invest in derivatives which can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. The Fund may invest in options and futures which are subject to special risks and may not fully protect the Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Futures trading is very speculative, largely due to the traditional volatility of future prices.

Portfolio composition is subject to change.

S1 FUND

FUND EXPENSE EXAMPLES

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014 and held for the entire period.

ACTUAL EXPENSES

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	I SHARES
	BEGINNING ACCOUNT VALUE MARCH 1, 2014	ENDING ACCOUNT VALUE AUGUST 31, 2014	EXPENSES PAID DURING PERIOD
Actual*	$1,000.00	$ 966.60	$21.02
Hypothetical (5% return before expenses)	1,000.00	1,003.83	21.42

*

Expenses equal to an annualized expense ratio for the six-month period ended August 31, 2014 of 4.24% for the I Shares of the Fund, which includes waived fees or reimbursed expenses (including dividend and interest expense), multiplied by the average account value over the period, multiplied by the number of days in the most recent period (184) then divided by 365 days. The Fund’s ending account value on the first line in the table is based on the actual six-months total return for the I Shares of the Fund of (3.34)%. These amounts include dividends paid on securities which the Fund has sold short (“short-sale dividends”) and related interest expense. The annualized amount of short-sale dividends and related interest expense was 1.24% of the Fund’s average net assets attributable to I Shares for the most recent fiscal year.

S1 FUND

PORTFOLIO HOLDINGS SUMMARY TABLE

AUGUST 31, 2014

(UNAUDITED)

The following table presents a summary by sector of the portfolio holdings of the Fund.

SECURITY TYPE/SECTOR CLASSIFICATION	% OF NET ASSETS	VALUE

COMMON STOCKS:
Information Technology	25.5%	$24,770,816
Consumer Discretionary	22.9	22,198,407
Financials	10.4	10,152,242
Industrials	8.6	8,363,401
Real Estate Investment Trusts	7.4	7,178,769
Materials	5.3	5,140,019
Consumer Staples	0.8	824,615
Energy	0.8	821,079
Telecommunication Services	0.8	753,162
Health Care	0.6	572,097
EXCHANGE TRADED FUNDS	1.8	1,718,824
PURCHASED OPTIONS	0.9	867,057
U.S. TREASURY NOTE	0.1	103,691
FOREIGN GOVERNMENT NOTE	0.0	9,421
WRITTEN OPTIONS	(0.4)	(418,387)
EXCHANGE TRADED FUNDS SOLD SHORT	(2.8)	(2,677,733)
COMMON STOCKS SOLD SHORT	(43.5)	(42,271,750)
OTHER ASSETS IN EXCESS OF LIABILITIES	60.8	59,034,506

NET ASSETS	100.0%	$97,140,236

Portfolio holdings are subject to change at any time.

Please note that securities are classified according to the Bloomberg Sub-Industry Categories for diversification testing purposes. We believe this is the classification that best reflects the industry and risks associated with each position.

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS

AUGUST 31, 2014

	NUMBER OF SHARES	VALUE
COMMON STOCKS — 83.1%
CONSUMER DISCRETIONARY—22.9%
Advance Auto Parts, Inc.^	1,665	$227,135
Aeropostale, Inc.*^	43,121	180,678
Bed Bath & Beyond, Inc.*	3,640	233,906
Brookfield Residential Properties, Inc.*†^	26,652	538,370
Charter Communications, Inc., Class A*^	12,200	1,913,814
Chipotle Mexican Grill, Inc.*^	224	152,018
Crocs, Inc.*	12,830	198,224
Dalata Hotel Group PLC (Ireland)*	87,904	346,506
DR Horton, Inc.^	26,350	571,268
Expedia, Inc.	3,100	266,290
Hilton Worldwide Holdings, Inc.*^	23,573	596,868
HomeAway, Inc.*^	20,755	689,066
JC Penney Co., Inc.*^	36,413	393,260
La Quinta Holdings, Inc.*^	42,800	845,300
Lee Enterprises, Inc.*^	200,000	812,000
Lennar Corp., Class A^	29,430	1,153,067
Liberty Interactive Corp., Class A*^	13,900	410,328
Liberty Media Corp., Class A*^	20,000	984,600
Liberty Media Corp., Class C*^	40,000	1,938,800
Liberty TripAdvisor Holdings, Inc., Class A*	43,800	1,566,726
Liberty Ventures, Class A*^	30,000	1,142,700
LifeLock, Inc.*	31,211	462,547
Loral Space & Communications, Inc.*^	10,115	757,816
Netflix, Inc.*^	795	379,724
Perry Ellis International, Inc.*^	23,050	462,614
Polaris Industries, Inc.^	818	118,921
Quiksilver, Inc.*^	50,116	145,838
Restoration Hardware Holdings, Inc.*^	2,548	213,701
Select Comfort Corp.*	8,810	197,080
SFX Entertainment, Inc.*^	98,078	693,411
Sony Corp. - Sponsored ADR^	10,382	198,400
Starbucks Corp.^	1,219	94,850
Starz, Class A*	1,731	54,164
Time Warner, Inc.	3,907	300,956
Time, Inc.*	326	7,652
Toll Brothers, Inc.*^	31,419	1,118,202
William Lyon Homes, Class A*^	27,300	696,969
Wolverine World Wide, Inc.^	14,538	386,129
Yellow Media Ltd. (Canada)*	10,000	156,075
Zulily, Inc., Class A*^	18,062	592,434

		22,198,407

CONSUMER STAPLES—0.8%
Coca-Cola Central Japan Co. Ltd. (Japan)	15,000	375,578
Diageo, PLC - Sponsored ADR (United Kingdom)	900	107,883
Estee Lauder Cos., Inc. (The), Class A	391	30,041

	NUMBER OF SHARES	VALUE
CONSUMER STAPLES—(CONTINUED)
Limoneira Co.	12,840	$311,113

		824,615

ENERGY—0.8%
Frontline 2012 Ltd. (Bermuda)	60,000	423,855
Knightsbridge Tankers Ltd.*†	32,400	397,224

		821,079

FINANCIALS—10.4%
Alexander & Baldwin, Inc.^	10,316	421,924
American International Group, Inc.^	5,310	297,679
Bank Mutual Corp.^	79,210	521,994
BSB Bancorp, Inc.*	6,050	111,864
Capital & Counties Properties, PLC (United Kingdom)	84,322	468,725
Capital Bank Financial Corp., Class A*^	14,091	344,807
Dream Unlimited Corp. - Class A (Canada)*	36,161	454,299
Education Realty Trust, Inc., REIT	19,650	213,988
Equity Commonwealth^	22,137	595,043
Fox Chase Bancorp, Inc.^	9,778	167,106
Hampden Bancorp, Inc.^	27,461	467,386
Healthcare Trust of America, Inc.*	54,825	682,571
Heritage Commerce Corp.^	34,370	285,958
HomeStreet, Inc.^	18,650	339,244
Howard Hughes Corp., (The)*^	5,373	850,922
ICG Group, Inc.*	36,430	632,060
Irish Residential Properties REIT PLC (Ireland)*	317,965	434,134
Kite Realty Group Trust REIT	2,859	73,533
Metro Bancorp, Inc.*^	17,900	416,354
National Bank Holdings Corp., Class A^	21,690	440,741
Ocean Shore Holding Co.^	34,620	499,913
Pacific Mercantile Bancorp*^	82,989	580,923
Unite Group PLC (United Kingdom)	52,067	379,062
Urban & Civic PLC (United Kingdom)*	22,200	80,897
ViewPoint Financial Group, Inc.^	15,014	391,115

		10,152,242

HEALTH CARE—0.6%
Angiotech Pharmaceuticals, Inc.Δ†	14,450	219,157
BioScrip, Inc.*	23,800	201,348
LDR Holding Corp.*	5,600	151,592

		572,097

INDUSTRIALS—8.6%
3M Co.^	780	112,320
Air Canada, Class B (Canada)*	32,070	251,429
Ashtead Group PLC (United Kingdom)	60,000	977,232
Baltic Trading Ltd.†^	104,400	612,828
Danaher Corp.^	2,575	197,271
FedEx Corp.^	2,195	324,597

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

	NUMBER OF SHARES	VALUE
INDUSTRIALS—(CONTINUED)
Golden Ocean Group Ltd. (Bermuda)	377,500	$622,061
H&E Equipment Services, Inc.	14,400	589,104
HD Supply Holdings, Inc.*^	31,500	874,755
Navios Maritime Holdings, Inc.	14,000	132,440
Nielsen Holdings NV*^	4,080	191,719
Owens Corning^	8,500	306,000
Paragon Shipping, Inc., Class A*†	68,300	348,330
Rockwell Collins, Inc.	1,400	107,772
Safe Bulkers, Inc	25,700	225,389
Star Bulk Carriers Corp.*	29,600	416,768
United Continental Holdings, Inc.*	5,510	262,331
United Rentals, Inc.*^	11,700	1,376,505
USG Corp.*^	15,000	434,550

		8,363,401

INFORMATION TECHNOLOGY—25.5%
Aerohive Networks, Inc.*	53,162	423,701
Apple, Inc.^	11,895	1,219,237
Applied Micro Circuits Corp.*^	61,179	518,186
Aruba Networks, Inc.*^	48,490	1,035,262
Attunity Ltd.*†	27,410	187,758
Autodesk, Inc.*	5,069	271,901
Barracuda Networks, Inc.*	14,049	349,118
Blackbaud, Inc.	12,674	492,892
Blackberry Ltd. (Canada)*	11,500	117,070
CommScope Holding Co., Inc.*^	24,250	624,680
comScore, Inc.*	11,717	448,878
Constant Contact, Inc.*	13,249	412,971
eBay, Inc.*^	8,300	460,650
EchoStar Corp., Class A*^	24,000	1,210,320
Facebook, Inc., Class A*	4,656	348,362
Fortinet, Inc.*	14,261	368,076
Hewlett-Packard Co.^	16,721	635,398
JDS Uniphase Corp.*	18,050	208,478
LinkedIn Corp., Class A*	1,955	441,341
LogMeIn, Inc*^	17,148	725,017
Marketo, Inc.*	22,587	661,347
Mellanox Technologies Ltd.*	11,405	476,615
MobileIron, Inc.*	155	1,796
Nimble Storage, Inc.*^	31,005	838,375
NXP Semiconductor NV*†	10,580	724,942
Optimal Payments, PLC (United Kingdom)*	247,800	1,989,869
Palo Alto Networks, Inc.*^	8,906	756,921
Proofpoint, Inc.*^	18,376	732,835
Qihoo 360 Technology Co., Ltd. - ADR*	7,024	616,918
QUALCOMM, Inc.	5,800	441,380
RealNetworks, Inc.*	3,500	26,950
RF Micro Devices, Inc.*	30,091	375,235
Sabre Corp.*^	54,100	986,243
Salesforce.Com, Inc.*^	8,146	481,347
Shutterstock, Inc.*	3,122	221,038
Silicon Motion Technology Corp., ADR^	30,171	813,410
Tableau Software, Inc., Class A*	12,995	851,043
Teradyne, Inc.^	29,800	613,582

	NUMBER OF SHARES	VALUE
INFORMATION TECHNOLOGY—(CONTINUED)
Wix.Com Ltd.*	27,636	$454,889
Xcerra Corp.*^	152,810	1,596,864
Yahoo!, Inc.*	15,838	609,921

		24,770,816

MATERIALS—5.3%
Alcoa, Inc.^	32,000	531,520
Constellium NV, Class A*†	40,900	1,164,832
Graphic Packaging Holding Co.*^	150,000	1,918,500
Noranda Aluminum Holding Corp.^	133,000	541,310
Owens-Illinois, Inc.*^	15,000	461,850
Smurfit Kappa Group, PLC (Ireland)*	23,000	522,007

		5,140,019

REAL ESTATE INVESTMENT TRUSTS—7.4%
American Campus Communities, Inc.^	13,294	525,246
Avalonbay Communities, Inc.^	4,088	629,961
Brookfield Canada Office Properties (Canada)	12,451	327,965
DiamondRock Hospitality Co.^	57,296	763,183
Excel Trust, Inc.	35,651	461,324
Green REIT, PLC (Ireland)*	421,177	697,295
Klepierre (France)	7,236	344,760
Lar Espana Real Estate Socimi SA (Spain)*	26,295	318,235
Mack-Cali Realty Corp.^	33,755	713,581
Parkway Properties, Inc.^	21,904	454,508
Prologis, Inc.^	25,724	1,053,141
Retail Opportunity Investments Corp.	24,726	391,660
Spirit Realty Capital, Inc.^	42,160	497,910

		7,178,769

TELECOMMUNICATION SERVICES—0.8%
Globalstar, Inc.*	40,000	159,200
inContact, Inc.*^	64,843	593,962

		753,162

TOTAL COMMON STOCKS (Cost 69,382,761)		80,774,607

EXCHANGE TRADED FUNDS — 1.8%
COMMODITY—0.5%
SPDR Gold Shares*^	4,000	495,440

CURRENCY—0.2%
ProShares UltraShort Yen*	2,950	201,514

EQUITY—0.9%
IShares MSCI Mexico Capped ETF^	7,050	506,049
ProShares UltraPro Short Russell 2000*^	4,250	154,700
ProShares UltraShort Russell 2000*	3,430	150,371

		811,120

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

	NUMBER OF SHARES	VALUE
OTHER—0.2%
AP Alternative Assets LP*	6,588	$210,750

TOTAL EXCHANGE TRADED FUNDS (Cost 1,689,952)		1,718,824

	PAR (000’s)
FOREIGN GOVERNMENT NOTE — 0.0%
Canadian Government Bond 3.000% 12/01/15	CAD 10	9,421
TOTAL FOREIGN GOVERNMENT NOTE (Cost 10,079)		9,421
U.S. TREASURY NOTE — 0.1%
2.625% 04/30/16^	$100	103,691

TOTAL U.S. TREASURY NOTE (Cost 101,076)		103,691

	NUMBER OF CONTRACTS
PURCHASED OPTIONS — 0.9%
CALL OPTIONS PURCHASED—0.7%
Apple, Inc.
Expires 01/17/15
Strike Price $17	450	42,750
Apple, Inc.
Expires 01/17/15
Strike Price $18	450	26,100
Beazer Homes USA, Inc.
Expires 01/17/15
Strike Price $20	300	37,500
BlackBerry Ltd.
Expires 01/17/15
Strike Price $10	500	70,000
Constellium NV
Expires 11/22/14
Strike Price $30	440	51,920
Graphic Packaging Holding Co.
Expires 12/20/14
Strike Price $12.5	500	42,500
iShares MSCI Emerging Market
Expires 10/18/14
Strike Price $46	150	7,200
Knightsbridge Tankers Ltd.
Expires 09/20/14
Strike Price $15	800	20,000
Knightsbridge Tankers Ltd.
Expires 12/20/14
Strike Price $12.50	900	97,200
Loral Space & Communications, Inc.
Expires 10/18/14
Strike Price $80	74	15,170
Navios Maritime Holdings, Inc.
Expires 01/17/15
Strike Price $10	800	56,800

	NUMBER OF CONTRACTS	VALUE
CALL OPTIONS PURCHASED—(CONTINUED)
Noranda Aluminum Holding Corp.
Expires 01/17/15
Strike Price $5	500	$22,500
Rockwood Holdings, Inc.
Expires 11/22/14
Strike Price $85	130	18,200
Rockwood Holdings, Inc.
Expires 11/22/14
Strike Price $90	260	20,800
SPDR S&P 500 ETF Trust
Expires 09/30/14
Strike Price $205	250	7,500
SPDR S&P Regional Banking ETF
Expires 01/17/15
Strike Price $40	75	8,325
SPDR S&P Regional Banking ETF
Expires 01/17/15
Strike Price $42	200	9,900
Ulta Salon Cosmetics & Fragrance
Expires 10/18/14
Strike Price $100	120	51,600
Yelp, Inc.
Expires 11/22/14
Strike Price $85	80	55,200

TOTAL CALL OPTIONS PURCHASED (Cost 778,611)		661,165

PUT OPTIONS PURCHASED—0.2%
Delta Air Lines, Inc.
Expires 09/12/14
Strike Price $38	400	14,000
Ebix, Inc.
Expires 03/20/15
Strike Price $12	35	4,200
Energy Select Sector SPDR.
Expires 09/20/14
Strike Price $96	205	8,405
HSBC Holdings PLC - Sponsored ADR
Expires 01/17/15
Strike Price $50	108	7,830
iShares MSCI Emerging Market
Expires 10/18/14
Strike Price $43	450	16,200
Portfolio Recovery Associates, Inc.
Expires 12/20/14
Strike Price $55	60	12,600
SAP SE
Expires 01/17/15
Strike Price $75	47	10,692
SPDR Dow Jones Industrial Average ETF
Expires 09/20/14
Strike Price $162	340	7,140

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS PURCHASED—(CONTINUED)
SPDR Dow Jones Industrial Average ETF
Expires 11/22/14
Strike Price $165	300	$66,000
SPDR S&P 500 ETF Trust
Expires 09/30/14
Strike Price $196	175	20,650
Target Corp.
Expires 01/17/15
Strike Price $45	150	1,875
Target Corp.
Expires 01/17/15
Strike Price $57.50	150	22,500
Utilities Select Sector SPDR ETF.
Expires 12/20/14
Strike Price $38	600	13,800

TOTAL PUT OPTIONS PURCHASED (Cost 394,112)		205,892

TOTAL PURCHASED OPTIONS — 0.9% (Cost 1,172,723)		867,057

TOTAL INVESTMENTS — 85.9% (Cost 72,356,591)		83,473,600

	NUMBER OF SHARES
SECURITIES SOLD SHORT — (46.3)%
COMMON STOCKS — (43.5)%
CONSUMER DISCRETIONARY—(8.7)%
Bayerische Motoren Werke AG (Germany)	(1,400)	(163,391)
Bed Bath & Beyond, Inc.*	(1,900)	(122,094)
Cabela’s, Inc.*	(3,400)	(207,468)
Casio Computer Co. Ltd. (Japan)	(4,700)	(82,036)
Cheesecake Factory, Inc.	(2,000)	(89,900)
CST Brands, Inc.	(5,500)	(191,620)
Del Frisco’s Restaurant Group, Inc.*	(1,100)	(24,343)
Dunkin’ Brands Group, Inc.	(3,400)	(148,036)
Five Below, Inc.*	(3,010)	(122,086)
Francesca’s Holdings Corp.*	(13,770)	(192,780)
Guess?, Inc.	(2,000)	(46,880)
Hanesbrands, Inc.	(1,331)	(136,667)
Hasbro, Inc.	(2,598)	(136,798)
Ignite Restaurant Group, Inc.*	(8,200)	(60,516)
John Wiley & Sons, Inc., Class A	(4,000)	(239,800)
Marriott International, Inc., Class A	(8,394)	(582,544)
McDonald’s Corp.	(1,000)	(93,720)
Mohawk Industries, Inc.*	(1,300)	(189,826)
New Oriental Education & Technology Group, Inc. - Sponsored ADR (Cayman Island)	(21,345)	(486,879)
Nikon Corp. (Japan)	(5,300)	(77,041)
Sally Beauty Holdings, Inc.*	(6,000)	(167,280)
Scholastic Corp.	(5,200)	(182,208)
Sirius XM Holdings, Inc.*	(546,582)	(1,984,093)

	NUMBER OF SHARES	VALUE
CONSUMER DISCRETIONARY—(CONTINUED)
Sonic Corp.*	(10,500)	$(221,655)
Swatch Group AG (The) (Switzerland)	(450)	(244,270)
Target Corp.	(1,900)	(114,133)
TripAdvisor, Inc.*	(18,235)	(1,806,906)
Tuesday Morning Corp.*	(6,550)	(115,149)
Tupperware Brands Corp.	(1,747)	(127,985)
Volkswagen AG (Germany)	(450)	(101,424)

		(8,459,528)

CONSUMER STAPLES—(0.5)%
Kimberly-Clark Corp.	(1,009)	(108,972)
Philip Morris International, Inc.	(1,740)	(148,909)
Whole Foods Market, Inc.	(1,600)	(62,624)
WM Morrison Supermarkets PLC (United Kingdom)	(61,228)	(180,605)

		(501,110)

FINANCIALS—(3.1)%
American Capital Agency Corp.	(5,100)	(120,615)
Amtrust Financial Services, Inc.	(3,000)	(132,090)
Calamos Asset Management, Inc., Class A	(12,970)	(167,183)
Cohen & Steers, Inc.	(3,830)	(167,141)
First Cash Financial Services, Inc.*	(2,450)	(141,512)
Greenhill & Co., Inc.	(2,400)	(117,648)
Interactive Brokers Group, Inc., Class A	(4,280)	(100,323)
Invesco Ltd.	(3,880)	(158,459)
Legg Mason, Inc.	(3,630)	(179,032)
Medallion Financial Corp.	(7,300)	(88,330)
MetLife, Inc.	(1,740)	(95,248)
MSCI, Inc.*	(2,600)	(119,964)
Noah Holdings Ltd. - Sponsored ADR*	(5,960)	(91,009)
Portfolio Recovery Associates, Inc.*	(4,500)	(255,735)
Prosperity Bancshares, Inc.	(2,060)	(124,424)
Public Storage	(2,100)	(367,878)
Shaftesbury PLC (United Kingdom)	(20,015)	(227,630)
Springleaf Holdings, Inc.*	(3,720)	(123,802)
TD Ameritrade Holding Corp.	(3,860)	(127,805)
US Bancorp	(2,150)	(90,902)

		(2,996,730)

HEALTH CARE—(1.6)%
Anika Therapeutics, Inc.*	(3,400)	(142,800)
Cyberonics, Inc.*	(2,060)	(118,223)
HMS Holdings Corp.*	(12,800)	(292,608)
Masimo Corp.*	(13,500)	(302,940)
Medidata Solutions, Inc.*	(14,099)	(656,167)

		(1,512,738)

INDUSTRIALS—(1.4)%
Alaska Air Group, Inc.	(3,180)	(147,361)
Deutsche Lufthansa AG	(8,800)	(152,925)
DigitalGlobe, Inc.*	(6,250)	(189,813)

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONTINUED)

AUGUST 31, 2014

	NUMBER OF SHARES	VALUE
INDUSTRIALS—(CONTINUED)
Healthcare Services Group, Inc.	(6,600)	$(180,378)
Lindsay Corp.	(1,890)	(147,004)
Nielsen Holdings NV	(2,896)	(136,083)
Ritchie Bros Auctioneers, Inc.†	(5,000)	(118,750)
Trex Co., Inc.*	(5,200)	(195,520)
Trinity Industries, Inc.	(2,500)	(120,950)

		(1,388,784)

INFORMATION TECHNOLOGY—(18.6)%
Activision Blizzard, Inc.	(4,986)	(117,370)
Altera Corp.	(15,793)	(558,125)
Amadeus IT Holding SA, Class A	(4,700)	(174,875)
Amber Road, Inc.*	(8,517)	(127,755)
AU Optronics Corp.	(39,000)	(192,660)
Benefitfocus, Inc.*	(18,503)	(610,969)
Bottomline Technologies de, Inc.* .	(8,600)	(242,176)
Broadcom Corp., Class A	(12,354)	(486,501)
Cadence Design Systems, Inc.*	(25,344)	(447,068)
Canon, Inc. (Japan)	(3,100)	(101,164)
Ciena Corp.*	(22,080)	(456,835)
Conversant, Inc.*	(9,363)	(257,857)
Dassault Systemes SA (France)	(7,816)	(517,998)
Dealertrack Technologies, Inc.*	(2,000)	(89,520)
Dolby Laboratories, Inc., Class A*	(22,191)	(1,033,657)
E2open, Inc.*	(31,385)	(473,914)
Ellie Mae, Inc.*	(9,498)	(340,028)
FireEye, Inc.*	(26,835)	(835,642)
Five9, Inc.*	(65,127)	(382,295)
Flextronics International Ltd.*	(20,000)	(220,800)
Freescale Semiconductor Ltd.*	(21,159)	(445,397)
Hewlett-Packard Co.	(6,080)	(231,040)
Intel Corp.	(19,551)	(682,721)
International Business Machines Corp.	(1,400)	(269,220)
IPG Photonics Corp.*	(1,780)	(122,250)
Marketo, Inc.*	(3,870)	(113,314)
Marvell Technology Group Ltd.†	(21,117)	(293,737)
MercadoLibre, Inc.†	(4,749)	(545,850)
MicroStrategy, Inc.*	(4,594)	(638,244)
Motorola Solutions, Inc.	(13,321)	(791,267)
Neopost SA (France)	(1,400)	(93,506)
NetScout Systems, Inc.*	(9,564)	(440,613)
NVIDIA Corp.	(22,505)	(437,722)
Oracle Corp.	(5,000)	(207,650)
PMC-Sierra, Inc.*	(23,753)	(175,297)
Q2 Holdings, Inc.*	(26,439)	(390,240)
RealPage, Inc.*	(43,265)	(697,432)
Splunk, Inc.*	(8,184)	(441,527)
Synchronoss Technologies, Inc.*	(6,800)	(300,356)
Taiwan Semiconductor Manufacturing Co. Ltd. - Sponsored ADR	(52,163)	(1,092,293)
Take-Two Interactive Software, Inc.*	(14,849)	(349,099)
Trimble Navigation Ltd.*	(12,619)	(419,708)
United Microelectronics Corp. - Sponsored ADR	(49,000)	(108,780)
VeriSign, Inc.*	(7,604)	(433,998)
Western Union Co.	(5,000)	(87,350)

	NUMBER OF SHARES	VALUE
INFORMATION TECHNOLOGY—(CONTINUED)
Workday, Inc., Class A*	(6,030)	$(549,152)
Zynga, Inc., Class A*	(31,220)	(90,382)

		(18,115,354)

REAL ESTATE INVESTMENT TRUSTS—(7.3)%
Acadia Realty Trust	(12,378)	(356,734)
Brandywine Realty Trust	(24,315)	(389,526)
Brixmor Property Group, Inc.	(25,963)	(614,544)
Camden Property Trust	(4,500)	(336,780)
CBL & Associates Properties, Inc.	(16,804)	(319,276)
CubeSmart	(45,725)	(850,485)
Duke Realty Corp.	(18,926)	(352,024)
Extra Space Storage, Inc.	(14,850)	(782,595)
Highwoods Properties, Inc.	(11,605)	(493,793)
Kimco Realty Corp.	(14,867)	(349,226)
LaSalle Hotel Properties	(6,300)	(230,265)
Pebblebrook Hotel Trust	(13,347)	(517,063)
Plum Creek Timber Co., Inc.	(2,258)	(91,743)
Realty Income Corp.	(7,600)	(339,872)
Regency Centers Corp.	(2,540)	(145,136)
Ventas, Inc.	(8,750)	(575,575)
Washington Real Estate Investment Trust	(13,341)	(370,613)

		(7,115,250)

TELECOMMUNICATION SERVICES—(1.9)%
AT&T, Inc.	(20,385)	(712,660)
Belgacom SA (Belgium)	(5,000)	(178,239)
CenturyLink, Inc.	(6,490)	(266,025)
Deutsche Telekom AG, Registered Shares (Germany)	(11,312)	(169,536)
Telefonica SA	(20,000)	(317,297)
Verizon Communications, Inc.	(3,674)	(183,039)

		(1,826,796)

UTILITIES—(0.4)%
Hawaiian Electric Industries, Inc.	(14,000)	(355,460)

TOTAL COMMON STOCKS SOLD SHORT (Proceeds 39,847,766)		(42,271,750)

EXCHANGE TRADED-FUNDS SOLD SHORT — (2.8)%
EQUITY—(2.8)%
iShares MSCI Emerging Markets ETF	(5,190)	(233,861)
iShares Russell 2000 Index Fund	(9,902)	(1,154,177)
SPDR S&P Regional Banking ETF	(3,110)	(121,135)
Utilities Select Sector SPDR Fund	(27,000)	(1,168,560)

		(2,677,733)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds 2,591,260)		(2,677,733)

TOTAL SECURITIES SOLD SHORT (Proceeds 42,439,026)		(44,949,483)

The accompanying notes are an integral part of the financial statements.

S1 FUND

PORTFOLIO OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2014

	NUMBER OF CONTRACTS	VALUE
WRITTEN OPTIONS — (0.4)%
CALL OPTIONS WRITTEN—(0.4)%
BlackBerry Ltd.
Expires 01/17/15
Strike Price $20	(650)	$(5,850)
Constellium NV
Expires 11/22/14
Strike Price $35	(422)	(9,495)
Energy Select Sector SPDR.
Expires 09/20/14
Strike Price $97	(125)	(25,875)
HSBC Holdings PLC - Sponsored ADR
Expires 01/17/15
Strike Price $55	(72)	(9,072)
iShares MSCI Emerging Market
Expires 10/18/14
Strike Price $44	(150)	(24,300)
Knightsbridge Tankers Ltd.
Expires 09/20/14
Strike Price $17.50	(200)	(5,000)
Knightsbridge Tankers Ltd.
Expires 09/20/14
Strike Price $20	(710)	(17,750)
Knightsbridge Tankers Ltd.
Expires 12/20/14
Strike Price $15	(900)	(42,750)
Loral Space & Communications, Inc.
Expires 10/18/14
Strike Price $85	(148)	(51,800)
Portfolio Recovery Associates, Inc.
Expires 12/20/14
Strike Price $70	(30)	(3,000)
SAP SE
Expires 01/17/15
Strike Price $85	(47)	(4,582)
SPDR Dow Jones Industrial
Average ETF
Expires 11/22/14
Strike Price $73	(450)	(89,550)
SPDR S&P 500 ETF Trust
Expires 09/30/14
Strike Price $200	(150)	(34,500)
Utilities Select Sector SPDR ETF.
Expires 12/20/14
Strike Price $41	(100)	(24,500)
Utilities Select Sector SPDR ETF.
Expires 12/20/14
Strike Price $42	(100)	(17,400)

TOTAL CALL OPTIONS WRITTEN (Premiums Received 313,469)		(365,424)

	NUMBER OF CONTRACTS	VALUE
PUT OPTIONS WRITTEN—0.0%
Beazer Homes USA, Inc.
Expires 11/22/14
Strike Price $16	(200)	$(7,500)
BlackBerry Ltd.
Expires 01/17/15
Strike Price $8	(250)	(9,250)
SAP SE
Expires 01/17/15
Strike Price $65	(47)	(2,350)
SPDR S&P Regional Banking ETF
Expires 01/17/15
Strike Price $36	(275)	(25,163)
Target Corp.
Expires 01/17/15
Strike Price $50	(300)	(8,700)

TOTAL PUT OPTIONS WRITTEN (Premiums Received 68,795)		(52,963)

TOTAL WRITTEN OPTIONS — (0.4)% (Premiums Received 382,264)		(418,387)

OTHER ASSETS IN EXCESS OF LIABILITIES — 60.8%		59,034,506

NET ASSETS — 100.0%		$97,140,236

Δ

Security has been valued at fair market value as determined in good faith by or under the direction of The RBB Fund, Inc.’s Board of Directors. As of August 31, 2014, fair valued positions amounted to $219,157 or 0.2% of net assets.

*	Non-income producing security.
†	This company is domiciled outside of the United States. The security’s functional currency is the United States dollar.
^	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.

ADR	American Depositary Receipt
CAD	Canadian Dollar
ETF	Exchange-traded Fund
MSCI	Morgan Stanley Capital International
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poors
SPDR	Standard & Poors Depositary Receipt

The accompanying notes are an integral part of the financial statements.

S1 FUND

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2014

ASSETS
Investments, at value (cost $72,356,591)	$83,473,600
Cash	32,800,143
Deposits held with prime broker for securities sold short and written options	43,962,419
Foreign currency deposits held with prime broker for securities sold short and written options	516,975
Receivables for:
Investments sold	5,784,418
Capital shares sold	140,627
Dividends and interest	40,162
Prepaid expenses and other assets	22,453

Total assets	166,740,797

LIABILITIES
Securities sold short, at value (proceeds $42,439,026)	44,949,483
Options written, at value (premiums received $382,264)	418,387
Foreign currency due to prime broker for securities sold short and written options	7,133,350
Payables for:
Investments purchased	2,851,351
Capital shares redeemed	45,751
Investment advisory fees	167,476
Dividends on securities sold short	39,174
Due to prime broker	13,867,231
Other accrued expenses and liabilities	128,358

Total liabilities	69,600,561

Net Assets	$97,140,236

NET ASSETS CONSIST OF
Capital stock, $0.001 par value	$8,837
Paid-in capital	87,822,106
Accumulated net investment loss	(1,477,683)
Accumulated net realized gain from investments, foreign currency transactions, securities sold short and written options	2,133,183
Net unrealized appreciation on investments, securities sold short, foreign currency translations and written options	8,653,793

Net assets	$97,140,236

I SHARES
Net assets	$97,140,236

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	8,837,150

Net asset value, offering and redemption price per share	$10.99

The accompanying notes are an integral part of the financial statements.

S1 FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED

AUGUST 31, 2014

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $21,387)	$761,912
Interest	4,289

Total investment income	766,201

EXPENSES
Advisory fees (Note 2)	2,390,704
Dividend expense on securities sold short	660,388
Prime broker interest expense	418,363
Administration and accounting fees (Note 2)	248,254
Transfer agent fees (Note 2)	105,778
Custodian fees (Note 2)	57,828
Legal fees	43,467
Audit fees	41,107
Printing and shareholder reporting fees	33,905
Registration and filing fees	25,739
Directors’ and officers’ fees	23,213
Insurance fees	7,206
Other expenses	9,758

Total expenses before waivers and reimbursements	4,065,710
Less: waivers and reimbursements (Note 2)	(425,749)

Net expenses after waivers and reimbursements	3,639,961

Net investment loss	(2,873,760)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	10,498,778
Securities sold short	(4,340,412)
Foreign currency transactions	(254,502)
Written options	472,472
Net change in unrealized appreciation/(depreciation) on:
Investments	5,871,213
Securities sold short	(1,715,377)
Foreign currency translation	171,896
Written options	3,344

Net realized and unrealized gain from investments	10,707,412

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,833,652

The accompanying notes are an integral part of the financial statements.

S1 FUND

STATEMENTS OF CHANGES IN NET ASSETS

	FOR THE YEAR ENDED AUGUST 31, 2014	FOR THE YEAR ENDED AUGUST 31, 2013

INCREASE/(DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss	$(2,873,760)	$(2,074,613)
Net realized gain from investments, securities sold short, foreign currency transactions and written options	6,376,336	2,022,462
Net change in unrealized appreciation on investments, securities sold short, foreign currency translation and written options	4,331,076	2,230,135

Net increase in net assets resulting from operations	7,833,652	2,177,984

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(2,667,365)	(153,211)

Total dividends and distributions to shareholders	(2,667,365)	(153,211)

CAPITAL TRANSACTIONS:
I Shares
Proceeds from shares sold	48,863,982	36,986,724
Proceeds from reinvestment of distributions	2,611,352	149,176
Shares redeemed	(44,300,330)	(18,650,974)

Net increase in net assets from capital share transactions	7,175,004	18,484,926

Total increase in net assets	12,341,291	20,509,699

NET ASSETS
Beginning of period	84,798,945	64,289,246

End of period	$97,140,236	$84,798,945

Accumulated net investment loss, end of period	$(1,477,683)	$(1,306,199)

SHARE TRANSACTIONS:
I Shares
Shares sold	4,469,573	3,558,619
Shares reinvested	239,354	14,497
Shares redeemed	(4,036,017)	(1,799,971)

Net increase in shares	672,910	1,773,145

The accompanying notes are an integral part of the financial statements.

S1 FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED

AUGUST 31, 2014

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net increase in net assets from operations	$7,833,652

Adjustments to reconcile net increase in net assets to net cash used in operating activities:
Purchases of investments securities	(254,453,458)
Proceeds from disposition of long-term investments securities	257,510,314
Purchases to cover short sales	(142,434,847)
Proceeds from short sales	146,725,105
Net cost of purchased options	(1,885,370)
Proceeds from written options	3,069,868
Cost of closed and exercised options	(3,030,887)
Net amortization/(accretion) of premium/(discount)	717
Net realized gain on investments and investments sold short	(6,158,366)
Net change in unrealized appreciation on investments, investments sold short and written options	(4,159,180)
Increase in deposits with brokers for securities sold short	(8,450,135)
Decrease in foreign currency deposits held with prime broker for securities sold short and written options	653,410
Decrease in foreign currency due to prime broker for securities sold short and written options	(667,193)
Decrease in dividend and interest receivable	135
Increase in prepaid expenses and other assets	(4,691)
Increase in dividends payable on securities sold short	5,655
Increase in payable to investment advisor	4,743
Increase in accrued expenses	28,121

Net cash used in operating activities	(5,412,407)

CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in due to prime broker payable	7,613,049
Net proceeds from capital share transactions	4,384,442
Distributions paid from realized capital gains	(56,013)

Net cash provided by financing activities	11,941,478

Net increase in cash and foreign currency	6,529,071

CASH:
Cash and foreign currency at beginning of the period	26,271,072

Cash and foreign currency at end of the period	$32,800,143

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense	$417,809

The accompanying notes are an integral part of the financial statements.

S1 FUND

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	I SHARES
	FOR THE YEAR ENDED AUGUST 31, 2014	FOR THE YEAR ENDED AUGUST 31, 2013	FOR THE YEAR ENDED AUGUST 31, 2012	FOR THE PERIOD ENDED AUGUST 31, 2011(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$ 10.39	$ 10.06	$ 9.96	$ 10.00
Net investment loss(2)	(0.36)	(0.29)	(0.32)	(0.29)
Net realized and unrealized gain from investments	1.28	0.64	0.42	0.25	(3)
Total from operations	0.92	0.35	0.10	(0.04)
Dividends and distributions to shareholders from:
Net realized gains	(0.32)	(0.02)	—	—
Total dividends and distributions to shareholders	(0.32)	(0.02)	—	—
Net asset value, end of period	$ 10.99	$ 10.39	$ 10.06	$ 9.96
Total investment return(4)	8.90%	3.52%	1.00%	(0.40)	%(5)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$97,140	$84,799	$64,289	$51,234
Ratio of expenses to average net assets with waivers and reimbursements (including dividend and interest expense)	4.19%	4.43%	4.42%	4.06	%(6)
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.95%	2.95%	2.95%	2.95	%(6)
Ratio of expenses to average net assets without waivers and reimbursements (including dividend and interest expense)	4.68%	4.81%	5.24%	6.39	%(6)
Ratio of net investment loss to average net assets	(3.31)%	(2.76)%	(3.24)%	(3.16)	%(6)
Portfolio turnover rate	328.09%	310.41%	249.27%	440.88	%(5)

(1)	The Fund commenced investment operations on September 30, 2010.
(2)	Calculated based on average shares outstanding for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the S1 Fund (the “Fund”), which commenced investment operations on September 30, 2010. The Fund offers two classes of shares, I Shares and R Shares. As of August 31, 2014, Class R Shares have not been issued.

    RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

    PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

    FAIR VALUE MEASUREMENTS — The inputs and valuations techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

    • Level 1 – quoted prices in active markets for identical securities;

    • Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

    • Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

    The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

    The following is a summary of the inputs used, as of August 31, 2014, in valuing the Fund’s investments carried at fair value:

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2014	PRICE	INPUTS	INPUTS
Common Stocks
Consumer Discretionary	$22,198,407	$22,198,407	$—	$—
Consumer Staples	824,615	449,037	375,578	—
Energy	821,079	397,224	423,855	—
Financials	10,152,242	8,870,321	1,281,921	—
Health Care	572,097	352,940	219,157	—
Industrials	8,363,401	6,764,108	1,599,293	—
Information Technology	24,770,816	22,780,947	1,989,869	—
Materials	5,140,019	4,618,012	522,007	—
Real Estate Investment Trusts	7,178,769	6,515,774	662,995	—
Telecommunication Services	753,162	753,162	—	—
Exchange Traded Funds	1,718,824	1,718,824	—	—
Foreign Government Note	9,421	—	9,421	—
U.S. Treasury Note	103,691	—	103,691	—
Asset Derivatives
Equity Contracts	867,057	867,057	—	—

Total Assets	$83,473,600	$76,285,813	$7,187,787	$—

			LEVEL 2	LEVEL 3
	TOTAL FAIR	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERVABLE
	AUGUST 31, 2014	PRICE	INPUTS	INPUTS
Common Stocks Sold Short
Consumer Discretionary	$(8,459,528)	$(7,791,366)	$(668,162)	$—
Consumer Staples	(501,110)	(320,505)	(180,605)	—
Financials	(2,996,730)	(2,996,730)	—	—
Health Care	(1,512,738)	(1,512,738)	—	—
Industrials	(1,388,784)	(1,388,784)	—	—
Information Technology	(18,115,354)	(17,745,809)	(369,545)	—
Real Estate Investment Trusts	(7,115,250)	(7,115,250)	—	—
Telecommunication Services	(1,826,796)	(1,161,724)	(665,072)	—
Utilities	(355,460)	(355,460)	—	—
Exchange Traded Funds	(2,677,733)	(2,677,733)	—	—
Liability Derivatives
Equity Contracts	(418,387)	(418,387)	—	—

Total Liabilities	$(45,367,870)	$(43,484,486)	$(1,883,384)	$—

    At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

    Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

    For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

    For the fiscal year ended August 31, 2014, the Fund had no significant transfers between levels 1, 2 and 3.

    DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

    The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of August 31, 2014.

    The following table lists the fair values of the Fund’s derivative holdings as of August 31, 2014 grouped by contract type and risk exposure category.

	BALANCE SHEET	EQUITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	TOTAL
Asset Derivatives
Purchased Options	Investments, at value	$ 867,057	$ 867,057
Total Value - Assets		$ 867,057	$ 867,057
Liability Derivatives
Written Options	Options written, at value	$ (418,387)	$ (418,387)
Total Value - Liabilities		$ (418,387)	$ (418,387)

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

    The following table lists the amounts of realized gains or losses included in net increase in net assets resulting from operations for the fiscal year ended August 31, 2014, grouped by contract type and risk exposure.

	INCOME STATEMENT	EQUITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	TOTAL
	Realized Gain (Loss)
Purchased Options	Net realized gain (loss) from Investments	$(1,588,269)	$ (1,588,269)
Written Options	Net realized gain (loss) from Written Options	472,472	472,472
Total Realized Gain (Loss)		$(1,115,797)	$ (1,115,797)

    The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the fiscal year ended August 31, 2014, grouped by contract type and risk exposure.

	INCOME STATEMENT	EQUITY
DERIVATIVE TYPE	LOCATION	CONTRACTS	TOTAL
Change in appreciation (depreciation)
Purchased Options	Net change in unrealized appreciation (depreciation) on Investments	$ (727,309)	$ (727,309)
Written Options	Net change in unrealized appreciation (depreciation) on Written Options	3,344	3,344
Total change in appreciation (depreciation)		$ (723,965)	$ (723,965)

    For the year ended August 31, 2014, the Fund’s average volume of derivatives is as follows:

PURCHASED	WRITTEN
OPTIONS	OPTIONS
(COST)	(PROCEEDS)
$851,603	$289,014

    USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

    INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

    U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

    FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date.

    The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investment securities in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

    CURRENCY RISK — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund holdings in foreign securities.

    FOREIGN SECURITIES — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

    PURCHASED OPTIONS — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund purchases option contracts. This transaction is used to hedge against changes in interest rates, foreign exchange rates and values of equities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

    OPTIONS WRITTEN — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid. As of August 31, 2014, all of the Fund’s written options are exchange-traded options.

As of August 31, 2014, the Fund had options written valued at ($418,387).

The Fund had transactions in options written during the fiscal year ended August 31, 2014 as follows:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Options outstanding at
August 31, 2013	3,670	$343,283
Options written	38,448	3,069,868
Options closed	(29,964)	(2,837,804)
Options expired	(6,828)	(193,083)
Options exercised	—	—

Options outstanding at August 31, 2014	5,326	$382,264

SHORT SALES — When the investment adviser or a sub-adviser believes that a security is overvalued, the Fund may sell the security short by borrowing the same security from a broker or other institution and selling the security. The Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund buys and replaces such borrowed security. The Fund will realize a gain if there is a decline in price of the security between those dates where the decline in price exceeds the costs of borrowing the security and other transaction costs. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. Although the Fund’s gain is limited to the amount at which it sold a security short, its potential loss is unlimited. Until the Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral, will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, the Fund may not receive any payments (including interest) on collateral deposited with them.

In accordance with the terms of its prime brokerage agreements, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or interest expense. For the fiscal year ended August 31, 2014, the Fund had net charges of $271,605 on borrowed securities. Such amounts are included in prime broker interest expense on the Statement of Operations.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

As of August 31, 2014, the Fund had securities sold short valued at $44,949,483 for which securities of $34,199,383 and cash deposits of $37,346,044 were pledged as collateral for securities sold short and written options. In accordance with the Special Custody and Pledge Agreement with Goldman Sachs & Co. (“Goldman Sachs”) (the Fund’s prime broker), the Fund may borrow from Goldman Sachs to the extent necessary to maintain required margin cash deposits on short positions. Interest on such borrowings is charged to the Fund based on the LIBOR rate plus an agreed upon spread.

The Fund utilized cash borrowings from Goldman Sachs to meet required margin cash deposits as follows during the fiscal year ended August 31, 2014:

DAYS	AVERAGE DAILY		WEIGHTED AVERAGE
UTILIZED	BORROWINGS		INTEREST RATE
365	CAD	1,835,898	1.55%
336	EUR	1,256,327	0.64%
365	GBP	1,834,763	0.98%
17	HKD	158,068	0.66%
365	JPY	95,733,993	0.63%
238	MXN	2,063,329	4.13%
365	USD	10,850,274	0.63%

As of August 31, 2014, the Fund had borrowings of $13,867,231. Interest expense on cash borrowings for the fiscal year ended August 31, 2014 totaled $146,758.

FUTURES CONTRACTS — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives. The Fund may use futures contracts for hedging or speculative purposes consistent with its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss. During the year ended August 31, 2014, the Fund did not enter into any futures contracts.

FORWARD FOREIGN CURRENCY CONTRACTS — In the normal course of pursuing its investment objectives, the Fund is subject to foreign investment and currency risk. The Fund may enter into forward foreign currency contracts (“forward contracts”) for purposes of hedging, duration management, as a substitute for securities, to increase returns, for currency hedging or risk management, or to otherwise help achieve the Fund’s investment goal. These contracts are marked-to-market daily at the applicable translation rates. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. During the year ended August 31, 2014, the Fund did not enter into any forward contracts.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

    CASH AND CASH EQUIVALENTS — The Fund considers liquid assets deposited into bank demand deposit accounts to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expense or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

    OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. INVESTMENT ADVISER AND OTHER SERVICES

    Simple Alternatives, LLC (“Simple Alternatives” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 2.75% of the Fund’s average daily net assets.

    The Adviser has contractually agreed to forgo all or a portion of its advisory fee and/or reimburse expenses in a aggregate amount equal to the amount by which the total annual Fund operating expenses (other than acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, litigation, extraordinary items, interest or taxes) exceed 2.95% of the average daily net assets of the Fund’s I Shares and 3.20% of the average daily net assets of the Fund’s R Shares, respectively. This contractual limitation is in effect until at least December 31, 2014 and may not be terminated prior to December 31, 2014 without approval by the Company’s Board of Directors. If at any time during the first three years the Fund’s Advisory Agreement with the Adviser is in effect, the Fund’s total annual Fund operating expenses for that year are less than 2.95% or 3.20%, as applicable, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period if such reimbursement by the Fund does not cause the Fund to exceed existing expense limitations. For the fiscal year ended August 31, 2014, investment advisory fees accrued and waived were $2,390,704 and $425,749, respectively. At August 31, 2014, the amount of potential recovery by the Adviser was as follows:

	EXPIRATION
2015	2016	2017
$472,047	$288,049	$425,749

    Simple Alternatives has currently retained the services of Roaring Blue Lion Capital Management, LLC; Courage Capital Management, LLC; Garelick Capital Partners, L.P.; Maerisland Capital, LLC; Sonica Capital LLC; and Starwood Real Estate Securities, LLC as sub-advisers (each a “Sub-Adviser”) of the Fund. Pursuant to sub-advisory agreements between the Adviser and each Sub-Adviser, each Sub-Adviser manages the investment and reinvestment of the portion of the Fund’s portfolio allocated to it by the Adviser. The Fund is not required to invest with any minimum number of Sub-Advisers, and does not have minimum or maximum limitations with respect to allocations of assets to any Sub-Adviser. The Sub-Advisers are compensated by the Adviser and not by the Fund.

    BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

    Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB.

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONTINUED)

    In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agency services, BNY Mellon is entitled to receive a monthly fee and out of pocket expenses.

    The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee subject to certain minimum monthly and out of pocket expenses.

    Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. DIRECTOR COMPENSATION

    The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Directors by the Fund during the fiscal year ended August 31, 2014 was $10,292. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

4. INVESTMENT IN SECURITIES

    For the fiscal year ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	PURCHASES	SALES
Investments in Non- U.S. Government Securities	$255,360,435	$258,297,634

5. FEDERAL INCOME TAX INFORMATION

    The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

    As of August 31, 2014, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

			NET
FEDERAL TAX	UNREALIZED	UNREALIZED	UNREALIZED
COST	APPRECIATION	DEPRECIATION	APPRECIATION
$73,978,992	$12,453,295	$(2,958,687)	$9,494,608

    Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

    The following permanent differences as of August 31, 2014, primarily attributable to foreign currency transactions, current year offset of net investment loss against short term capital gains, capitalized dividends on short sales, and passive foreign investment companies, were reclassified to the following accounts:

UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED	PAID-IN
INCOME	LOSS	CAPITAL
$2,702,276	$(2,702,276)	$—

S1 FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2014 (CONCLUDED)

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	UNREALIZED APPRECIATION	QUALIFIED LATE-YEAR LOSSES	OTHER TEMPORARY DIFFERENCES
$—	$4,053,329	$6,657,886	$(1,401,922)	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the two fiscal years ended August 31, 2014 and August 31, 2013 were as follows:

	Ordinary Income Dividend	Long-Term CapitalGain Dividend	Total
2014	$ —	$ 2,667,365	$2,667,365
2013	—	153,211	153,211

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2014.

For the fiscal year ended August 31, 2014, the Fund deferred to September 1, 2014, the following losses:

LATE-YEAR ORDINARY LOSS DEFERRAL	SHORT-TERM CAPITAL LOSS DEFERRAL	LONG-TERM CAPITAL LOSS DEFERRAL
$(1,401,922)	$—	$—

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre- enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2014, the Fund had no capital loss carryforwards.

6. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events.

S1 FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The RBB Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the S1 Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2014, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period September 30, 2010 (commencement of operations) to August 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the S1 Fund (one of the series constituting The RBB Fund, Inc.) at August 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended and for the period September 30, 2010 (commencement of operations) to August 31, 2011, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 29, 2014

S1 FUND

SHAREHOLDER TAX INFORMATION

(UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2014. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014. During the fiscal year ended August 31, 2014, the tax character of distributions paid was as follows:

LONG-TERM CAPITAL GAIN DIVIDENDS
$2,667,365

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

S1 FUND

OTHER INFORMATION

(UNAUDITED)

PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (866) 882-1226 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULES

The Company files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

ADVISORY AGREEMENT

As required by the 1940 Act, the Board of Directors (the “Board”) of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered (1) the approval of the continuation of the investment advisory agreement between Simple Alternatives, LLC and the Company on behalf of the Fund (the “Advisory Agreement”), (2) the approval of the continuation of investment sub-advisory agreements between Simple Alternatives and each of Roaring Blue Lion Capital Management, LLC, Courage Capital Management, LLC, Starwood Real Estate Securities, LLC, Maerisland Capital, LLC, Garelick Capital Partners, and Sonica Capital LLC (the “Sub-Advisers”) (the “Sub-Advisory Agreements”), at a meeting of the Board held on May 13, 2014 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement and the Sub-Advisory Agreements for an additional one-year term ending August 16, 2015. The Board’s decision to approve the Advisory Agreement and the Sub-Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangements. In approving the Advisory Agreement and the Sub-Advisory Agreements, the Board considered information provided by Simple Alternatives and each of the Sub-Advisers with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the approval of the Advisory Agreement between the Company and Simple Alternatives with respect to the Fund, and the approval of the Sub-Advisory Agreements between Simple Alternatives and each Sub-Adviser, the Directors took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of services provided to the Fund by Simple Alternatives and the Sub-Advisers; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Simple Alternatives, and the Sub-Advisers’ investment philosophies and processes; (iv) the Sub-Advisers’ assets under management and client descriptions; (v) Simple Alternatives’ and the Sub-Advisers’ soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Simple Alternatives’ and the Sub-Advisers’ advisory fee arrangements with the Company and other similarly managed clients; (vii) Simple Alternatives’ and the Sub-Advisers’ compliance procedures; (viii) Simple Alternatives’ and the Sub-Advisers’ financial information and insurance coverage; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper/Thompson Reuters (“Lipper”) comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Simple Alternatives and each Sub-Adviser. The Directors concluded that Simple Alternatives and each Sub-Adviser had substantial resources to provide services to the Fund.

S1 FUND

OTHER INFORMATION

(UNAUDITED)

The Directors also considered the investment performance of the Fund. Information on the Fund’s investment performance was provided for the one-, two-, and three-year periods ended March, 2014, the quarter ended March 31, 2014 and since inception. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors also considered the Fund’s investment performance as compared to peer funds, noting that the investment performance of the Fund was in the top quintile as compared to its Lipper peer group and Lipper universe for the one-, two-, and three-year periods ended February 28, 2014.

The Board also considered the advisory fee rate payable by the Fund under the Advisory Agreement, as discussed during the presentation made by Simple Alternatives. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees, after waivers, of the Fund were higher than the Lipper peer group median, but noted the rationale provided by Simple Alternatives for the higher fee rate, such as the expense involved with managing a multi-manager product. In addition, the Directors noted that Simple Alternatives had contractually agreed to waive management fees and reimburse expenses to limit total annual operating expenses to agreed upon levels for the Fund through December 31, 2014 to limit total annual operating expenses to agreed upon levels for the Fund. The Directors also considered the sub-advisory fees payable to each Sub-Adviser under the Sub-Advisory Agreements. In this regard, the Directors noted that the fees for each Sub-Adviser were payable by Simple Alternatives.

After reviewing the information regarding Simple Alternatives’ and the Sub-Advisers’ costs, profitability and economies of scale, and after considering the services to be provided by Simple Alternatives and each Sub-Adviser, the Directors concluded that the investment advisory fees to be paid by the Fund to Simple Alternatives and to be paid by Simple Alternatives to each Sub-Adviser were fair and reasonable and that the Advisory Agreement and Sub-Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2015.

S1 FUND

COMPANY MANAGEMENT

(UNAUDITED)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (866) 882-1226\

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

DISINTERESTED DIRECTORS

Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommu- nications companies).

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None

Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).

Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

S1 FUND

COMPANY MANAGEMENT (CONTINUED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INTERESTED DIRECTORS [2]

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None

S1 FUND

COMPANY MANAGEMENT (CONCLUDED)

(UNAUDITED)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of EIP Growth and Income Fund since 2005.	N/A	N/A

Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial Services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A

Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

1Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved a waiver of the policy with respect to Messrs. Brodsky, Carnall and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

S1 FUND

PRIVACY NOTICE

(UNAUDITED)

S1 FUND

FACTS	WHAT DOES THE S1 FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

—Social Security number

—account balances

—account transactions

—transaction history

—wire transfer instructions

—checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the S1 Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the S1 Fund Share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-882-1226 or go to www.S1FUND.com

S1 FUND

PRIVACY NOTICE

(UNAUDITED)

What we do
How does the S1 Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the S1 Fund collect my personal information?

We collect your personal information, for example, when you

—  open an account

—  provide account information

—  give us your contact information

—  make a wire transfer

—  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

—  sharing for affiliates’ everyday business purposes — information about your creditworthiness

—  affiliates from using your information to market to you

—  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

—  Our affiliates include S1 Fund’s investment adviser, Simple Alternatives, LLC, and each sub-adviser.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. — The S1 Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. — The S1 Fund does not jointly market.

Investment Adviser

Simple Alternatives, LLC

90 Grove Street

Suite 205

Ridgefield, CT 06877

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

The Schneider Funds

of the RBB Fund, Inc.

Schneider Small Cap Value Fund

Schneider Value Fund

ANNUAL REPORT August 31, 2014

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Funds.

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

Fellow Shareholder:

This annual report for the Schneider Funds covers the fiscal year ended August 31, 2014.

U.S. equities registered very positive returns during the period as the U.S. economy continued to improve. Corporate earnings have risen and margins have expanded, the unemployment picture brightened and interest rates remained low. The Russell 3000 Index rose 24.7% while the yield on the key 10-year Treasury note remained below 3.0%.

Investor optimism was boosted in late 2013 as the Federal Reserve finally announced the specifics of the plan to end its ongoing quantitative easing program. The removal of the uncertainty surrounding the magnitude and timing of the wind-down provided a positive lift for equity investors, while the initial reaction from the bond market was negative and interest rates rose through year-end.

As we entered 2014, the equity and fixed income investors enjoyed positive performance as the markets generally ignored the increasing geopolitical risks and focused more on domestic economic issues. Indications that the U.S. economy is healing (i.e., the surge in new auto sales, higher consumer confidence and the elevated level of manufacturing activity) were reasons for investor optimism.

Overall, the U.S. equity market appears fairly valued. Stocks have traded in narrow ranges and most have met analysts’ expectations. There also has been a strong flow of funds towards Exchange Traded Funds and traditional index vehicles, which has decreased the level of liquidity in the market and has helped dampen volatility.

While the U.S. economy is slowly healing after a sluggish five-year recovery, the same cannot be said for most of the rest of the world. Europe is experiencing very slow growth. Germany is the only economy showing any strength and countries such as France, Spain and Portugal are all struggling to eke out at best 1.0% growth, although the painful shrinkage in bank loans appears to be over. While there is economic hope in Italy, where the Prime Minister is embarking on a pro-business agenda, the Japanese economy is struggling as domestic consumption has contracted in the face of higher sales taxes and an orchestrated devaluing of the yen has not helped boost exports as much as hoped.

China remains a key pivot point for global economic growth, and it continues to wrestle with a housing market experiencing dramatic overbuilding, unaffordable pricing and questionable non-bank financings. China’s economic growth still exceeds that of almost all other countries, but challenges remain as it continues its metamorphosis from a capital investment-driven economy to a consumer-driven economy. India looks poised to take over the Asian mantle of growth from China with Indian Prime Minister Narendra Modi shedding the over-regulatory shackles from which the country historically suffers.

Geo-political issues have come to the forefront and are a growing influence in many markets, especially energy. Whether it is the potential destabilization of the world oil markets by the uprisings in the Middle East, or the reliance of Western Europe on Russian natural gas exports (delivered through Ukraine), energy has a renewed global focus and the level of uncertainty around it has escalated. Also, with the dramatic emergence of ISIS in major parts of Syria and Iraq, Russia’s invasion of the Ukraine, governmental stability issues in Venezuela, Nigeria, and Libya, and the Iranian quest for nuclear weapons, the global energy supply, especially oil and natural gas, appears particularly vulnerable.

With improving business fundamentals, as well as the attractive valuations that our companies possess, we continue to have elevated upside expectations for our holdings. We are well positioned for positive market performance as economic growth continues and the discounted earnings potential and valuations of the stocks we own are recognized.

We appreciate your support and the confidence you have placed in us.

Arnold C. Schneider III, CFA

Portfolio Manager

Schneider Capital Management

1

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report (Continued)

August 31, 2014

(Unaudited)

Schneider Small Cap Value Fund Annual Letter (as of 8/31/14)

The Small Cap Value Fund posted a return of 12.59% during the fiscal year ended August 31, 2014 and was below the return of its benchmark, the Russell 2000® Value Index. Security selection in the Financial Services and Producer Durables sectors were positive contributors to returns, while the overweight position and security selection in the coal industry and Technology sector detracted from performance.

In the Financial Services sector, regional and community banks are continuing to capitalize on the acceleration of the economic recovery. Lending activity has broadened to once cautious smaller-sized businesses, which are now investing in new plant and equipment, while consumer borrowings are rebounding after years of stagnation. While low interest rates have kept pressure on net interest margins (what banks can earn on their investments over and above what they must pay depositors), balance sheet expansion and cost-cutting initiatives have enabled banks to generate positive operating leverage. In addition, many of the extraordinary credit related expenses of recent years related to the residential mortgage and home equity loan markets are beginning to abate which will further bolster banks’ financial stability.

As interest rates eventually begin to rise, asset-sensitive banks should experience a significant improvement in their net interest income which will accelerate their earnings growth. There is also a growing trend of merger and acquisitions amongst smaller banks with the resulting combined organizations being better equipped to deal with increased compliance expenses. We believe that the overall improved health of the banks will soon allow them to return more capital to shareholders via increased dividends and/or share repurchases.

The domestic energy market continues its renaissance, helping reduce energy costs and providing a competitive advantage for U.S. manufacturing. The boom in production from fracking has driven natural gas prices lower, while the related success in the search for liquid oils has lessened our reliance on Middle East imports and reduced the volatility in oil prices. However, the robust natural gas and oil production levels have had a dampening effect on coal demand. Many utilities that normally would have committed to replenishing their coal inventories for the balance of 2014 and part of 2015 by now have elected to delay these decisions; instead they have relied on natural gas to meet any short-term spikes in demand. In addition, the vastly cooler-than-normal summer in the East and Upper Midwest has lessened energy demand, and rail delivery issues concerning Powder River Basin (PRB) coal have also conspired to further mute coal demand.

The reduced inventory of coal, coupled with average inventory levels for natural gas, would normally help support coal prices; however, the weather and other factors have truncated overall energy demand, including natural gas, and have helped suppress energy prices. The winter heating season is much more important than summer regarding the impact on pricing and demand, and with the expectations that the PRB rail issues will be resolved in the near future and the continuation of the economic recovery, the supportive fundamentals of the coal industry should lead to higher demand and improved pricing for coal.

2

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2014 (Unaudited)

Comparison of Change in Value of $20,000 Invested in

Schneider Small Cap Value Fund vs. Russell 2000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 2, 1998 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

Total Returns for the Periods Ended August 31, 2014
	Average Annual
	One Year	Five Years	Ten Years	Since Inception*
Schneider Small Cap Value	12.59%	14.09%	6.76%	14.74%
Russell 2000® Value Index	18.10%	15.74%	8.43%	10.10%
* Inception date 9/2/98

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management Company, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2014, to the extent that total annual Fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 1.15%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.50% and 1.15%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than one year are subject to a 1.75% redemption fee.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

3

THE SCHNEIDER FUNDS

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

Schneider Value Fund Annual Letter (as of 8/31/14)

The Schneider Value Fund posted a return of 22.83% during the fiscal year ended August 31, 2014 and was roughly in line with the return of its benchmark index, the Russell 1000® Value Index. Security selection in the hotel industry and the oil services industry were positive contributors to returns, while the overweight position and security selection in the coal industry and our underweight exposure to the Technology sector detracted from performance.

The housing move-up market continues to show strength but the first-time buyer market has stalled. Millennials, key participants in the first-time segment, have been negatively impacted by a lack of mortgage availability, under-employment and high student loan balances, all of which contributed to a multi-year period of much lower-than-normal new household formations. Prospectively, an improving job market, as well as potentially easier access to mortgage financing, will stimulate the first-time buyer market and further support the housing recovery.

The large money center banks recorded a strong first quarter of 2014, but sold off in the second quarter in reaction to weaker trading income and litigation costs. Regulators have significantly increased capital requirements for large banks who have responded by shedding assets and exiting businesses where they could not earn an adequate return. They have also been laser focused on expense management to help weather a challenging revenue environment, especially in their mortgage and trading businesses.

The money center banks often trade more on sentiment than fundamentals. As they continue to improve their expense management, rationalize their various business lines and see a decline in litigation costs, investors may come to appreciate the full value of these entities. In addition, when the Federal Reserve raises rates (mid year 2015 is the bond market’s expectation), banks’ profitability should dramatically improve as their net interest income increases.

In addition to our material positions in energy (coal and natural gas), banking and homebuilders, we have also found attractive opportunities in the hotel industry. Years of limited new construction in the U.S. and a strong recovery in travel for both business and leisure has pushed occupancy rates back to prior peak levels. Hotels, especially those in major urban locations, are now in the enviable position of being able to raise prices, all the while experiencing high occupancy rates. We believe that this supply/demand imbalance will not be cured in the short term, and we remain optimistic on the outlook for the industry.

4

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2014 (Unaudited)

Comparison of Change in Value of $20,000 Investment in

Schneider Value Fund vs. Russell 1000® Value Index

The chart assumes a hypothetical $20,000 minimum initial investment in the Fund made on September 30, 2002 and reflects Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the Russell 2000® Value Index is unmanaged, does not incur sales charges and/or expenses and is not available for investment.

Total Returns for the Periods Ended August 31, 2014
	Average Annual
	One Year	Five Years	Ten Years	Since Inception*
Schneider Value	22.83%	11.52%	4.35%	9.39%
Russell 1000® Value Index	24.43%	16.62%	8.23%	10.41%
* Inception date 9/30/02

The performance data quoted represents past performance. Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Schneider Capital Management Company, the Fund’s investment adviser, has contractually agreed to waive management fees and/or reimburse expenses through December 31, 2014, to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes) exceed 0.90%. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver or reimbursement of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. For performance data current to the most recent month-end, please call 1-888-520-3277. The Fund’s gross and net annual operating expenses, as stated in the current prospectus, are 1.55% and 0.90%, respectively. Shares of the Fund not purchased through reinvested dividends or capital gains and held less than 90 days are subject to a 1.00% redemption fee.

Value investing involves the risk that the Fund’s investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated.

5

THE SCHNEIDER FUNDS

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund(s) and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six months from March 1, 2014 through August 31, 2014, and held for the entire period.

Actual Expenses

The first line of the accompanying tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Schneider Small Cap Value Fund
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$962.30	$5.69
Hypothetical (5% return before expenses)	1,000.00	1,019.41	5.85

	Schneider Value Fund
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$1,052.20	$4.66
Hypothetical (5% return before expenses)	1,000.00	1,020.67	4.58

*	Expenses are equal to an annualized six-month expense ratio of 1.15% for the Schneider Small Cap Value Fund and 0.90% for the Schneider Value Fund, which includes waived fees or reimbursed expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the one-half year period. The Fund’s ending account values on the first line in each table are based on the actual six-month total return for each Fund of -3.77% for the Schneider Small Cap Value Fund and 5.22% for the Schneider Value Fund.

6

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio Holdings Summary Table

August 31, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Savings & Loans	11.0%	$6,715,878
Coal	8.5	5,210,298
Commercial Services	8.4	5,129,314
Telecommunications	7.5	4,599,519
Home Builders	6.9	4,250,553
Oil & Gas	6.3	3,877,653
Banks	6.3	3,830,479
Industrial	4.8	2,915,309
Healthcare — Services	4.2	2,560,913
Real Estate Investment Trusts	4.1	2,532,541
Mining	3.4	2,071,997
Semiconductors	3.2	1,967,549
Retail	3.0	1,835,061
Insurance	2.3	1,420,575
Software	2.0	1,248,097
Miscellaneous Manfacturing	1.6	960,711
Machinery — Diversified	1.5	944,853
Electronics	1.5	900,902
Internet	1.4	855,730
Metals Fabricating	1.4	839,409
Healthcare — Products	1.3	805,159
Apparel	0.9	533,037
Real Estate	0.3	208,400
Diversified Financial Services	0.0	5,196
Securities Lending Collateral	13.5	8,236,347
Corporate Bonds	2.6	1,618,774
Exchange Traded Fund	0.5	304,667
Liabilities In Excess Of Other Assets	(8.4)	(5,138,863)

NET ASSETS	100.0%	$61,240,058

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

7

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Portfolio Holdings Summary Table

August 31, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund:

	% of Net Assets	Value
Common Stocks:
Banks	26.1%	$9,323,252
Oil & Gas	15.5	5,533,449
Insurance	13.7	4,878,569
Coal	9.0	3,227,028
Home Builders	8.5	3,054,222
Lodging	5.8	2,087,899
Leisure Time	3.6	1,286,405
Real Estate Investment Trusts	2.4	873,304
IT Services	1.3	464,088
Aircraft	1.3	448,775
Office Products	1.3	447,191
Commercial Services	1.2	421,160
Mining	0.6	220,083
Aerospace & Defense	0.6	218,096
Automobile Manufacturers	0.5	171,053
Electric	0.4	154,422
Securities Lending Collateral	2.7	979,230
Exchange Traded Fund	0.2	71,848
Assets In Excess Of Other Liabilities	5.3	1,895,579

NET ASSETS	100.0%	$35,755,653

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

8

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments

August 31, 2014

	Shares	Value
COMMON STOCKS — 91.8%
Apparel — 0.9%
Barry (R.G.) Corp.	28,099	$533,037

Banks — 6.3%
Dundee Corp., Class A *	8,545	148,010
First Horizon National Corp.	200,238	2,434,894
First United Corp. *	100	841
Intervest Bancshares Corp.	31,040	297,363
MainSource Financial Group, Inc.	55,036	949,371

		3,830,479

Coal — 8.5%
Arch Coal, Inc. (a)	884,409	2,697,447
Peabody Energy Corp.	158,240	2,512,851

		5,210,298

Commercial Services — 8.4%
Aegean Marine Petroleum Network, Inc. (a)	197,208	1,991,801
Ardmore Shipping Corp. (a)	90,249	1,181,359
Baltic Trading, Ltd. (a)	23,225	136,331
Hudson Global Inc. *	218,698	844,174
Insperity, Inc.	11,151	329,066
Stolt-Nielsen, Ltd.	29,687	646,583

		5,129,314

Diversified Financial Services — 0.0%
NorthStar Asset Management Group, Inc. *	281	5,196

Electronics — 1.5%
Kemet Corp. *	155,849	785,479
Pulse Electronics Corp. *	54,189	115,423

		900,902

Healthcare - Products — 1.3%
Orthofix International NV *	23,744	805,159

Healthcare - Services — 4.2%
Five Star Quality Care, Inc. *	551,921	2,560,913

Home Builders — 6.9%
LGI Homes, Inc. *	8,228	157,319
Meritage Homes Corp. *	21,539	888,915
Taylor Morrison Home Corp., Class A *	161,508	3,204,319

		4,250,553

Industrial — 4.8%
FreightCar America, Inc.	97,862	2,915,309

Insurance — 2.3%
Assured Guaranty, Ltd.	22,650	546,998
First American Financial Corp.	30,814	873,577

		1,420,575

	Shares	Value
Internet — 1.4%
ModusLink Global Solutions, Inc. * (a)	209,225	$855,730

Machinery - Diversified — 1.5%
Intevac, Inc. *	132,518	944,853

Metals Fabricating — 1.4%
AM Castle & Co. *	85,654	839,409

Mining — 3.4%
Alumina Ltd. SP ADR *	114,192	656,147
Cameco Corp.	12,250	239,733
Thompson Creek Metals Co., Inc. *	409,797	1,176,117

		2,071,997

Miscellaneous Manfacturing — 1.6%
Orbotech, Ltd. *	59,230	960,711

Oil & Gas — 6.3%
Swift Energy Co. * (a)	202,530	2,298,716
Willbros Group, Inc. *	144,327	1,578,937

		3,877,653

Real Estate — 0.3%
Forestar Group, Inc. *	10,420	208,400

Real Estate Investment Trusts — 4.1%
Piedmont Office Realty Trust, Inc. (a)	38,855	757,284
Redwood Trust, Inc. (a)	23,075	446,963
Rexford Industrial Realty, Inc.	44,941	662,430
Sunstone Hotel Investors, Inc.	45,701	665,864

		2,532,541

Retail — 3.0%
Office Depot, Inc. *	290,677	1,488,266
Wet Seal Inc./The Class A *	339,995	346,795

		1,835,061

Savings & Loans — 11.0%
Flagstar Bancorp, Inc. *	221,750	3,865,103
HomeStreet, Inc.	121,376	2,207,829
Pulaski Financial Corp.	55,957	642,946

		6,715,878

Semiconductors — 3.2%
Alpha & Omega Semiconductor, Ltd. *	23,109	213,065
Axcelis Technologies, Inc. *	759,606	1,534,404
SunEdison Semiconductor Ltd. *	13,100	220,080

		1,967,549

Software — 2.0%
Avid Technology, Inc. *	53,483	451,931
Take-Two Interactive Software, Inc. *	33,865	796,166

		1,248,097

The accompanying notes are an integral part of the financial statements.

9

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Portfolio of Investments (Concluded)

August 31, 2014

	Shares	Value
Telecommunications — 7.5%
Aviat Networks, Inc. *	1,517,809	$2,382,960
Comverse, Inc. *	73,238	1,808,246
UTStarcom Holdings Corp. *	132,140	408,313

		4,599,519

TOTAL COMMON STOCKS (Cost $46,748,911)		56,219,133

	Par (000)
CORPORATE BONDS — 2.6%
LandAmerica Financial Group, Inc. CONV ‡ 0.00%, 05/15/34	$33	8,068
Northstar Realty Finance Corp. CONV 3.00%, 09/30/14	998	998,099
RAIT Financial Trust CONV 7.00%, 04/01/31	463	612,607

TOTAL CORPORATE BONDS (Cost $1,461,099)		1,618,774

	Shares
EXCHANGE TRADED FUND — 0.5%
Finance — 0.5%
iShares Russell 2000 Value Index Fund	3,030	304,667

TOTAL EXCHANGE TRADED FUND (Cost $291,588)		304,667

	Shares	Value
SECURITIES LENDING COLLATERAL — 13.5%
BlackRock Liquidity TempFund, Institutional Shares	8,236,347	$8,236,347

TOTAL SECURITIES LENDING COLLATERAL (Cost $8,236,347)		8,236,347

TOTAL INVESTMENTS — 108.4% (Cost $56,737,945)		66,378,921

LIABILITIES IN EXCESS OF OTHER ASSETS — (8.4)%		(5,138,863)

NET ASSETS — 100.0%		$61,240,058

*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2014, the market value of securities on loan was $7,902,848.
‡	Holding in default resolution. Value has been determined in good faith by or under the direction of The RBB Fund, Inc’s Board of Directors to be the estimated value of the future payouts under the default resolution. As of August 31, 2014, this holding amounted to $8,068 or 0.0% of net assets and is deemed illiquid by the Adviser pursuant to the Fund’s policies and procedures.
CONV	Convertible

The accompanying notes are an integral part of the financial statements.

10

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Portfolio of Investments

August 31, 2014

	Shares	Value

COMMON STOCKS — 91.8%
Aerospace & Defense — 0.6%
Boeing Co. (The)	1,720	$218,096

Aircraft — 1.3%
Bombardier, Inc., Class B	132,382	448,775

Automobile Manufacturers — 0.5%
Navistar International Corp. *	4,536	171,053

Banks — 26.1%
Bank of America Corp.	116,993	1,882,417
Barclays PLC, SP ADR	37,461	561,915
Citigroup, Inc.	38,439	1,985,374
Huntington Bancshares, Inc.	15,469	152,292
JPMorgan Chase & Co.	24,835	1,476,441
KeyCorp	6,482	88,220
Regions Financial Corp.	60,365	612,705
SunTrust Banks, Inc.	67,329	2,563,888

		9,323,252

Coal — 9.0%
Arch Coal, Inc. (a)	319,307	973,886
Consol Energy, Inc.	17,249	694,790
Peabody Energy Corp. (a)	98,133	1,558,352

		3,227,028

Commercial Services — 1.2%
Aegean Marine Petroleum Network, Inc.	41,699	421,160

Electric — 0.4%
FirstEnergy Corp.	4,510	154,422

Home Builders — 8.5%
Lennar Corp., Class A	29,365	1,150,521
Taylor Morrison Home Corp., Class A *	13,310	264,070
Toll Brothers, Inc. *	46,070	1,639,631

		3,054,222

Insurance — 13.7%
Allstate Corp., (The)	15,366	944,855
American International Group, Inc.	23,510	1,317,971
Assured Guaranty, Ltd.	37,223	898,936
First American Financial Corp.	15,286	433,358
Hartford Financial Services Group, Inc.	34,641	1,283,449

		4,878,569

It Services — 1.3%
Symantec Corp	19,114	464,088

Leisure Time — 3.6%
Carnival Corp.	33,960	1,286,405

	Shares	Value

Lodging — 5.8%
Marriott International, Inc., Class A	30,085	$2,087,899

Mining — 0.6%
Alcoa, Inc.	13,250	220,083

Office Products — 1.3%
Office Depot, Inc. *	87,342	447,191

Oil & Gas — 15.5%
Chesapeake Energy Corp.	68,081	1,851,803
Devon Energy Corp.	12,765	962,736
Weatherford International PLC. *	109,098	2,584,532
WPX Energy, Inc. *	5,048	134,378

		5,533,449

Real Estate Investment Trusts — 2.4%
Columbia Property Trust, Inc.	9,731	249,795
NorthStar Realty Finance Corp.	33,685	623,509

		873,304

TOTAL COMMON STOCKS (Cost $23,669,501)		32,808,996

EXCHANGE TRADED FUND — 0.2%
Finance — 0.2%
iShares Russell 1000 Value Index Fund	700	71,848

TOTAL EXCHANGE TRADED FUND (Cost $61,126)		71,848

SECURITIES LENDING COLLATERAL — 2.7%
BlackRock Liquidity TempFund, Institutional Shares	979,230	979,230

TOTAL SECURITIES LENDING COLLATERAL (Cost $979,230)		979,230

TOTAL INVESTMENTS — 94.7% (Cost $24,709,857)		33,860,074

ASSETS IN EXCESS OF OTHER LIABILITIES — 5.3%		1,895,579

NET ASSETS — 100.0%		$35,755,653

*	Non-income producing.
(a)	All or a portion of the security is on loan. At August 31, 2014, market value of securities on loan was $932,295.
SP ADR	Sponsored American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

11

THE SCHNEIDER FUNDS

Statements of Assets & Liabilities

August 31, 2014

	Schneider Small Cap Value Fund	Schneider Value Fund

ASSETS
Investments, at value †^	$66,378,921	$33,860,074
Cash and cash equivalents	3,238,778	2,847,003
Receivables
Investments sold	197,392	31,570
Dividends and interest	49,362	57,214
Prepaid expenses and other assets	7,934	14,727

Total assets	69,872,387	36,810,588

LIABILITIES
Payables
Securities lending collateral	8,236,347	979,230
Investments purchased	183,101	919
Capital shares redeemed	100,000	—
Investment adviser	28,078	5,202
Other accrued expenses and liabilities	84,803	69,584

Total liabilities	8,632,329	1,054,935

Net Assets	$61,240,058	$35,755,653

NET ASSETS CONSIST OF
Par value	$3,037	$1,792
Paid-in capital	44,001,735	153,992,847
Undistributed/accumulated net investment income/(loss)	(7,188)	96,249
Accumulated net realized gain/(loss) from investments	7,601,498	(127,485,452)
Net unrealized appreciation on investments	9,640,976	9,150,217

Net Assets	$61,240,058	$35,755,653

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	3,037,339	1,791,751

Net asset value, offering and redemption price per share	$20.16	$19.96

† Investment in securities, at cost	$56,737,945	$24,709,857

^ Includes market value of securities on loan	$7,902,848	$932,295

The accompanying notes are an integral part of the financial statements.

12

THE SCHNEIDER FUNDS

Statements of Operations

For the Year Ended August 31, 2014

	Schneider Small Cap Value Fund	Schneider Value Fund
Investment Income
Dividends †	$303,257	$404,310
Securities Lending Income	89,863	16,898
Interest	83,341	261

Total investment income	476,461	421,469

Expenses
Advisory fees	674,892	251,779
Administration and accounting fees	125,977	116,384
Transfer agent fees	68,292	60,902
Professional fees	47,638	37,368
Custodian fees	43,782	24,934
Registration and filing fees	31,271	22,010
Directors’ and officers’ fees	22,420	20,768
Insurance fees	8,817	4,466
Printing and shareholder reporting fees	1,788	259
Other expenses	2,206	1,994

Total expenses before waivers and reimbursements	1,027,083	540,864
Less: waivers and reimbursements	(250,637)	(215,644)

Net expenses after waivers and reimbursements	776,446	325,220

Net investment income/(loss)	(299,985)	96,249

Net realized and unrealized gain/(loss) from investments
Net realized gain/(loss) from:
Investments	13,970,629	4,990,523
Net change in unrealized appreciation/(depreciation) on:
Investments	(5,113,247)	2,227,340

Net realized and unrealized gain on investments	8,857,382	7,217,863

Net increase in net assets resulting from operations	$8,557,397	$7,314,112

† Net of foreign withholding taxes of	$(520)	$(1,757)

The accompanying notes are an integral part of the financial statements.

13

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase/(decrease) in net assets from operations:
Net investment income/(loss)	$(299,985)	$270,584
Net realized gain from investments	13,970,629	11,809,927
Net change in unrealized appreciation/(depreciation) from investments	(5,113,247)	6,471,148

Net increase in net assets resulting from operations	8,557,397	18,551,659

Dividends and distributions to shareholders from:
Net realized capital gains	(10,779,654)	—

Net decrease in net assets from dividends and distributions to shareholders	(10,779,654)	—

Capital transactions:
Proceeds from shares sold	734,685	3,519,305
Reinvestment of distributions	9,110,476	—
Redemption fees *	14,213	13,608
Shares redeemed	(16,953,169)	(14,219,434)

Net decrease in net assets from capital share transactions	(7,093,795)	(10,686,521)

Total increase/(decrease) in net assets	(9,316,052)	7,865,138

Net assets:
Beginning of year	70,556,110	62,690,972

End of year	$61,240,058	$70,556,110

Undistributed/accumulated net investment loss, end of year	$(7,188)	$—

Share transactions:
Shares sold	35,697	176,906
Shares reinvested	466,248	—
Shares redeemed	(813,574)	(723,734)

Net decrease in shares outstanding	(311,629)	(546,828)

*	There is a 1.75% redemption fee on shares redeemed which have been held less than one year in the Schneider Small Cap Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

14

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
Increase in net assets from operations:
Net investment income	$96,249	$132,642
Net realized gain from investments	4,990,523	5,225,439
Net change in unrealized appreciation from investments	2,227,340	3,779,711

Net increase in net assets resulting from operations	7,314,112	9,137,792

Dividends and distributions to shareholders from:
Net investment income	(132,641)	(339,819)

Net decrease in net assets from dividends and distributions to shareholders	(132,641)	(339,819)

Capital transactions:
Proceeds from shares sold	165,688	425,034
Reinvestment of distributions	126,471	327,112
Redemption fees *	—	332
Shares redeemed	(5,590,418)	(19,397,005)

Net decrease in net assets from capital share transactions	(5,298,259)	(18,644,527)

Total increase/(decrease) in net assets	1,883,212	(9,846,554)

Net assets:
Beginning of year	33,872,441	43,718,995

End of year	$35,755,653	$33,872,441

Undistributed net investment income, end of year	$96,249	$132,641

Share transactions:
Shares sold	9,187	30,588
Shares reinvested	6,957	24,503
Shares redeemed	(300,652)	(1,401,380)

Net decrease in shares outstanding	(284,508)	(1,346,289)

*	There is a 1.00% redemption fee on shares redeemed which have been held less than 90 days in the Schneider Value Fund. The redemption fees are retained by the Fund for the benefit of the remaining shareholders and recorded as paid-in capital.

The accompanying notes are an integral part of the financial statements.

15

THE SCHNEIDER FUNDS

SCHNEIDER SMALL CAP VALUE FUND

Financial Highlights

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.07		$16.09	$13.70	$13.19	$12.34

Net investment income/(loss)	(0.09	)(1)	0.08 (1)	(0.11)	(0.06)	(0.11)
Net realized and unrealized gain on investments and foreign currency transactions	2.63		4.90	2.49	0.56	1.01

Net increase in net assets resulting from operations	2.54		4.98	2.38	0.50	0.90

Dividends and distributions to shareholders from:
Net investment income	—		—	—	—	(0.07)
Net realized gains	(3.45)		—	—	—	—

Total dividends and distributions to shareholders	(3.45)		—	—	—	(0.07)

Redemption fees	—	(2)	— (2)	0.01	0.01	0.02

Net asset value, end of year	$20.16		$21.07	$16.09	$13.70	$13.19

Total investment return(3)	12.59%		30.95%	17.45%	3.87%	7.48%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$61,240		$70,556	$62,691	$69,698	$73,243
Ratio of expenses to average net assets(4)	1.15%		1.15%	1.15%	1.15%	1.15%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.52%		1.50%	1.52%	1.40%	1.43%
Ratio of net investment income/(loss) to average net assets(4)	(0.44)%		0.38%	(0.64)%	(0.33)%	(0.65)%
Portfolio turnover rate	72.33%		63.87%	67.85%	59.18%	83.39%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

16

THE SCHNEIDER FUNDS

SCHNEIDER VALUE FUND

Financial Highlights

Contained below is per share operating performance data for a share outstanding during each period, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Years Ended August 31,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$16.31	$12.77	$12.50	$11.72	$12.14

Net investment income	0.05 (1)	0.10	0.10	0.07	0.08
Net realized and unrealized gain/(loss) from investments and foreign currency transactions	3.67	3.58	0.23	0.80	(0.23)

Net increase/(decrease) in net assets resulting from operations	3.72	3.68	0.33	0.87	(0.15)

Dividends and distributions to shareholders from:
Net investment income	(0.07)	(0.14)	(0.06)	(0.09)	(0.27)

Total dividends and distributions to shareholders	(0.07)	(0.14)	(0.06)	(0.09)	(0.27)

Redemption fees	—	— (2)	— (2)	— (2)	— (2)

Net asset value, end of year	$19.96	$16.31	$12.77	$12.50	$11.72

Total investment return(3)	22.83%	29.08%	2.67%	7.35%	(1.30)%

Ratio/Supplemental Data
Net assets, end of year (000’s omitted)	$35,756	$33,872	$43,719	$67,940	$98,953
Ratio of expenses to average net assets(4)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.50%	1.55%	1.28%	1.07%	1.03%
Ratio of net investment income to average net assets(4)	0.27%	0.39%	0.63%	0.31%	0.52%
Portfolio turnover rate	44.34%	53.08%	55.87%	67.80%	79.30%

(1)	Calculated based on average shares outstanding for the period.
(2)	Amount is less than $0.005 per share.
(3)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(4)	Reflects waivers and reimbursements.

The accompanying notes are an integral part of the financial statements.

17

THE SCHNEIDER FUNDS

Notes to Financial Statements

August 31, 2014

1.	Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Schneider Small Cap Value Fund (the “Small Cap Value Fund”) and the Schneider Value Fund (the “Value Fund”) (each a “Fund,” collectively the “Funds”), which commenced investment operations on September 2, 1998 and September 30, 2002, respectively. As of the date hereof, each Fund offers Institutional Class shares.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed Income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Fixed Income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of the investment companies (which may use Fair Value Pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENT — The inputs and valuations techniques used to measure fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

18

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

The following summary of the inputs used, as of August 31, 2014, in valuing the Funds’ investments carried at fair value:

Small Cap Value Fund

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$56,219,133	$56,219,133	$—	$—
Corporate Bonds	1,618,774	—	1,610,706	8,068
Exchange Traded Fund	304,667	304,667	—	—
Securities Lending Collateral	8,236,347	8,236,347	—	—

Total	$66,378,921	$64,760,147	$1,610,706	$8,068

Value Fund

	Total Value as of August 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$32,808,996	$32,808,996	$—	$—
Exchange Traded Fund	71,848	71,848	—	—
Securities Lending Collateral	979,230	979,230	—	—

Total	$33,860,074	$33,860,074	$—	$—

* Please refer to the Portfolio of Investments for further details on portfolio holdings.

The fair value of a Fund’s bonds are generally based on quotes received from brokers of independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, Schneider Capital Management continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments. Determination of fair values is uncertain because it involves subjective judgments and estimates not easily substantiated by auditing procedures.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had an active market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents

19

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires a Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when a Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Small Cap Value Fund and the Value Fund.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME, AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

FOREIGN CURRENCY TRANSLATION — Foreign securities and other foreign assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. The books and records of the Funds are maintained in U.S. dollars. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared, recorded on the ex-dividend date and paid at least annually to shareholders. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is each Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — The Funds consider liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in

20

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

2.	Investment Adviser and Other Services

Schneider Capital Management Company (“SCM” or the “Adviser”) serves as each Fund’s investment adviser. For its advisory services, SCM is entitled to receive 1.00% of the Small Cap Value Fund’s average daily net assets and 0.70% of the Value Fund’s average daily net assets, computed daily and payable monthly.

SCM has contractually agreed to waive its management fees and/or reimburse expenses to the extent that total annual operating expenses (excluding certain items discussed below) of the Small Cap Value Fund and the Value Fund exceed 1.15% and 0.90%, respectively. In determining SCM’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest and taxes. This contractual limitation is in effect until December 31, 2014 and may not be terminated without the approval of the Company’s Board of Directors.

For the year ended August 31, 2014, investment advisory fees and waivers of advisory fees were as follows:

	Gross Advisory Fees	Waivers	Net Advisory Fees
Small Cap Value Fund	$674,892	$(250,637)	$424,255
Value Fund	251,779	(215,644)	36,135

The Funds will not pay SCM at a later time for any amounts it may waive or any amounts that SCM has assumed.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Funds. For providing administration and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of each Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting services fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum monthly and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Funds’ average daily gross assets, subject to certain minimum monthly fees.

Foreside Funds Distributors LLC serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

3.	Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Funds during the year ended August 31, 2014 was $18,425. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Funds or the Company.

21

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

4.	Investment in Securities

For the year ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
Small Cap Value Fund	$45,838,966	$62,515,704
Value Fund	14,787,191	19,924,565

5.	Federal Income Tax Information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Each Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Small Cap Value Fund	$60,723,635	$13,395,617	$(7,740,331)	$5,655,286
Value Fund	28,563,353	10,931,430	(5,634,709)	5,296,721

Distributions to shareholders from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2014, primarily attributable to short-term capital gains netted against operating loss, were reclassified among the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Small Cap Value Fund	$292,797	$(292,797)	—

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Capital Loss Carryforwards	Undistributed Ordinary Income	Undistributed Long-Term Gains	Unrealized Appreciation	Qualified Late-Year Losses
Small Cap Value Fund	$—	$536,527	$11,043,473	$5,655,286	$—
Value Fund	(123,392,204)	96,249	—	5,296,721	(239,752)

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reportable as ordinary income for federal income tax purposes.

22

THE SCHNEIDER FUNDS

Notes to Financial Statements (Continued)

August 31, 2014

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2014 and 2013 was as follows:

		Ordinary Income	Long-Term Gains	Total
Small Cap Value Fund	2014	$3,741,955	$7,037,699	$10,779,654
	2013	—	—	—
Value Fund	2014	132,641	—	132,641
	2013	339,819	—	339,819

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the year ended August 31, 2014, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2014.

For the fiscal year ended August 31, 2014, the Value Fund deferred to September 1, 2014, the following losses:

Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Loss Deferral
$ —	$239,752	$ —

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law.

As of August 31, 2014, the Funds had the following pre-enactment net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

	August 31, 2016	August 31, 2017	August 31, 2018	August 31, 2019	Total
Small Cap Value Fund	$—	$—	$—	$—	$—
Value Fund	2,338,216	75,945,572	42,948,995	2,159,421	123,392,204

During the fiscal year ended August 31, 2014, the Value Fund utilized $4,270,037 of pre-enactment capital loss carry forwards.

As of August 31, 2014, the Funds did not have any post-enactment capital loss carryforwards.

6.	Securities Lending

The Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned securities, as marked to market each day that the NAV of the Funds is determined. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts

23

THE SCHNEIDER FUNDS

Notes to Financial Statements (Concluded)

August 31, 2014

under the security lending agreement. The Funds will pay administrative and custodial fees in connection with the loan of securities. Collateral is invested in short-term investments and the Funds will bear the risk of loss of the invested collateral. Securities lending will expose the Funds to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and collateral as of August 31, 2014 and the income received for the year ended August 31, 2014 were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral	Income Received from Securities Lending
Small Cap Value Fund	$7,902,848	$8,236,347	$89,863
Value Fund	932,295	979,230	16,898

Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Funds to the same counterparty against amounts to be received and create one single net payment due to or from the Funds. The following table is a summary of each Fund’s open securities lending transactions which are subject to a MSLA as of August 31, 2014:

Securities Lending	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
				Financial Instruments[1]	Cash Collateral Received	Net Amount
Small Cap Value Fund	$7,902,848	$—	$7,902,848	$(7,902,848)	$—	$—
Value Fund	932,295	—	932,295	(932,295)	—	—

[1]	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.

7.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and have determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The RBB Fund, Inc. and Shareholders of the Schneider Small Cap Value Fund and the Schneider Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schneider Small Cap Value Fund and the Schneider Value Fund, separately managed portfolios of The RBB Fund, Inc. (the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

October 27, 2014

25

THE SCHNEIDER FUNDS

Shareholder Tax Information

(Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended August 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2014. During the fiscal year ended August 31, 2014, the tax character of distributions paid by the Funds were as follows:

	Ordinary Income Dividend	Long-Term Capital Gain Dividends
Small Cap Value Fund	$3,741,955	$7,037,699
Value Fund	132,641	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 15.00% for the Small Cap Value Fund and 100.00% for the Value Fund.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 16.73% for the Small Cap Value Fund and 100.00% for the Value Fund.

The percentage of qualified interest income related dividends not subject to withholding tax for non-resident aliens and foreign corporations is 0.11% for the Value Fund.

For the Small Cap Value Fund, the percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is 32.67%.

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

26

THE SCHNEIDER FUNDS

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 520-3277 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), considered the renewal of the investment advisory agreements between SCM and the Company (the “Advisory Agreements”) on behalf of the Funds at a meeting of the Board held on May 13, 2014 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreements for an additional one-year term. The Board’s decision to approve the Advisory Agreements reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreements, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreements between the Company and SCM with respect to the Funds, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of SCM’s services provided to the Funds; (ii) descriptions of the experience and qualifications of SCM’s personnel providing those services; (iii) SCM’s investment philosophies and processes; (iv) SCM’s assets under management and client descriptions; (v) SCM’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) SCM’s current advisory fee arrangements with the Company and other similarly managed clients; (vii) SCM’s compliance procedures; (viii) SCM’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) a report prepared by Lipper comparing each Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of each Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of each Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by SCM. The Directors concluded that SCM had substantial resources to provide services to the Funds and that SCM’s services had been acceptable.

The Directors also considered the investment performance of the Funds and SCM. Information on the Funds’ investment performance was provided since inception and for one-year, three-year, and five-year periods, and for the quarter ended March 31, 2014. The Directors noted that, for the Schneider Small Cap Value Fund, the Fund had outperformed its primary benchmark for the five-year and since inception periods, while underperforming its benchmark during the one- and three-year periods. Regarding the Schneider Value Fund’s performance, the Directors noted that, the Fund had outperformed its primary benchmark for the one-year period ended March 31, 2014, while underperforming its benchmark for the other periods. The Directors noted that the investment performance of Schneider Small Cap Value Fund was in the top quintile as

27

THE SCHNEIDER FUNDS

Other Information (Concluded)

(Unaudited)

compared to the Lipper peer group and Lipper universe for the five-years ended February 28, 2014, and the Schneider Value Fund was in the top quintile as compared to the Lipper peer group for the one-year, two-year and five-year periods ended February 28, 2014. The Directors concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Lipper peer groups was acceptable.

The Directors also considered the advisory fee rates payable by the Funds under the Advisory Agreements. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees, after waivers, and actual total expenses of the Funds were all lower than their respective peer group medians. In addition, the Directors noted that SCM had contractually agreed to waive management fees and reimburse expenses through December 31, 2014 to the extent that total annual Fund operating expenses exceed 0.90% and 1.15% for the Schneider Value Fund and Schneider Small Cap Value Fund, respectively.

After reviewing the information regarding SCM’s costs, profitability and economies of scale, and after considering SCM’s services, the Directors concluded that the investment advisory fees paid by the Funds were fair and reasonable and that the Advisory Agreements should be approved and continued for additional one-year periods ending August 16, 2015.

28

THE SCHNEIDER FUNDS

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 520-3277.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to Present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

29

THE SCHNEIDER FUNDS

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
INTERESTED DIRECTORS[2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to Present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

30

THE SCHNEIDER FUNDS

Privacy Notice

(Unaudited)

FACTS	WHAT DO THE SCHNEIDER VALUE AND SCHNEIDER SMALL CAP VALUE FUNDS (“SCHNEIDER FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•           Social Security number

•           account balances

•           account transactions

•           transaction history

•           wire transfer instructions

•           checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Schneider Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Schneider Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (888) 520-3277 or go to www.schneidercap.com

31

THE SCHNEIDER FUNDS

Privacy Notice (Concluded)

(Unaudited)

What we do

How do the Schneider Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Schneider Funds collect my personal information?

We collect your personal information, for example, when you

•           open an account

•           provide account information

•           give us your contact information

•           make a wire transfer

•           tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•           sharing for affiliates’ everyday business purposes – information about your creditworthiness

•           affiliates from using your information to market to you

•           sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•           Our affiliates include Schneider Capital Management, the investment adviser to the Schneider Funds.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•           The Schneider Funds don’t share with nonaffiliates so they can market to you. The Schneider Funds may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Schneider Funds do not jointly market.

32

[THIS PAGE INTENTIONALLY LEFT BLANK.]

Investment Adviser

Schneider Capital Management

460 E. Swedesford Road

Suite 1080

Wayne, PA 19087

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Counsel

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

SCOTIA DYNAMIC U.S. GROWTH FUND

of

The RBB Fund, Inc.

Class I Shares

ANNUAL REPORT

August 31, 2014

This report is submitted for the general information of the shareholders of the Fund.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SCOTIA DYNAMIC U.S. GROWTH FUND

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

August 31, 2014

Dear Shareholder:

We are pleased to provide you with this annual report for the Scotia Dynamic U.S. Growth Fund (the “Fund”). In this report, you will find important financial information about the Fund, including a complete list of portfolio holdings.

Investment Philosophy and Process

Scotia Institutional Asset Management US, Ltd. (“SIAM”) serves as the adviser to the Fund pursuant to an investment advisory agreement between SIAM and The RBB Fund, Inc. SIAM is wholly owned by GCIC Ltd., which is in turn wholly (and indirectly) owned by The Bank of Nova Scotia (“Scotiabank”). Scotiabank is a leading financial services provider in over 55 countries and Canada’s most international bank. Scotiabank, through a team of more than 86,000 employees, offers a broad range of products and services, including personal and commercial banking, wealth management, corporate and investment banking, to over 21 million customers.

SIAM was established to offer investment services to clients in the United States. Supported by a team of fundamental analysts, market strategists, economists and traders, the portfolio managers build high-conviction portfolios. SIAM offers its investment capabilities to investment companies, corporations, retirement plans, wealth advisors and charitable organizations.

The Fund is managed by Noah Blackstein, who seeks to identify companies demonstrating strong current or prospective earnings growth relative to the overall market and relative to the Fund’s peer group. A bottom-up approach is employed to construct a portfolio of companies that the Fund’s portfolio manager believes have the opportunity to become dramatically larger companies over time and generate attractive returns for shareholders. The portfolio manager’s investment efforts are based upon the following tenets:

—  Earnings growth drives stock price performance;

—  Discipline is essential for successful investing.

Performance Review

For the twelve-month period ended August 31, 2014, the Fund returned 20.17% versus a return of 26.29% for its benchmark, the Russell 1000® Growth Index, for the same period. The top five detractors to performance included Infoblox Inc., Pandora Media Inc., Tableau Software Inc., Splunk Inc. and the Fund’s lack of ownership in Apple Inc., which was a strong performer in the benchmark. The five largest contributors included positions in Illumina Inc., Facebook Inc., Netflix Inc., Zillow Inc. and Chipotle Mexican Grill Inc.

The Fund’s portfolio manager continues to focus on building a high-conviction portfolio with 20 to 30 stocks that he believes are today’s most compelling growth opportunities. At the end of the fiscal year, the Fund remained invested primarily in the Information Technology, Health Care and Consumer Discretionary sectors.

Thank you for your investment and confidence in the Fund. We appreciate the opportunity you’ve given us to assist you in meeting your investment goals. We are grateful for the trust you’ve placed in us and wish you all the best in the future.

Sincerely,

Scotia Institutional Asset Management US, Ltd.

Current and future portfolio holdings are subject to change and risk.

1

SCOTIA DYNAMIC U.S. GROWTH FUND

Performance Data

August 31, 2014

(Unaudited)

Comparison of Change in Value of $10,000 Investment in

Scotia Dynamic U.S. Growth Fund vs. Russell 1000® Growth Index

	Total Returns For the Periods Ended August 31, 2014
	Average Annual
	Eleven Months*	One Year	Three Year	Five Year	Since Inception
Scotia Dynamic U.S. Growth Fund - Class I Shares**	10.62%	20.25%	16.42%	25.24%	26.41%
Russell 1000® Growth Index***	20.90%	26.29%	19.95%	17.82%	21.32%

*	Not annualized.

**

The Fund operated as a series of Scotia Institutional Funds prior to the close of business on March 21, 2014 (the “Predecessor Fund”), at which time the Predecessor Fund was reorganized into the Scotia Dynamic U.S. Growth Fund (the “Fund”), a newly created series of The RBB Fund, Inc. The fiscal year end of the Predecessor Fund was September 30. The performance shown for periods prior to March 21, 2014 represents the performance for the Predecessor Fund. While the Predecessor Fund commenced operations on March 31, 2009, the Predecessor Fund began investing consistent with its investment objective on April 1, 2009. The performance data includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

***	Benchmark performance is from inception date of the Predecessor Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling 1-888-572-0968.

Effective July 14, 2014, the Fund applies a 2.00% fee to the value of shares redeemed or exchanged within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance quoted reflects fee waivers in effect and would have been less in their absence.

The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated March 21, 2014, are 1.20% and 0.84%, respectively, of average daily net assets for Class I Shares. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2015 to the extent necessary to ensure that the Fund’s total operating expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) do not exceed 0.84% (on an annual basis) of Class I’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2015, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination.

2

SCOTIA DYNAMIC U.S. GROWTH FUND

Performance Data (Concluded)

August 31, 2014

(Unaudited)

The Fund is non-diversified and invests in a limited number of securities. As a result, the Fund’s investment performance may be more volatile, as it may be more susceptible to risks associated with a single economic, political, or regulatory event than a fund that invests in a greater number of issuers.

From time to time the Fund may focus its investments in one or more specific economic sectors and may be subject to greater risk from downturns affecting a specific sector.

The value of the Fund’s investments in equity securities may fluctuate drastically from day-to-day causing price volatility.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The index assumes the reinvestment of all dividends. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

3

SCOTIA DYNAMIC U.S. GROWTH FUND

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014 and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During Period*
Actual	$1,000.00	$ 953.80	$4.14
Hypothetical (5% return before expenses)	1,000.00	1,020.97	4.28

*

Expenses are equal to the Fund’s annualized six month expense ratio of 0.84% for Class I Shares which includes waived fees and reimbursed expenses, multiplied by the average account value over the period multiplied by the number of days (184) in the most recent fiscal half year, then divided by 365 to reflect the one half year period. The Fund’s ending account value on the first line in the table is based on the annualized six month total investment return for the Fund as of August 31, 2014 of (4.62)% for Class I Shares.

4

SCOTIA DYNAMIC U.S. GROWTH FUND

Portfolio Holdings Summary Table

August 31, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

Security Type/Sector Classification	% of Net Assets	Value
COMMON STOCKS:
Information Technology	48.6%	$29,101,689
Health Care	26.7	16,029,426
Consumer Discretionary	25.9	15,540,641
Liabilities in Excess of Other Assets	(1.2)	(748,256)

NET ASSETS	100.0%	$59,923,500

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

5

SCOTIA DYNAMIC U.S. GROWTH FUND

Portfolio of Investments

August 31, 2014

	Number of Shares	Value
COMMON STOCKSΔ - 101.2%
Consumer Discretionary — 25.9%
Chipotle Mexican Grill, Inc.*	4,150	$2,816,398
Expedia, Inc.	31,900	2,740,210
Netflix, Inc.*	5,500	2,627,020
Priceline Group Inc/The*	1,400	1,742,034
Tesla Motors, Inc.*	4,700	1,267,590
Under Armour, Inc., Class A*	42,900	2,932,644
Zoe’s Kitchen, Inc.*	48,500	1,414,745

		15,540,641

Health Care — 26.7%
Alexion Pharmaceuticals, Inc.*	14,800	2,505,492
Biogen Idec, Inc.*	9,900	3,396,096
Celgene Corp.*	20,300	1,928,906
Illumina, Inc.*	17,500	3,138,800
Pacira Pharmaceuticals*	24,400	2,641,544
Regeneron Pharmaceuticals, Inc.*	6,900	2,418,588

		16,029,426

	Number of Shares	Value
Information Technology — 48.6%
Facebook, Inc., Class A*	45,700	$3,419,274
LinkedIn Corp., Class A*	8,700	1,964,025
Palo Alto Networks, Inc.*	39,300	3,340,107
Salesforce.Com, Inc.*	39,800	2,351,782
ServiceNow, Inc.*	52,100	3,184,873
Splunk, Inc.*	23,000	1,240,298
Stratasys Ltd.*	20,600	2,471,176
Tableau Software, Inc., Class A* .	48,800	3,195,912
Workday, Inc., Class A*	37,600	3,424,232
Yelp, Inc.*	26,000	2,142,920
Zillow, Inc., Class A*	16,500	2,367,090

		29,101,689

TOTAL COMMON STOCKS (Cost $ 55,908,488)		60,671,756

TOTAL INVESTMENTS - 101.2% (Cost $ 55,908,488)		60,671,756

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2)%		(748,256)

NET ASSETS - 100.0%		$59,923,500

Δ	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

6

SCOTIA DYNAMIC U.S. GROWTH FUND

Statement of Assets and Liabilities

August 31, 2014

ASSETS
Investments, at value (Cost $55,908,488)	$60,671,756
Receivables for:
Investments sold	1,199,490
Capital shares sold	112,883
Receivable from Investment Adviser (See Note 2)	11,275
Dividends	5,757
Prepaid expenses	18,907

Total assets	62,020,068

LIABILITIES
Due to custodian	144,626
Payables for:
Investments purchased	1,227,036
Capital shares redeemed	662,781
Administration and accounting services fees	27,633
Other accrued expenses and liabilities	34,492

Total liabilities	2,096,568

Net Assets	$59,923,500

NET ASSETS CONSISTS OF
Par value	$2,168
Paid-in capital	51,836,041
Accumulated net realized gain from investments	3,322,023
Net unrealized appreciation on investments	4,763,268

Net Assets	$59,923,500

CLASS I SHARES:
Net Assets applicable to Class I Shares	$59,923,500

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	2,168,009

Net asset value, offering price per share	$27.64

The accompanying notes are an integral part of the financial statements.

7

SCOTIA DYNAMIC U.S. GROWTH FUND

Statements of Operations

	Eleven Months Ended August 31, 2014*	Year Ended September 30, 2013
INVESTMENT INCOME
Dividends	$24,074	$114,137
Interest	385	750

Total investment income	24,459	114,887

EXPENSES
Advisory fees (Note 2)	396,037	328,475
Administration and accounting services fees (Note 2)	67,224	52,208
Shareholder servicing fees	60,929	39,449
Transfer agent fees (Note 2)	42,581	22,684
Registration and filing fees	26,101	21,811
Audit fees	21,298	23,332
Legal fees	19,948	11,420
Printing and shareholder reporting fees	16,684	12,025
Custodian fees (Note 2)	12,473	16,613
Directors’ and officers’ fees	10,302	15,897
Insurance expense	357	7,938
Other expenses	12,477	3,882

Total expenses before waivers and reimbursements	686,411	555,734
Less: waivers and reimbursements (Note 2)	(174,307)	(133,091)

Net expenses after waivers and reimbursements	512,104	422,643

Net investment loss	(487,645)	(307,756)

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain from:
Investments	6,742,166	6,250,314
Net change in unrealized appreciation/(depreciation) on:
Investments	(5,023,483)	2,137,548

Net realized and unrealized gain from investments	1,718,683	8,387,862

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,231,038	$8,080,106

*	The Fund changed its fiscal year end to August 31.

The accompanying notes are an integral part of the financial statements.

8

SCOTIA DYNAMIC U.S. GROWTH FUND

Statements of Changes in Net Assets

	For the Eleven Months Ended August 31, 2014*	For the Year Ended September 30, 2013	For the Year Ended September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(487,645)	$(307,756)	$(381,385)
Net realized gain/(loss) from investments	6,742,166	6,250,314	(1,043,015)
Net change in unrealized appreciation/(depreciation) on investments	(5,023,483)	2,137,548	9,789,429

Net increase in net assets resulting from operations	1,231,038	8,080,106	8,365,029

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class I Shares
Net realized gains	(5,671,518)	—	(1,229,248)

Net decrease in net assets from dividends and distributions to shareholders	(5,671,518)	—	(1,229,248)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares sold	55,361,805	28,465,703	47,526,366
Reinvestment of distributions	5,501,369	—	1,173,610
Shares redeemed	(52,236,586)	(39,815,730)	(50,324,549)

Net increase/(decrease) in net assets from capital share transactions	8,626,588	(11,350,027)	(1,624,573)
Redemption fees**	—	—	164,042

Total increase/(decrease) in net assets	4,186,108	(3,269,921)	5,675,250

NET ASSETS
Beginning of period	55,737,392	59,007,313	53,332,063

End of period	$59,923,500	$55,737,392	$59,007,313

Accumulated net investment loss, end of period	$—	$—	$(258,037)

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Shares sold	1,975,436	1,273,440	2,197,931
Shares reinvested	210,700	—	60,433
Shares redeemed	(2,048,881)	(1,871,114)	(2,462,837)

Net increase/(decrease) in shares	137,255	(597,674)	(204,473)

*	The Fund changed its fiscal year end to August 31.
**

Prior to February 1, 2012, shares of the Fund redeemed within 90 days of purchase were charged a 2.00% redemption fee. Effective July 14, 2014, the Fund applies a 2.00% fee to the value of shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of the financial statements.

9

SCOTIA DYNAMIC U.S. GROWTH FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the representative periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Eleven Months Ended August 31, 2014(1)(2)		For the Year Ended September 30, 2013	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2010	For the Period Ended September 30, 2009(3)
Per Share Operating Performance
Net asset value, beginning of period	$27.45		$22.45	$18.83	$16.36	$12.32	$10.00

Net investment loss(4)	(0.20)		(0.14)	(0.16)	(0.16)	(0.13)	(0.05)
Net realized and unrealized gain from investments	2.96		5.14	4.21	2.82	5.80	2.37

Total from operations	2.76		5.00	4.05	2.66	5.67	2.32

Dividends and distributions to shareholders from:
Net investment income	—		—	—	—	(0.23)	—
Net realized gains	(2.57)		—	(0.50)	(0.24)	(1.40)	—

Total dividends and distributions to shareholders	(2.57)		—	(0.50)	(0.24)	(1.63)	—

Redemption fees added to paid-in capital(4)	—		—	0.07	0.05	— (5)	—

Net asset value, end of period	$27.64		$27.45	$22.45	$18.83	$16.36	$12.32

Total investment return(6)	10.62	%(7)(8)	22.27%	22.31%	16.54%	49.82%	23.20	%(7)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,924		$55,737	$59,007	$53,332	$10,319	$616
Ratio of expenses to average net assets with waivers and reimbursements	0.84	%(9)	0.86%	0.95%	0.95%	0.95%	0.95	%(9)
Ratio of expenses to average net assets without waivers and reimbursements	1.13	%(9)	1.13%	1.25%	1.32%	6.14%	30.21	%(9)
Ratio of net investment loss to average net assets.	(0.80	)%(9)	(0.63)%	(0.75)%	(0.80)%	(0.90)%	(0.83	)%(9)
Portfolio turnover rate	276.74	%(7)	345.12%	323.54%	358.15%	244.38%	205.10	%(7)

(1)	The Fund changed its fiscal year end to August 31.
(2)

Effective as of the close of business on March 21, 2014, the Fund acquired all the assets and liabilities of the Dynamic U.S. Growth Fund (“Predecessor Fund”), a series of Scotia Institutional Funds. The financial highlights for the period to that date reflect the performance of the Predecessor Fund.

(3)	The Fund commenced investment operations on March 31, 2009.
(4)	The selected per share data was calculated based on average shares outstanding method for the period.
(5)	Amount represent less than $0.005 per share.
(6)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(7)	Not annualized.
(8)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for the shareholder transactions.

(9)	Annualized.

The accompanying notes are an integral part of the financial statements.

10

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements

August 31, 2014

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Scotia Dynamic U.S. Growth Fund (the “Fund”). The Fund is authorized to issue three classes of shares, Institutional Shares, Class I Shares and Class II Shares. As of August 31, 2014, Institutional Shares and Class II shares were not yet being offered to the public.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio. The Fund has issued shares with a par value of $0.001.

Before the Fund commenced operations, all of the assets and liabilities of the Dynamic U.S. Growth Fund (the “Predecessor Fund”), a series of Scotia Institutional Funds, were transferred to the Fund in a tax-free reorganization (the “Reorganization”). The Reorganization occurred at the close of business on March 21, 2014. The Predecessor Fund commenced operations on March 31, 2009. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to the close of business on March 21, 2014 included herein is that of the Predecessor Fund. See Note 7 for additional information on the Reorganization.

The fiscal year end of the Predecessor Fund was September 30. The Fund changed its year end to August 31 to reflect the year end of the other series of the Company.

Portfolio Valuation– The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

11

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2014

Fair Value Measurements – The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$60,671,756	$60,671,756	$ —	$ —

* Please refer to Portfolio of Investments for further details.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the eleven month period ended August 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

12

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2014

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or fund family of the Company are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption Fees — On May 13, 2014, the Board of Directors of the Company approved the imposition of a redemption fee of 2.00% on redemptions and exchanges of Fund shares held less than 60 days effective on July 14, 2014. The fees will be reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fee or any waivers of such fee at any time.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

13

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2014

2. Investment Adviser and Other Services

Scotia Institutional Asset Management US, Ltd. (“SIAM” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a fee calculated daily and payable monthly at an annual rate 0.65% of the average daily net assets of the Fund.

Prior to March 21, 2014, Scotia Institutional Investments US, LP (formerly DundeeWealth US, LP) (“SII US”) served as adviser to the Predecessor Fund and SIAM served as a sub-adviser to the Predecessor Fund. SII US was entitled to an advisory fee from the Predecessor Fund at the same rate payable to SIAM as Adviser to the Fund. SII US, not the Predecessor fund, paid a sub-advisory fee to SIAM.

The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 0.74% for Institutional Shares, 0.84% for Class I Shares and 0.99% for Class II Shares (Institutional Shares and Class II Shares have not commenced operations as of August 31, 2014) until December 31, 2015. Prior to such date, this contractual agreement may only be terminated by the Fund’s Board of Directors. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement. Prior to March 21, 2014, SII US contractually agreed to waive fees and reimburse expenses in order to the extent necessary to limit the total annual operating expenses to a specified percentage of the Predecessor Fund’s average daily net assets.

As of August 31, 2014, the amount of the Adviser’s potential recovery was as follows:

Expiration
August 31, 2017
$109,821

As of August 31, 2014, the Adviser earned fees of $186,594 for the period from March 24, 2014 through August 31, 2014. For the period March 24, 2014 through August 31, 2014, the Adviser waived fees of $109,821. For the period from October 1, 2013 through March 21, 2014, SII US earned advisory fees of $209,443 and waived fees of $64,486. SII US is no longer eligible to recover any amounts previously waived or reimbursed.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing these transfer and dividend disbursing agent services, BNY Mellon is entitled to receive a monthly fee and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily gross assets, subject to certain minimum monthly fees.

14

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2014

Foreside Funds Distributors LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Shareholder Servicing Plan

The Fund has adopted a Class I Shareholder Services Plan. Under the Shareholder Services Plan, the Fund may pay service fees to firms that provide shareholder services, such as responding to shareholder inquiries and assisting shareholders with their accounts, not exceeding ten basis points (0.10%) of the Fund’s average daily net assets attributable to Class I Shares.

4. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The remuneration paid to the Trustees by the Predecessor Fund for the period October 1, 2014 through March 21, 2014 was $8,074. For the period March 24, 2014 through August 31, 2014, the remuneration paid to the Directors by the Fund was $2,448. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

5. Investment in Securities

For the eleven months ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$179,815,952	$173,012,675

6. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, the federal tax cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$57,182,279

Gross unrealized appreciation	$5,608,903
Gross unrealized depreciation	(2,119,426)

Net unrealized appreciation	$3,489,477

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such

15

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Continued)

August 31, 2014

amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The following permanent differences as of August 31, 2014, primarily attributable to redesignation of net investment loss, were reclassified among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$487,645	$(487,645)	$—

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$1,974,975	$2,620,839	$3,489,477

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes. Short-term and foreign currency gains are reported as ordinary income for federal income tax purposes.

The tax character of dividends and distributions paid during the eleven month period ended August 31, 2014, fiscal year ended September 30, 2013 and fiscal year ended September 30, 2012 were as follows:

	Ordinary Income	Long-Term Gains
2014	$3,859,576	$1,811,942
2013	$—	$—
2012	$1,229,248	$—

Accumulated capital losses represent net capital loss carry forwards as of August 31, 2014 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2014, the Fund did not have any capital loss carryforwards.

7. Reorganization

At a Special Meeting of Shareholders held on March 14, 2014, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization pursuant to which the assets and identified liabilities of the Predecessor Fund were transferred to the Fund in exchange for Class I shares of the Fund. The closing of the Reorganization, which was a tax-free transaction, took place at the close of business on March 21, 2014.

Predecessor Fund (Series of Scotia Institutional Funds)	Acquiring Fund (Series of RBB Funds)	Net Assets	Shares Outstanding
Dynamic U.S. Growth Fund Class I	Scotia Dynamic U.S. Growth Fund Class I	93,463,746	3,403,112

16

SCOTIA DYNAMIC U.S. GROWTH FUND

Notes to Financial Statements (Concluded)

August 31, 2014

8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

SCOTIA DYNAMIC U.S. GROWTH FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Scotia Dynamic U.S. Growth Fund and Board of Directors of

The RBB Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Scotia Dynamic U.S. Growth Fund (formerly known as Dynamic U.S Growth Fund, a series of shares of beneficial interest in the Scotia Institutional Funds Trust), a series of shares of common stock in The RBB Fund, Inc., including the portfolio of investments, as of August 31, 2014, and the related statements of operations, changes in net assets and the financial highlights for the eleven months then ended and for the period March 31, 2009 (commencement of operations) to September 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of operations for the year ended September 30, 2013 and the statements of changes in net assets for each of the two years in the period ended September 30, 2013 and the financial highlights for each of the three years in the period ended September 30, 2013 have been audited by other auditors, whose report dated November 25, 2013, expressed an unqualified opinion on such financial statements and financial highlights. The financial highlights for the year ended September 30, 2010, were audited by other auditors, whose report dated November 26, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scotia Dynamic U.S. Growth Fund as of August 31, 2014, and the results of its operations, the changes in its net assets for the eleven months ended and its financial highlights for the eleven months then ended and for the period March 31, 2009 to September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

October 24, 2014

18

SCOTIA DYNAMIC U.S. GROWTH FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable period ended August 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. During the fiscal period ended August 31, 2014, the Fund paid $3,859,576 of ordinary income dividends and $1,811,942 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend income tax rate is 2.95%.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 5.71%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

19

SCOTIA DYNAMIC U.S. GROWTH FUND

Other Information

(Unaudited)

Change In Independent Registered Public Accounting Firm

As a result of the reorganization of the Predecessor Dynamic U.S. Growth Fund, a series of Scotia Institutional Funds (the Predecessor Fund), into a newly created series of The RBB Fund, Inc. (the Company) at the close of business on March 21, 2014, KPMG LLP resigned as principal accountants for the Predecessor Fund on March 25, 2014. The Board of Directors of the Company, upon the recommendation of the Company’s audit committee, selected BBD, LLP as principal accountants of the Scotia Dynamic U.S. Growth Fund.

During the two fiscal years ended September 30, 2013, and the subsequent interim period through March 25, 2014, there were no (1) disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreements, or (2) reportable events.

The audit reports of KPMG LLP on the financial statements of the Predecessor Fund as of and for the fiscal years ended September 30, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (888) 572-0968 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

20

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (888) 572-0968.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INDEPENDENT DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23

Kalmar Pooled Investment Trust; (registered investment company); Wilmington

Funds

(registered investment company); WT Mutual Fund (registered investment company)

(until March 2012)

;Independence Blue Cross; Intricon Corp.

(producer of medical devices).

21

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None

Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director

INTERESTED DIRECTORS [2]

Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None

Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None

22

SCOTIA DYNAMIC U.S. GROWTH FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Diane Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty-three portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

23

SCOTIA DYNAMIC U.S. GROWTH FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SCOTIA DYNAMIC U.S. GROWTH FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information may include:

•  Social Security number

•  account balances

•  account transactions

•  transaction history

•  wire transfer instructions

•  checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Scotia Dynamic U.S. Growth Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Scotia Dynamic U.S. Growth Fund Share?	Can you limit this sharing?

For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-572-0968 or go to us.scotiafunds.com

24

SCOTIA DYNAMIC U.S. GROWTH FUND

Privacy Notice

(Unaudited)

What we do

How does the Scotia Dynamic U.S. Growth Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Scotia Dynamic U.S. Growth Fund collect my personal information?

We collect your personal information, for example, when you

•  open an account

•  provide account information

•  give us your contact information

•  make a wire transfer

•  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes — information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include companies such as Scotia Institutional Investments US, LP and Hollis Wealth Inc.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Scotia Dynamic U.S. Growth Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Scotia Dynamic U.S. Growth Fund doesn’t jointly market.

25

Investment Adviser

Scotia Institutional Asset Management U.S., Ltd.

1 Adelaide St. E., Ste. 2800,

Toronto, ON M5C 2V9

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

Legal Counsel

Drinker, Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

of

The RBB Fund, Inc.

Class I Shares

ANNUAL REPORT

August 31, 2014

This report is submitted for the general information of the shareholders of the Fund.

It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

Dear Shareholder:

We recognize the confidence you have placed in us and are continually grateful to work with you. It enables all of us at Summit Global Investments to do what we love and enjoy everyday, managing equities. One constant involved in investing is that the equity markets often behave in a contrarian manner. At Summit, we realize that ultimately the markets behavior rewards those who carefully manage the risk in the markets.

We firmly believe that investing with a long-term, risk-return perspective is key to experiencing superior risk-adjusted returns. While staying the course with a low volatility portfolio doesn’t eliminate risk, it can considerably lessen the effect of the market gyrations.

Strategists are starting to give more attention to “Smart Beta” or “Factor Investing” strategies. Summit’s investment approach to portfolio construction takes into consideration a multitude of factors that ultimately help drive the price of equities. We sincerely value and believe strongly that return and risk must coincide and be effectively managed together. Investing in risk-adjusted returns must become more common and we are just now hearing a little more about these ideas. Investing in cap-weighted indexes, higher risk strategies, products or markets just for exposure without regard of the investment’s return seems unwarranted.

Investing for return must always be weighed against the risk of the investments. As such, we continually look to be efficient and effective in providing shareholders with superior risk-adjusted equity returns.

Since our last letter to shareholders dated February 28, 2014, U.S. equities continued to experience overall gains. Volatility picked up in April and as of August appears to be gaining strength. The market over the past two full fiscal years has not experienced much volatility. From our research, the indications are that volatility is now increasing. Even through this run up in volatility, the markets have experienced record highs, doing so amidst both debt issues and varied U.S. economic data.

For the year ended August 31, 2014, the Fund’s shares rose 18.57% vs. 22.68% for the S&P 500® Index. Risk-adjusted1, the index rose 15.88%, thus the Fund outperformed the index by 2.69%. The beta2 for the Fund, as of August 31, 2014, was 0.70. The Fund benefited from its over-allocation to the Health Care sector and under-allocation to the Energy, Consumer Discretionary and Financials sectors. Poor stock selection in Consumer Discretionary detracted most from performance, while good stock selection in Industrials contributed to Fund performance.

We continue to reiterate that large market events are being driven more and more by world events than ever before. U.S. markets do not stand alone, isolated from the world. U.S. companies are global companies. Their revenue and profits, business plans and investments, and ultimately success or failure is more correlated to global events than ever in history. As such, companies must be as strong or stronger, balance sheet wise, than the country in which they are headquartered. We must keep an eye on such events and company strength throughout the coming months and years.

In addition to global and political events, companies are unique in how each prepares, responds and survives the impact of such macro events and economic cycles. While some cycles may vary in length and events differ in impact, we believe, for U.S. equity exposure, the Fund’s approach is effective over full market cycles.

Our philosophy to navigate such markets is simple and consistent throughout up and down markets. We believe that being invested in a low volatility equity portfolio over full market cycles provides lower price fluctuations, more consistent and reliable returns with smaller drawdowns, and adds increased diversification when combined with other investment strategies. Our approach takes into account each underlying company’s stock volatility, expected market return and how it correlates with other stocks within the portfolio, ultimately seeking to maximize return with an overall lower risk than a cap-weighted benchmark. As stated in the prospectus, the Fund seeks to outperform the S&P 500® Index over a full market cycle while reducing overall volatility.

Financial markets are always unpredictable but there are several time-tested investment principles that may help put the odds in your favor. It is our sincere effort to follow such principles and provide long-term, risk-adjusted returns.

1

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report (Continued)

August 31, 2014

(Unaudited)

While we remain optimistic about the opportunities within the U.S. equity market, we remain focused on monitoring the risk of individual companies and the overall portfolio. During these times of continued uncertainty, we believe, for U.S. equity exposure, the Fund approach is warranted.

Sincerely,

Summit Global Investments, LLC

1Risk-adjusted returns are simply taking the return of the index and multiplying that index by the beta of the Fund.

2Beta means a measure of a security’s or portfolio’s volatility. A beta of 1 means that the security or portfolio is neither more nor less volatile or risky than the wider market. A beta of more than 1 indicates greater volatility and beta of less than 1 indicates less volatility.

2

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report

August 31, 2014

(Unaudited)

Comparison of Change in Value of $1,000,000 Investment in Summit Global Investments U.S. Low Volatility Equtity

Fund - Class I Shares

vs. S&P 500®Index

This chart assumes a hypothetical $1,000,000 minimum initial investment in the Fund’s Class I Shares made on February 29, 2012 (commencement of operations) and reflects Fund expenses. Investors should note that the Fund is an actively managed mutual fund while the S&P 500® Index is unmanaged, does not incur expenses and is not available for investment.

Total Returns for the periods ended August 31, 2014
	Average Annual
		Since
	One Year	Inception*
Summit Global Investments U.S. Low Volatility
Equity Fund - Class I Shares	18.57%	15.08%
S&P 500® Index**	22.68%	16.53%

*	The Fund commenced operations on February 29, 2012.

**	Benchmark performance is from inception date of the Fund only and is not the inception date of the benchmark itself.

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by calling (855) 744-8500.

The Fund applies a 1.50% fee to the value of shares redeemed within 60 days of purchase. This redemption fee is not reflected in the returns shown above. The performance quoted reflects fee waivers in effect and would have been less in their absence. The Fund’s total annual gross and net operating expenses, as stated in the current prospectus dated December 31, 2013, are 2.74% and 0.98%, respectively, of average daily net assets for Class I Shares. These rates may fluctuate and may differ from the actual expenses incurred by the Fund for the period covered by this report. The Fund’s investment adviser has contractually agreed to waive management fees and/or reimburse certain expenses of the Fund through December 31, 2014 to the extent necessary to ensure that the Fund’s total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) do not exceed 0.98% (on an annual basis) of the Fund’s average daily net assets (the “Expense Limitation”). The Expense Limitation shall remain in effect until December 31, 2014, unless the Board of Directors of The RBB Fund, Inc. approves its earlier termination.

The Fund invests in common stock, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Portfolio composition is subject to change.

3

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Annual Investment Adviser’s Report (Concluded)

August 31, 2014

(Unaudited)

The Fund evaluates performance as compared to that of the Standard & Poor’s 500® Index (“S&P 500®”). The S&P 500® is a widely recognized, unmanaged index of 500 common stocks which are generally representative of the U.S. stock market as a whole. It is impossible to invest directly in an index.

4

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Fund Expense Examples

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period from March 1, 2014 through August 31, 2014 and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class I Shares
	Beginning Account Value	Ending Account Value	Expenses Paid
	March 1, 2014	August 31, 2014	During Period*
Actual	$1,000.00	$1,076.90	$5.13
Hypothetical (5% return before expenses)	1,000.00	1,020.27	4.99

*

Expenses are equal to the Fund’s annualized six month expense ratio of 0.98% for Class I Shares which includes waived fees and reimbursed expenses, multiplied by the average account value over the period multiplied by the number of days (184) in the most recent fiscal half year, then divided by 365 to reflect the one half year period. The Fund’s ending account values on the first line in the table is based on the actual six month total investment return for the Fund of 7.69% for Class I Shares.

5

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Portfolio Holdings Summary Table

August 31, 2014

(Unaudited)

The following table presents a summary by sector of the portfolio holdings of the Fund.

	% of Net
Security Type/Sector Classification	Assets	Value
COMMON STOCKS:
Pharmaceuticals	11.7%	$7,077,088
Electric	11.0	6,655,199
Retail	9.7	5,856,157
Computers	8.6	5,199,336
Food	8.5	5,100,935
Healthcare-Services	6.1	3,659,370
Telecommunications	5.4	3,267,887
Oil & Gas	4.4	2,653,221
Real Estate Investment Trusts	3.9	2,331,435
Banks	3.4	2,046,010
Household Products/Wares	3.3	1,963,742
Pipelines	2.7	1,636,311
Environmental Control	2.6	1,567,984
Semiconductors	2.4	1,428,926
Healthcare-Products	2.3	1,382,884
Insurance	2.0	1,184,568
Software	1.9	1,118,720
Commercial Services	1.3	772,196
Transportation	1.2	709,907
Media	1.1	670,316
Cosmetics/Personal Care	0.8	504,430
Internet	0.5	293,366
Miscellaneous Manufacturing	0.4	257,722
Savings & Loans	0.2	129,916
Diversified Financial Services	0.2	125,542
Airlines	0.1	72,983
Machinery-Construction & Mining	0.1	55,626
Other Assets in Excess of Liabilities	4.2	2,544,510

NET ASSETS	100.0%	$60,266,287

Portfolio holdings are subject to change at any time.

The accompanying notes are an integral part of the financial statements.

6

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments

August 31, 2014

	Number
	of Shares	Value
COMMON STOCKS - 95.8%
Airlines — 0.1%
Southwest Airlines Co.	2,280	$72,983

		72,983

Banks — 3.4%
US Bancorp	40,800	1,725,024
Wells Fargo & Co.	6,240	320,986

		2,046,010

Commercial Services — 1.3%
Cintas Corp.	3,480	230,167
Total System Services, Inc.	15,330	482,282
Western Union Co., (The)	3,420	59,747

		772,196

Computers — 8.6%
Apple, Inc.	10,290	1,054,725
EMC Corp.	49,130	1,450,809
Hewlett-Packard Co.	45,500	1,729,000
International Business Machines Corp.	2,930	563,439
NetApp, Inc.	9,520	401,363

		5,199,336

Cosmetics/Personal Care — 0.8%
Colgate-Palmolive Co.	1,540	99,684
Procter & Gamble Co., (The)	4,870	404,746

		504,430

Diversified Financial Services — 0.2%
CME Group, Inc.	1,640	125,542

		125,542

Electric — 11.0%
CMS Energy Corp.	2,740	83,680
DTE Energy Co.	1,690	132,243
Duke Energy Corp.	9,690	716,963
Edison International	22,230	1,314,682
Exelon Corp.	16,320	545,414
FirstEnergy Corp.	1,680	57,523
PG&E Corp.	1,240	57,635
Pinnacle West Capital Corp.	1,030	58,659
PPL Corp.	22,580	781,945
SCANA Corp.	2,860	148,548
Southern Co. (The)	3,470	154,068
Wisconsin Energy Corp.	15,260	691,736
Xcel Energy, Inc.	59,660	1,912,103

		6,655,199

Environmental Control — 2.6%
Republic Services, Inc.	24,130	949,033
Stericycle, Inc.*	4,370	519,375
Waste Management, Inc.	2,120	99,576

		1,567,984

	Number
	of Shares	Value
Food — 8.5%
ConAgra Foods, Inc.	33,500	$1,078,700
General Mills, Inc.	7,540	402,485
Hershey Co., (The)	1,660	151,757
Hormel Foods Corp.	18,220	923,390
Kellogg Co.	13,180	856,305
McCormick & Co., Inc.	7,740	539,401
Sysco Corp.	30,370	1,148,897

		5,100,935

Healthcare-Products — 2.3%
Baxter International, Inc.	12,730	954,495
CareFusion Corp.*	2,200	101,002
DENTSPLY International, Inc.	1,190	56,769
Medtronic, Inc.	2,630	167,926
Patterson Cos., Inc.	1,030	41,478
Varian Medical Systems, Inc.*	720	61,214

		1,382,884

Healthcare-Services — 6.1%
Aetna, Inc.	16,310	1,339,540
Cigna Corp.	640	60,544
Humana, Inc.	520	66,945
Quest Diagnostics, Inc.	6,110	386,213
UnitedHealth Group, Inc.	19,170	1,661,656
WellPoint, Inc.	1,240	144,472

		3,659,370

Household Products/Wares — 3.3%
Clorox Co., (The)	19,970	1,769,342
Kimberly-Clark Corp.	1,800	194,400

		1,963,742

Insurance — 2.0%
Berkshire Hathaway, Inc., Class B*	6,680	916,830
Progressive Corp., (The)	2,720	68,054
Torchmark Corp.	900	49,095
Travelers Cos, Inc., (The)	1,590	150,589

		1,184,568

Internet — 0.5%
VeriSign, Inc.	5,140	293,366

		293,366

Machinery-Construction & Mining — 0.1%
Caterpillar, Inc.	510	55,626

		55,626

Media — 1.1%
News Corp., Class A*	3,610	63,626
Walt Disney Co., (The)	6,750	606,690

		670,316

The accompanying notes are an integral part of the financial statements.

7

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Portfolio of Investments (Concluded)

August 31, 2014

	Number
	of Shares	Value

Miscellaneous Manufacturing — 0.4%
General Electric Co.	9,920	$257,722

		257,722

Oil & Gas — 4.4%
Chevron Corp.	4,770	617,477
ConocoPhillips	7,540	612,399
Exxon Mobil Corp.	11,780	1,171,639
Marathon Petroleum Corp.	590	53,696
Occidental Petroleum Corp.	1,500	155,595
Southwestern Energy Co.*	1,030	42,415

		2,653,221

Pharmaceuticals — 11.7%
Eli Lilly & Co.	21,670	1,377,345
Express Scripts Holding Co.*	12,000	887,160
Johnson & Johnson	5,910	613,044
Merck & Co., Inc.	31,500	1,893,465
Pfizer, Inc.	37,550	1,103,595
Zoetis, Inc.	33,930	1,202,479

		7,077,088

Pipelines — 2.7%
Spectra Energy Corp.	37,480	1,561,417
Williams Cos., Inc. (The)	1,260	74,894

		1,636,311

Real Estate Investment Trusts — 3.9%
American Tower Corp.	1,240	122,264
Apartment Investment & Management Co., Class A	5,290	181,288
Crown Castle International Corp.	1,150	91,437
General Growth Properties, Inc.	39,000	958,230
HCP, Inc.	1,280	55,462
Simon Property Group, Inc.	5,140	873,954
Washington Prime Group, Inc.	2,500	48,800

		2,331,435

Retail — 9.7%
Costco Wholesale Corp.	15,200	1,840,416
Dollar Tree, Inc.*	24,450	1,311,131
Macy’s, Inc.	4,530	282,174

	Number
	of Shares	Value

Retail — (Continued)
McDonald’s Corp.	11,210	$1,050,601
Wal-Mart Stores, Inc.	18,170	1,371,835

		5,856,157

Savings & Loans — 0.2%
People’s United Financial, Inc.	8,690	129,916

		129,916

Semiconductors — 2.4%
Intel Corp.	40,920	1,428,926

		1,428,926

Software — 1.9%
Fidelity National Information
Services, Inc.	1,360	77,180
Microsoft Corp.	19,480	884,976
Red Hat, Inc.*	2,570	156,564

		1,118,720

Telecommunications — 5.4%
AT&T, Inc.	42,020	1,469,019
Cisco Systems, Inc.	2,420	60,476
Motorola Solutions, Inc.	850	50,490
Verizon Communications, Inc.	33,880	1,687,902

		3,267,887

Transportation — 1.2%
C.H. Robinson Worldwide, Inc.	6,650	453,929
United Parcel Service, Inc., Class B	2,630	255,978

		709,907

TOTAL COMMON STOCKS (Cost $52,144,935)		57,721,777

TOTAL INVESTMENTS - 95.8% (Cost $52,144,935)		57,721,777

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.2%		2,544,510

NET ASSETS - 100.0%		$60,266,287

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

8

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statement of Assets and Liabilities

August 31, 2014

ASSETS
Investments, at value (Cost $52,144,935)	$57,721,777
Cash	2,339,043
Receivables for:
Capital shares sold	205,574
Dividends	114,853
Prepaid expenses and other assets	19,826

Total assets	60,401,073

LIABILITIES
Payables for:
Capital shares redeemed	54,400
Audit fees	25,738
Investment advisory fees	12,399
Administration and accounting services fees	16,757
Transfer agent fees	8,056
Other accrued expenses and liabilities	17,436

Total liabilities	134,786

Net Assets	$60,266,287

NET ASSETS CONSISTS OF
Par value	$4,393
Paid-in capital	52,321,415
Undistributed net investment income	458,940
Accumulated net realized gain from investments	1,904,697
Net unrealized appreciation on investments	5,576,842

Net Assets	$60,266,287

I SHARES:
Net Assets applicable to Class I Shares	$60,266,287

Shares outstanding ($0.001 par value, 100,000,000 shares authorized)	4,393,274

Net asset value, offering and redemption price per share	$13.72

The accompanying notes are an integral part of the financial statements.

9

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statement of Operations

For the year ended August 31, 2014

INVESTMENT INCOME
Dividends and interest	$1,019,748

Total investment income	1,019,748

EXPENSES
Advisory fees (Note 2)	320,164
Administration and accounting services fees (Note 2)	91,015
Transfer agent fees (Note 2)	69,631
Registration and filing fees	31,699
Audit fees	25,694
Custodian fees (Note 2)	15,000
Legal fees	13,301
Printing and shareholder reporting fees	9,975
Directors’ and officers’ fees	8,851
Other expenses	33,861

Total expenses before waivers and reimbursements	619,191
Less: waivers and reimbursements (Note 2)	(170,961)

Net expenses after waivers and reimbursements	448,230

Net investment income	571,518

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from:
Investments	2,064,024
Net change in unrealized appreciation on:
Investments	4,691,346

Net realized and unrealized gain from investments	6,755,370

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,326,888

The accompanying notes are an integral part of the financial statements.

10

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$571,518	$176,086
Net realized gain from investments	2,064,024	540,905
Net change in unrealized appreciation on investments	4,691,346	788,121

Net increase in net assets resulting from operations.	7,326,888	1,505,112

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class I Shares
Net investment income	(250,235)	(44,910)
Net realized gains	(668,385)	(60,335)

Net decrease in net assets from dividends and distributions to shareholders	(918,620)	(105,245)

CAPITAL TRANSACTIONS:
Class I Shares
Proceeds from shares sold	33,583,169	25,571,238
Reinvestment of distributions	918,422	105,245
Shares redeemed	(6,284,602)	(5,040,783)
Redemption fees	2,994	21

Net increase in net assets from capital share transactions	28,219,983	20,635,721

Total increase in net assets	34,628,251	22,035,588

NET ASSETS
Beginning of Year	25,638,036	3,602,448

End of Year	$60,266,287	$25,638,036

Undistributed net investment income, end of period	$458,940	$142,225

CAPITAL SHARE TRANSACTIONS:
Class I Shares
Shares sold	2,641,785	2,227,473
Shares reinvested	74,608	10,248
Shares redeemed	(486,015)	(428,636)

Net increase in shares	2,230,378	1,809,085

The accompanying notes are an integral part of the financial statements.

11

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return, ratios to average net assets and other supplemental data for the representative periods. This information has been derived from information provided in the financial statements.

	Class I Shares
	For the Year Ended August 31, 2014	For the Year Ended August 31, 2013	For the Period February 29, 2012 to August 31, 2012(1)
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$10.18	$10.00

Net investment income(2)	0.16	0.15	0.08
Net realized and unrealized gain from investments(3)	2.01	1.64	0.10

Total from operations	2.17	1.79	0.18

Dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.05)	—
Net realized gains	(0.22)	(0.07)	—

Total dividends and distributions to shareholders	(0.30)	(0.12)	—

Net asset value, end of period	$13.72	$11.85	$10.18

Total investment return(4)	18.57%	17.78%	1.80	%(5)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,266	$25,638	$3,602
Ratio of expenses to average net assets with waivers and reimbursements	0.98%	0.98%	0.98	%(6)
Ratio of expenses to average net assets without waivers and reimbursements	1.35%	2.74%	20.03	%(6)
Ratio of net investment income to average net assets.	1.25%	1.34%	1.64	%(6)
Portfolio turnover rate	110%	81%	95	%(5)

(1)	The Fund commenced investment operations on February 29, 2012.
(2)	The selected per share data was calculated based on average shares outstanding method for the period.
(3)

The amount shown may not correlate with the change in the aggregate gains and losses due to the timing of sales and purchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(4)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

12

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements

August 31, 2014

1. Organization and Significant Accounting Policies

The RBB Fund, Inc. (“RBB” or the “Company”) was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the “Investment Company Act”) as an open-end management investment company. RBB is a “series fund,” which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and, a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, RBB has twenty-three active investment portfolios, including the Summit Global Investments U.S. Low Volatility Equity Fund (the “Fund”), which commenced investment operations on February 29, 2012. As of August 31, 2014, the Fund offers three classes of shares, Class A Shares, Retail Shares and Class I Shares. As of August 31, 2014, Class A Shares and Retail Shares have not been issued.

RBB has authorized capital of one hundred billion shares of common stock of which 81.973 billion shares are currently classified into one hundred and fifty-two classes of common stock. Each class represents an interest in an active or inactive RBB investment portfolio.

Portfolio Valuation– The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (typically 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Investments in other open-end investment companies, if any, are valued based on the NAV of those investment companies (which may use fair value pricing as disclosed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

Fair Value Measurements –The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

— Level 1	—	quoted prices in active markets for identical securities;

— Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

— Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2014

The following is a summary of the inputs used, as of August 31, 2014, in valuing the Fund’s investments carried at fair value:

	Total Value at August 31, 2014	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities*	$57,721,777	$57,721,777	$ —	$ —

* Please refer to Portfolio of Investments for further details.

At the end of each fiscal quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) require the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between Levels are based on values at the end of the period. U.S. GAAP also requires the Fund to disclose amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of each Level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended August 31, 2014, there were no transfers between Levels 1, 2 and 3 for the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates and those differences could be significant.

Investment Transactions, Investment Income and Expenses — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s policy is to allocate investment income, expenses and unrealized and realized gains and losses among classes on a daily basis, when applicable. Expenses incurred on behalf of a specific class, fund or fund family are charged directly to the class, fund or fund family to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Expenses incurred for all the RBB funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of RBB, or in such other manner as the Company’s Board of Directors deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

14

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2014

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from U.S. GAAP.

U.S. Tax Status — No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

Cash and Cash Equivalents — The Fund considers liquid assets deposited into a bank demand deposit account to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Redemption Fees — The Fund retains a redemption fee of 1.50% on redemptions of Fund shares held less than 60 days. The fees are reflected on the Statements of Changes in Net Assets. The Fund reserves the right to modify or eliminate the redemption fees or waivers at any time.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Investment Adviser and Other Services

Summit Global Investments, LLC (“Summit” or the “Adviser”) serves as the Fund’s investment adviser. For its advisory services, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 0.70% of the Fund’s average daily net assets.

Summit has contractually agreed to waive its management fees and/or reimburse expenses, to the extent that total annual operating expenses (excluding certain items discussed below) exceed 1.23% of the average daily net assets for Class A Shares and Retail Shares and 0.98% of the average daily net assets for Class I Shares. In determining Summit’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2014 and may not be terminated before December 31, 2014 without approval by the Company’s Board of Directors. If at any time during the three years from January 1, 2014 through December 31, 2016 in which the advisory agreement is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 1.23% of the average daily net assets attributable to the Fund’s Class A Shares or Retail Shares or less than 0.98% of the average daily net assets attributable to the Fund’s Class I Shares, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund during such three-year period. For the year ended August 31, 2014, investment advisory fees accrued were $320,164, of which $170,961 were waived by the Adviser. As of August 31, 2014, the amounts available for recoupment were $215,828 and $106,429 expiring in 2015 and 2016, respectively.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as administrator for the Fund. For providing administrative and accounting services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Fund’s average daily net assets, subject to certain minimum monthly fees.

15

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Continued)

August 31, 2014

Included in the administration and accounting service fees, shown on the Statement of Operations, are fees for providing regulatory administration services to RBB. For providing these services, BNY Mellon is entitled to receive compensation as agreed to by the Company and BNY Mellon. This fee is allocated to each portfolio of the Company in proportion to its net assets of the Company.

In addition, BNY Mellon serves as the Fund’s transfer and dividend disbursing agent. For providing these transfer agent services, BNY Mellon is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee subject to certain minimum monthly and out of pocket expenses.

Foreside Funds Distributors LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

3. Director Compensation

The Directors of the Company receive an annual retainer and meeting fees for meetings attended. The aggregate remuneration paid to the Directors by the Fund during the year ended August 31, 2014 was $8,796. Certain employees of BNY Mellon serve as an Officer or Director of the Company. They are not compensated by the Fund or the Company.

4. Investment in Securities

For the year ended August 31, 2014, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

	Purchases	Sales
Investment Securities	$74,303,774	$47,940,455

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2014, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$52,190,913

Gross unrealized appreciation	$5,654,198
Gross unrealized depreciation	(123,334)

Net unrealized appreciation	$5,530,864

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

16

SUMMIT GLOBAL INVESTMENTS U.S. LOW VOLATILITY EQUITY FUND

Notes to Financial Statements (Concluded)

August 31, 2014

The following permanent differences as of August 31, 2014, primarily attributable to reclassification of dividends received from Real Estate Investment Trust investments among the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
$(4,568)	$4,568	$—

As of August 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$1,652,595	$757,020	$5,530,864

The differences between the book and tax basis components of distributable earnings relate primarily to the timing of recognition of income and gains for federal income tax purposes.

The tax character of dividends and distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	Ordinary Income	Long-Term Gains	Total
2014	$834,929	$83,691	$918,620
2013	$105,245	$ —	$105,245

Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. As of August 31, 2014, the Fund did not have any capital loss carryforwards.

6. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund though the date the financial statements were issued, and has determined that there were subsequent events requiring recognition or disclosure in the financial statements.

17

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The RBB Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Summit Global Investments U.S. Low Volatility Equity Fund (one of the series constituting The RBB Fund, Inc.) (the “Fund”) as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period February 29, 2012 (commencement of operations) to August 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Summit Global Investments U.S. Low Volatility Equity Fund (one of the series constituting The RBB Fund, Inc.) at August 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the two years in the period then ended and for the period February 29, 2012 (commencement of operations) to August 31, 2012, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

October 29, 2014

18

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Shareholder Tax Information

(Unaudited)

Certain tax information is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2014. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ending December 31, 2014. During the fiscal year ended August 31, 2014, the Fund paid $834,929 of ordinary income dividends and $83,691 of long-term capital gain dividends to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The Fund designates 39.21% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of ordinary income dividends paid qualifying for the corporate dividends received deduction is 39.91%.

The Fund designates 100% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2014. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2015.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

19

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Other Information

(Unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent six-month period ended June 30 are available without charge, upon request, by calling (855) 744-8500 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) on Form N-Q. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board of the Company, including all of the Directors who are not “interested persons” of the Company, as that term is defined in the Investment Company Act (the “Independent Directors”), considered the renewal of the investment advisory agreement between Summit and the Company (the “Advisory Agreement”) on behalf of the Fund at a meeting of the Board held on May 13, 2014 (the “Meeting”). At the Meeting, the Board, including all of the Independent Directors, approved the Advisory Agreement for an additional one-year term. The Board’s decision to approve the Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Advisory Agreement, the Board considered information provided by the Adviser with the assistance and advice of counsel to the Independent Directors and the Company.

In considering the renewal of and approval of the Advisory Agreement between the Company and Summit with respect to the Fund, the Directors took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Directors considered (i) the nature, extent, and quality of Summit’s services provided to the Fund; (ii) descriptions of the experience and qualifications of Summit’s personnel providing those services; (iii) Summit’s investment philosophies and processes; (iv) Summit’s assets under management and client descriptions; (v) Summit’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Summit’s current advisory fee arrangement with the Company and other similarly managed clients; (vii) Summit’s compliance procedures; (viii) Summit’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Lipper/Thompson Reuters (“Lipper”) comparing the Fund’s management fees and total expense ratio to those of its Lipper peer group and comparing the performance of the Fund to the performance of its Lipper peer group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Directors considered the nature, extent and quality of the services provided by Summit. The Directors concluded that Summit had substantial resources to provide services to the Fund and that Summit’s services had been acceptable.

The Directors also considered the investment performance of the Fund and Summit. Information on the Fund’s investment performance was provided for the year-to-date, one-year and since inception periods ended March 31, 2014. The Directors considered the Fund’s investment performance in light of its investment objective and investment strategies. The Directors noted that the investment performance of the Fund as compared to its benchmark was higher for the quarter ended March 31, 2014, and lower for the one-year period and since inception. The Directors also considered the Fund’s investment performance as compared to its Lipper peer group for the one- and two-year periods ended February 28, 2014, noting the Fund had underperformed the Lipper performance group median.

20

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Other Information (Concluded)

(Unaudited)

The Directors also considered the advisory fee rate payable by the Fund under the Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratio (before and after fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment advisory firms. The Directors noted that the advisory fees of the Fund, before and after waivers, were lower than the peer group median and the actual total expenses of the Fund were slightly above the median of the peer group. In addition, the Directors noted that Summit has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s average daily net assets through at least December 31, 2014 and that Summit expects to continue these fee waivers and expense reimbursements. The Directors also considered Summit’s profitability and overall firm-wide assets which totaled approximately $156 million.

After reviewing the information regarding the Fund’s costs, profitability and economies of scale, and after considering Summit’s services, the Directors concluded that the investment advisory fees paid by the Fund were fair and reasonable and that the Advisory Agreement should be approved and continued for an additional one-year period ending August 16, 2015.

21

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Company Management

(Unaudited)

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below. The statement of additional information (“SAI”) includes additional information about the Directors and is available without charge, upon request, by calling (855) 744-8500.

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

DISINTERESTED DIRECTORS
Julian A. Brodsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 7/33	Director	1988 to present	Director and Vice Chairman, Comcast Corporation (cable television and communications) from 1969 to 2011.	23	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/38	Director	2002 to present	Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	23	None
Gregory P. Chandler 103 Bellevue Parkway Wilmington, DE 19809 DOB: 12/66	Director	2012 to present	Since May 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from February 2003-April 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	23	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company).
Nicholas A. Giordano 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/43	Director	2006 to present	Consultant, financial services organizations from 1997 to present.	23	Kalmar Pooled Investment Trust; (registered investment company); Wilmington Funds; (registered investment company); WT Mutual Fund (registered investment company) (until March 2012); Independence Blue Cross; Intricon Corp. (producer of medical devices).

22

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Company Management (Continued)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years
Arnold M. Reichman 103 Bellevue Parkway Wilmington, DE 19809 DOB: 5/48	Chairman Director	2005 to present 1991 to present	Co-Founder and Chief Executive Officer, Lifebooker, LLC, from 2006 to present.	23	None
Robert A. Straniere 103 Bellevue Parkway Wilmington, DE 19809 DOB: 3/41	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; from 1980 to present, Founding Partner, Straniere Law Group.	23	Reich and Tang Group (asset management).

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

INTERESTED DIRECTORS [2]
Jay F. Nusblatt 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/61	Director	2012 to present	Since July 2010, Head of U.S. Fund Accounting and Administration, BNY Mellon Asset Servicing; from 2006 to July 2010, Senior Vice President, Fund Accounting and Administration, PNC Global Investment Servicing.	23	None
Robert Sablowsky 103 Bellevue Parkway Wilmington, DE 19809 DOB: 4/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc. (a registered broker-dealer).	23	None

23

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Company Management (Concluded)

(Unaudited)

Name, Address, and Date of Birth	Position(s) Held with Company	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director During Past 5 Years

OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance Services Brandywine Two 5 Christy Drive, Suite 208 Chadds Ford, PA 19317 DOB: 12/62	President and Chief Compliance Officer	President 2009 to present and Chief Compliance Officer 2004 to present	President, Vigilant Compliance Services since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A
Joel Weiss 103 Bellevue Parkway Wilmington, DE 19809 DOB: 1/63	Treasurer	2009 to present	Since 1993, Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Diana Drake 301 Bellevue Parkway Wilmington, DE 19809 DOB: 7/67	Secretary	2014 to present	Since 2010, Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (financial services company); Vice President and Counsel, PNC Global Investment Servicing from 2008-2010.	N/A	N/A
James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 DOB: 10/60	Assistant Treasurer	2005 to present	Since 1995, Senior Director and Vice President, BNY Mellon Investment Servicing (US) Inc. (financial services company).	N/A	N/A
Michael P. Malloy One Logan Square, Ste. 2000 Philadelphia, PA 19103 DOB: 7/59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

*	Each Director oversees twenty three portfolios of the Company that are currently offered for sale.

[1]

Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs, Brodsky, Carnall, and Sablowsky. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed..

[2]

Messrs. Sablowsky and Nusblatt are considered “interested persons” of the Company as that term is defined in the 1940 Act and are referred to as “Interested Directors.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as a senior officer of Oppenheimer & Co., Inc., a registered broker-dealer. Mr. Nusblatt is considered an “Interested Director” of the Company by virtue of his position as the Head of U.S. Fund Accounting and Administration at BNY Mellon Asset Servicing, administrator and accounting agent and transfer agent to the Company.

24

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Privacy Notice

(Unaudited)

FACTS	WHAT DOES THE SUMMIT GLOBAL INVESTMENTS U.S LOW VOLATILITY EQUITY FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information may include:

—    Social Security number

—     account balances

—     account transactions

—     transaction history

—     wire transfer instructions

—     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Summit Global Investments U.S. Low Volatility Equity Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your information	Does the Summit Global Investments U.S. Low Volatility Equity Fund Share?	Can you limit this sharing?

For our everyday business purpose — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	Yes	No

For affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-888-251-4847 or go to www.summitglobalinvestments.com

25

SUMMIT GLOBAL INVESTMENTS

U.S. LOW VOLATILITY EQUITY FUND

Privacy Notice

(Unaudited)

What we do
How does the Summit Global Investments U.S. Low Volatility Equity Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Summit Global Investments U.S. Low Volatility Equity Fund collect my personal information?

We collect your personal information, for example, when you

—      open an account

—      provide account information

—     give us your contact information

—     make a wire transfer

—      tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

—      sharing for affiliates’ everyday business purposes — information about yourcreditworthiness

—     affiliates from using your information to market to you

—      sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

—   Our affiliates include Summit Global Investments, LLC, the investment adviser to the Summit Global Investments U.S. Low Volatility Equity Fund.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

—   Summit Global Investments U.S. Low Volatility Equity Fund doesn’t share with nonaffiliates so they can market to you.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

—   Summit Global Investments U.S. Low Volatility Equity Fund may share your information with other financial institutions with whom they have joint marketing arrangements who may suggest additional fund services or other investments products which may be of interest to you. We do not currently have any joint marketing arrangements with other financial institutions.

26

Investment Adviser

Summit Global Investments, LLC

620 South Main Street

Bountiful, UT 84010

Administrator

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Principal Underwriter

Foreside Funds Distributors LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

Legal Counsel

Drinker, Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Julian A. Brodsky, Gregory P. Chandler and Nicholas A. Giordano are the registrant’s audit committee financial experts and each of them is “independent.”

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2014	Fiscal Year 2013
PricewaterhouseCoopers LLP	$231,633	$173,916
Ernst & Young LLP	$353,325	$286,625
BBD LLP	$15,000	$0
Aggregate Fees	$599,958	$460,541

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2014 and $0 for 2013.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

	Fiscal Year 2014	Fiscal Year 2013
PricewaterhouseCoopers LLP	$21,600	$0
Ernst & Young LLP	$39,485	$45,198.65
BBD LLP	$0	$0
Aggregate Fees	$63,085	$45,198.65

These fees were for the review of excise tax returns and passive foreign investment company (PFICs) analysis and tax compliance related services.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2014 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval of Audit and Permitted Non-Audit Services

1.

Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.

Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.

Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.

Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not Applicable

(c)	100%

(d)	Not Applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2014	Fiscal Year 2013
PricewaterhouseCoopers LLP	$13,206,393	$0
Ernst & Young LLP	$85,000	$84,500
BBD LLP	$0	$0
Aggregate Fees	$13,291,393	$84,500

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)    Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The RBB Fund, Inc.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date    11/7/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President
(principal executive officer)

Date    11/7/2014

By (Signature and Title)*	/s/ Joel Weiss
Joel Weiss, Treasurer
(principal financial officer)

Date    11/7/2014

*	Print the name and title of each signing officer under his or her signature.